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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-6352

ING Series Fund, Inc.
(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ			85258
(Address of principal executive offices)			(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21202
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-992-0180

Date of fiscal year end:	May 31

Date of reporting period:	June 1, 2005 to November 30, 2005

ITEM 1.                             REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Semi-Annual Report

November 30, 2005

Class A

• ING Classic Index Plus Fund
(formerly, ING Index Plus Protection Fund)

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

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PRESIDENT’S LETTER

JAMES M. HENNESSY	Dear Shareholder,

As you may recall in my last letter, I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

That enthusiasm, I am happy to report, is continuing to thrive. With the New Year, we have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier.SM” are more than words, they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the ING Diversified International Fund. The new Fund is among those that we launched in January but it is unique in that it is a fund-of-funds. It is also, we believe, simply an easier way to invest internationally.

The ING Diversified International Fund brings together six distinct, international mutual funds, each managed by well-known asset managers who specialize in key international sub-asset classes. What’s more, the Fund is periodically reviewed by a seasoned team of ING asset allocation experts who re-adjust the Fund’s allocation based on prevailing market conditions.

Best of all: we’ve made it easy. With just one investment, investors can now acquire a broadly diversified, actively managed international equity portfolio.

The ING Diversified International Fund marks one more way that we at ING Funds are continuing to offer you the global expertise, product innovation and world-class service that you have come to expect from us.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
January 10, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2005

Investors in global equities gained 8.8% in the six months ended November 30, 2005, according to the MSCI World® Index in dollars, including net reinvested dividends, ending just 1% off the 2005 high. In currencies, the dollar extended its early run in 2005, rising 4.4% against the euro, 5.1% against the pound and 10.4% against the yen in the six month period. Few expected such dollar strength in 2005. Relatively high U.S. interest rates explained part of it, especially the re-cycling of oil exporters’ burgeoning wealth into dollar denominated securities. The yen’s particular weakness was connected with the sharp rise in Japanese stock prices, fueled by outside investors who were hedging their currency risk. Also material was the tax-related “repatriation” into dollars of U.S. corporations’ foreign currency balances.

Trends in investment grade fixed income securities had been dominated since the middle of 2004 by the flattening of the U.S. Treasury yield curve as ten-year yields fell. This continued even as the Federal Open Market Committee (“FOMC”) raised short-term interest rates by 25 basis points eight times in the twelve months through May 2005, pulling other short-term rates up in train. However, the yield on the ten-year U.S. Treasury Note had actually fallen by 65 basis points over the same period. This “conundrum”, as Federal Reserve Chairman Greenspan called it, was eventually put down to an apparently growing perception in the market that inflation was a problem solved, due to a vigilant Federal Reserve, cheap goods and labor abroad and consistent productivity growth at home. In addition, foreign investors’ hunger for U.S. investments kept yields down at the long end. At times during the six months ended November 30, especially in October, the trend seemed about to break: for example when already high energy prices, now affected by Hurricanes Katrina and Rita, looked to be filtering through to the general price level. But in the end the forces of curve flattening prevailed. By November 30, the FOMC had raised rates four more times, oil prices and the inflation scare had subsided and foreigners were still buying record amounts of U.S. securities. On November 17, 2005, the spread over the 13-week U.S. Treasury Bill yield fell to 0.6%, the lowest since March 2001. For the six months ended November 30, the yield on the ten-year U.S. Treasury Note rose by 49 basis points to 4.5%, while the yield on the 13-week U.S. Treasury Bills rose 98 basis points to 3.9%. The broader Lehman Aggregate Index lost 0.5% during the same period.

The U.S. equities market, in the form of the Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index, gained 5.9% including dividends in the six months through November 30, at which point it was trading at a price-to-earnings level of just over 16 times earnings for the current fiscal year. Investors warily watched interest rates as they ultimately rose at the long end as well as the short. Falling mortgage interest rates have encouraged refinancing on a massive scale and the funds raised have tended not to stay long in the wallets of American consumers, keeping expansion strong. Still, after an indecisive June, stocks benefited from July’s positive economic data, especially robust second quarter company earnings figures. The S&P 500 reached its best level so far in 2005, a four-year high on August 3, but then fell back. Little headway was made after Hurricanes Katrina and Rita. High prices at the pump were already here and an expensive winter for heating fuel was expected. Continual and pervasive reports of sharply rising prices persisted through October, and with consumer confidence slumping, stocks pulled back. However, an evidently swift recovery from Hurricanes Katrina and Rita cheered investors and stock prices powered ahead through November 25, to another four-year high, as oil prices fell back below $60 per barrel, inflation moderated, corporate profits remained buoyant and gross domestic product (“GDP”) growth, at 4.1% per annum, was the envy of the developed world.

Internationally, Japan equities soared 22.7%, based on the MSCI Japan® Index in dollars plus net dividends, for the six months ended November 30, 2005. The index actually rose a remarkable 36.2% in yen to a five-year peak. The market did little until August, but thereafter a new sense of optimism took hold, based on an encouraging improvement in domestic demand suggesting a return to a balanced economy after years of export dependency. Corporations and the banks have repaired their balance sheets at last. Rising wages are supporting domestic demand and an end to deflation seems to be at hand. The main reservation is that local investors still seem unconvinced. European ex UK markets added 9.0% in the six month ended November according to the MSCI Europe ex UK® Index including net dividends, 14.5% in local currencies to the best levels in four years. Such bullish performance belied low domestic demand, high unemployment, restrictive employment practices and periodic political deadlock, disappointing reformers. A smattering of more hopeful economic data and an

2

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2005

upsurge of merger and acquisition activity however, raised spirits in markets that are not particularly expensive. Unemployment seems finally to be edging down in the Eurozone, while GDP growth in the third quarter 2005 was a much more encouraging 0.6% over the second quarter 2005. The UK market gained 5.0% in dollars in the six months ended November 30, based on the MSCI UK® Index including net dividends, concealing a more impressive 10.6% increase in pounds, allowing the market to scale four-year heights. As in the rest of Europe, equities were supported by their relative cheapness and by merger and acquisition activity in the face of mostly miserable economic reports and even terrorist attacks. Manufacturing is in decline and GDP growth set to fall in 2005 to about 1.5%, the weakest since 1992. Nonetheless, company earnings held up and investors supported a market that paid over 3% in dividends.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING CLASSIC INDEX PLUS FUND
(FORMERLY, ING INDEX PLUS PROTECTION FUND)	PORTFOLIO MANAGERS’ REPORT

During the Guarantee Period, the Classic Index Plus Fund (“CIPF”), formerly known as the ING Index Plus Protection Fund, seeks to achieve maximum total return by participating in favorable equity market performance while preserving the principal amount of the Fund as of the inception of the Guarantee Period. At the end of the Guarantee Period for CIPF, the guarantee will no longer apply. The Guarantee Period is:

	Guarantee Period	Maturity Date
CIPF	12/01/00 – 11/30/05	11/30/05*

*  After this date, CIPF goes into the Index Plus Large Cap Period.

Following the five year Guarantee Period, the Index Plus Large Cap Period begins for CIPF. During this period, the Fund will seek to outperform the total return performance of the Standard and Poor’s 500 Composite Stock Price (“S&P 500”) Index while maintaining a risk profile consistent with the Index.

The Fund is managed by the following Portfolio Management Team with ING Investment Management Co., the Sub-Adviser:

Asset Allocation: Mary Ann Fernandez, CFA, Senior Vice President, serves as strategist for the Fund and is responsible for overseeing overall Fund strategy and the allocation of Fund Assets between the Equity and Fixed components.

Equity Component: Hugh T.M. Whelan*, Portfolio Manager and Douglas K. Cotè, Portfolio Manager, co-manage the Equity Component.

Fixed Component: The Fixed Component is managed by a team of fixed-income specialists led by James B. Kauffmann, Portfolio Manager.

Note: The Fund is closed to new investments.

Performance: Listed below is the Class A share total return of CIPF, excluding sales charges, the S&P 500 Index(1) and the Lehman Brothers 1-3 Year Government Index(2) for the six months ended November 30, 2005:

CIPF	0.98%
S&P 500 Index(1)	5.88%
1-3 Year Government Index(2)	0.58%

(1)  The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(2)  The Lehman Brothers 1-3 Year Government Index is an unmanaged index comprised of all publicly issued non-convertible domestic debt of the U.S. government, or any agency thereof, or any quasi-Federal corporation.

An investor cannot invest directly in an index.

Portfolio Specifics: Performance is driven by a combination of returns on the equity portfolio, returns on the bond portfolio, and the asset allocation between the two components. The asset allocation process seeks to participate in rising equity markets and protect principal on the downside. Stocks are more volatile than bonds, an important consideration in the asset allocation process. Other factors, such as the current level of interest rates, time remaining to the maturity date, and the ratio of current assets to the underlying guarantee amount are also important. The Fund’s allocation to equities and fixed income is dependent on these factors and the path they take over the guarantee period. In general, when the time left to maturity is short, or the ratio of assets to the guarantee amount is low, asset allocation will tend to be conservative in order to protect principal from losses. All other factors being equal, the Fund generally buys equities (and sells bonds) when the equity market rises and sells equities (and buys bonds) as the equity market declines. The use of fixed income reduces the Fund’s ability to participate as fully in upward moving equity markets.

The Fund’s fixed income component outperformed the Lehman Brothers 1-3 Year Government Index. All of the Funds hold a higher percentage of agency securities as compared to the Index, and agencies modestly

4

ING CLASSIC INDEX PLUS FUND
PORTFOLIO MANAGERS’ REPORT	(FORMERLY, ING INDEX PLUS PROTECTION FUND)

outperformed Treasuries, helping performance. However, the majority of the outperformance was due to duration. The Fund has shorter durations than the Index, which contributed to performance as shorter duration issues outperformed longer duration issues over the period.

The Fund’s equity component underperformed the S&P 500 Index due to security selection in the information technology, energy and financial sectors. The health care, consumer discretionary and utility sectors had positive stock selection, offsetting somewhat the negatively performing sectors. Among the largest positive contributors to performance were our overweights in Apple Computer and Motorola. Our overweight in Dell and underweight in Schlumberger detracted from returns over the six month period ended November 30, 2005. Individual security selection was aided by the effectiveness of factors historically successful at identifying outperforming stocks, including analyst estimate revision, free cash flow to price and trailing price-to-earnings (P/E). Price momentum, capital expense change and change in accruals did not contribute to performance over the six month period.

Presented below is the asset allocation for the CIPF as of November 30, 2005 as presented in the accompanying Portfolio of Investments as a percentage of net assets.

Asset Allocation
as of November 30, 2005
(as a percent of net assets)

	Fixed Income	Common Stock	Other Assets and Liabilities
CIPF	145.1%	5.4%	(50.5)%

Outlook and Current Strategy: Recent economic data releases have been pointing to a fairly robust economy in the United States, though they are still distorted by this year’s Hurricanes Katrina and Rita. The main risk to the economy now, in our view, is the possibility that a softening housing market will induce households to curtail their spending, and that the decline in demand will not be fully offset by a rise in net exports or business investment. The equity market has gained momentum in recent weeks on the back of lower energy prices and we are overweight the equity sector, including international. The allocation between equities and fixed income is dependent on our quantitative asset allocation model, which uses the factors mentioned above, not on a qualitative evaluation of the bond versus the equity markets.

*  Effective December 2005, Omar Aguilar replaced Hugh Whelan as Portfolio Manager to ING Classic Index Plus Fund.

5

ING CLASSIC INDEX PLUS FUND
(FORMERLY, ING INDEX PLUS PROTECTION FUND)	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended November 30, 2005
		Since Inception
		of Guarantee Period
	1 Year	December 1, 2000
Including Sales Charge:
Class A(1)	(3.32)%	0.02%
Excluding Sales Charge:
Class A	1.50%	1.00%
S&P 500 Composite Stock Price Index(2)	8.44%	0.64%
Lehman Brothers 1-3 Year Government Index	1.55%	2.60%

Based on a $10,000 initial investment, the table above illustrates the total return of ING Classic Index Plus Fund (formerly, ING Index Plus Protection Fund) against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 4.75%.

(2) The S&P 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

6

INVESTMENT STRATEGY AND PRINCIPAL RISKS

The Guarantee Period

CIPF guarantees that the value of each shareholder’s account on the Guarantee Maturity Date will be no less than the value of that shareholder’s account as of the inception of the Guarantee Period provided that all dividends and distributions received from the Fund have been reinvested and no shares have been redeemed. If a shareholder takes any distributions or dividends in cash instead of reinvesting them, or if any shares are redeemed before the Guarantee Maturity Date, the shareholder’s guaranteed amount will be reduced as more fully described below. The Index Plus Large Cap Period will commence immediately following the Guarantee Period for CIPF.

How does the Fund’s Asset Allocation Work?

The Portfolio Manager uses a proprietary computer model to determine, on an ongoing basis, the percentage of assets allocated to the Equity Component and to the Fixed Component in an attempt to meet the Fund’s investment objective. The model evaluates a number of factors, including but not limited to:

•  the market value of the Fund’s assets as compared to the aggregate guaranteed amount;

•  the prevailing level of interest rates;

•  equity market volatility; and

•  the length of time remaining until the Guarantee Maturity Date.

The model determines the initial allocation between the Equity Component and the Fixed Component on the first day of the Guarantee Period and provides direction for any reallocations on a daily basis thereafter.

Equity Component: In managing the assets of the Equity Component, the Fund employs an Enhanced Index Strategy. This means that the Portfolio Manager invests at least 80% of the Equity Component’s net assets in common stocks included in the S&P 500 Index, although the weightings of the stocks may vary somewhat from their respective weightings in the S&P 500 Index. The Equity Component may also include S&P 500 Index futures contracts.

If the Equity Component’s market value is $5 million or less, in order to replicate investment in stocks listed on the S&P 500 Index, the Portfolio Manager may invest the entire amount of the Equity Component’s assets in S&P 500 Index futures, in exchange traded funds (ETFs), or in a combination of S&P 500 Index futures and ETFs, subject to any limitation on the Fund’s investment in such securities (subject to restrictions imposed by the Investment Company Act of 1940, as amended, “1940 Act”). ETFs are passively managed investment companies traded on a securities exchange whose goal is to track or replicate a desired index. The Fund’s Portfolio Manager will not employ an Enhanced Index Strategy when it invests in S&P 500 Index futures and ETFs.

Fixed Component: In managing the Fixed Component, the Fund looks to select investments with financial characteristics that will, at any point in time, closely resemble those of a portfolio of zero coupon bonds, which mature within three months of the Guarantee Maturity Date. The Fixed Component will consist primarily of securities issued or guaranteed by the U.S. government and its agencies or instrumentalities of a short- to intermediate duration. Duration refers to the sensitivity of fixed income securities to interest rate changes. Generally, fixed income securities with shorter durations are less sensitive to changes in interest rates. These U.S. Government securities include STRIPS (Separate Trading of Registered Interest and Principal of Securities). STRIPS are created by the Federal Reserve Bank by separating the interest and principal components of an outstanding U.S. Treasury or Agency bond and selling them as individual securities. The Fixed Component may also include corporate bonds rated AA- or higher by S&P and/or Aa3 or higher by Moody’s Investors Service, Inc., futures on U.S. Treasury securities and money market instruments.

What are the Principal Guarantee Period Risks?

Allocation Risk: If interest rates are low (particularly at the inception of the Guarantee Period), the Fund’s assets may be largely invested in the Fixed Component in order to increase the likelihood of preserving the value of the Fund as of the inception of the Guarantee Period. In addition, if during the Guarantee Period the equity markets

7

INVESTMENT STRATEGY AND PRINCIPAL RISKS (CONTINUED)

experienced a major decline, the Fund’s assets may become largely or entirely invested in the Fixed Component. In fact, if the value of the Equity Component were to decline by 30% in a single day, a complete and irreversible reallocation to the Fixed Component may occur. In this circumstance, the Fund would not participate in any subsequent recovery in the equity markets. Use of the Fixed Component reduces the Fund’s ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities.

Opportunity Costs: The Fund may allocate a substantial portion, and under certain circumstances all, of the Fund’s assets to the Fixed Component in order to conserve the Fund’s assets to a level equal to or above the present value of the Guarantee. Initially, if interest rates are low, the allocation to the Fixed Component may be over 70% of the Fund’s assets. If the market value of the Equity Component rises, the percentage of the Fund’s assets allocated to the Equity Component generally will also rise. However, the relative volatility of these two Components as well as the past performance of the Fund will affect these allocations. For example, if the Fund incurs early losses, the Fund may allocate 100% of the Fund’s assets to the Fixed Component for the entire Guarantee Period, irrespective of the subsequent upward movements in the equity markets and/or the Equity Component. The extent to which the Fund participates in upward movements in the Equity Component during the Guarantee Period will depend on the performance of the Fund, the performance and volatility of the Fixed and Equity Components, interest rates, expenses of the Fund and other factors. The Fund might capture a material portion, very little or none of any equity market increase. It is possible that on the Maturity Date, an investor could receive only the Guaranteed Amount even though the equity markets, as well as the Equity Component, have had significant positive performance during the Guarantee Period. The Fund’s Guarantee Period ended on November 30, 2005.

Worse Case Scenarios for the Fund’s Equity Participation: The opportunity cost of not allocating assets to the Equity Component will be particularly high if early in the Guarantee Period: (a) the Fund’s NAV decreases; or (b) the value of the Equity Component declines. In either case, all or substantially all of the Fund’s assets could be allocated to the Fixed Component for the remainder of the Guarantee Period.

Investing in Stocks: The risks associated with investing in stocks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The performance of the Equity Component also depends significantly on the Portfolio Manager’s skill in determining which securities to overweight, underweight or avoid altogether.

Investing in Bonds: The principal risk associated with investing in bonds is that interest rates may rise, which generally causes bond prices to fall. The market value of a zero coupon bond portfolio (which may include STRIPS) generally is more volatile than the market value of a portfolio of fixed income securities with similar maturities that pay interest periodically. With corporate bonds, there is also a risk that the issuer will default on the payment of principal or interest. Federal tax law requires that a holder of a zero coupon security accrue a portion of the discount at which the security was purchased as taxable income each year, even though the holder receives no interest payment on the security during the year. Because the Fund must distribute substantially all of its net income (including non-cash income attributable to zero coupon securities) to its shareholders each year for income and excise tax purposes, such accrued discount would also be taken into account in determining the amount of taxable distributions to shareholders. In addition, the Fund may have to dispose of portfolio securities under disadvantageous circumstances to generate cash, or may be required to borrow, to satisfy its distribution requirements.

Use of Futures: While the use of futures contracts by the Fund can amplify a gain, it can also amplify a loss. Such a loss can be substantially more money than the actual cost of the investment. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund’s expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract intended as a hedge may not perform as expected.

Risks of Using Derivatives: Certain securities in which the Fund may invest, including futures contracts, are derivative instruments. In general terms, a derivative instrument is a financial contract whose value is derived, at least in part, from the performance of an underlying asset, interest rate, or index. If the issuer of a derivative does not pay the amount due, the Fund can lose money on the investment. The underlying investment on which the

8

INVESTMENT STRATEGY AND PRINCIPAL RISKS (CONTINUED)

derivative is based, and the derivative itself, might not perform in the manner the Sub-Adviser expected, which could cause the Fund’s share prices to decline. Markets of underlying securities may move in a direction not anticipated by the Sub-Adviser, which may result in the Fund’s realizing a lower return than expected on an investment.

Transaction Costs and Taxes: The asset allocation process results in additional transaction costs such as brokerage commissions. The process can have an adverse effect on the performance of the Fund during periods of increased equity market volatility. In addition, a high portfolio turnover rate, which may also have an adverse effect on the performance of the Fund, may increase the Fund’s transaction costs.

The asset allocation process and sale of fixed-income securities in connection with the transition period for the Index Plus Protection Fund may also result in the realization of additional gains to the Fund and may therefore also increase tax liability to shareholders. The Fund may distribute any net gains and income to shareholders. Such distributions are taxable to shareholders even if the distributions are reinvested in the Fund.

Index Plus Large Cap Period

During the Index Plus Large Cap Period, CIPF seeks to outperform the total return performance of the S&P 500 Index, while maintaining a market level of risk. The Fund’s principal investment strategies are the same as those of the Enhanced Index Strategy, as described above under Equity Component. The principal risks of an investment in the Fund during the Index Plus Large Cap Period are those generally attributable to stock investing. These risks include sudden and unpredictable drops in the value of the market as a whole and periods of lackluster or negative performance. The success of the Fund’s strategy depends significantly on the Portfolio Manager’s skill in determining which securities to overweight, underweight or avoid altogether.

For further information on the Fund’s Investment Strategy and Risks, please refer to your Prospectus and Statement of Additional Information.

9

Shareholder Expense Examples (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2005 to November 30, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Classic Index Plus Fund (formerly, ING Index Plus Protection Fund)	Beginning Account Value June 1, 2005	Ending Account Value November 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2005*
Actual Fund Return
Class A	$1,000.00	$1,009.80	1.50%	$7.56
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,017.55	1.50%	$7.59

*      Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half-year.

10

Statement Of Assets And Liabilities As Of NOVEMBER 30, 2005 (UNAUDITED)

ING Classic Index Plus Fund
ASSETS:
Investments in securities at value*	$867,804
Repurchase agreement	23,268,000
Cash	22
Receivables:
Dividends and interest	4,642
Prepaid expenses	1,311
Total assets	24,141,779
LIABILITIES:
Payable for fund shares redeemed	8,040,424
Payable to affiliates	32,124
Payable for director fees	1,630
Other accrued expenses and liabilities	34,158
Total liabilities	8,108,336
NET ASSETS	$16,033,443

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$17,547,547
Accumulated net investment loss	(35,130)
Accumulated net realized loss on investments	(1,697,433)
Net unrealized appreciation on investments	218,459
NET ASSETS	$16,033,443

* Cost of investments in securities	$649,345

Class A:
Net Assets	$16,033,443
Shares authorized	100,000,000
Par value	$0.001
Shares outstanding	1,665,530
Net asset value and redemption price per share	$9.63

See Accompanying Notes to Financial Statements

11

STATEMENT OF OPERATIONS For The Six Months Ended NOVEMBER 30, 2005 (UNAUDITED)

ING Classic Index Plus Fund
INVESTMENT INCOME:
Dividends	$8,140
Interest	463,419
Securities lending income	13
Other	15
Total investment income	471,587

EXPENSES:
Investment management fees	85,763
Distribution and service fees:
Class A	3,859
Class B*	116,507
Transfer agent fees	5,830
Administrative service fees	10,555
Shareholder reporting expense	3,060
Registration fees	147
Professional fees	1,098
Custody and accounting expense	11,205
Director fees	195
Guarantee fees	43,541
Miscellaneous expense	1,584
Total expenses	283,344
Net recouped fees	2,153
Net expenses	285,497
Net investment income	186,090

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments	27,721
Net change in unrealized appreciation or depreciation on investments	(37,639)
Net realized and unrealized loss on investments	(9,918)
Increase in net assets resulting from operations	$176,172

*      Shareholders of Class B converted to Class A at close of business November 30, 2005.

See Accompanying Notes to Financial Statements

12

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Classic Index Plus Fund
	Six Months Ended November 30, 2005	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income	$186,090	$387,034
Net realized gain on investments	27,721	71,100
Net change in unrealized appreciation or depreciation on investments	(37,639)	(469,091)
Net increase (decrease) in net assets resulting from operations	176,172	(10,957)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(57,380)	(79,145)
Class B*	(314,741)	(320,628)
Total distributions	(372,121)	(399,773)

FROM CAPITAL SHARE TRANSACTIONS:
Shares issued in conversion*	14,749,999	—
Dividends reinvested	356,832	383,749
	15,106,831	383,749
Cost of shares redeemed	(26,436,609)	(6,619,461)
Net decrease in net assets resulting from capital share transactions	(11,329,778)	(6,235,712)
Net decrease in net assets	(11,525,727)	(6,646,442)

NET ASSETS:
Beginning of period	27,559,170	34,205,612
End of period	$16,033,443	$27,559,170

Undistributed net investment income (accumulated net investment loss) at end of period	$(35,130)	$150,901

*  Shareholders of Class B converted to Class A at close of business November 30, 2005.

See Accompanying Notes to Financial Statements

13

ING CLASSIC INDEX PLUS FUND	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30, 2005	Year Ended May 31,			Seven Months Ended May 31, 2002(1)	Year Ended October 31, 2001	October 2, 2000(2) to October 31, 2000
		2005	2004	2003
Per Share Operating Performance:
Net asset value, beginning of period	$9.75	9.89	10.11	9.64	9.81	10.03	10.00
Income (loss) from investment operations:
Net investment income	$0.14	0.19	0.18	0.13	0.12	0.15	0.03
Net realized and unrealized gain (loss) on investments	$(0.04)	(0.13)	(0.25)	0.52	(0.17)	(0.30)	—
Total from investment operations	$0.10	0.06	(0.07)	0.65	(0.05)	(0.15)	0.03
Less distributions from:
Net investment income	$0.22	0.20	0.15	0.18	0.12	0.07	—
Total distributions	$0.22	0.20	0.15	0.18	0.12	0.07	—
Net asset value, end of period	$9.63	9.75	9.89	10.11	9.64	9.81	10.03
Total Return(3)%	0.98	0.64	(0.72)	6.76	(0.51)	(1.93)*	—	†
Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16,033	3,324	4,099	5,027	5,239	5,383	2,585
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)%	1.50	1.50	1.50	1.50	1.50	1.46	0.59
Gross expenses prior to expense reimbursement/recoupment(4)%	1.48	1.50	1.58	1.73	1.70	1.66	6.35
Net investment income after reimbursement/recoupment(4)(5)%	1.41	1.94	1.75	1.26	2.06	1.58	4.05
Portfolio turnover rate %	1	2	8	96	101	139	—

(1)              The Fund changed its fiscal year end to May 31.

(2)              Commencement of operations.

(3)              Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4)              Annualized for periods less than one year.

(5)              The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

*                 Represents performance beginning on first day of the Guarantee Period (December 1, 2000). Total return for year ended October 31, 2001 was (1.51%) for Class A.

†                  Total return from commencement of offering of shares was 0.30% for Class A.

See Accompanying Notes to Financial Statements

14

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005

NOTE 1 — ORGANIZATION

Organization. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are seventeen separate series which comprise the ING Series Fund, Inc. The only series in this report is: ING Classic Index Plus Fund (“Classic Index Plus” or “CIPF” formerly, ING Index Plus Protection Fund).

The Fund seeks to achieve maximum total return by participating in favorable equity market performance while preserving the principal amount of the Fund as of the inception of each Fund’s Guarantee Period. If during the Guarantee Period the equity markets experience a major decline, the Fund’s assets may become largely or entirely invested in the Fixed Component, which consists primarily of U.S. Government securities. Use of the Fixed Component reduces the Fund’s ability to participate as fully in upward equity market movements, and therefore represents some loss of opportunity, or opportunity cost, compared to a portfolio that is more heavily invested in equities. The Fund guarantees that on the Maturity Date, each shareholder will receive no less than the Guarantee per Share amount for each share held. The Guarantee per Share will equal the NAV on the last day of the Offering Period, and thereafter will be adjusted to reflect any dividends and distributions made by the Fund. A shareholder who automatically reinvests all such distributions and does not redeem any shares during the Guarantee Period will receive, on the Maturity Date, no less than his or her account value at the inception of the Guarantee Period. The Fund’s Guarantee Maturity Date was November 30, 2005 and no guarantee amounts were payable.

The following table presents the time periods for the Fund’s three phases:

	Offering Period	Guarantee Period	Maturity Date
CIPF*	10/02/00 - 11/30/00	12/01/00 - 11/30/05	11/30/05**

*      Closed to new investors.

**   Guarantee Maturity Date for CIPF. After this date CIPF goes into the Index Plus Large Cap Period.

The Fund offers two classes of shares: Class A and Class B. Class B shares converted to Class A at close of business November 30, 2005. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder servicing fees.

ING Investments, LLC (“ING Investments” or Investment Manager), an Arizona limited liability company, serves as the Investment Manager to the Fund. ING Investments has engaged ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, to serve as the Sub-Adviser to the Fund. ING Funds Distributor, LLC is the principal underwriter of the Fund. ING Funds Distributor, LLC, ING Investments and ING IM are indirect wholly-owned subsidiaries of ING Groep N.V. ING Groep N.V. is one of the largest financial services organizations in the world and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Fund in the preparation of its financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.           Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices.

Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include

15

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures techniques applied in any specific instance are likely to may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related in registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price an extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading take place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.             Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the

16

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

information becomes available to the Fund. Premium amortization and discount accretion are determined by the effective yield method.

C.             Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)          Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)          Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.            Distributions to Shareholders. The Fund records distributions to its shareholders on ex-dividend date. The Fund pays dividends and distributes capital gains, if any, annually. The Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

E.              Federal Income Taxes. It is the policy of the Fund to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to its shareholders. Therefore, no federal income tax provision is required. No capital gains distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

F.              Guarantee Fees. The Fund’s Guarantee is backed by an unconditional, irrevocable guarantee from MBIA Insurance Corporation (“MBIA”), a monoline financial guarantor. The Fund pays MBIA an annual guarantee fee of 0.33% of its average daily net assets until the end of the Guarantee Period which was November 30, 2005.

MBIA Insurance Corporation (“MBIA”), 113 King Street, Armonk, New York 10504 serves as the financial guarantor to the Fund pursuant to a written agreement with ING Investments, ING IM and the Trust. Pursuant to the terms of the Financial Guaranty Agreement, MBIA will issue to the Trust, for the benefit of the shareholders of the Fund, the insurance policy to support the Fund’s Payment Undertaking. The insurance policy is unconditional and irrevocable and will remain in place through the Guarantee Maturity Date for the Fund. MBIA is one of the world’s premier financial guarantee companies and a leading provider of investment management products and services. MBIA and its subsidiaries provide financial guarantees to municipalities and other bond issuers. MBIA also guarantees structured asset-backed and mortgage-backed transactions, selected corporate bonds and obligations of high-quality financial institutions. Further information

17

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

about MBIA and its parent company MBIA, Inc. can be found on its website at www. mbia.com.

G.             Use of Estimates. Management of the Fund has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.            Repurchase Agreements. The Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. The Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

I.                 Illiquid and Restricted Securities. The Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund also may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended November 30, 2005, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were $322,847 and $371,805, respectively.

U.S. Government securities not included above include proceeds from sales of securities in the amount of $27,076,011.

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Fund entered into an Investment Management Agreement with ING Investments, (the “Investment Manager”). The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of the Fund. The fee for the Fund was 0.65% during its Guarantee Period. CIPF will pay 0.45% during its Index Plus Large Cap Period, which begins December 1, 2005.

The Investment Manager has entered into a Sub-Advisory Agreement with ING IM. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”) acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from the Fund a fee at an annual rate of 0.08% of its average daily net assets.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Fund has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby ING Funds Distributor, LLC (the “Distributor”) is reimbursed or compensated (depending on the class of shares) by the Fund for expenses incurred in the distribution of the Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each

18

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (CONTINUED)

month to compensate or reimburse expenses incurred in the distribution and promotion of the Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B*
CIPF	0.25%	1.00%

* Class B shares converted to Class A at close of business on November 30, 2005.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At November 30, 2005, the Fund had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Services and Distribution Fees	Accrued Reimbursement Fees	Total
CIPF	$ 13,144	$ 1,618	$ 546	$ 16,816	$ 32,124

The Fund has adopted a Deferred Compensation Plan (the “Plan”) which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. The deferred fees are invested in various funds advised by the Investment Manager until distribution in accordance with the Plan.

NOTE 7 — EXPENSE LIMITATIONS

The Investment Manager entered into a written Expense Limitation Agreement with the Fund whereby, the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B*
CIPF	1.50%	2.25%

*                 Class B shares converted to Class A at close of business November 30, 2005. Effective December 1, 2006, the Class A expense limit is 0.95%.

The Investment Manager may at a later date recoup from the Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statement of Operations for the Fund. Outstanding reimbursement balances due to the Fund under its expense limitation agreement is reflected in Reimbursement Due from Manager on the accompanying Statement of Assets and Liabilities.

Waived and reimbursed fees are subject to possible recoupment by the Investment Manager. As of November 30, 2005, CIPF had $70,464 and $3,901, of waived and reimbursed fees subject to recoupment in the periods expiring which will mature on November 30, 2006 and November 30, 2007, respectively.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless the Investment Manager provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

The Fund included in this report, in addition to certain other funds managed by the Investment Manager, has entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Fund; and (3) enable the Fund to meet other emergency expenses as defined in the Credit Agreement. The Fund to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. During the six months ended November 30, 2005, the Fund did not utilize the line of credit.

19

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares		Class B Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
Classic Index Plus (Number of Shares)
Shares issued in conversion*	2,233,513	—	—	—
Dividends reinvested	5,740	7,959	31,250	31,538
Shares redeemed	(914,805)	(81,484)	(2,523,332)	(594,705)
Net decrease in shares outstanding	1,324,448	(73,525)	(2,492,082)	(563,167)

Classic Index Plus ($)
Shares issued in conversion*	$14,749,999	$—	$—	$—
Dividends reinvested	55,272	77,200	301,560	306,549
Shares redeemed	(1,582,467)	(795,445)	(24,854,142)	(5,824,016)
Net decrease	$13,222,804	$(718,245)	$(24,552,582)	$(5,517,467)

*      Shareholders of Class B converted to Class A at close of business November 30, 2005.

NOTE 10 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital. Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended November 30, 2005	Year Ended May 31, 2005
	Ordinary Income	Ordinary Income
CIPF	$372,121	$399,773

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2005 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ Depreciation	Capital Loss Carryforwards	Expiration Dates
CIPF	$150,901	$156,696	$(1,625,752)	2009

NOTE 11 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related

20

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (CONTINUED)

NOTE 11 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Board that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

21

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (CONTINUED)

NOTE 11 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

22

ING CLASSIC INDEX PLUS FUND	PORTFOLIO OF INVESTMENTS
(FORMERLY, ING INDEX PLUS PROTECTION FUND)	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 5.4%
		Advertising: 0.0%
30	@	Interpublic Group of Cos., Inc.	$280
15		Omnicom Group, Inc.	1,268
			1,548
		Aerospace/Defense: 0.1%
62		Boeing Co.	4,228
21		General Dynamics Corp.	2,400
8		Goodrich Corp.	308
10		L-3 Communications Holdings, Inc.	745
48		Lockheed Martin Corp.	2,909
28		Northrop Grumman Corp.	1,606
45		Raytheon Co.	1,729
21		Rockwell Collins, Inc.	960
78		United Technologies Corp.	4,200
			19,085
		Agriculture: 0.1%
209		Altria Group, Inc.	15,213
86		Archer-Daniels-Midland Co.	2,027
9		Reynolds American, Inc.	801
13		UST, Inc.	502
			18,543
		Airlines: 0.0%
51		Southwest Airlines Co.	842
			842
		Apparel: 0.0%
50	@	Coach, Inc.	1,721
7		Jones Apparel Group, Inc.	201
11		Liz Claiborne, Inc.	384
20		Nike, Inc.	1,706
5		Reebok Intl., Ltd.	288
12		VF Corp.	680
			4,980
		Auto Manufacturers: 0.0%
192		Ford Motor Co.	1,561
6		PACCAR, Inc.	431
			1,992
		Auto Parts and Equipment: 0.0%
20	@	Goodyear Tire & Rubber Co.	343
15		Johnson Controls, Inc.	1,041
			1,384
		Banks: 0.4%
30		AmSouth Bancorporation	798
409		Bank of America Corp.	18,768
41		BB&T Corp.	1,745
14		Comerica, Inc.	807
8		Compass Bancshares, Inc.	388
1		First Horizon National Corp.	39
16		Huntington Bancshares, Inc.	383
31		KeyCorp	1,028
7		M & T Bank Corp.	758
20		Marshall & Ilsley Corp.	860
32		Mellon Financial Corp.	1,076
43		National City Corp.	1,458
14		Northern Trust Corp.	738
25		PNC Financial Services Group, Inc.	1,594
34		Regions Financial Corp.	1,145
24		State Street Corp.	$1,385
28		SunTrust Banks, Inc.	2,037
24		Synovus Financial Corp.	676
61		The Bank of New York Co., Inc.	1,976
143		U.S. Bancorp	4,330
122		Wachovia Corp.	6,515
127		Wells Fargo & Co.	7,982
10		Zions Bancorporation	756
			57,242
		Beverages: 0.2%
57		Anheuser-Busch Cos., Inc.	2,493
7		Brown-Forman Corp.	482
215		Coca-Cola Co.	9,178
17		Coca-Cola Enterprises, Inc.	327
13	@	Constellation Brands, Inc.	307
11		Pepsi Bottling Group, Inc.	325
212		PepsiCo, Inc.	12,550
			25,662
		Biotechnology: 0.1%
95	@	Amgen, Inc.	7,688
25	@	Biogen Idec, Inc.	1,070
8	@	Chiron Corp.	354
17	@	Genzyme Corp.	1,264
4	@	MedImmune, Inc.	144
3	@	Millipore Corp.	192
			10,712
		Building Materials: 0.0%
11		American Standard Cos., Inc.	419
32		Masco Corp.	953
9		Vulcan Materials Co.	600
			1,972
		Chemicals: 0.1%
20		Air Products & Chemicals, Inc.	1,183
5		Ashland, Inc.	279
78		Dow Chemical Co.	3,529
18		E.I. du Pont de Nemours & Co.	770
10		Eastman Chemical Co.	553
17		Ecolab, Inc.	566
12		Engelhard Corp.	354
6		International Flavors & Fragrances, Inc.	195
22		Monsanto Co.	1,612
24		PPG Industries, Inc.	1,458
28		Praxair, Inc.	1,456
12		Rohm & Haas Co.	526
10		Sherwin-Williams Co.	438
6		Sigma-Aldrich Corp.	396
			13,315
		Commercial Services: 0.1%
106		Cendant Corp.	1,884
19		Equifax, Inc.	728
41		H&R Block, Inc.	1,002
41		McKesson Corp.	2,062
4		Moody’s Corp.	241
28		Paychex, Inc.	1,187
20		R.R. Donnelley & Sons Co.	684
16		Robert Half Intl., Inc.	612
			8,400

See Accompanying Notes to Financial Statements

23

ING CLASSIC INDEX PLUS FUND	PORTFOLIO OF INVESTMENTS
(FORMERLY, ING INDEX PLUS PROTECTION FUND)	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Computers: 0.3%
9	@	Affiliated Computer Services, Inc.	$502
107	@	Apple Computer, Inc.	7,257
14	@	Computer Sciences Corp.	703
312	@	Dell, Inc.	9,410
39		Electronic Data Systems Corp.	899
232	@	EMC Corp.	3,232
218		Hewlett-Packard Co.	6,468
121		International Business Machines Corp.	10,756
8	@	Lexmark Intl., Inc.	381
20	@	NCR Corp.	679
26	@	Network Appliance, Inc.	757
262	@	Sun Microsystems, Inc.	988
20	@	Unisys Corp.	123
			42,155
		Cosmetics/Personal Care: 0.1%
6		Alberto-Culver Co.	261
52		Colgate-Palmolive Co.	2,835
255		Procter & Gamble Co.	14,583
			17,679
		Distribution/Wholesale: 0.0%
19		Genuine Parts Co.	842
3		W.W. Grainger, Inc.	211
			1,053
		Diversified Financial Services: 0.4%
97		American Express Co.	4,988
19	W	Ameriprise Financial, Inc.	799
8		Bear Stearns Cos., Inc.	888
20		Capital One Financial Corp.	1,661
78		Charles Schwab Corp.	1,190
22		CIT Group, Inc.	1,089
389		Citigroup, Inc.	18,886
44		Countrywide Financial Corp.	1,532
25	@	E*TRADE Financial Corp.	488
75		Fannie Mae	3,604
10		Federated Investors, Inc.	365
14		Franklin Resources, Inc.	1,300
46		Goldman Sachs Group, Inc.	5,932
55		J.P. Morgan Chase & Co.	2,104
29		Lehman Brothers Holdings, Inc.	3,654
98		MBNA Corp.	2,623
72		Merrill Lynch & Co., Inc.	4,782
109		Morgan Stanley	6,107
29		SLM Corp.	1,524
8		T. Rowe Price Group, Inc.	576
			64,092
		Electric: 0.2%
51	@	AES Corp.	804
10	@	Allegheny Energy, Inc.	278
20		Ameren Corp.	1,049
29		American Electric Power Co., Inc.	1,060
20		CenterPoint Energy, Inc.	264
20	@	CMS Energy Corp.	280
20		Consolidated Edison, Inc.	911
14		Constellation Energy Group, Inc.	742
26		Dominion Resources, Inc.	1,975
13		DTE Energy Co.	567
71		Duke Energy Corp.	1,907
34		Edison Intl.	$1,534
4		Entergy Corp.	280
51		Exelon Corp.	2,654
30		FirstEnergy Corp.	1,409
30		FPL Group, Inc.	1,272
30		PG&E Corp.	1,103
10		Pinnacle West Capital Corp.	415
30		PPL Corp.	882
20		Public Service Enterprise Group, Inc.	1,254
55		Southern Co.	1,909
20		TECO Energy, Inc.	350
33		TXU Corp.	3,387
30		Xcel Energy, Inc.	555
			26,841
		Electrical Components and Equipment: 0.0%
13		American Power Conversion Corp.	291
33		Emerson Electric Co.	2,495
			2,786
		Electronics: 0.0%
40	@	Agilent Technologies, Inc.	1,427
20		Applera Corp. - Applied Biosystems Group	552
20	@	Jabil Circuit, Inc.	662
10		PerkinElmer, Inc.	228
37	@	Sanmina-SCI Corp.	153
136	@	Solectron Corp.	488
10	@	Thermo Electron Corp.	309
10	@	Waters Corp.	392
			4,211
		Engineering and Construction: 0.0%
2		Fluor Corp.	148
			148
		Entertainment: 0.0%
26		International Game Technology	763
			763
		Environmental Control: 0.0%
40		Waste Management, Inc.	1,196
			1,196
		Food: 0.1%
20		Campbell Soup Co.	604
39		ConAgra Foods, Inc.	839
30		General Mills, Inc.	1,426
34		H.J. Heinz Co.	1,180
14		Hershey Foods Corp.	759
24		Kellogg Co.	1,058
50	@	Kroger Co.	973
10		McCormick & Co., Inc.	312
40		Safeway, Inc.	930
10		Sara Lee Corp.	181
15		SUPERVALU, Inc.	491
19		Tyson Foods, Inc.	320
16		Wm. Wrigley Jr. Co.	1,097
			10,170

See Accompanying Notes to Financial Statements

24

ING CLASSIC INDEX PLUS FUND	PORTFOLIO OF INVESTMENTS
(FORMERLY, ING INDEX PLUS PROTECTION FUND)	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Forest Products and Paper: 0.0%
21		Georgia-Pacific Corp.	$993
10		Louisiana-Pacific Corp.	270
20		MeadWestvaco Corp.	560
3		Plum Creek Timber Co., Inc.	117
10		Temple-Inland, Inc.	419
19		Weyerhaeuser Co.	1,259
			3,618
		Gas: 0.0%
21		NiSource, Inc.	452
17		Sempra Energy	747
			1,199
		Hand/Machine Tools: 0.0%
10		Black & Decker Corp.	878
10		Stanley Works	480
			1,358
		Healthcare-Products: 0.2%
3		Bausch & Lomb, Inc.	244
47		Baxter Intl., Inc.	1,828
20		Becton Dickinson & Co.	1,165
45	@	Boston Scientific Corp.	1,192
8		C.R. Bard, Inc.	519
26		Guidant Corp.	1,604
227		Johnson & Johnson	14,016
92		Medtronic, Inc.	5,112
30	@	St. Jude Medical, Inc.	1,433
4		Stryker Corp.	173
			27,286
		Healthcare-Services: 0.1%
37	W	Aetna, Inc.	3,422
21	@	Coventry Health Care, Inc.	1,251
20	@	Humana, Inc.	917
10	@	Laboratory Corp. of America Holdings	519
2		Quest Diagnostics, Inc.	100
165		UnitedHealth Group, Inc.	9,877
80	@	WellPoint, Inc.	6,146
			22,232
		Home Builders: 0.0%
10		Lennar Corp.	577
			577
		Household Products/Wares: 0.0%
11		Clorox Co.	597
10		Fortune Brands, Inc.	780
38		Kimberly-Clark Corp.	2,241
			3,618
		Housewares: 0.0%
20		Newell Rubbermaid, Inc.	461
			461
		Insurance: 0.3%
23	@@	ACE Ltd.	1,277
39		AFLAC, Inc.	1,872
50		Allstate Corp.	2,805
8		AMBAC Financial Group, Inc.	614
196		American Intl. Group, Inc.	13,158
30		Aon Corp.	1,092
25		Chubb Corp.	2,421
10		CIGNA Corp.	1,125
10		Cincinnati Financial Corp.	$445
24		Hartford Financial Services Group, Inc.	2,097
1		Jefferson-Pilot Corp.	56
17		Lincoln National Corp.	884
15		Loews Corp.	1,449
10		MBIA, Inc.	618
95		MetLife, Inc.	4,886
10		MGIC Investment Corp.	651
34		Principal Financial Group	1,723
16		Progressive Corp.	1,968
52		Prudential Financial, Inc.	4,025
10		Safeco Corp.	563
51		St. Paul Travelers Cos., Inc.	2,373
10		Torchmark Corp.	541
20		UnumProvident Corp.	440
10	@@	XL Capital Ltd.	664
			47,747
		Internet: 0.1%
85	@	eBay, Inc.	3,809
10	@	Monster Worldwide, Inc.	389
121	@	Symantec Corp.	2,138
20	@	Yahoo!, Inc.	805
			7,141
		Iron/Steel: 0.0%
20		Nucor Corp.	1,342
15		United States Steel Corp.	714
			2,056
		Leisure Time: 0.0%
10		Brunswick Corp.	393
33		Carnival Corp.	1,797
25		Harley-Davidson, Inc.	1,347
10		Sabre Holdings Corp.	229
			3,766
		Lodging: 0.0%
3		Harrah’s Entertainment, Inc.	204
23		Hilton Hotels Corp.	504
13		Marriott Intl., Inc.	840
20		Starwood Hotels & Resorts Worldwide, Inc.	1,210
			2,758
		Machinery-Diversified: 0.0%
20		Deere & Co.	1,387
10		Rockwell Automation, Inc.	564
			1,951
		Media: 0.2%
41		Clear Channel Communications, Inc.	1,335
167	@	Comcast Corp.	4,409
4		Gannett Co., Inc.	246
52		McGraw-Hill Cos., Inc.	2,759
6		Meredith Corp.	306
11		New York Times Co.	303
200		News Corp.	2,962
358		Time Warner, Inc.	6,437
20		Tribune Co.	639
121		Viacom, Inc.	4,041
31		Walt Disney Co.	773
			24,210

See Accompanying Notes to Financial Statements

25

ING CLASSIC INDEX PLUS FUND	PORTFOLIO OF INVESTMENTS
(FORMERLY, ING INDEX PLUS PROTECTION FUND)	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Mining: 0.0%
20		Freeport-McMoRan Copper & Gold, Inc.	$1,042
10		Phelps Dodge Corp.	1,357
			2,399
		Miscellaneous Manufacturing: 0.3%
59		3M Co.	4,630
7		Cooper Industries Ltd.	509
22		Danaher Corp.	1,221
14		Dover Corp.	566
14		Eaton Corp.	892
799		General Electric Co.	28,541
66		Honeywell Intl., Inc.	2,412
18		Illinois Tool Works, Inc.	1,589
40	@@	Ingersoll-Rand Co. Ltd.	1,585
7		ITT Industries, Inc.	761
9		Parker Hannifin Corp.	616
11		Textron, Inc.	868
			44,190
		Office/Business Equipment: 0.0%
20		Pitney Bowes, Inc.	833
80	@	Xerox Corp.	1,136
			1,969
		Oil and Gas: 0.5%
5		Amerada Hess Corp.	613
14		Anadarko Petroleum Corp.	1,269
21		Apache Corp.	1,371
44		Burlington Resources, Inc.	3,179
199		ChevronTexaco Corp.	11,404
123		ConocoPhillips	7,443
50		Devon Energy Corp.	3,010
18		EOG Resources, Inc.	1,292
693		Exxon Mobil Corp.	40,214
8		Kerr-McGee Corp.	692
31		Marathon Oil Corp.	1,838
8		Murphy Oil Corp.	396
10	@,@@	Nabors Industries Ltd.	700
3		Noble Corp.	216
34		Occidental Petroleum Corp.	2,696
10	@	Rowan Cos., Inc.	359
15		Sunoco, Inc.	1,158
20	@	Transocean, Inc.	1,277
34		Valero Energy Corp.	3,271
			82,398
		Oil and Gas Services: 0.0%
5		Baker Hughes, Inc.	287
7		Halliburton Co.	446
38		Schlumberger Ltd.	3,637
			4,370
		Packaging and Containers: 0.0%
14		Ball Corp.	577
1		Bemis Co.	28
6	@	Sealed Air Corp.	310
			915
		Pharmaceuticals: 0.3%
118		Abbott Laboratories	4,450
10		Allergan, Inc.	1,000
15		AmerisourceBergen Corp.	1,205
29		Bristol-Myers Squibb Co.	$626
45		Cardinal Health, Inc.	2,878
34	@	Caremark Rx, Inc.	1,747
17		Eli Lilly & Co.	859
17	@	Express Scripts, Inc.	1,436
24	@	Forest Laboratories, Inc.	938
45	@	Gilead Sciences, Inc.	2,281
18	@	Hospira, Inc.	795
28	@	King Pharmaceuticals, Inc.	440
20	@	Medco Health Solutions, Inc.	1,073
171		Merck & Co., Inc.	5,027
16		Mylan Laboratories, Inc.	334
551		Pfizer, Inc.	11,681
110		Schering-Plough Corp.	2,125
10	@	Watson Pharmaceuticals, Inc.	334
102		Wyeth	4,239
			43,468
		Pipelines: 0.0%
43		El Paso Corp.	473
6		Kinder Morgan, Inc.	544
40		Williams Cos., Inc.	859
			1,876
		Real Estate Investment Trusts: 0.0%
10		Apartment Investment & Management Co.	387
16		Archstone-Smith Trust	669
30		Equity Office Properties Trust	935
19		ProLogis	862
7		Public Storage, Inc.	494
15		Simon Property Group, Inc.	1,160
8		Vornado Realty Trust	683
			5,190
		Retail: 0.4%
13	@	Autonation, Inc.	269
4	@	Autozone, Inc.	356
25	@	Bed Bath & Beyond, Inc.	1,067
42		Best Buy Co., Inc.	2,026
20		Circuit City Stores, Inc.	419
37		Costco Wholesale Corp.	1,849
13		CVS Corp.	351
20		Darden Restaurants, Inc.	716
21		Dollar General Corp.	397
10		Family Dollar Stores, Inc.	225
27		Federated Department Stores, Inc.	1,740
44		Gap, Inc.	765
164		Home Depot, Inc.	6,852
30		J.C. Penney Co., Inc. Holding Co.	1,574
26	@	Kohl’s Corp.	1,196
30		Limited Brands, Inc.	668
59		Lowe’s Cos., Inc.	3,981
94		McDonald’s Corp.	3,182
30		Nordstrom, Inc.	1,106
22	@	Office Depot, Inc.	653
10	@	Sears Holdings Corp.	1,150
85		Staples, Inc.	1,964
60	@	Starbucks Corp.	1,827
67		Target Corp.	3,585
5		Tiffany & Co.	204
35		TJX Cos., Inc.	784
191		Wal-Mart Stores, Inc.	9,274
104		Walgreen Co.	4,751

See Accompanying Notes to Financial Statements

26

ING CLASSIC INDEX PLUS FUND	PORTFOLIO OF INVESTMENTS
(FORMERLY, ING INDEX PLUS PROTECTION FUND)	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Retail (continued)
10		Wendy’s Intl., Inc.	$508
29		Yum! Brands, Inc.	1,415
			54,854
		Savings and Loans: 0.0%
19		Golden West Financial Corp.	1,231
75		Washington Mutual, Inc.	3,089
			4,320
		Semiconductors: 0.2%
6	@	Altera Corp.	110
30		Analog Devices, Inc.	1,138
114		Applied Materials, Inc.	2,064
22	@	Broadcom Corp.	1,024
30	@	Freescale Semiconductor, Inc.	774
613		Intel Corp.	16,354
15		KLA-Tencor Corp.	768
21		Linear Technology Corp.	784
25	@	LSI Logic Corp.	205
25		Maxim Integrated Products, Inc.	914
40		National Semiconductor Corp.	1,035
10	@	Novellus Systems, Inc.	247
10	@	Nvidia Corp.	362
10	@	QLogic Corp.	331
168		Texas Instruments, Inc.	5,456
			31,566
		Software: 0.2%
38		Adobe Systems, Inc.	1,239
24		Autodesk, Inc.	1,001
40		Automatic Data Processing, Inc.	1,880
30	@	BMC Software, Inc.	615
20	@	Citrix Systems, Inc.	543
36		Computer Associates Intl., Inc.	1,026
42	@	Compuware Corp.	388
21	@	Electronic Arts, Inc.	1,184
57		First Data Corp.	2,466
15	@	Fiserv, Inc.	683
20		IMS Health, Inc.	489
21	@	Intuit, Inc.	1,125
10	@	Mercury Interactive Corp.	278
694		Microsoft Corp.	19,230
30	@	Novell, Inc.	233
284	@	Oracle Corp.	3,570
20	@	Parametric Technology Corp.	117
49		Siebel Systems, Inc.	515
			36,582
		Telecommunications: 0.3%
7	@	ADC Telecommunications, Inc.	143
28		Alltel Corp.	1,871
280		AT&T, Inc.	6,963
7	@	Avaya, Inc.	83
140		Bellsouth Corp.	3,816
10		CenturyTel, Inc.	331
488	@	Cisco Systems, Inc.	8,561
20	@	Comverse Technology, Inc.	524
112	@	Corning, Inc.	2,268
255		Motorola, Inc.	6,143
124		QUALCOMM, Inc.	5,638
138	@	Qwest Communications Intl., Inc.	723
20		Scientific-Atlanta, Inc.	846
225		Sprint Corp.	5,634
40	@	Tellabs, Inc.	$410
212		Verizon Communications, Inc.	6,780
			50,734
		Textiles: 0.0%
10		Cintas Corp.	447
			447
		Toys/Games/Hobbies: 0.0%
20		Hasbro, Inc.	408
30		Mattel, Inc.	500
			908
		Transportation: 0.1%
30		Burlington Northern Santa Fe Corp.	1,985
17		CSX Corp.	827
23		FedEx Corp.	2,245
41		Norfolk Southern Corp.	1,814
19		Union Pacific Corp.	1,454
84		United Parcel Service, Inc.	6,544
			14,869
		Total Common Stock (Cost $649,345)	867,804

Principal Amount			Value

SHORT-TERM INVESTMENTS: 145.1%
		Repurchase Agreement: 145.1%
$23,268,000		Morgan Stanley Repurchase Agreement dated 11/30/05, 4.020%, due 12/01/05, $23,270,598 to be received upon repurchase (Collateralized by $23,775,000 Federal National Mortgage Association, 2.350-5.250%, Market Value plus accrued interest $24,238,552, due 06/15/06-04/15/07).	23,268,000
		Total Short-Term Investments (Cost $23,268,000)	23,268,000
	Total Investments In Securities (Cost $23,917,345)*	150.5%	$24,135,804
	Other Assets and Liabilities-Net	(50.5)	(8,102,361)
	Net Assets	100.0%	$16,033,443

@	Non-income producing security
@@	Foreign issuer
W	When-issued or delayed delivery security.
*	Cost for federal income tax purposes is $24,003,743. Net unrealized appreciation consists of:
		Gross Unrealized Appreciation	$142,852
		Gross Unrealized Depreciation	(10,791)
		Net Unrealized Appreciation	$132,061

See Accompanying Notes to Financial Statements

27

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ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds	Global Equity Funds
ING Balanced Fund	ING Global Equity Dividend Fund
ING Convertible Fund	ING Global Real Estate Fund
ING Equity Income Fund	ING Global Value Choice Fund
ING Real Estate Fund
International Equity Funds
Domestic Equity Growth Funds	ING Emerging Countries Fund
ING Fundamental Research Fund	ING Foreign Fund
ING Disciplined LargeCap Fund	ING Greater China Fund
ING Growth Fund	ING Index Plus International Equity Fund
ING LargeCap Growth Fund	ING International Capital Appreciation Fund
ING MidCap Opportunities Fund	ING International Fund
ING Opportunistic LargeCap Fund	ING International SmallCap Fund
ING SmallCap Opportunities Fund	ING International Value Fund
ING Small Company Fund	ING International Value Choice Fund
ING Precious Metals Fund
Domestic Equity Index Funds	ING Russia Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund	International Fixed Income Fund
ING Index Plus SmallCap Fund	ING Emerging Markets Fixed Income Fund

Domestic Equity Value Funds	International Fund-of-Funds
ING Financial Services Fund	ING Diversified International Fund
ING LargeCap Value Fund
ING MagnaCap Fund	Loan Participation Fund
ING MidCap Value Fund	ING Senior Income Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund	Money Market Funds*
ING SmallCap Value Choice Fund	ING Aeltus Money Market Fund
ING Money Market Fund
Fixed Income Funds
ING GNMA Income Fund	Strategic Allocation Funds
ING High Yield Bond Fund	ING Strategic Allocation Balanced Fund
ING Intermediate Bond Fund	ING Strategic Allocation Growth Fund
ING National Tax-Exempt Bond Fund	ING Strategic Allocation Income Fund*

*                 An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager	Transfer Agent
ING Investments, LLC	DST Systems, Inc.
7337 East Doubletree Ranch Road	P.O. Box 419368
Scottsdale, Arizona 85258	Kansas City, Missouri 64141

Administrator	Custodian
ING Funds Services, LLC	The Bank of New York
7337 East Doubletree Ranch Road	100 Colonial Center Parkway, Suite 300
Scottsdale, Arizona 85258	Lake Mary, Florida 32746

Distributor	Legal Counsel
ING Funds Distributor, LLC	Goodwin Procter
7337 East Doubletree Ranch Road	Exchange Place
Scottsdale, Arizona 85258	53 State Street
1-800-992-0180	Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

PRSAR-ACLPPFA	(1105-012706)

Semi-Annual Report

November 30, 2005

Classes A, B, C, I and O

Domestic Equity and Income Funds

•  ING Balanced Fund

•  ING Equity Income Fund

Domestic Equity Growth Funds

•  ING Growth Fund

•  ING Small Company Fund

Domestic Equity Value Fund

•  ING Value Opportunity Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

Table of Contents

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Reports	4

Shareholder Expense Examples	14

Statements of Assets and Liabilities	17

Statements of Operations	21

Statements of Changes in Net Assets	23

Financial Highlights	26

Notes to Financial Statements	37

Portfolios of Investments	50

Shareholder Meeting Information	71

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PRESIDENT’S LETTER

Dear Shareholder,

As you may recall in my last letter, I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

That enthusiasm, I am happy to report, is continuing to thrive. With the New Year, we have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier.SM” are more than words, they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the ING Diversified International Fund. The new fund is among those that we launched in January but it is unique in that it is a fund-of-funds. It is also, we believe, simply an easier way to invest internationally.

The ING Diversified International Fund brings together six distinct, international mutual funds, each managed by well-known asset managers who specialize in key international sub-asset classes. What’s more, the fund is periodically reviewed by a seasoned team of ING asset allocation experts who re-adjust the fund’s allocation based on prevailing market conditions.

Best of all: we’ve made it easy. With just one investment, investors can now acquire a broadly diversified, actively managed international equity portfolio.

The ING Diversified International Fund marks one more way that we at ING Funds are continuing to offer you the global expertise, product innovation and world-class service that you have come to expect from us.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
January 10, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE:    SIX MONTHS ENDED NOVEMBER 30, 2005

Investors in global equities gained 8.8% in the six months ended November 30, 2005, according to the MSCI World® Index in dollars, including net reinvested dividends, ending just 1% off the 2005 high. In currencies, the dollar extended its early run in 2005, rising 4.4% against the euro, 5.1% against the pound and 10.4% against the yen in the six month period. Few expected such dollar strength in 2005. Relatively high U.S. interest rates explained part of it, especially the re-cycling of oil exporters’ burgeoning wealth into dollar denominated securities. The yen’s particular weakness was connected with the sharp rise in Japanese stock prices, fueled by outside investors who were hedging their currency risk. Also material was the tax-related “repatriation” into dollars of U.S. corporations’ foreign currency balances.

Trends in investment grade fixed income securities had been dominated since the middle of 2004 by the flattening of the U.S. Treasury yield curve as ten-year yields fell. This continued even as the Federal Open Market Committee (“FOMC”) raised short-term interest rates by 25 basis points eight times in the twelve months through May 2005, pulling other short-term rates up. However, the yield on the ten-year U.S. Treasury Note had actually fallen by 65 basis points over the same period. This “conundrum”, as Federal Reserve Chairman Greenspan called it, was eventually put down to an apparently growing perception in the market that inflation was a problem solved, due to a vigilant Federal Reserve, cheap goods and labor abroad and consistent productivity growth at home. In addition, foreign investors’ hunger for U.S. investments kept yields down at the long end. At times during the six months ended November 30, especially in October, the trend seemed about to break: for example when already high energy prices, now affected by Hurricanes Katrina and Rita, looked to be filtering through to the general price level. But in the end the forces of curve flattening prevailed. By November 30, the FOMC had raised rates four more times, oil prices and the inflation scare had subsided and foreigners were still buying record amounts of U.S. securities. On November 17, 2005, the spread over the 13-week U.S. Treasury Bill yield fell to 0.6%, the lowest since March 2001. For the six months ended November 30, the yield on the ten-year U.S. Treasury Note rose by 49 basis points to 4.5%, while the yield on the 13-week U.S. Treasury Bills rose 98 basis points to 3.9%. The broader Lehman Aggregate Index lost 0.5% during the same period.

The U.S. equities market, in the form of the Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index, gained 5.9% including dividends in the six months through November 30, at which point it was trading at a price-to-earnings level of just over 16 times earnings for the current fiscal year. Investors warily watched interest rates as they ultimately rose at the long end as well as the short. Falling mortgage interest rates have encouraged refinancing on a massive scale and the funds raised have tended not to stay long in the wallets of American consumers, keeping expansion strong. Still, after an indecisive June, stocks benefited from July’s positive economic data, especially robust second quarter company earnings figures. The S&P 500 reached its highest level so far in 2005, a four-year high on August 3, but then fell back. Little headway was made after Hurricanes Katrina and Rita. High prices at the pump were already here and an expensive winter for heating fuel was expected. Continual and pervasive reports of sharply rising prices persisted through October, and with consumer confidence slumping, stocks pulled back. However, an evidently swift recovery from Hurricanes Katrina and Rita cheered investors and stock prices powered ahead through November 25, to another four-year high, as oil prices fell back below $60 per barrel, inflation moderated, corporate profits remained buoyant and gross domestic product (“GDP”) growth, at 4.1% per annum, was the envy of the developed world.

Internationally, Japan equities soared 22.7%, based on the MSCI Japan® Index in dollars plus net dividends, for the six months ended November 30, 2005. The index actually rose a remarkable 36.2% in yen to a five-year peak. The market did little until August, but thereafter a new sense of optimism took hold, based on an encouraging improvement in domestic demand suggesting a return to a balanced economy after years of export dependency. Corporations and the banks have repaired their balance sheets at last. Rising wages are supporting domestic demand and an end to deflation seems to be at hand. The main reservation is that local investors still seem unconvinced. European ex UK markets added 9.0% in the six months ended November according to the MSCI Europe ex UK® Index including net dividends, 14.5% in local currencies to the best levels in four years. Such bullish performance belied low domestic demand, high unemployment, restrictive employment practices and periodic political deadlock, disappointing reformers. A smattering of more hopeful economic data and an upsurge of

2

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2005

merger and acquisition activity however, raised spirits in markets that are not particularly expensive. Unemployment seems finally to be edging down in the Eurozone, while GDP growth in the third quarter 2005 was a much more encouraging 0.6% over the second quarter 2005. The UK market gained 5.0% in dollars in the six months ended November 30, based on the MSCI UK® Index including net dividends, concealing a more impressive 10.6% increase in pounds, allowing the market to scale four-year heights. As in the rest of Europe, equities were supported by their relative cheapness and by merger and acquisition activity in the face of mostly miserable economic reports and even terrorist attacks. Manufacturing is in decline and GDP growth set to fall in 2005 to about 1.5%, the weakest since 1992. Nonetheless, company earnings held up and investors supported a market that paid over 3% in dividends.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

3

ING BALANCED FUND	PORTFOLIO MANAGERS’ REPORT

Investment Types*
as of November 30, 2005
(as a percent of net assets)

Common Stock	62.4%
U.S. Government Agency Obligations	11.7%
U.S. Treasury Obligations	10.2%
Repurchase Agreement	5.1%
Corporate Bonds/Notes	6.6%
Commercial Paper	3.5%
Collateratlized Mortgage Obligations	5.1%
Asset-Backed Securities	1.8%
Preferred Stock	0.6%
Municipal Bonds	0.1%
Other assets and liabilities, net*	(7.1)%
Total	100.0%

* Excludes Security Lending Collateral.

Portfolio holdings are subject to change daily.

The ING Balanced Fund (the “Fund”) seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments. The Fund is managed by Hugh T.M. Whelan,* James B. Kauffmann, Mary Ann Fernandez and Shiv Mehta, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.99% compared to the Standard & Poor’s (“S&P 500”) 500 Composite Stock Price Index and the Composite Index (consisting of 60% of the return of the S&P 500 Index and 40% of the return of the Lehman Brothers Aggregate Bond Index), which returned 8.24% and 3.34%, respectively, for the same period.

Portfolio Specifics: While the overall performance of the Fund underperformed as compared to its benchmark, the equity component of the Fund performed in line versus its benchmark, the S&P 500 Index, in the six months ended November 30, 2005. Despite weak stock selection in our mid-cap stocks, strong selection overall played a significant role in the Fund’s performance. The health care sector was one of the biggest contributors based on stock selection, and combined with an underweight in this sector, health care was the largest contributor to performance. Our overweight in consumer discretionary detracted from performance, yet good stock selection in the sector proved to be a positive factor to overall performance. One of the big stories during the six month period ended November 30, 2005 has been energy and our overweight position has resulted in benefits. Our underweight allocation and selection of underperforming stocks in the financial sector had a negative impact to performance, as the financial sector turned around in recent months.

Among our largest contributors was Apple Computer. Apple was one of the best performing stocks in the S&P 500 Index for the period ended November 30, 2005, as profits continued to beat expectations on sales of its ever-expanding line of iPods and other products. Our overweight of Motorola contributed to performance as the firm continued its return to profitability and strength as it cut costs and introduced innovative, high-end cell-phones like the ultra-thin Razr and iTunes-equipped Rokr. Among our largest detractors was our underweight of Schlumberger, the world’s largest oilfield services company. Its shares rose sharply on strong earnings, as soaring oil and gas prices led to increased energy exploration and greater demand for drilling equipment, testing and seismic studies. Our overweight of the nation’s top PC maker Dell was a negative contribution to the Fund’s performance. Its shares sank as sales growth slowed and the firm missed key sales targets. Just as Dell changed its focus this year from cheap PCs to higher-profit systems, consumers began to seek out less expensive models from its rivals.

Broadly speaking, several themes emerged and drove the bond market during the last six months, ended November 30, 2005. Continued widely expected tightenings by the Federal Reserve boosted short-term interest rates; higher energy prices prompted inflationary concerns; and markets began to re-assess the risk of corporate credit in an environment of increasing leveraged buy-outs (LBOs), high profile bankruptcies, and quality downgrades such as Ford and GM.

Generally, the fixed income portion of the Fund benefited from a defensive posture on corporate debt and a duration, or interest-rate sensitivity, less than the Lehman Aggregate Bond Index. Careful security selection in all the major sectors of the bond market — corporate, mortgage, and asset-backed – avoided most pitfalls and resulted in a six-month ended November 30 return of 0.02%, while the benchmark Lehman Brothers Aggregate Bond Index lost 0.48% for the same period. Several unique categories contributed. Floating rate paper and hybrid mortgages fared better than other categories in a rising rate environment. Except for a brief period around the timing of Hurricane Katrina, the Fund was positioned for increasing interest rates.

Current Strategy and Outlook: The equity portions of the Fund is overweight in the information technology, energy, and consumer discretionary sectors and underweight in the financials, consumer staples, health care, and telecommunication services sectors. However, our overall sector exposures are by design quite close to the S&P 500 Index so that nearly all of our relative performance is driven by individual stock selection.

We believe that many types of risk are mispriced in today’s bond market. Interest rates are artificially low although we are getting closer to a neutral Federal Funds rate and farther from the extreme accommodation of mid 2003. The overnight rate is widely expected to reach 4.50% in the first quarter of 2006. We also believe credit risk is under-priced. Formerly bondholder-friendly executives have yielded to shareholder-friendly initiatives as evidenced by the increasing number of LBOs and recapitalizations in the credit markets; moreover, the increase in private equity funds is not a good omen for holders of corporate bonds. Share repurchases and dividend payouts are also on the rise.

We have positioned the Fund for the possibility that sentiment will reverse and higher risk premiums will be required with “an attendant fall in the price of risky assets.” Indeed, we are keenly aware that preserving capital and receiving adequate compensation for risk are essential elements of successful bond management. Specifically, the ING credit team continues to avoid companies with depressed stock prices and under-utilized assets on the books. Moreover, the contribution to duration of the corporate bond segment of the Fund is less than the Lehman Brothers Aggregate Bond Index. Our mortgage team has constructed a Fund designed to offset an increase in volatility and a change in prepayments. Finally, the Fund’s duration is shorter than the Lehman Brothers Aggregate Bond Index.

Top Ten Holdings*
as of November 30, 2005
(as a percent of net assets)

U.S. Treasury Note, 4.250%, due 10/15/10	2.7%
Federal National Mortgage Association, 5.000%, due 12/15/35	2.6%
U.S. Treasury Note, 4.500%, due 11/15/10	2.4%
Exxon Mobil Corp.	2.2%
General Electric Co.	1.8%
Bank of America Corp.	1.4%
Monument Gardens, 4.070%, due 12/01/05
U.S. Treasury Note, 4.375%, due 11/15/08	1.3%
Intel Corp.	1.3%
Microsoft Corp.	1.2%

*	Excluding short-term investments related to securities lending and repurchase agreements.

Portfolio holdings are subject to change daily.

*  Effective December 2005, Omar Aguilar replaced Hugh Whelan as Portfolio Manager to ING Balanced Fund.

4

PORTFOLIO MANAGERS’ REPORT	ING BALANCED FUND

Average Annual Total Returns for the Periods Ended November 30, 2005
	1 Year	5 Year	10 Year	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998	Since Inception of Class O September 15, 2004
Including Sales Charge:
Class A(1)	(0.53)%	1.43%	6.57%	—	—	—
Class B(2)	(0.13)%	1.54%	—	2.63%	—	—
Class C(3)	3.69%	1.84%	—	—	2.81%	—
Class I	5.74%	2.87%	7.58%	—	—	—
Class O	5.53%	—	—	—	—	8.11%
Excluding Sales Charge:
Class A	5.54%	2.63%	7.20%	—	—	—
Class B	4.72%	1.86%	—	2.63%	—	—
Class C	4.66%	1.84%	—	—	2.81%	—
Class I	5.74%	2.87%	7.58%	—	—	—
Class O	5.53%	—	—	—	—	8.11%
S&P 500 Composite Stock Price Index(4)	8.44%	0.64%	9.28%	1.69%	2.88%(6)	11.79%(7)
Lehman Brothers Aggregate Bond Index(5)	2.40%	6.06%	6.21%	5.92%	5.86%(6)	1.46%(7)
Composite Index (60% S&P 500 Index/40% Lehman Brothers Aggregate Bond Index)	6.09%	3.12%	8.39%	3.70%	4.45%(6)	7.66%(7)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Balanced Fund against the Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please lon on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) The Lehman Brothers Aggregate Bond Index is an unmanaged index of publicity issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(6) Since inception performance for index is shown from July 1, 1998.

(7) Since inception performance for index is shown from September 1, 2004.

5

ING EQUITY INCOME FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation
as of November 30, 2005

(as a percent of net assets)

(1) Includes five industries, which each represent 1 - 2% of net assets.
(2) Includes six industries, which each represent 0 - 1% of net assets.

Portfolio holdings are subject to change daily.

The ING Equity Income Fund (the “Fund”) seeks long-term growth of capital and income. The Fund is managed by Karen H. Grimes, CFA, Vice President and John R. Ryan, CFA, Wellington Management Company, LLP — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 4.58% compared to the Russell 1000 Value Index and the Russell 1000 Index, which returned 5.70% and 6.44%, respectively, for the same period.

Portfolio Specifics: Despite decelerating economic growth, concerns about rising inflation and interest rates, and stubbornly high oil prices, equity markets moved higher during the period ended November 30, 2005. Value-oriented stocks lagged growth-oriented stocks by 1.35%, measured by the Russell 1000 Value Index (5.70% for the six months ended November 30, 2005) versus the Russell 1000 Growth index (7.05% for the same period).

The Fund’s underperformance relative to the benchmarks during this period was primarily due to unfavorable stock selection within the materials, financials, and energy sectors. This was partially offset by strong selection in the industrials and utilities sectors. While the investment strategy is primarily bottom-up driven, the Fund’s overweight to industrials and underweight to consumer discretionary were also additive, while underweight positions in technology and finance detracted from returns.

Weakness in the materials sector was broad based, but the largest relative detractors were DuPont and Alcoa. Both stocks fell on cost pressures brought on by rising energy prices and the resulting contraction in margins. DuPont has undertaken several strategic initiatives designed to reduce expenses, and is targeting new areas for growth with the introduction of over 1,000 new products in 2005. Similarly, we believe that Alcoa has a tremendous amount of leverage in their downstream operations, providing attractive long-term upside for the stock. Other negative contributors during the period included Abbott Labs (health care) and XL Capital (financials).

On the positive side, the Fund benefited from a position in Caterpillar, which continued to rise on strong demand for construction equipment, particularly from mining companies. The Fund also purchased GE at an advantageous point during the period ended November 30, 2005, adding to relative results. Other stocks that contributed to relative returns included an underweight position in Pfizer (health care/pharmaceutical), which fell during the period ended November 30, 2005, and overweight positions in Merrill Lynch (financials) and ConocoPhillips (energy/oil & gas).

Current Strategy and Outlook: We expect continued economic expansion, but we are preparing for a deceleration from recent growth rates. We anticipate 3%+ global and U.S. gross domestic product (GDP) growth over the next couple of years. We continue to see core inflation returning to the 2% range as the deflationary pressures of globalization are no longer offset by rising energy prices. Shorter-term interest rates should move higher as the Federal Reserve continues to tighten, and as a result, we expect the yield curve to invert. The American consumer is facing many headwinds including slowing payroll employment growth and high energy costs. We expect mortgage refinancing activity will subside and tax refunds to be down.

In this environment, we continue to find opportunities in several areas, particularly those dependent on capital spending. Corporate balance sheets are flush with liquidity, and the ratio of capital spending to cash flow is well below average. At the end of the period ended November 30, 2005, relative to the Russell 1000 Value Index, the Fund was overweight utilities, materials, and consumer staples, and underweight consumer discretionary, financials, and technology.

Top Ten Holdings*
as of November 30, 2005
(as a percent of net assets)

	Bank of America Corp.	4.9%
	Caterpillar, Inc.	4.8%
	Citigroup, Inc.	4.3%
	Exxon Mobil Corp.	4.3%
	ConocoPhillips	4.2%
	Dow Chemical Co.	3.1%
	Dominion Resources, Inc.	3.1%
	SunTrust Banks, Inc.	3.0%
	AT&T Corp.	2.9%
	FPL Group, Inc.	2.7%

*	Excluding short-term investments related to securities lending.

	Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING EQUITY INCOME FUND

Average Annual Total Returns for the Periods Ended November 30, 2005
	1 Year	5 Year	10 Year	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:
Class A(1)	0.96%	(3.37)%	5.20%	—	—
Class B(2)	1.37%	(3.33)%	—	(1.96)%	—
Class C(3)	5.34%	(2.96)%	—	—	(1.63)%
Class I	7.45%	(1.99)%	6.20%	—	—
Excluding Sales Charge:
Class A	7.12%	(2.22)%	5.83%	—	—
Class B	6.37%	(2.96)%	—	(1.96)%	—
Class C	6.34%	(2.96)%	—	—	(1.63)%
Class I	7.45%	(1.99)%	6.20%	—	—
Russell 1000 Value Index(4)	9.96%	6.18%	11.15%	6.04%	5.83%(6)
Russell 1000 Index(5)	9.96%	1.29%	9.43%	2.37%	3.42%(6)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Equity Income Fund against the Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will ßuctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reßect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(5) The Russell 1000 Index is an unmanaged comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. This Index is included as an additional comparison for Fund performance.

(6) Since inception performance for index is shown from July 1, 1998.

7

ING GROWTH FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation
as of November 30, 2005
(as a percent of net assets)

	Healthcare-Products	8.3%
	Computers	7.9%
	Semiconductors	7.1%
	Retail	7.1%
	Software	6.7%
	Telecommunications	6.4%
	Internet	6.1%
	Biotechnology	5.9%
	Pharmaceuticals	5.8%
	Miscellaneous Manufacturing	4.7%
	Healthcare-Services	4.4%
	Oil and Gas Services	4.3%
	Other: Industries between 2 - 4%(1)	19.3%
	Other: Industries between 0 - 2%(2)	6.3%
	Other assets and liabilities, net*	(0.3)%
	Total	100.0%

*	Excludes Security Lending Collateral.
(1)	Includes seven industries, which each represent 2 - 4% of net assets.
(2)	Includes five industries, which each represent 0 - 2% of net assets.

Portfolio holdings are subject to change daily.

The ING Growth Fund (the “Fund”) seeks growth of capital through investment in a diversified portfolio consisting primarily of common stocks and securities convertible into common stocks believed to offer growth potential. The Fund is managed by Kenneth Bragdon, Portfolio Manager, and Richard Welsh, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 11.04% compared to the Russell 1000 Growth Index, which returned 7.05% for the same period.

Portfolio Specifics: The Fund’s return exceeded the benchmark for the period ended November 30, 2005 due to strong stock selection results in the health care and technology sectors. Teva’s stock responded favorably to a patent agreement for Wyeth’s best-selling anti-depressant drug Effexor XR. Alcon rose as 2005 third quarter earnings exceeded expectations due to a sales mix shift to more profitable products. The company also received FDA approval of a new lens for cataract patients with pre-existing astigmatism. Gilead reached a favorable settlement with Roche Holding regarding a 1996 disputed Tamiflu agreement, which should result in a doubling of Tamiflu revenues and royalties received by Gilead. In the technology sector, Apple’s introduction of new iPod music players drove demand for the products and raised earnings expectations. The energy sector also contributed meaningfully to results due to sector allocation, as the energy sector was one of the best performers over the six-month period ended November 30, 2005, primarily due to Hurricanes Katrina’s and Rita’s effects. Our exposure to the oil services sector was particularly beneficial in the period ended November 30, 2005.

The producer durables, financial services, and autos and transportation sectors were the biggest detractors from performance. In the producer durables sector, Nokia’s profit margins were pressured by an unfavorable product mix. The company experienced a decline in its average selling price for mobile phones, in conjunction with an increase in marketing expenditures. Results in both financial services and autos and transportation were penalized by lower exposure than the benchmark.

Current Strategy and Outlook: We believe Hurricanes Katrina and Rita could have a modest impact on earnings growth in the next couple of quarters. Higher energy prices and the potential for unanticipated increases in inflation could have an ongoing effect on consumer and business confidence. If higher prices and lower confidence reduce demand, then consensus earnings expectations over the next 12 months could be at risk. This risk has muted our expectations for earnings growth next year. As a consequence, we believe that growth stocks with strong fundamentals should perform well, as they have during periods of decelerating growth in the past. We believe that our bottom-up process of investing in companies with positive business momentum will continue to benefit our clients for the foreseeable future.

Top Ten Holdings*
as of November 30, 2005
(as a percent of net assets)

	General Electric Co.	3.9%
	Johnson & Johnson	3.7%
	UnitedHealth Group, Inc.	3.2%
	Procter & Gamble Co.	2.8%
	Apple Computer, Inc.	2.8%
	International Business Machines Corp.	2.8%
	Google, Inc.	2.7%
	Monsanto Co.	2.6%
	PepsiCo, Inc.	2.6%
	Genentech, Inc.	2.5%

*	Excluding short-term investments related to securities lending and repurchase agreements.

	Portfolio holdings are subject to change daily.

8

PORTFOLIO MANAGERS’ REPORT	ING GROWTH FUND

Average Annual Total Returns for the Periods Ended November 30, 2005
	1 Year	5 Year	10 Year	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:
Class A(1)	6.24%	(6.40)%	5.56%	—	—
Class B(2)	6.95%	(6.32)%	—	(2.33)%	—
Class C(3)	10.98%	(6.01)%	—	—	(0.66)%
Class I	13.05%	(5.04)%	6.57%	—	—
Excluding Sales Charge:
Class A	12.72%	(5.29)%	6.19%	—	—
Class B	11.95%	(5.99)%	—	(2.33)%	—
Class C	11.98%	(6.01)%	—	—	(0.66)%
Class I	13.05%	(5.04)%	6.57%	—	—
Russell 1000 Growth Index(4)	9.73%	(4.14)%	6.82%	(2.30)%	(0.07	)%(5)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Growth Fund against the Index indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 1000 Growth Index measures the performance of the 1,000 largest companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of 3000 U.S. companies based on total market capitalization.

(5) Since inception performance for index is shown from July 1, 1998.

9

ING SMALL COMPANY FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of November 30, 2005

(as a percent of net assets)

(1) Includes six industries, which each represent 2 - 3% of net assets.
(2) Includes thirteen industries, which each represent 1 - 2% of net assets.
(3) Includes fourteen industries, which each represent less than 1% of net asset

Portfolio holdings are subject to change daily.

The ING Small Company Fund (the “Fund”) seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Fund is managed by Steve Salopek, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 13.85% compared to the Russell 2000 Index, which returned 10.47% for the same period.

Portfolio Specifics: The Fund outperformed its Russell 2000 Index benchmark during the past six months ended November 30, 2005 due to a combination of strong stock selection and favorable sector allocation. Favorable stock selection within the strong performing energy sector, coupled with a modest overweight, was the largest contributor to results over the same period. Southwestern Energy, Denbury Resources, and Oil States International all turned in strong results for the period ended November 30, 2005. Within this sector, our overweights to exploration and production and oil services companies served the Fund well, as these businesses benefited from the capital spending pickup that took place as producers and refiners stretched to meet global demand. Stock selection within financials and real estate investment trust (REITs) also contributed significantly to results; Hudson United BanCorp and Innkeepers Trust were the largest contributors within the financials and REITs sectors. The Fund’s underweight in these sectors neither helped nor hurt relative performance. Positive stock selection within industrials, coupled with our overweight in the sector, added to performance. Ceradyne, Watsco and Terex contributed most to results within this sector. Favorable stock selection within consumer discretionary, combined with our underweight position, also helped results. Stock selection within technology was difficult. Avid Technology, Trimble Navigation, and Take-Two Interactive Software were the largest detractors. The Fund sold Avid Technology, and decreased positions in Trimble Navigation and Take-Two Interactive Software. We are maintaining a position in Trimble Navigation, as we feel that this stock is currently undervalued. We believe that Take-Two Interactive Software is well positioned to benefit from an upgrade cycle in video games, which will be released in 2006.

Current Strategy and Outlook: The U.S. economy remains strong and continues to grow vigorously in nearly all sectors. Corporate balance sheets are in their best condition in a generation, and corporate profits continue to fuel increases in mergers and acquisitions (M&A) transactions, stock buybacks and dividend increases. With the arrival of a new Federal Reserve chairman, we expect to see the end of interest rate increases in the coming months, provided inflation and energy prices remain stable.

We believe the Fund is positioned well across sectors, with overweights in energy, industrials and technology companies. Our energy holdings are concentrated in the exploration and production and oil services industry groups and are companies whose profitability we expect to remain vibrant even if the price of oil and natural gas declines. Financials and health care represent the two largest sector underweights. Until there is evidence that the flat yield curve is likely to steepen we will likely remain modestly underweighted in financials. Our emphasis in the financials sector is likely to continue to be on non-bank financials (insurance and asset managers) as many small cap banks, despite the difficulties imposed by a flat yield curve, are trading at significant premiums to book value as a result of an expected consolidation. We also are also likely to remain underweighted in heavily consumer spending driven sectors such as retail and consumer durables as the already extended consumer is facing the headwinds of higher interest rates and energy prices.

Top Ten Holdings*
as of November 30, 2005
(as a percent of net assets)

	Ishares Russell 2000 Index Fund	2.4%
	Hudson United Bancorp	1.8%
	La Quinta Corp.	1.7%
	Watsco, Inc.	1.7%
	First Niagra Financial Group, Inc.	1.5%
	Electronics for Imaging	1.4%
	Southwestern Energy Co.	1.4%
	Hydril	1.4%
	Denbury Resources, Inc.	1.3%
	Resources Connection, Inc.	1.3%

*	Excluding short-term investments related to securities lending and repurchase agreements.

	Portfolio holdings are subject to change daily.

10

PORTFOLIO MANAGERS’ REPORT	ING SMALL COMPANY FUND

Average Annual Total Returns for the Periods Ended November 30, 2005
	1 Year	5 Year	10 Year	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:
Class A(1)	6.53%	6.92%	11.13%	—	—
Class B(2)	7.21%	7.09%	—	10.43%	—
Class C(3)	11.20%	7.38%	—	—	7.51%
Class I	13.36%	8.47%	12.18%	—	—
Excluding Sales Charge:
Class A	13.03%	8.20%	11.79%	—	—
Class B	12.21%	7.39%	—	10.43%	—
Class C	12.20%	7.38%	—	—	7.51%
Class I	13.36%	8.47%	12.18%	—	—
Russell 2000 Index(4)	8.14%	10.12%	9.60%	9.83%	6.80	%(5)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Small Company Fund against the Index indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 2000 Index is an unmanaged index that measures the performance of securities of small companies.

(5) Since inception performance for index is shown from July 1, 1998.

11

ING VALUE OPPORTUNITY FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation
as of November 30, 2005
(as a percent of net assets)

	Diversified Financial Services	17.8%
	Oil and Gas	11.3%
	Banks	11.0%
	Insurance	8.6%
	Oil and Gas Services	5.1%
	Chemicals	4.8%
	Pharmaceuticals	4.2%
	Media	3.4%
	Other: Industries between 1 - 3%(1)	36.0%
	Other: Industries less than 1%(2)	7.0%
	Other assets and liabilities, net*	(9.2)%
	Total	100.0%

*	Excludes Security Lending Collateral.
(1)	Includes twenty-one industries, which each represent 1 - 3% of net assets.
(2)	Includes nine industries, which each represent less than 1% of net assets.

	Portfolio holdings are subject to change daily.

The ING Value Opportunity Fund (the “Fund”) seeks growth of capital primarily through investment in a diversified portfolio of common stocks. The Fund is managed by Scott Lewis, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.49% compared to the Russell 1000 Value Index and the Russell 1000 Index, which returned 5.70% and 6.44%, respectively, for the same period.

Portfolio Specifics: The Fund significantly outperformed the index and added value in six out of ten Global Industry Classification Standards (GICS) in the trailing six month period ended November 30, 2005. Most prominently, effective stock selection within the vigorously performing energy sector, coupled with a modest overweight to this key area, drove relative returns. Companies such as Halliburton, Peabody Energy, Plains Exploration & Production and BJ Services were all held for the entirety of the six month period and made substantial contributions to the Fund’s overall performance. Within this broad and dynamic sector, our overweights to exploration and production and oil services companies served the Fund well, as these businesses benefited from the capital spending pickup that took place as producers and refiners stretched to meet global demand. Even as oil prices recede from $60 - $70 a barrel levels, many of these companies will have already locked in earnings streams through long-term contracts with their clients, and we retain positions in most with a high degree of conviction.

The other key area of outperformance was found in the consumer discretionary sector, where companies such as McDonald’s and Best Buy helped drive results. These are two examples of well-run consumer companies that traded at reasonable multiples considering their franchise value - in the case of McDonald’s - and their superior operating model, in the case of Best Buy. We sold the Best Buy position in mid June 2005 as its valuation caught up to its earnings power, and consumer sentiment began to slacken moving into the Fall months of 2005.

Information technology and financials were two broad sectors in which the Fund’s holdings detracted from performance. Flextronics International, a large contract manufacturer of electronics and circuit boards, hurt performance over the six month period ended November 30, 2005. The company had suffered from some execution problems, and lost market share to the number one competitor in the space, Jabil Circuit. We nevertheless believe that the company’s strong competitive position, coupled with its new management team, will enable it to thrive once again and have decided to hold on to the stock. Within financials, Countrywide Financial and Freddie Mac, two massive mortgage originators in the residential housing market, underperformed due to concerns of an incipient slowdown in the U.S. housing market. We continue to hold these stocks due to their strong business models and their leverage to a healthy, albeit no longer roaring, housing market.

Current Strategy and Outlook: The U.S. economy remains strong and continues to grow vigorously in nearly all sectors. Corporate balance sheets are in their best condition in a generation, and corporate profits continue to fuel increases in M&A transactions, stock buybacks and dividend increases. With Dr. Ben S. Bernanke appointed as new Federal Reserve Chairman on October 24, 2005 (effective February 1, 2006, subject to U.S. Senate confirmation), we are expecting to see the end of rate increases in the coming months, provided inflation and energy prices remain benign.

We believe the Fund is positioned well across sectors, with small overweights in energy, consumer and materials companies. Financials and utilities represent the two largest sector underweights. We do not see much value in utilities trading at historically high multiples in a commoditized and still highly regulated industry. Our energy holdings are concentrated in the exploration and production and oil services industry groups and are companies whose profitability we expect to remain vibrant even if the price of oil and natural gas continues to drop from inflated levels.

Top Ten Holdings
as of November 30, 2005
(as a percent of net assets)

	Bank of America Corp.	4.6%
	Wells Fargo & Co.	4.0%
	Exxon Mobil Corp.	3.7%
	Pfizer, Inc.	3.4%
	Citigroup, Inc.	3.0%
	JP Morgan Chase & Co.	2.8%
	Altria Group, Inc.	2.8%
	Capital One Financial Corp.	2.8%
	Countrywide Financial Corp.	2.6%
	Metlife, Inc.	2.4%

*	Excluding short-term investments related to securities lending.

	Portfolio holdings are subject to change daily.

12

PORTFOLIO MANAGERS’ REPORT	ING VALUE OPPORTUNITY FUND

Average Annual Total Returns for the Periods Ended November 30, 2005
	1 Year	5 Year	Since Inception of Class A & I February 2, 1998		Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:
Class A(1)	1.73%	(1.51)%	3.97%		—	—
Class B(2)	2.12%	(1.41)%	—		2.90%	—
Class C(3)	6.14%	(1.07)%	—		—	2.91%
Class I	8.27%	(0.11)%	5.01%		—	—
Excluding Sales Charge:
Class A	7.93%	(0.34)%	4.76%		—	—
Class B	7.12%	(1.07)%	—		2.90%	—
Class C	7.14%	(1.07)%	—		—	2.91%
Class I	8.27%	(0.11)%	5.01%		—	—
Russell 1000 Value Index(4)	9.96%	6.18%	7.26	%(6)	6.04%	5.83	%(7)
Russell 1000 Index(5)	9.96%	1.29%	5.14	%(6)	2.37%	3.42	%(7)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Value Opportunity Fund against the Indices indicated. An Index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

(5) The Russell 1000 Index is a comprehensive large-cap index measuring the performance of the largest 1,000 U.S. incorporated companies. This Index is included as an additional comparison for Fund performance.

(6) Since inception performance for index is shown from February 1, 1998.

(7) Since inception performance for index is shown from July 1, 1998.

13

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b—1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2005 to November 30, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Balanced Fund	Beginning Account Value June 1, 2005	Ending Account Value November 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2005*

Actual Fund Return
Class A	$1,000.00	$1,029.90	1.37%	$ 6.97
Class B	1,000.00	1,025.70	2.12	10.77
Class C	1,000.00	1,025.20	2.12	10.76
Class I	1,000.00	1,030.80	1.12	5.70
Class O	1,000.00	1,029.70	1.37	6.97
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.20	1.37%	$ 6.93
Class B	1,000.00	1,014.44	2.12	10.71
Class C	1,000.00	1,014.44	2.12	10.71
Class I	1,000.00	1,019.45	1.12	5.67
Class O	1,000.00	1,018,20	1.37	6.93

*    Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

14

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Equity Income Fund	Beginning Account Value June 1, 2005	Ending Account Value November 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2005*

Actual Fund Return
Class A	$ 1,000.00	$ 1,045.80	1.27%	$ 6.51
Class B	1,000.00	1,041.30	2.02	10.34
Class C	1,000.00	1,042.00	2.02	10.34
Class I	1,000.00	1,047.00	1.01	5.18
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$ 1,018.70	1.27%	$ 6.43
Class B	1,000.00	1,014.94	2.02	10.20
Class C	1,000.00	1,014.94	2.02	10.20
Class I	1,000.00	1,020.00	1.01	5.11
ING Growth Fund
Actual Fund Return
Class A	$ 1,000.00	$ 1,110.40	1.30%	$ 4.51
Class B	1,000.00	1,106.20	2.05	7.10
Class C	1,000.00	1,106.50	2.05	6.74
Class I	1,000.00	1,111.50	1.05	5.56
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$ 1,012.16	1.30%	$ 4.30
Class B	1,000.00	1,009.70	2.05	6.77
Class C	1,000.00	1,009.21	2.05	6.43
Class I	1,000.00	1,019.80	1.05	5.32
ING Small Company Fund
Actual Fund Return
Class A	$ 1,000.00	$ 1,138.50	1.40%	$ 7.51
Class B	1,000.00	1,134.40	2.16	11.56
Class C	1,000.00	1,135.10	2.16	11.56
Class I	1,000.00	1,140.30	1.15	6.17
Hypothetical (5% return before expenses)
Class A	$ 1,000.00	$ 1,018.05	1.40%	$ 7.08
Class B	1,000.00	1,014.24	2.16	10.91
Class C	1,000.00	1,014.24	2.16	10.91
Class I	1,000.00	1,019.30	1.15	5.82

* Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

15

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Beginning	Ending		Expenses Paid
	Account	Account	Annualized	During the
	Value	Value	Expense	Six Months Ended
ING Value Opportunity Fund	June 1, 2005	November 30, 2005	Ratio	November 30, 2005*
Actual Fund Return
Class A	$1,000.00	$1,084.90	1.35%	$4.63
Class B	1,000.00	1,080.60	2.10	7.19
Class C	1,000.00	1,081.90	2.10	6.82
Class I	1,000.00	1,087.00	1.10	5.75
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,012.00	1.35%	$4.46
Class B	1,000.00	1,009.53	2.10	6.94
Class C	1,000.00	1,009.45	2.10	6.59
Class I	1,000.00	1,019.55	1.10	5.57

*    Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

16

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2005 (UNAUDITED)

		ING
	ING	Equity	ING
	Balanced	Income	Growth
	Fund	Fund	Fund
ASSETS:
Investments in securities at value+*	$139,371,926	$93,929,855	$99,451,063
Short-term investments**	4,978,233	1,776,817	—
Short-term investments at amortized cost	25,013,658	9,566,164	16,561,746
Repurchase agreement	7,305,000	—	2,972,000
Cash	—	197,954	728
Cash collateral for futures	42,982	—	—
Receivables:
Investment securities sold	6,107,923	—	2,242,331
Fund shares sold	993	62,346	209,902
Dividends and interest	512,272	322,666	59,306
Variation margin receivable	188	—	—
Prepaid expenses	48,384	23,471	23,892
Reimbursement due from manager	—	3,376	—
Total assets	183,381,559	105,882,649	121,520,968

LIABILITIES:
Payable for investment securities purchased	16,361,280	—	2,326,720
Payable for fund shares redeemed	152,303	182,561	341,517
Payable for futures variation margin	3,925	—	—
Payable upon receipt of securities loaned	25,013,658	9,566,164	16,561,746
Payable to affiliates	141,701	81,198	83,502
Payable to custodian due to bank overdraft	114,375	—	—
Payable for director fees	1,803	8,980	6,832
Other accrued expenses and liabilities	30,583	86,265	51,931
Unrealized depreciation on swap agreements	800	—	—
Total liabilities	41,820,428	9,925,168	19,372,248
NET ASSETS	$141,561,131	$95,957,481	$102,148,720

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$132,308,723	$197,106,157	$214,502,355
Undistributed net investment income (accumulated net investment loss)	(121,553)	966,241	(86,522)
Accumulated net realized loss on investments, foreign currency related transactions, futures and swaps	(1,312,911)	(112,909,670)	(131,603,663)
Net unrealized appreciation on investments, foreign currency related transactions, futures and swaps	10,686,872	10,794,753	19,336,550
NET ASSETS	$141,561,131	$95,957,481	$102,148,720

+ Including securities loaned at value	$24,413,005	$9,257,813	$16,198,011
* Cost of investments in securities	$128,651,554	$83,135,482	$80,114,513
** Cost of short-term investments	$4,978,802	$1,777,000	$—

See Accompanying Notes to Financial Statements

17

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

		ING
	ING	Equity	ING
	Balanced	Income	Growth
	Fund	Fund	Fund
Class A:
Net Assets	$66,449,445	$53,252,019	$55,288,490
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	5,669,665	5,063,549	4,131,131
Net asset value and redemption price per share	$11.72	$10.52	$13.38
Maximum offering price per share (5.75%)(1)	$12.44	$11.16	$14.20

Class B:
Net Assets	$24,120,666	$8,587,324	$7,489,356
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,077,560	829,609	570,928
Net asset value and redemption price per share(2)	$11.61	$10.35	$13.12
Maximum offering price per share	$11.61	$10.35	$13.12

Class C:
Net Assets	$4,764,271	$1,990,581	$2,499,369
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	409,831	192,909	192,448
Net asset value and redemption price per share(2)	$11.62	$10.32	$12.99
Maximum offering price per share	$11.62	$10.32	$12.99

Class I:
Net Assets	$30,886,235	$32,127,557	$36,871,505
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,640,979	3,045,742	2,659,899
Net asset value and redemption price per share	$11.69	$10.55	$13.86
Maximum offering price per share	$11.69	$10.55	$13.86

Class O:
Net Assets	$15,340,514	n/a	n/a
Shares authorized	100,000,000	n/a	n/a
Par value	$0.001	n/a	n/a
Shares outstanding	1,314,527	n/a	n/a
Net asset value and redemption price per share	$11.67	n/a	n/a
Maximum offering price per share	$11.67	n/a	n/a

(1) Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

18

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2005 (UNAUDITED)

	ING	ING
	Small	Value
	Company	Opportunity
	Fund	Fund
ASSETS:
Investments in securities at value+*	$115,724,721	$34,266,039
Short-term investments at amortized cost	—	1,722,390
Repurchase agreement	2,204,000	223,000
Cash	14,186	438
Receivables:
Investment securities sold	1,573,472	298,173
Fund shares sold	8,280	3,839
Dividends and interest	70,932	86,795
Prepaid expenses	24,082	18,328
Total assets	119,619,673	36,619,002

LIABILITIES:
Payable for investment securities purchased	505,897	—
Payable for fund shares redeemed	277,118	3,241,497
Payable upon receipt of securities loaned	—	1,722,390
Payable to affiliates	117,302	35,453
Payable for director fees	8,335	602
Other accrued expenses and liabilities	68,271	34,770
Total liabilities	976,923	5,034,712
NET ASSETS	$118,642,750	$31,584,290

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$83,671,496	$28,076,491
Undistributed net investment income (accumulated net investment loss)	7,124	(2,189)
Accumulated net realized gain (loss) on investments, foreign currency related transactions and futures	12,862,700	(163,565)
Net unrealized appreciation on investments, foreign currency related transactions and futures	22,101,430	3,673,553
NET ASSETS	$118,642,750	$31,584,290

+	Including securities loaned at value	$—	$1,673,355
*	Cost of investments in securities	$93,623,289	$30,592,486

See Accompanying Notes to Financial Statements

19

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

	ING	ING
	Small	Value
	Company	Opportunity
	Fund	Fund
Class A:
Net Assets	$88,693,648	$26,362,472
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	4,731,897	2,376,291
Net asset value and redemption price per share	$18.74	$11.09
Maximum offering price per share (5.75%)(1)	$19.88	$11.77

Class B:
Net Assets	$7,531,461	$4,191,093
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	405,465	385,756
Net asset value and redemption price per share(2)	$18.57	$10.86
Maximum offering price per share	$18.57	$10.86

Class C:
Net Assets	$4,166,317	$752,548
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	225,477	69,506
Net asset value and redemption price per share(2)	$18.48	$10.83
Maximum offering price per share	$18.48	$10.83

Class I:
Net Assets	$18,251,324	$278,177
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	935,633	24,923
Net asset value and redemption price per share	$19.51	$11.16
Maximum offering price per share	$19.51	$11.16

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

20

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2005 (UNAUDITED)

		ING
	ING	Equity	ING
	Balanced	Income	Growth
	Fund	Fund	Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$806,966	$1,609,821	$291,894
Interest	1,135,175	259,466	23,230
Securities lending income	26,069	2,159	1,123
Total investment income	1,968,210	1,871,446	316,247

EXPENSES:
Investment management fees	560,072	361,826	340,250
Distribution and service fees:
Class A	83,735	68,863	67,023
Class B	114,587	41,556	34,560
Class C	23,915	10,637	11,153
Class O	16,183	—	—
Transfer agent fees	76,340	36,872	53,700
Administrative service fees	56,008	41,352	38,886
Shareholder reporting expense	20,770	23,160	16,988
Registration fees	23,324	30,723	24,179
Professional fees	18,860	17,805	16,740
Custody and accounting expense	18,870	8,062	10,070
Directors fees	5,968	1,285	4,957
Miscellaneous expense	6,058	5,917	4,875
Total expenses	1,024,690	648,058	623,381
Brokerage commission recapture	—	(2,650)	—
Net expenses	1,024,690	645,408	623,381
Net investment income (loss)	943,520	1,226,038	(307,134)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS, FUTURES AND SWAPS:
Net realized gain (loss) on:
Investments	4,929,776	478,549	4,899,421
Futures and swaps	72,549	—	(3,308)
Net realized gain on investments, futures and swaps	5,002,325	478,549	4,896,113
Net change in unrealized appreciation or depreciation on:
Investments	(1,813,292)	3,020,386	5,671,082
Foreign currency related transactions	2,901	(117)	—
Futures and swaps	(87,873)	—	—
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures and swaps	(1,898,264)	3,020,269	5,671,082
Net realized and unrealized gain on investments, foreign currency related transactions, futures and swaps	3,104,061	3,498,818	10,567,195
Increase in net assets resulting from operations	$4,047,581	$4,724,856	$10,260,061

*Foreign taxes withheld	$415	$—	$961

See Accompanying Notes to Financial Statements

21

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2005 (UNAUDITED)

	ING	ING
	Small	Value
	Company	Opportunity
	Fund	Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$597,686	$367,751
Interest	288,562	10,869
Securities lending income	—	659
Total investment income	886,248	379,279

EXPENSES:
Investment management fees	523,602	124,899
Distribution and service fees:
Class A	111,807	37,984
Class B	36,144	20,838
Class C	20,147	4,270
Transfer agent fees	44,700	8,865
Administrative service fees	49,280	14,274
Shareholder reporting expense	18,735	5,045
Registration fees	24,313	21,511
Professional fees	19,398	1,079
Custody and accounting expense	14,640	5,673
Directors fees	8,418	1,464
Miscellaneous expense	7,940	2,021
Total expenses	879,124	247,923
Net recouped fees	—	11,757
Net expenses	879,124	259,680
Net investment income	7,124	119,599

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain (loss) on:
Investments	14,971,674	1,417,569
Futures	—	(5,745)
Net realized gain on investments and futures	14,971,674	1,411,824
Net change in unrealized appreciation or depreciation on: Investments	1,209,201	1,370,304
Net change in unrealized appreciation on investments	1,209,201	1,370,304
Net realized and unrealized gain on investments and futures	16,180,875	2,782,128
Increase in net assets resulting from operations	$16,187,999	$2,901,727

* Foreign taxes withheld	$17,116	$3,623

See Accompanying Notes to Financial Statements

22

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Balanced Fund		ING Equity Income Fund
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2005	2005	2005	2005
FROM OPERATIONS:
Net investment income	$943,520	$1,822,956	$1,226,038	$1,864,145
Net realized gain (loss) on investments, foreign currency related transactions, futures, and swaps	5,002,325	7,349,323	478,549	(925,007)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	(1,898,264)	1,210,120	3,020,269	10,116,682
Net increase in net assets resulting from operations	4,019,516	10,382,399	4,724,856	11,055,820

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(887,846)	(1,044,995)	(500,798)	(1,155,093)
Class B	(151,852)	(92,826)	(48,771)	(58,121)
Class C	(29,328)	(17,241)	(11,827)	(16,854)
Class I	(505,271)	(693,139)	(421,106)	(1,165,052)
Class O	(183,538)	(25,754)	—	—
Net realized gains:
Class A	(4,377,381)	(698,792)	—	—
Class B	(1,613,342)	(167,227)	—	—
Class C	(321,669)	(44,395)	—	—
Class I	(2,036,034)	(363,502)	—	—
Class O	(1,011,997)	(20,953)	—	—
Total distributions	(11,118,258)	(3,168,824)	(982,502)	(2,395,120)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	18,769,148	40,308,286	6,091,968	22,125,725
Dividends reinvested	11,089,042	3,100,057	961,044	2,367,570
	29,858,190	43,408,343	7,053,012	24,493,295
Cost of shares redeemed	(17,791,401)	(40,314,844)	(22,264,190)	(41,075,314)
Net increase (decrease) in net assets resulting from capital share transactions	12,066,789	3,093,499	(15,211,178)	(16,582,019)
Net increase (decrease) in net assets	4,996,112	10,307,074	(11,468,824)	(7,921,319)

NET ASSETS:
Beginning of period	136,565,019	126,257,945	107,426,305	115,347,624
End of period	$141,561,131	$136,565,019	$95,957,481	$107,426,305
Undistributed net investment income (accumulated net investment loss) at end of period	$(121,553)	$692,762	$966,241	$722,705

See Accompanying Notes to Financial Statements

23

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Growth Fund		ING Small Company Fund
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2005	2005	2005	2005
FROM OPERATIONS:
Net investment income (loss)	$(307,134)	$225,204	$7,124	$(165,210)
Net realized gain on investments, foreign currency related transactions, futures, and swaps	4,896,113	1,999,811	14,971,674	30,905,708
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions, futures, and swaps	5,671,082	3,645,742	1,209,201	(12,871,093)
Net increase in net assets resulting from operations	10,260,061	5,870,757	16,187,999	17,869,405

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	6,614,648	12,314,701	9,073,205	24,230,577
Cost of shares redeemed	(12,308,974)	(33,854,785)	(33,170,940)	(205,054,910)
Net decrease in net assets resulting from capital share ttransactions	(5,694,326)	(21,540,084)	(24,097,735)	(180,824,333)
Net increase (decrease) in net assets	4,565,735	(15,669,327)	(7,909,736)	(162,954,928)

NET ASSETS:
Beginning of period	97,582,985	113,252,312	126,552,486	289,507,414
End of period	$102,148,720	$97,582,985	$118,642,750	$126,552,486
Undistributed net investment income (accumulated net investment loss) at end of period	$(86,522)	$220,612	$7,124	$—

See Accompanying Notes to Financial Statements

24

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Value Opportunity Fund
	Six Months	Year
	Ended	Ended
	November 30,	May 31,
	2005	2005
FROM OPERATIONS:
Net investment income	$119,599	$337,946
Net realized gain on investments, foreign currency related transactions, futures, and swaps	1,411,824	1,094,989
Net change in unrealized appreciation on investments, foreign currency related transactions, futures, and swaps	1,370,304	959,437
Net increase in net assets resulting from operations	2,901,727	2,392,372

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	(249,987)	(353,314)
Class B	—	(19,054)
Class C	—	(4,179)
Class I	(3,011)	(4,558)
Net realized gains:
Class A	(395,335)	—
Class B	(57,718)	—
Class C	(10,393)	—
Class I	(3,685)	—
Total distributions	(720,129)	(381,105)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,529,073	9,345,892
Dividends reinvested	720,129	375,956
	2,249,202	9,721,848
Cost of shares redeemed	(8,797,972)	(18,290,726)
Net decrease in net assets resulting from capital share transactions	(6,548,770)	(8,568,878)
Net decrease in net assets	(4,367,172)	(6,557,611)

NET ASSETS:
Beginning of period	35,951,462	42,509,073
End of period	$31,584,290	$35,951,462
Undistributed net investment income (accumulated net investment loss) at end of period	$(2,189)	$131,210

See Accompanying Notes to Financial Statements

25

ING BALANCED FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
					Seven
	Six Months				Months
	Ended				Ended
	November 30,	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002 (1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$12.35	11.66	10.84	11.07	11.02	14.08	13.72
Income (loss) from investment operations:
Net investment income	$0.09	0.18	0.13	0.11	0.08	0.21	0.35
Net realized and unrealized gain (loss) on investments	$0.28	0.81	0.88	(0.24)	0.12	(1.83)	0.82
Total from investment operations	$0.37	0.99	1.01	(0.13)	0.20	(1.62)	1.17
Less distributions from:
Net investment income	$0.17	0.18	0.19	0.10	0.15	0.23	0.27
Net realized gains on investments	$0.83	0.12	—	—	—	1.21	0.54
Total distributions	$1.00	0.30	0.19	0.10	0.15	1.44	0.81
Net asset value, end of period	$11.72	12.35	11.66	10.84	11.07	11.02	14.08
Total Return(2)%	2.99	8.60	9.38	(1.15)	1.82	(12.36)	8.81

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$66,449	67,177	70,237	59,826	45,221	33,860	35,564
Ratios to average net assets:
Expenses(3)%	1.37	1.33	1.32	1.42	1.39	1.35	1.31
Net investment income(3)%	1.44	1.48	1.11	1.11	1.31	1.81	1.99
Portfolio turnover rate	% 177	289	302	379	118	180	242

	Class B
						Seven
	Six Months					Months
	Ended					Ended
	November 30,	Year Ended May 31,				May 31,	Year Ended October 31,
	2005	2005		2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$12.21	11.51		10.75	11.02	10.97	14.02	13.69
Income (loss) from investment operations:
Net investment income	$0.04	0.09	*	0.04	0.03	0.04	0.12	0.27
Net realized and unrealized gain (loss) on investments	$0.27	0.80		0.87	(0.23)	0.12	(1.83)	0.80
Total from investment operations	$0.31	0.89		0.91	(0.20)	0.16	(1.71)	1.07
Less distributions from:
Net investment income	$0.08	0.07		0.15	0.07	0.11	0.13	0.20
Net realized gains on investments	$0.83	0.12		—	—	—	1.21	0.54
Total distributions	$0.91	0.19		0.15	0.07	0.11	1.34	0.74
Net asset value, end of period	$11.61	12.21		11.51	10.75	11.02	10.97	14.02
Total Return(2)%	2.57	7.79		8.51	(1.84)	1.45	(13.10)	8.01

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$24,121	20,900		13,899	3,099	1,670	1,312	1,130
Ratios to average net assets:
Expenses(3)%	2.12	2.08		2.07	2.17	2.14	2.10	2.06
Net investment income(3)%	0.69	0.72		0.35	0.40	0.56	1.06	1.24
Portfolio turnover rate	% 177	289		302	379	118	180	242

(1)       The Fund changed its fiscal year end to May 31.

(2)       Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)       Annualized for periods less than one year.

*      Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

26

ING BALANCED FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
					Seven
	Six Months				Months
	Ended				Ended
	November 30,	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$12.22	11.50	10.71	10.99	10.94	13.96	13.63
Income (loss) from investment operations:
Net investment income	$0.04	0.08	0.04	0.03	0.03	0.13	0.24
Net realized and unrealized gain (loss) on investments	$0.27	0.81	0.87	(0.24)	0.13	(1.83)	0.81
Total from investment operations	$0.31	0.89	0.91	(0.21)	0.16	(1.70)	1.05
Less distributions from:
Net investment income	$0.08	0.05	0.12	0.07	0.11	0.11	0.18
Net realized gains on investments	$0.83	0.12	—	—	—	1.21	0.54
Total distributions	$0.91	0.17	0.12	0.07	0.11	1.32	0.72
Net asset value, end of period	$11.62	12.22	11.50	10.71	10.99	10.94	13.96
Total Return(2)%	2.52	7.75	8.59	(1.94)	1.47	(13.09)	7.95

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,764	4,730	4,270	2,877	2,050	1,829	2,185
Ratios to average net assets:
Expenses(3)%	2.12	2.08	2.07	2.17	2.14	2.10	2.06
Net investment income(3)%	0.69	0.73	0.36	0.35	0.56	1.06	1.24
Portfolio turnover rate	% 177	289	302	379	118	180	242

	Class I
					Seven
	Six Months				Months
	Ended				Ended
	November 30,	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$12.34	11.67	10.85	11.08	11.02	14.10	13.74
Income (loss) from investment operations:
Net investment income	$0.11	0.21	0.16	0.14	0.11	0.26	0.30
Net realized and unrealized gain (loss) on investments	$0.27	0.81	0.87	(0.25)	0.11	(1.85)	0.90
Total from investment operations	$0.38	1.02	1.03	(0.11)	0.22	(1.59)	1.20
Less distributions from:
Net investment income	$0.20	0.23	0.21	0.12	0.16	0.28	0.30
Net realized gains on investments	$0.83	0.12	—	—	—	1.21	0.54
Total distributions	$1.03	0.35	0.21	0.12	0.16	1.49	0.84
Net asset value, end of period	$11.69	12.34	11.67	10.85	11.08	11.02	14.10
Total Return(2)%	3.08	8.85	9.65	(0.93)	2.02	(12.16)	9.04

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$30,886	33,380	37,852	50,343	65,971	71,759	94,149
Ratios to average net assets:
Expenses(3)%	1.12	1.08	1.07	1.17	1.14	1.10	1.06
Net investment income(3)%	1.68	1.73	1.36	1.27	1.57	2.06	2.24
Portfolio turnover rate	% 177	289	302	379	118	180	242

(1)       The Fund changed its fiscal year end to May 31.

(2)       Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)       Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

27

ING BALANCED FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Six Months		September 15,
	Ended		2004(1) to
	November 30,		May 31,
	2005		2005
Per Share Operating Performance:
Net asset value, beginning of period	$12.31		11.83
Income from investment operations:
Net investment income	$0.12	*	0.17
Net realized and unrealized gain on investments	$0.07		0.57
Total from investment operations	$0.19		0.74
Less distributions from:
Net investment income	$—		0.14
Net realized gains on investments	$0.83		0.12
Total distributions	$0.83		0.26
Net asset value, end of period	$11.67		12.31
Total Return(2)%	2.97		6.71

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15,341		10,379
Ratios to average net assets:
Expenses(3)%	1.38		1.33
Net investment income(3)%	1.46		1.44
Portfolio turnover rate	% 177		289

(1)     Commencement of operations.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)     Annualized for periods less than one year.

*      Per share data using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

28

ING EQUITY INCOME FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
					Seven
	Six Months				Months
	Ended				Ended
	November 30,	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.15	9.38	8.12	9.45	9.49	14.18	16.68
Income (loss) from investment operations:
Net investment income	$0.13	0.17	0.06	0.04	0.01	0.02	0.04
Net realized and unrealized gain (loss) on investments	$0.33	0.80	1.22	(1.32)	(0.04)	(3.96)	0.49
Total from investment operations	$0.46	0.97	1.28	(1.28)	(0.03)	(3.94)	0.53
Less distributions from:
Net investment income	$0.09	0.20	0.02	0.05	0.01	0.01	0.03
Net realized gains on investments	$—	—	—	—	—	0.74	3.00
Total distributions	$0.09	0.20	0.02	0.05	0.01	0.75	3.03
Net asset value, end of period	$10.52	10.15	9.38	8.12	9.45	9.49	14.18
Total Return(2)%	4.58	10.47	15.77	(13.58)	(0.28)	(29.07)	3.50

Ratios and Supplemental Data:
Net assets, end of period (000s)	$53,252	55,672	58,263	52,182	62,062	63,821	92,407
Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	1.27	1.23	1.15	1.18	1.16	1.11	1.08
Gross expenses prior to brokerage commission recapture	% 1.27	1.24	1.15	1.18	1.16	1.11	1.08
Net investment income after brokerage commission recapture(3)%	2.36	1.64	0.71	0.47	0.10	0.13	0.08
Portfolio turnover rate	% 12	31	213	225	132	194	167

	Class B
					Seven
	Six Months				Months
	Ended				Ended
	November 30,	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.00	9.24	8.03	9.37	9.44	14.11	16.66
Income (loss) from investment operations:
Net investment income (loss)	$0.08	0.07	0.01	(0.02)	(0.05)	(0.07)	0.01
Net realized and unrealized gain (loss) on investments	$0.33	0.81	1.20	(1.32)	(0.02)	(3.95)	0.41
Total from investment operations	$0.41	0.88	1.21	(1.34)	(0.07)	(4.02)	0.42
Less distributions from:
Net investment income	$0.06	0.12	—	0.00 *	—	—	—
Net realized gains on investments	$—	—	—	—	—	0.65	2.97
Total distributions	$0.06	0.12	—	0.00 *	—	0.65	2.97
Net asset value, end of period	$10.35	10.00	9.24	8.03	9.37	9.44	14.11
Total Return(2)%	4.13	9.62	15.07	(14.26)	(0.74)	(29.59)	2.72

Ratios and Supplemental Data:
Net assets, end of period (000s)	$8,587	7,796	4,192	1,027	611	683	920
Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	2.02	1.98	1.90	1.93	1.91	1.86	1.83
Gross expenses prior to brokerage commission recapture	% 2.02	1.99	1.90	1.93	1.91	1.86	1.83
Net investment income (loss) after brokerage commission recapture(3)%	1.59	0.87	0.20	(0.28)	(0.65)	(0.62)	(0.67)
Portfolio turnover rate	% 12	31	213	225	132	194	167

(1)       The Fund changed its fiscal year end to May 31.

(2)       Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)       Annualized for periods less than one year.

*      Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements

29

ING EQUITY INCOME FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

	Class C
						Seven
	Six Months					Months
	Ended					Ended
	November 30,	Year Ended May 31,				May 31,	Year Ended October 31,
	2005	2005	2004		2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$9.96	9.20	8.00		9.33	9.40	14.04	16.59
Income (loss) from investment operations:
Net investment income (loss)	$0.09	0.07	(0.00	)*	(0.02)	(0.01)	(0.09)	0.01
Net realized and unrealized gain (loss) on investments	$0.33	0.80	1.20		(1.31)	(0.06)	(3.91)	0.41
Total from investment operations	$0.42	0.87	1.20		(1.33)	(0.07)	(4.00)	0.42
Less distributions from:
Net investment income	$0.06	0.11	—		0.00 *	—	—	—
Net realized gains on investments	$—	—	—		—	—	0.64	2.97
Total distributions	$0.06	0.11	—		0.00 *	—	0.64	2.97
Net asset value, end of period	$10.32	9.96	9.20		8.00	9.33	9.40	14.04
Total Return(2)%	4.20	9.55	15.00		(14.22)	(0.74)	(29.59)	2.72

Ratios and Supplemental Data:
Net assets, end of period (000s)	$1,991	2,035	1,283		968	1,327	946	2,209
Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	2.02	1.98	1.90		1.93	1.91	1.86	1.83
Gross expenses prior to brokerage commission recapture	% 2.02	1.99	1.90		1.93	1.91	1.86	1.83
Net investment income (loss) after brokerage commission recapture(3)%	1.59	0.89	(0.02)		(0.28)	(0.70)	(0.62)	(0.67)
Portfolio turnover rate	% 12	31	213		225	132	194	167

	Class I
					Seven
	Six Months				Months
	Ended				Ended
	November 30,	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.18	9.42	8.15	9.49	9.54	14.26	16.74
Income (loss) from investment operations:
Net investment income	$0.15	0.20	0.10 **	0.06	0.02	0.05	0.05
Net realized and unrealized gain (loss)
on investments	$0.32	0.79	1.21	(1.33)	(0.03)	(3.99)	0.52
Total from investment operations	$0.47	0.99	1.31	(1.27)	(0.01)	(3.94)	0.57
Less distributions from:
Net investment income	$0.10	0.23	0.04	0.07	0.04	0.04	0.05
Net realized gains on investments	$—	—	—	—	—	0.74	3.00
Total distributions	$0.10	0.23	0.04	0.07	0.04	0.78	3.05
Net asset value, end of period	$10.55	10.18	9.42	8.15	9.49	9.54	14.26
Total Return(2)%	4.70	10.72	16.10	(13.37)	(0.10)	(28.93)	3.76

Ratios and Supplemental Data:
Net assets, end of period (000s)	$32,128	41,923	51,609	187,417	258,081	296,248	479,823
Ratios to average net assets:
Net expenses after brokerage commission recapture(3)%	1.01	0.98	0.90	0.93	0.91	0.86	0.83
Gross expenses prior to brokerage commission recapture	% 1.01	0.99	0.90	0.93	0.91	0.86	0.83
Net investment income after brokerage commission recapture(3)%	2.60	1.89	0.95	0.72	0.34	0.38	0.33
Portfolio turnover rate	% 12	31	213	225	132	194	167

(1)       The Fund changed its fiscal year end to May 31.

(2)       Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)       Annualized for periods less than one year.

*      Amount is less than $0.01 per share.

**   Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

30

ING GROWTH FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
					Seven
	Six Months				Months
	Ended				Ended
	November 30,	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$12.05	11.36	9.97	11.21	11.66	22.50	22.15
Income (loss) from investment operations:
Net investment income (loss)	$(0.04)	0.02	(0.04)	(0.04)	(0.05)	(0.07)	(0.03)
Net realized and unrealized gain (loss) on investments	$1.37	0.67	1.43	(1.20)	(0.40)	(8.21)	3.42
Total from investment operations	$1.33	0.69	1.39	(1.24)	(0.45)	(8.28)	3.39
Less distributions from:
Net realized gains on investments	$—	—	—	—	—	2.56	3.04
Total distributions	$—	—	—	—	—	2.56	3.04
Net asset value, end of period	$13.38	12.05	11.36	9.97	11.21	11.66	22.50
Total Return(2)%	11.04	6.07	13.94	(11.06)	(3.86)	(40.71)	16.34

Ratios and Supplemental Data:
Net assets, end of period (000s)	$55,288	54,825	64,570	66,514	82,011	85,409	122,415
Ratios to average net assets:
Expenses(3)%	1.30	1.21	1.18	1.24	1.21	1.16	1.12
Net investment income (loss)(3)%	(0.65)	0.19	(0.35)	(0.38)	(0.67)	(0.53)	(0.34)
Portfolio turnover rate	% 44	140	147	197	143	199	183

	Class B
					Seven
	Six Months				Months
	Ended				Ended
	November 30,	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$11.86	11.26	9.95	11.28	11.79	22.71	22.40
Income (loss) from investment operations:
Net investment loss	$(0.09)	(0.07)	(0.10)	(0.08)	(0.10)	(0.20)	(0.03)
Net realized and unrealized gain (loss) on investments	$1.35	0.67	1.41	(1.25)	(0.41)	(8.29)	3.30
Total from investment operations	$1.26	0.60	1.31	(1.33)	(0.51)	(8.49)	3.27
Less distributions from:
Net realized gains on investments	$—	—	—	—	—	2.43	2.96
Total distributions	$—	—	—	—	—	2.43	2.96
Net asset value, end of period	$13.12	11.86	11.26	9.95	11.28	11.79	22.71
Total Return(2)%	10.62	5.33	13.17	(11.79)	(4.32)	(41.11)	15.46

Ratios and Supplemental Data:
Net assets, end of period (000s)	$7,489	6,720	7,054	3,965	2,988	3,213	5,710
Ratios to average net assets:
Expenses(3)%	2.05	1.96	1.93	1.99	1.96	1.91	1.87
Net investment loss(3)%	(1.40)	(0.57)	(1.08)	(1.13)	(1.42)	(1.28)	(1.09)
Portfolio turnover rate	% 44	140	147	197	143	199	183

(1)       The Fund changed its fiscal year end to May 31.

(2)       Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)       Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

31

ING GROWTH FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
					Seven
	Six Months				Months
	Ended				Ended
	November 30,	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$11.74	11.15	9.85	11.18	11.68	22.55	22.25
Income (loss) from investment operations:
Net investment loss	$(0.08)	(0.07)	(0.12)	(0.10)	(0.11)	(0.20)	(0.03)
Net realized and unrealized gain (loss) on investments	$1.33	0.66	1.42	(1.23)	(0.39)	(8.23)	3.27
Total from investment operations	$1.25	0.59	1.30	(1.33)	(0.50)	(8.43)	3.24
Less distributions from:
Net realized gains on investments	$—	—	—	—	—	2.44	2.94
Total distributions	$—	—	—	—	—	2.44	2.94
Net asset value, end of period	$12.99	11.74	11.15	9.85	11.18	11.68	22.55
Total Return(2)%	10.65	5.29	13.20	(11.90)	(4.28)	(41.14)	15.47

Ratios and Supplemental Data:
Net assets, end of period (000s)	$2,499	2,131	2,444	1,662	1,893	2,268	3,857
Ratios to average net assets:
Expenses(3)%	2.05	1.96	1.93	1.99	1.96	1.91	1.87
Net investment loss(3)%	(1.40)	(0.55)	(1.08)	(1.13)	(1.42)	(1.28)	(1.09)
Portfolio turnover rate	% 44	140	147	197	143	199	183

	Class I
					Seven
	Six Months				Months
	Ended				Ended
	November 30,	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$12.47	11.72	10.25	11.51	11.95	22.98	22.54
Income (loss) from investment operations:
Net investment income (loss)	$(0.03)	0.06	(0.03)	(0.01)	(0.03)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	$1.42	0.69	1.50	(1.25)	(0.41)	(8.39)	3.56
Total from investment operations	$1.39	0.75	1.47	(1.26)	(0.44)	(8.43)	3.52
Less distributions from:
Net realized gains on investments	$—	—	—	—	—	2.60	3.08
Total distributions	$—	—	—	—	—	2.60	3.08
Net asset value, end of period	$13.86	12.47	11.72	10.25	11.51	11.95	22.98
Total Return(2)%	11.15	6.40	14.34	(10.95)	(3.68)	(40.54)	16.65

Ratios and Supplemental Data:
Net assets, end of period (000s)	$36,872	33,906	39,184	103,442	124,351	141,232	254,209
Ratios to average net assets:
Expenses(3)%	1.05	0.96	0.93	0.99	0.96	0.91	0.87
Net investment income (loss)(3)%	(0.40)	0.46	(0.10)	(0.13)	(0.42)	(0.28)	(0.09)
Portfolio turnover rate	% 44	140	147	197	143	199	183

(1)   The Fund changed its fiscal year end to May 31.

(2)   Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)   Annualized for periods less than one year.

See Accompanying Notes to Financial Statements

32

ING SMALL COMPANY FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
					Seven
	Six Months				Months
	Ended				Ended
	November 30,	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$16.46	15.13	12.06	13.70	12.74	14.80	12.11
Income (loss) from investment operations:
Net investment income (loss)	$0.00 *	(0.01)	0.00 *	(0.01)	(0.03)	0.03	0.02
Net realized and unrealized gain (loss) on investments	$2.28	1.34	3.07	(1.63)	1.00	(1.30)	3.62
Total from investment operations	$2.28	1.33	3.07	(1.64)	0.97	(1.27)	3.64
Less distributions from:
Net investment income	$—	—	—	—	0.01	0.05	0.01
Net realized gains on investments	$—	—	—	—	—	0.74	0.94
Total distributions	$—	—	—	—	0.01	0.79	0.95
Net asset value, end of period	$18.74	16.46	15.13	12.06	13.70	12.74	14.80
Total Return(2)%	13.85	8.79	25.46	(11.97)	7.64	(8.66)	31.55

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$88,694	92,363	123,834	92,176	101,892	69,074	61,682
Ratios to average net assets:
Expenses(3)(4)%	1.40	1.36	1.28	1.38	1.32	1.34	1.35
Net investment income (loss) after expense reimbursement(3)(4)%	0.03	(0.07)	(0.03)	(0.08)	(0.37)	0.25	0.21
Portfolio turnover rate	% 40	47	123	322	200	257	333

	Class B
					Seven
	Six Months				Months
	Ended				Ended
	November 30,	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$16.37	15.16	12.17	13.93	13.00	15.12	12.37
Income (loss) from investment operations:
Net investment income (loss)	$(0.06)	(0.12)	(0.09)	(0.10)	(0.06)	(0.07)	0.01
Net realized and unrealized gain (loss) on investments	$2.26	1.33	3.08	(1.66)	0.99	(1.33)	3.61
Total from investment operations	$2.20	1.21	2.99	(1.76)	0.93	(1.40)	3.62
Less distributions from:
Net realized gains on investments	$—	—	—	—	—	0.72	0.87
Total distributions	$—	—	—	—	—	0.72	0.87
Net asset value, end of period	$18.57	16.37	15.16	12.17	13.93	13.00	15.12
Total Return(2)%	13.44	7.98	24.57	(12.63)	7.15	(9.37)	30.51

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$7,531	6,783	6,234	2,048	1,890	1,173	1,246
Ratios to average net assets:
Expenses(3)(4)%	2.16	2.11	2.03	2.13	2.07	2.09	2.10
Net investment loss after expense reimbursement(3)(4)%	(0.73)	(0.77)	(0.84)	(0.83)	(1.11)	(0.50)	(0.54)
Portfolio turnover rate	% 40	47	123	322	200	257	333

(1)   The Fund changed its fiscal year end to May 31.

(2)   Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)   Annualized for periods less than one year.

(4)   The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*    Amount less than $0.01 per share.

See Accompanying Notes to Financial Statements

33

ING SMALL COMPANY FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
					Seven
	Six Months				Months
	Ended				Ended
	November 30,	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$16.28	15.08	12.11	13.88	12.95	15.04	12.32
Income (loss) from investment operations:
Net investment income (loss)	$(0.06)	(0.13)	(0.11)	(0.10)	(0.12)	(0.08)	0.02
Net realized and unrealized gain (loss) on investments	$2.26	1.33	3.08	(1.67)	1.05	(1.32)	3.59
Total from investment operations	$2.20	1.20	2.97	(1.77)	0.93	(1.40)	3.61
Less distributions from:
Net realized gains on investments	$—	—	—	—	—	0.69	0.89
Total distributions	$—	—	—	—	—	0.69	0.89
Net asset value, end of period	$18.48	16.28	15.08	12.11	13.88	12.95	15.04
Total Return(2)%	13.51	7.96	24.53	(12.75)	7.18	(9.39)	30.54

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$4,166	3,825	3,855	2,270	3,369	4,040	6,736
Ratios to average net assets:
Expenses(3)(4)%	2.16	2.11	2.03	2.13	2.07	2.09	2.10
Net investment loss after expense reimbursement(3)(4)%	(0.73)	(0.78)	(0.80)	(0.83)	(1.09)	(0.50)	(0.54)
Portfolio turnover rate	% 40	47	123	322	200	257	333

	Class I
					Seven
	Six Months				Months
	Ended				Ended
	November 30,	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$17.11	15.69	12.49	14.15	13.17	15.26	12.46
Income (loss) from investment operations:
Net investment income (loss)	$0.04	(0.01)	0.04	0.02	(0.01)	0.07	0.06
Net realized and unrealized gain (loss) on investments	$2.36	1.43	3.18	(1.68)	1.03	(1.34)	3.72
Total from investment operations	$2.40	1.42	3.22	(1.66)	1.02	(1.27)	3.78
Less distributions from:
Net investment income	$—	—	0.02	—	0.04	0.08	0.04
Net realized gains on investments	$—	—	—	—	—	0.74	0.94
Total distributions	$—	—	0.02	—	0.04	0.82	0.98
Net asset value, end of period	$19.51	17.11	15.69	12.49	14.15	13.17	15.26
Total Return(2)%	14.03	9.05	25.75	(11.73)	7.74	(8.41)	31.79

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$18,251	23,581	155,583	167,174	214,459	183,569	188,306
Ratios to average net assets:
Expenses(3)(4)%	1.15	1.11	1.03	1.13	1.07	1.09	1.10
Net investment income (loss) after expense reimbursement(3)(4)%	0.31	(0.01)	0.22	0.17	(0.11)	0.50	0.46
Portfolio turnover rate	% 40	47	123	322	200	257	333

(1)     The Fund changed its fiscal year end to May 31.

(2)   Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)   Annualized for periods less than one year.

(4)   The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements

34

ING VALUE OPPORTUNITY FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
					Seven
	Six Months				Months
	Ended				Ended
	November 30,	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.45	9.96	8.68	10.32	10.23	14.50	13.20
Income (loss) from investment operations:
Net investment income (loss)	$0.05	0.11	0.05	0.02	(0.01)	(0.01)	(0.02)
Net realized and unrealized gain (loss) on investments	$0.84	0.49	1.25	(1.66)	0.10	(2.22)	2.18
Total from investment operations	$0.89	0.60	1.30	(1.64)	0.09	(2.23)	2.16
Less distributions from:
Net investment income	$0.10	0.11	0.02	—	—	—	0.01
Net realized gains on investments	$0.15	—	—	—	—	2.04	0.85
Total distributions	$0.25	0.11	0.02	—	—	2.04	0.86
Net asset value, end of period	$11.09	10.45	9.96	8.68	10.32	10.23	14.50
Total Return(2)%	8.49	6.01	15.03	(15.89)	0.88	(17.26)	17.24

Ratios and Supplemental Data:
Net assets, end of period (000s)	$26,362	30,553	37,069	30,436	24,634	12,294	7,074
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.35	1.35	1.31	1.35	1.35	1.35	1.35
Gross expenses prior to expense reimbursement/recoupment(3)%	1.29	1.24	1.45	1.65	1.62	1.99	1.87
Net investment income (loss) after
expense reimbursement/recoupment(3)(4)%	0.77	0.94	0.58	0.22	(0.28)	(0.10)	(0.17)
Portfolio turnover rate	% 35	54	200	269	132	172	162

	Class B
						Seven
	Six Months					Months
	Ended					Ended
	November 30,		Year Ended May 31,			May 31,	Year Ended October 31,
	2005		2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.19		9.73	8.51	10.20	10.16	14.38	13.14
Income (loss) from investment operations:
Net investment income (loss)	$0.00	*	0.02	(0.01)	(0.03)	(0.04)	(0.07)	(0.04)
Net realized and unrealized gain (loss) on investments	$0.82		0.49	1.23	(1.66)	0.08	(2.23)	2.08
Total from investment operations	$0.82		0.51	1.22	(1.69)	0.04	(2.30)	2.04
Less distributions from:
Net investment income	$—		0.05	—	—	—	—	—
Net realized gains on investments	$0.15		—	—	—	—	1.92	0.80
Total distributions	$0.15		0.05	—	—	—	1.92	0.80
Net asset value, end of period	$10.86		10.19	9.73	8.51	10.20	10.16	14.38
Total Return(2)%	8.06		5.19	14.34	(16.57)	0.39	(17.81)	16.31

Ratios and Supplemental Data:
Net assets, end of period (000s)	$4,191		4,222	3,645	1,183	587	350	149
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.10		2.10	2.06	2.10	2.10	2.10	2.10
Gross expenses prior to expense reimbursement/recoupment(3)%	2.04		1.99	2.20	2.40	2.37	2.74	2.62
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	0.03		0.21	(0.02)	(0.52)	(1.00)	(0.85)	(0.92)
Portfolio turnover rate	% 35		54	200	269	132	172	162

(1)   The Fund changed its fiscal year end to May 31.

(2)   Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)   Annualized for periods less than one year.

(4)   The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*    Amount less than $0.01 per share.

See Accompanying Notes to Financial Statements

35

ING VALUE OPPORTUNITY FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
						Seven
	Six Months					Months
	Ended					Ended
	November 30,		Year Ended May 31,			May 31,	Year Ended October 31,
	2005		2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.15		9.68	8.47	10.15	10.11	14.34	13.09
Income (loss) from investment operations:
Net investment income (loss)	$0.01		0.02 *	(0.01)	(0.03)	(0.06)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	$0.82		0.48	1.22	(1.65)	0.10	(2.20)	2.08
Total from investment operations	$0.83		0.50	1.21	(1.68)	0.04	(2.29)	2.05
Less distributions from:
Net investment income	$—		0.03	—	—	—	—	—
Net realized gains on investments	$0.15		—	—	—	—	1.94	0.80
Total distributions	$0.15		0.03	—	—	—	1.94	0.80
Net asset value, end of period	$10.83		10.15	9.68	8.47	10.15	10.11	14.34
Total Return(2)%	8.19		5.15	14.29	(16.55)	0.40	(17.84)	16.39

Ratios and Supplemental Data:
Net assets, end of period (000s)	$753		900	1,443	528	414	388	464
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	2.10		2.10	2.06	2.10	2.10	2.10	2.10
Gross expenses prior to expense reimbursement/recoupment(3)%	2.04		1.99	2.20	2.40	2.37	2.74	2.62
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	0.00	**	0.18	(0.05)	(0.53)	(0.97)	(0.85)	(0.92)
Portfolio turnover rate	% 35		54	200	269	132	172	162

	Class I
					Seven
	Six Months				Months
	Ended				Ended
	November 30,	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.52	10.04	8.75	10.38	10.28	14.55	13.24
Income (loss) from investment operations:
Net investment income (loss)	$0.06	0.13	0.02 *	0.04	0.00 **	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	$0.85	0.49	1.31	(1.67)	0.10	(2.16)	2.21
Total from investment operations	$0.91	0.62	1.33	(1.63)	0.10	(2.21)	2.20
Less distributions from:
Net investment income	$0.12	0.14	0.04	—	—	0.02	0.04
Net realized gains on investments	$0.15	—	—	—	—	2.04	0.85
Total distributions	$0.27	0.14	0.04	—	—	2.06	0.89
Net asset value, end of period	$11.16	10.52	10.04	8.75	10.38	10.28	14.55
Total Return(2)%	8.70	6.18	15.28	(15.70)	0.97	(17.02)	17.52

Ratios and Supplemental Data:
Net assets, end of period (000s)	$278	277	351	4,692	4,725	320	3,550
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.10	1.10	1.06	1.10	1.10	1.10	1.10
Gross expenses prior to expense reimbursement/recoupment(3)%	1.04	0.99	1.20	1.40	1.37	1.74	1.62
Net investment income (loss) after expense reimbursement/recoupment(3)(4)%	1.04	1.18	0.44	0.47	(0.04)	0.15	0.08
Portfolio turnover rate	% 35	54	200	269	132	172	162

(1)   The Fund changed its fiscal year end to May 31.

(2)   Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)   Annualized for periods less than one year.

(4)   The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*    Per share data calculated using average number of shares outstanding throughout the period.

** mount represents less than $0.01 per share or 0.005%.

See Accompanying Notes to Financial Statements

36

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are seventeen separate series which comprise the ING Series Fund, Inc. The five series (each a “Fund”; collectively the “Funds”) that are in this report are: ING Balanced Fund (“Balanced”), ING Equity Income Fund (“Equity Income”), ING Growth Fund (“Growth”), ING Small Company Fund (“Small Company”) and ING Value Opportunity Fund (“Value Opportunity”).

Each Fund offers the following classes of shares: Class A, Class B, Class C and Class I. Balanced Fund also offers Class O. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

ING Investments, LLC (“ING Investments” or “Investment Manager”), an Arizona limited liability company, serves as the investment manager to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM”or “Sub-Adviser”), a Connecticut corporation, to serve as the Sub-Adviser to each fund except Equity Income. Wellington Management Company, LLP serves as the Sub-Adviser to the Equity Income Fund. ING Funds Distributor, LLC (the “Distributor”) is the principal underwriter of the Funds. The Distributor, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individuals and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.           Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Fund’s valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Directors (‘‘Board’’), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures techniques applied in any specific instance are likely to may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes

37

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.             Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.             Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)          Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)          Purchases and sales of investment securities, income and expenses — at the exchange rates prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims

38

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.            Foreign Currency Transactions and Futures Contracts. Each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.              Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Growth, Small Company and Value Opportunity pay dividends annually. Balanced and Equity Income pay dividends semi-annually. The Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.              Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.             Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.            Repurchase Agreements. Each Fund may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

39

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

I.                 Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.                Options Contracts. Each Fund may purchase put and call options and may write (sell) put options and covered call options. These Funds may engage in option transactions as a hedge against adverse movements in the value of portfolio holdings or to increase market exposure. Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Funds will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

K.            Swap Contracts. Each Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

L.              Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

M.         Delayed Delivery Transactions. The Funds may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets with the Funds’ custodian sufficient to cover the purchase price.

N.            Mortgage Dollar Roll Transactions. In connection with a Fund’s ability to purchase or sell securities on a when-issued basis, Balanced and Equity Income may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed

40

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended November 30, 2005, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Balanced	$122,054,191	$124,532,442
Equity Income	12,648,537	27,430,094
Growth	42,314,798	49,261,436
Small Company	47,976,199	66,435,036
Value Opportunity	12,201,344	16,555,779

U.S. Government securities not included above were as follows:

	Purchases	Sales
Balanced	$101,602,583	$101,169,706

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an Investment Management Agreement with ING Investments. The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For Balanced* — 0.800% on the first $500 million, 0.750% on the next $500 million, 0.700% on the next $1 billion and 0.650% in excess of $2 billion; for Equity Income, Growth and Value Opportunity — 0.700% on the first $250 million, 0.650% on the next $250 million, 0.625% on the next $250 million, 0.600% on the next $1.25 billion and 0.550% in excess of $2 billion; and for Small Company — 0.850% on the first $250 million, 0.800% on the next $250 million, 0.775% on the next $250 million, 0.750% on the next $1.25 billion and 0.725% in excess of $2 billion.

The Investment Manager entered into a Sub-Advisory Agreement with ING IM for the Balanced, Growth, Small Company and Value Opportunity Funds. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages each Fund’s assets in accordance with the Fund’s investment objectives, policies, and limitations.

*See Subsequent Event Note for fee change.

Wellington Management Company, LLP, (“Wellington”), a Massachusetts limited liability partnership, serves as Sub-Adviser to the Equity Income Fund pursuant to a Sub-Advisory Agreement effective March 1, 2004 between the Investment Manager and Wellington through December 31, 2005.

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of each Fund’s average daily net assets.

The Investment Manager has entered into a service agreement with ING Life Insurance and Annuity Company (“ILIAC”), an indirect wholly-owned subsidiary of ING Groep; under which ILIAC will provide various administrative and shareholder services to certain Class A and Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, the Investment Manager pays ILIAC a fee of up to 0.425% of the average daily net assets associated with those shares. For the six months ended November 30, 2005, ILIAC received $627,601 for its services.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares, with the exception of Class I, of the Funds pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O
Balanced	0.25%	1.00%	1.00%	0.25%
Equity Income	0.25%	1.00%	1.00%	N/A
Growth	0.25%	1.00%	1.00%	N/A
Small Company	0.25%	1.00%	1.00%	N/A
Value Opportunity	0.25%	1.00%	1.00%	N/A

41

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

Presently, the Funds’ class-specific expenses are limited to distribution fees incurred in connection with Class A, Class B, and Class C shares and service fees in connection with Class B, Class C and Class O shares. For the six months ended November 30, 2005, the Distributor retained the following amounts in sales charges:

	Class A	Class B	Class C
Initial Sales Charges:	Shares	Shares	Shares
Balanced	$3,981	N/A	N/A
Equity Income	1,519	N/A	N/A
Growth	1,716	N/A	N/A
Small Company	3,309	N/A	N/A
Value Opportunities	340	N/A	N/A

Contingent Deferred	Class A	Class B	Class C
Sales Charges:	Shares	Shares	Shares
Balanced	—	$114	$162
Equity Income	$ 1	33	33
Growth	—	100	113
Small Company	6,079	—	—
Value Opportunities	—	—	31

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

The Investment Manager may direct the Funds’ portfolio managers to use their best efforts (subject to obtaining best execution of each transaction) to allocate the Portfolio’s equity security transactions through certain designated broker-dealers. The designated broker-dealer, in turn, will reimburse a portion of the brokerage commissions to pay certain expenses of that Portfolio. Any amount credited to the Portfolio is reflected as brokerage commission recapture in the Statement of Operations.

At November 30, 2005, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued		Accrued
	Investment	Accrued	Distribution
	Management	Administrative	Services and
	Fees	Fees	Fees	Total
Balanced	$92,249	$9,225	$40,227	$141,701
Equity Income	55,234	6,313	19,651	81,198
Growth	57,773	6,603	19,126	83,502
Small Company	82,080	7,725	27,497	117,302
Value Opportunity	20,016	2,288	13,149	35,453

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At November 30, 2005, the following indirect, wholly-owned subsidiaries of ING Groep owned the following Funds:

ING Life Insurance and Annuity Company — Balanced Fund (5.70%); Equity Income (10.85%); Growth (9.84%); Small Company (14.47%); Value Opportunity (14.90%).

ING National Trust — Balanced (34.91%); Equity Income (38.76%); Growth (51.69%); Small Company (43.89%); Value Opportunity (58.39%).

Control is defined by the Investment Company Act of 1940 (“1940 Act”) as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because Balanced, Growth, Small Company and Value Opportunity have a common owner that owns over 25% of the outstanding securities of each of them, the Funds may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

On July 1, 2004, an affiliated shareholder who owned 27.3% of the Small Company Fund redeemed their shares. The shareholder received its pro-rata share of securities and cash (an “in-kind” redemption) for the majority of their interest in the Fund in lieu of an all-cash redemption. As such, the remaining shareholders did not bear the transaction costs of selling those securities.

NOTE 7 — EXPENSE LIMITATIONS

ING Investments entered into a written Expense Limitation Agreement with the Small Company and Value Opportunity Funds whereby the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I
Small Company	1.50%	2.25%	2.25%	1.25%
Value Opportunity	1.35%	2.10%	2.10%	1.10%

The Investment Manager may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

42

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 7 — EXPENSE LIMITATIONS (continued)

As of November 30, 2005, the amounts of waived or reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	November 30,
	2006	2007	2008	Total
Value Opportunity	$75,525	$23,922	—	$99,447

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the six months ended November 30, 2005:

Approximate
		Approximate	Weighted
		Average Daily	Average
		Balance	Interest Rate
	Days	For Days	For Days
Fund	Utilized	Utilized	Utilized
Equity Income	2	$2,345,000	4.29%
Small Company	4	2,782,500	4.31%

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares		Class B Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
Balanced (Number of Shares)
Shares sold	377,828	1,118,547	424,884	805,612
Dividends reinvested	446,952	144,387	150,686	18,956
Shares redeemed	(595,162)	(1,844,094)	(210,166)	(319,787)
Net increase (decrease) in shares outstanding	229,618	(581,160)	365,404	504,781

Balanced ($)
Shares sold	$4,684,603	$13,443,217	$5,248,133	$9,599,239
Dividends reinvested	5,259,519	1,734,804	1,752,322	226,064
Shares redeemed	(7,384,330)	(22,126,303)	(2,589,338)	(3,781,664)
Net increase (decrease)	$2,559,792	$(6,948,282)	$4,411,117	$6,043,639

	Class C Shares		Class I Shares		Class O Shares
	Six Months	Year	Six Months	Year	Six Months	September 15,
	Ended	Ended	Ended	Ended	Ended	2004 to(1)
	November 30,	May 31,	November 30	May 31,	November 30	May 31,
	2005	2005	2005	2005	2005	2005
Balanced (Number of Shares)
Shares sold	33,182	135,552	68,144	256,317	614,647	1,038,496
Dividends reinvested	29,981	4,561	215,838	86,863	101,741	3,578
Shares redeemed	(40,486)	(124,386)	(347,630)	(880,838)	(245,181)	(198,754)
Net increase (decrease) in shares outstanding	22,677	15,727	(63,648)	(537,658)	471,207	843,320
Balanced ($)
Shares sold	$365,472	$1,607,741	$848,792	$3,068,037	$7,622,148	$12,590,052
Dividends reinvested	349,161	54,403	2,537,163	1,041,627	1,190,877	43,159
Shares redeemed	(452,955)	(1,465,425)	(4,335,093)	(10,525,289)	(3,029,685)	(2,416,163)
Net increase (decrease)	$261,678	$196,719	$(949,138)	$(6,415,625)	$5,783,340	$10,217,048

(1) Commencement of operations.

43

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2005	2005	2005	2005
Equity Income (Number of Shares)
Shares sold	288,729	1,322,774	149,201	437,797
Dividends reinvested	48,903	120,268	3,860	5,197
Shares redeemed	(761,661)	(2,164,441)	(103,388)	(116,767)
Net increase (decrease) in shares outstanding	(424,029)	(721,399)	49,673	326,227

Equity Income ($)
Shares sold	$2,853,781	$13,019,223	$1,527,741	$4,275,511
Dividends reinvested	496,890	1,147,399	38,716	48,499
Shares redeemed	(7,734,886)	(21,204,403)	(1,060,019)	(1,119,222)
Net increase (decrease)	$(4,384,215)	$(7,037,781)	$506,438	$3,204,788

	Class C Shares		Class I Shares
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2005	2005	2005	2005
Equity Income (Number of Shares)
Shares sold	25,094	108,032	139,968	386,901
Dividends reinvested	864	1,514	40,943	120,892
Shares redeemed	(37,306)	(44,817)	(1,254,147)	(1,866,278)
Net increase (decrease) in shares outstanding	(11,348)	64,729	(1,073,236)	(1,358,485)

Equity Income ($)
Shares sold	$254,694	$1,015,862	$1,455,752	$3,815,129
Dividends reinvested	8,635	14,101	416,803	1,157,571
Shares redeemed	(371,951)	(427,821)	(13,097,334)	(18,323,868)
Net increase (decrease)	$(108,622)	$602,142	$(11,224,779)	$(13,351,168)

	Class A Shares		Class B Shares
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2005	2005	2005	2005
Growth (Number of Shares)
Shares sold	156,277	428,439	66,898	104,183
Shares redeemed	(573,113)	(1,563,587)	(62,571)	(163,894)
Net increase (decrease) in shares outstanding	(416,836)	(1,135,148)	4,327	(59,711)

Growth ($)
Shares sold	$1,954,625	$4,958,752	$841,934	$1,204,091
Shares redeemed	(7,110,471)	(17,963,186)	(767,802)	(1,847,138)
Net increase (decrease)	$(5,155,846)	$(13,004,434)	$74,132	$(643,047)

	Class C Shares		Class I Shares
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2005	2005	2005	2005
Growth (Number of Shares)
Shares sold	28,364	19,220	290,216	494,534
Shares redeemed	(17,426)	(56,964)	(349,240)	(1,117,715)
Net increase (decrease) in shares outstanding	10,938	(37,744)	(59,024)	(623,181)

Growth ($)
Shares sold	$342,617	$218,744	$3,475,472	$5,933,114
Shares redeemed	(213,980)	(640,123)	(4,216,721)	(13,404,338)
Net increase (decrease)	$128,637	$(421,379)	$(741,249)	$(7,471,224)

44

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2005	2005	2005	2005
Small Company (Number of Shares)
Shares sold	373,190	967,409	41,680	112,458
Shares redeemed	(1,253,610)	(3,539,732)	(50,546)	(109,300)
Net increase (decrease) in shares outstanding	(880,420)	(2,572,323)	(8,866)	3,158

Small Company ($)
Shares sold	$6,696,536	$15,071,836	$744,539	$1,802,350
Shares redeemed	(22,064,644)	(56,864,542)	(896,914)	(1,685,054)
Net increase (decrease)	$(15,368,108)	$(41,792,706)	$(152,375)	$117,296

	Class C Shares		Class I Shares
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2005	2005	2005	2005
Small Company (Number of Shares)
Shares sold	11,659	125,531	75,940	336,194
Shares redeemed	(21,066)	(146,241)	(518,834)	(5,123,668)
Shares redeemed in-kind	—	—	—	(3,748,390)
Net decrease in shares outstanding	(9,407)	(20,710)	(442,894)	(8,535,864)

Small Company ($)
Shares sold	$209,316	$1,940,156	$1,422,814	$5,416,235
Shares redeemed	(372,261)	(2,271,674)	(9,837,121)	(83,997,016)
Shares redeemed in-kind	—	—	—	(60,236,624)
Net decrease	$(162,945)	$(331,518)	$(8,414,307)	$(138,817,405)

	Class A Shares		Class B Shares
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2005	2005	2005	2005
Value Opportunity (Number of Shares)
Shares sold	121,677	732,047	15,434	164,568
Dividends reinvested	58,190	33,421	5,315	1,544
Shares redeemed	(728,031)	(1,562,275)	(49,468)	(126,399)
Net increase (decrease) in shares outstanding	(548,164)	(796,807)	(28,719)	39,713

Value Opportunity ($)
Shares sold	$1,322,814	$7,500,870	$162,980	$1,662,407
Dividends reinvested	645,323	351,623	57,718	15,877
Shares redeemed	(7,995,439)	(16,102,304)	(522,188)	(1,286,916)
Net increase (decrease)	$(6,027,302)	$(8,249,811)	$(301,490)	$391,368

	Class C Shares		Class I Shares
	Six Months	Year	Six Months	Year
	Ended	Ended	Ended	Ended
	November 30,	May 31,	November 30,	May 31,
	2005	2005	2005	2005
Value Opportunity (Number of Shares)
Shares sold	3,790	15,936	316	1,419
Dividends reinvested	960	380	600	431
Shares redeemed	(23,913)	(76,721)	(2,304)	(10,551)
Net decrease in shares outstanding	(19,163)	(60,405)	(1,388)	(8,701)

Value Opportunity ($)
Shares sold	$39,805	$167,467	$3,473	$15,148
Dividends reinvested	10,393	3,899	6,696	4,557
Shares redeemed	(255,216)	(790,237)	(25,129)	(111,269)
Net decrease	$(205,018)	$(618,871)	$(14,960)	$(91,564)

45

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 10 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’s Board, the following securities have been deemed to be illiquid. The Funds currently limit investment in illiquid securities to 15% of its net assets in illiquid securities. Fair value for these securities was determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors.

			Initial			Percent
		Principal	Acquisition			of Net
Fund	Security	Amount	Date	Cost	Value	Assets
ING Balanced
Fund	Alpine III, 4.882%, due 08/16/14	$23,000	10/17/05	$23,057	$23,065	0.0%
	Alpine III, 5.290%, due 08/16/14	23,000	10/17/05	23,057	23,063	0.0%
	Alpine III, 7.090%, due 08/16/14	35,000	10/17/05	35,086	35,170	0.0%
	Alpine III, 10.340%, due 08/16/14	60,000	08/17/04	60,111	61,725	0.1%
				$141,311	$143,023	0.1%

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2005, the Funds had securities on loan with the following market values:

	Value of Securities	Value of
Fund	Loaned	Collateral
Balanced	$24,413,005	$25,013,658
Equity Income	9,257,813	9,566,164
Growth	16,198,011	16,561,746
Value Opportunity	1,673,355	1,722,390

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Six Months Ended November 30, 2005		Year Ended May 31, 2005
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Balanced	$1,757,835	$9,360,423	$1,873,955	$1,294,869
Equity Income	982,502	—	2,395,120	—
Value Opportunity	252,998	467,131	381,105	—

46

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 12 — FEDERAL INCOME TAXES (continued)

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2005 were:

	Undistributed	Undistributed Long Term	Unrealized Appreciation/	Post October	Capital Loss	Expiration
	Ordinary Income	Capital Gains	Depreciation	Losses Deferred	Carryforwards	Dates
Balanced	$2,839,151	$2,410,459	$11,073,476	$—	$—
Equity Income	722,705	—	7,513,932	(401,877)	(61,414,855)	2009
					(9,092,919)	2010
					(41,817,840)	2011
					(400,176)	2013
					$(112,725,790)
Growth	220,612	—	13,018,149	—	$(95,230,709)	2009
					(10,310,428)	2010
					(30,311,320)	2011
					$(135,852,457)
Small Company	—	—	20,883,484	—	$(2,100,229)	2011
Value Opportunity	131,210	—	2,162,156	—	$(967,165)	2011

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

47

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

In addition to the arrangements discussed above, ING Investments reported to the Board that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•                  Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•                  ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•                  In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004. These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•                  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•                  ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•                  The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•                  ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•                  ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

48

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

NOTE 14 — SUBSEQUENT EVENT

On November 29, 2005, the shareholders of Value Opportunity approved the reorganization with and merger into MagnaCap. The reorganization was completed on December 2, 2005. Accordingly, Value Opportunity is no longer offering its shares.

Also on November 29, 2005, the shareholders of Equity and Bond approved the reorganization with and merger into Balanced. The reorganization was completed on December 2, 2005.

Effective December 4, 2005, the investment management fees for Balanced changed to the following annual rates based on average daily net assets:

Management Fees
0.750% on the first $500 million;
0.675% on the next $500 million;
0.650% on assets in excess of $1 billion.

49

ING BALANCED FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 62.4%
		Advertising: 0.0%
1,044	L	Catalina Marketing Corp.	$27,635
			27,635
		Aerospace/Defense: 2.3%
640	@,L	Alliant Techsystems, Inc.	48,563
13,325		Boeing Co.	908,631
161		Engineered Support Systems, Inc.	6,506
4,700		General Dynamics Corp.	537,210
428		Kaman Corp.	8,222
8,850		Lockheed Martin Corp.	536,310
496	@	Moog, Inc.	14,528
12,295		Raytheon Co.	472,374
5,800		Rockwell Collins, Inc.	265,060
455	@	Teledyne Technologies, Inc.	14,897
6,850		United Technologies Corp.	368,804
			3,181,105
		Agriculture: 1.2%
13,525		Altria Group, Inc.	984,485
18,700		Archer-Daniels-Midland Co.	441,422
2,900	L	Reynolds American, Inc.	258,158
			1,684,065
		Airlines: 0.3%
740	@,L	Alaska Air Group, Inc.	26,070
537	@,L	Mesa Air Group, Inc.	5,520
637		Skywest, Inc.	18,919
22,700		Southwest Airlines Co.	374,550
			425,059
		Apparel: 0.5%
12,200	@	Coach, Inc.	420,045
560	@	Gymboree Corp.	12,634
390		K-Swiss, Inc.	12,180
960		Polo Ralph Lauren Corp.	51,456
470	@,L	Quiksilver, Inc.	5,772
1,180	@	Timberland Co.	39,046
3,225		VF Corp.	182,696
			723,829
		Auto Manufacturers: 0.3%
53,200	L	Ford Motor Co.	432,516
634		Oshkosh Truck Corp.	28,486
			461,002
		Auto Parts and Equipment: 0.1%
5,800	@,L	Goodyear Tire & Rubber Co.	99,354
920		Modine Manufacturing Co.	30,627
			129,981
		Banks: 3.2%
43,275		Bank of America Corp.	1,985,890
415		Central Pacific Financial Corp.	15,189
5,300		Comerica, Inc.	305,651
211		East-West Bancorp, Inc.	7,984
1,250	@@	First Bancorp Puerto Rico	15,125
355		First Republic Bank	13,763
800	L	Fremont General Corp.	18,728
180		Hudson United Bancorp	7,578
444		Mercantile Bankshares Corp.	26,378
7,199		PNC Financial Services Group, Inc.	$459,080
275		South Financial Group, Inc.	8,159
12,000		U.S. Bancorp	363,360
9,825		Wachovia Corp.	524,655
11,050		Wells Fargo & Co.	694,493
1,163		Wilmington Trust Corp.	47,090
			4,493,123
		Beverages: 1.7%
27,375		Coca-Cola Co.	1,168,639
21,300		PepsiCo, Inc.	1,260,960
			2,429,599
		Biotechnology: 0.5%
8,100	@	Amgen, Inc.	655,533
1,312	@	Savient Pharmaceuticals, Inc.	4,907
			660,440
		Building Materials: 0.1%
280	@	Drew Industries, Inc.	8,434
475		Florida Rock Industries, Inc.	23,688
800		Martin Marietta Materials, Inc.	60,088
			92,210
		Chemicals: 0.7%
1,400		Chemtura Corp.	16,870
6,250		Dow Chemical Co.	282,813
6,325		E.I. du Pont de Nemours & Co.	270,394
1,240		Ferro Corp.	23,436
893	@	FMC Corp.	47,481
1,214		Lyondell Chemical Co.	30,872
5,475		PPG Industries, Inc.	332,496
			1,004,362
		Coal: 0.1%
690		Peabody Energy Corp.	54,413
			54,413
		Commercial Services: 0.9%
330		Administaff, Inc.	14,867
1,110	@,L	Alliance Data Systems Corp.	42,813
1,570	@,L	Career Education Corp.	58,561
225	@	Consolidated Graphics, Inc.	11,518
617		Corporate Executive Board Co.	53,377
130		CPI Corp.	2,288
1,315	@,L	Education Management Corp.	44,381
4,325		Equifax, Inc.	165,648
10,200		H&R Block, Inc.	249,287
460		Manpower, Inc.	21,367
9,000		McKesson Corp.	452,699
428	@	Pharmaceutical Product Development, Inc.	24,948
185	L	Pre-Paid Legal Services, Inc.	7,872
1,169	@	Sotheby’s Holdings, Inc.	22,246
1,150	@	Spherion Corp.	11,270
190	@	Vertrue, Inc.	6,865
			1,190,007
		Computers: 3.6%
13,200	@	Apple Computer, Inc.	895,224
115	@,L	CACI Intl., Inc.	6,366
3,377	@,L	Cadence Design Systems, Inc.	57,882

See Accompanying Notes to Financial Statements

50

ING BALANCED FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Computers (continued)
675	@	Cognizant Technology Solutions Corp.	$32,798
34,225	@	Dell, Inc.	1,032,226
890	@,L	DST Systems, Inc.	52,928
47,700	@	EMC Corp.	664,461
39,250		Hewlett-Packard Co.	1,164,547
720		Imation Corp.	31,651
10,425		International Business Machines Corp.	926,783
135	@,L	Kronos, Inc.	6,390
411	@	Micros Systems, Inc.	19,855
310		MTS Systems Corp.	10,934
460	@	Radiant Systems, Inc.	5,994
860	@,L	Sandisk Corp.	43,912
2,170	@,L	Synopsys, Inc.	42,358
320		Talx Corp.	13,200
3,290	@,L	Western Digital Corp.	49,087
			5,056,596
		Cosmetics/Personal Care: 1.3%
11,200		Colgate-Palmolive Co.	610,624
22,075	L	Procter & Gamble Co.	1,262,469
			1,873,093
		Distribution/Wholesale: 0.2%
177	L	Building Material Holding Corp.	14,572
5,700		Genuine Parts Co.	252,567
215		SCP Pool Corp.	8,370
370	@,L	United Stationers, Inc.	18,130
			293,639
		Diversified Financial Services: 5.2%
8,175		American Express Co.	420,359
2,244	@,L	AmeriCredit Corp.	55,651
28,500		Charles Schwab Corp.	434,625
34,000		Citigroup, Inc.	1,651,040
6,125		Fannie Mae	294,306
7,000		Goldman Sachs Group, Inc.	902,720
1,190	L	IndyMac Bancorp, Inc.	45,553
497	@	Investment Technology Group, Inc.	19,328
23,000	L	J.P. Morgan Chase & Co.	879,750
602		Legg Mason, Inc.	73,835
5,300		Lehman Brothers Holdings, Inc.	667,800
14,125		Merrill Lynch & Co., Inc.	938,183
16,650		Morgan Stanley	932,900
300	@,L	Portfolio Recovery Associates, Inc.	11,496
350	@	World Acceptance Corp.	9,639
			7,337,185
		Electric: 1.3%
2,418		Alliant Energy Corp.	68,550
2,500		Dominion Resources, Inc.	189,875
6,100	L	Duke Energy Corp.	163,846
11,200	L	Edison Intl.	505,344
780		SCANA Corp.	30,904
5,600		Southern Co.	194,376
6,400		TXU Corp.	656,832
800		Wisconsin Energy Corp.	30,360
			1,840,087
		Electrical Components and Equipment: 0.5%
1,160		Ametek, Inc.	$49,428
8,522		Emerson Electric Co.	644,348
			693,776
		Electronics: 0.6%
13,200	@	Agilent Technologies, Inc.	470,712
1,591	@	Arrow Electronics, Inc.	49,321
2,070	@	Avnet, Inc.	46,575
455	@	Coherent, Inc.	14,373
450	@	Cymer, Inc.	17,199
285	@,L	Flir Systems, Inc.	7,045
325	@	Itron, Inc.	15,194
16,700	@	Sanmina-SCI Corp.	69,138
31,288	@,L	Solectron Corp.	112,324
225	@	Trimble Navigation Ltd.	7,331
779	@,L	Varian, Inc.	32,687
			841,899
		Energy-Alternate Sources: 0.0%
500	@,L	Headwaters, Inc.	17,815
			17,815
		Engineering and Construction: 0.0%
220	@	EMCOR Group, Inc.	15,565
300	@	Shaw Group, Inc.	8,667
160	@,L	URS Corp.	6,739
			30,971
		Entertainment: 0.0%
610		GTECH Holdings Corp.	18,666
			18,666
		Environmental Control: 0.0%
675		Republic Services, Inc.	24,199
100	@	Tetra Tech, Inc.	1,560
			25,759
		Food: 0.6%
245		Corn Products Intl., Inc.	5,451
810	@,L	Dean Foods Co.	30,934
550		Flowers Foods, Inc.	14,256
9,625		General Mills, Inc.	457,476
1,375		Hormel Foods Corp.	45,100
211		Nash Finch Co.	5,670
440	@	Performance Food Group Co.	12,496
326	@	Ralcorp Holdings, Inc.	13,591
4,307		SUPERVALU, Inc.	140,925
380	L	Whole Foods Market, Inc.	55,966
			781,865
		Forest Products and Paper: 0.1%
2,814		Louisiana-Pacific Corp.	75,893
580		Rock-Tenn Co.	7,749
			83,642
		Gas: 0.4%
950		Atmos Energy Corp.	25,242
300		Energen Corp.	11,010
1,500	L	Nicor, Inc.	60,150
9,162		Sempra Energy	402,670
370	@	Southern Union Co.	8,732
1,200		UGI Corp.	26,400

See Accompanying Notes to Financial Statements

51

ING BALANCED FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Gas (continued)
1,460		WGL Holdings, Inc.	$44,413
			578,617
		Healthcare-Products: 1.3%
960		Beckman Coulter, Inc.	53,462
170		Cooper Cos., Inc.	9,316
1,077		Dentsply Intl., Inc.	59,914
330	@	Haemonetics Corp.	16,873
268	@	Hologic, Inc.	19,047
128	@	Idexx Laboratories, Inc.	9,158
640	@	Immucor, Inc.	15,853
19,500		Johnson & Johnson	1,204,125
7,700		Medtronic, Inc.	427,889
270	@	Resmed, Inc.	11,016
662	@	Respironics, Inc.	25,606
690	@	Varian Medical Systems, Inc.	35,066
118		Vital Signs, Inc.	5,632
			1,892,957
		Healthcare-Services: 2.4%
6,250		Aetna, Inc.	578,063
1,390	@	Community Health Systems, Inc.	55,725
5,300	@,L	Coventry Health Care, Inc.	315,721
1,420	@	Health Net, Inc.	72,463
5,425	@	Humana, Inc.	248,628
1,380	@,L	Lincare Holdings, Inc.	59,243
663	@,L	Odyssey Healthcare, Inc.	12,279
990	@	Pacificare Health Systems, Inc.	85,180
250	@,L	Pediatrix Medical Group, Inc.	21,140
270	@,L	Sierra Health Services, Inc.	21,119
18,050		UnitedHealth Group, Inc.	1,080,472
10,500	@	WellPoint, Inc.	806,715
			3,356,748
		Home Builders: 0.1%
125	L	MDC Holdings, Inc.	8,516
90	@,L	Meritage Homes Corp.	5,982
45	@,L	NVR, Inc.	30,926
240		Standard-Pacific Corp.	9,046
630	@,L	Toll Brothers, Inc.	21,672
			76,142
		Home Furnishings: 0.0%
350		Harman Intl. Industries, Inc.	34,125
			34,125
		Household Products/Wares: 0.0%
1,420	L	American Greetings Corp.	37,204
270		CNS Inc.	6,210
			43,414
		Housewares: 0.0%
470		Toro Co.	18,889
			18,889
		Insurance: 3.6%
995		American Financial Group, Inc.	36,964
16,950		American Intl. Group, Inc.	1,138,022
730	L	AmerUs Group Co.	42,873
4,950		Chubb Corp.	479,358
335	@@	Everest Re Group Ltd.	35,215
2,091		Fidelity National Financial, Inc.	79,082
1,340		First American Corp.	63,047
1,163		Horace Mann Educators Corp.	22,027
245		Landamerica Financial Group, Inc.	$15,864

5,700	L	Lincoln National Corp.	296,286
4,402		Loews Corp.	425,145
14,200		MetLife, Inc.	730,448
991		Old Republic Intl. Corp.	26,371
75	@	Philadelphia Consolidated Holding Co.	7,268
8,420		Principal Financial Group	426,641
1,152		Protective Life Corp.	50,895
9,514		Prudential Financial, Inc.	736,384
1,150		Radian Group, Inc.	65,044
4,111		Safeco Corp.	231,244
340		Selective Insurance Group, Inc.	19,030
264		Stewart Information Services Corp.	13,348
435		UICI	15,495
1,510		WR Berkley Corp.	70,396
397		Zenith National Insurance Corp.	18,818
			5,045,265
		Internet: 0.6%
9,100	@	Amazon.com, Inc.	440,986
430	@	Checkfree Corp.	20,146
6,900	@,L	eBay, Inc.	309,189
563	@,L	Internet Security Systems, Inc.	12,870
1,047	@	Macromedia, Inc.	46,968
2,010	@,L	McAfee, Inc.	55,898
700	@,L	Secure Computing Corp.	9,618
100	@,L	Websense, Inc.	6,495
			902,170
		Iron/Steel: 0.3%
80	L	Cleveland-Cliffs, Inc.	7,623
5,000	L	Nucor Corp.	335,400
			343,023
		Leisure Time: 0.1%
610	@,L	Bally Total Fitness Holding Corp.	4,276
3,200	L	Carnival Corp.	174,369
479	@,L	Multimedia Games, Inc.	4,876
160	L	Polaris Industries, Inc.	7,910
			191,431
		Machinery-Construction and Mining: 0.0%
500		JLG Industries, Inc.	22,750
430		Joy Global, Inc.	22,743
			45,493
		Machinery-Diversified: 0.1%
405		Applied Industrial Technologies, Inc.	12,940
210		Briggs & Stratton Corp.	7,600
200		Cognex Corp.	6,188
192		IDEX Corp.	8,475
800		Nordson, Corp.	31,856
			67,059
		Media: 1.4%
14,550	@,L	Comcast Corp.	384,120
9,800		McGraw-Hill Cos., Inc.	519,890
16,200		News Corp.	239,922
29,250	@	Time Warner, Inc.	525,915

See Accompanying Notes to Financial Statements

52

ING BALANCED FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Media (continued)
10,200		Viacom, Inc.	$340,680
25		Washington Post Co.	18,425
			2,028,952
		Metal Fabricate/Hardware: 0.1%
180	L	AM Castle & Co.	3,717
630		Commercial Metals Co.	22,113
430		Kaydon Corp.	13,915
1,590		Precision Castparts Corp.	81,074
299		Quanex Corp.	18,493
			139,312
		Mining: 0.6%
5,700	@	Freeport-McMoRan Copper & Gold, Inc.	297,027
2,900		Newmont Mining Corp.	133,748
3,000	L	Phelps Dodge Corp.	407,010
			837,785
		Miscellaneous Manufacturing: 2.5%
11,900		3M Co.	933,912
560		Acuity Brands, Inc.	17,410
367		AptarGroup, Inc.	20,130
1,330		Donaldson Co., Inc.	44,475
390	@	EnPro Industries, Inc.	11,252
69,850		General Electric Co.	2,495,042
320		Roper Industries, Inc.	12,608
706		Teleflex, Inc.	46,716
			3,581,545
		Office Furnishings: 0.1%
1,309		Herman Miller, Inc.	40,042
949		HNI Corp.	47,830
			87,872
		Oil and Gas: 6.3%
7,225		Burlington Resources, Inc.	522,006
24,562		ChevronTexaco Corp.	1,407,648
725	@	Cimarex Energy Co.	28,210
17,250		ConocoPhillips	1,043,798
9,000		Devon Energy Corp.	541,800
600		ENSCO Intl., Inc.	28,416
5,700		EOG Resources, Inc.	408,975
53,125		Exxon Mobil Corp.	3,082,844
600	L	Frontier Oil Corp.	22,608
870		Helmerich & Payne, Inc.	50,477
2,060		Noble Energy, Inc.	76,982
7,500		Occidental Petroleum Corp.	594,750
310	@,L	Petroleum Development Corp.	10,463
980	L	Pogo Producing Co.	48,020
2,150	@	Pride Intl., Inc.	64,049
620	@	Southwestern Energy Co.	21,123
583	L	St. Mary Land & Exploration Co.	20,766
350	@,L	Stone Energy Corp.	15,540
4,050	L	Sunoco, Inc.	312,660
360	@,L	Swift Energy Co.	16,628
5,750		Valero Energy Corp.	553,150
1,740		Vintage Petroleum, Inc.	91,141
			8,962,054
		Oil and Gas Services: 0.3%
790	@	Cooper Cameron Corp.	62,908
3,500		Schlumberger Ltd.	335,055
1,030		Tidewater, Inc.	$46,556
480	@,L	Veritas DGC, Inc.	15,696
			460,215
		Pharmaceuticals: 2.9%
9,800		Abbott Laboratories	369,558
570		Alpharma, Inc.	15,059
3,400		AmerisourceBergen Corp.	273,190
1,320	@	Barr Pharmaceuticals, Inc.	75,702
9,300		Cardinal Health, Inc.	594,735
4,700	@	Express Scripts, Inc.	396,962
5,300	@	Hospira, Inc.	233,995
1,140	@	IVAX Corp.	34,154
7,800	@	King Pharmaceuticals, Inc.	122,694
32,100		Merck & Co., Inc.	943,740
570		Omnicare, Inc.	32,462
47,475		Pfizer, Inc.	1,006,470
160	@,L	USANA Health Sciences, Inc.	6,317
			4,105,038
		Pipelines: 0.1%
830	L	Equitable Resources, Inc.	31,034
1,310		Questar Corp.	97,673
			128,707
		Real Estate Investment Trusts: 0.0%
180	L	Colonial Properties Trust	7,907
590	L	Developers Diversified Realty Corp.	26,727
90	L	Essex Property Trust, Inc.	8,253
215	L	New Century Financial Corp.	7,777
			50,664
		Retail: 4.2%
455		Abercrombie & Fitch Co.	27,901
570	@	Advance Auto Parts, Inc.	24,134
2,180		American Eagle Outfitters, Inc.	49,617
1,060		Barnes & Noble, Inc.	42,760
10,275	L	Best Buy Co., Inc.	495,666
280		Burlington Coat Factory Warehouse Corp.	11,099
568	L	Casey’s General Stores, Inc.	13,075
527		Cato Corp.	11,383
440	@	CEC Entertainment, Inc.	15,752
2,000	@,L	Chico’s FAS, Inc.	88,220
297	@,L	Childrens Place Retail Stores, Inc.	14,731
1,695		Claire’s Stores, Inc.	48,358
4,350		Darden Restaurants, Inc.	155,643
330	@,L	Genesco, Inc.	13,085
100	@,L	Guitar Center, Inc.	5,274
511	@,L	Hibbett Sporting Goods, Inc.	15,310
13,850		Home Depot, Inc.	578,653
7,625		J.C. Penney Co., Inc. Holding Co.	400,084
100	@,L	Jack in The Box, Inc.	3,360
300		Landry’s Restaurants, Inc.	8,115
290		Longs Drug Stores Corp.	12,363
5,050	L	Lowe’s Cos., Inc.	340,774
22,600		McDonald’s Corp.	765,010
200	@,L	Men’s Wearhouse, Inc.	5,860
710		Michaels Stores, Inc.	26,554
6,900		Nordstrom, Inc.	254,472
1,760	@	O’Reilly Automotive, Inc.	53,574

See Accompanying Notes to Financial Statements

53

ING BALANCED FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Retail (continued)
1,440	@	Pacific Sunwear of California, Inc.	$38,102
310	@,L	Panera Bread Co.	21,080
207	@,L	Papa John’s Intl., Inc.	11,273
1,630	@,L	Payless Shoesource, Inc.	37,246
577	@,L	Select Comfort Corp.	13,831
455	@,L	Shopko Stores, Inc.	13,049
531		Sonic Automotive, Inc.	11,045
235	@,L	Sonic Corp.	6,954
19,400		Staples, Inc.	448,140
5,000	@	Starbucks Corp.	152,250
5,725		Target Corp.	306,345
455	@	Too, Inc.	14,392
130	@,L	Tractor Supply Co.	7,002
16,375		Wal-Mart Stores, Inc.	795,169
3,800		Wendy’s Intl., Inc.	192,964
610	@,L	Williams-Sonoma, Inc.	26,468
8,100	L	Yum! Brands, Inc.	395,199
200	@,L	Zale Corp.	5,580
			5,976,916
		Savings and Loans: 0.0%
260		Downey Financial Corp.	16,822
245	@,L	FirstFed Financial Corp.	12,823
450	@,L	Franklin Bank Corp.	8,325
			37,970
		Semiconductors: 2.3%
460	@	DSP Group, Inc.	11,960
67,800		Intel Corp.	1,808,903
1,610	@,L	Lam Research Corp.	60,439
1,560	@	Micrel, Inc.	18,845
2,260		Microchip Technology, Inc.	75,394
260	@,L	Microsemi Corp.	7,215
11,300		National Semiconductor Corp.	292,444
880	@,L	Silicon Laboratories, Inc.	34,188
223	@	Supertex, Inc.	9,420
26,050		Texas Instruments, Inc.	846,104
3,690	@	Triquint Semiconductor, Inc.	16,605
155	@	Varian Semiconductor Equipment Associates, Inc.	6,823
			3,188,340
		Software: 2.6%
1,293	@	Activision, Inc.	17,210
420	@,L	Advent Software, Inc.	12,029
405	@,L	Ansys, Inc.	17,018
7,400	@	Autodesk, Inc.	308,728
12,300		Automatic Data Processing, Inc.	578,100
7,100	@	BMC Software, Inc.	145,479
120	@,L	Cerner Corp.	11,568
5,500	@,L	Citrix Systems, Inc.	149,270
12,650	@	Compuware Corp.	116,760
946	@	Dun & Bradstreet Corp.	61,490
670	@	eFunds Corp.	13,795
557	@,L	Filenet Corp.	15,006
580		Global Payments, Inc.	25,392
420	@	Hyperion Solutions Corp.	22,239
6,000	@	Intuit, Inc.	321,420
550	@	JDA Software Group, Inc.	8,250
60,575		Microsoft Corp.	1,678,549
404	@	MRO Software, Inc.	6,157
11,400	@,L	Novell, Inc.	88,692
8,800	@	Parametric Technology Corp.	$51,480
532	@	Serena Software, Inc.	12,470
331	@	SPSS, Inc.	9,559
1,610	@,L	Sybase, Inc.	36,145
910	@,L	Transaction Systems Architects, Inc.	26,481
			3,733,287
		Telecommunications: 3.5%
23,100	L	AT&T Corp.	575,421
343	@,L	Audiovox Corp.	4,751
12,800		Bellsouth Corp.	348,928
79,975	@	Cisco Systems, Inc.	1,402,761
495		Commonwealth Telephone Enterprises, Inc.	17,157
301	@	Comtech Telecommunications Corp.	13,124
620	@	Ditech Communications Corp.	5,437
1,493		Harris Corp.	66,558
38,050		Motorola, Inc.	916,624
10,200		QUALCOMM, Inc.	463,794
20,500		Sprint Corp.	513,320
760		Telephone & Data Systems, Inc.	27,778
20,003		Verizon Communications, Inc.	639,696
			4,995,349
		Toys/Games/Hobbies: 0.1%
5,394	L	Hasbro, Inc.	110,146
480	@,L	JAKKS Pacific, Inc.	9,782
277	@	Lenox Group, Inc.	3,424
			123,352
		Transportation: 1.2%
8,600		Burlington Northern Santa Fe Corp.	569,147
880		C.H. Robinson Worldwide, Inc.	35,596
860		CNF, Inc.	49,020
320	@	HUB Group, Inc.	12,976
567		Landstar System, Inc.	24,404
10,823		Norfolk Southern Corp.	478,810
675		Overseas Shipholding Group, Inc.	34,398
6,900		United Parcel Service, Inc.	537,510
			1,741,861
		Trucking and Leasing: 0.0%
1,037		GATX Corp.	39,033
			39,033
		Total Common Stock (Cost $77,114,510)	88,265,408

PREFERRED STOCK: 0.6%
		Banks: 0.1%
20	#,C	DG Funding Trust	215,688
			215,688
		Diversified Financial Services: 0.1%
6,000	@	Merrill Lynch & Co., Inc.	150,300
2,050	@, C	National Rural Utilities Cooperative Finance Corp.	45,941
			196,241

See Accompanying Notes to Financial Statements

54

ING BALANCED FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Insurance: 0.3%
8,364	@,@@,C	Aegon NV	$206,669
6,400	@,C	Metlife, Inc.	161,151
			367,820
		Telecommunications: 0.1%
66	@,@@,#,C	Centaur Funding Corp.	84,356
			84,356
		Total Preferred Stock (Cost $874,032)	864,105

WARRANTS: 0.0%
		Distribution/Wholesale: 0.0%
193	@	Timco Aviation Services	—
		Total Warrants (Cost $—)	—

Principal Amount			Value

CORPORATE BONDS/NOTES: 6.6%
		Airlines: 0.0%
$27,695		United AirLines, Inc., 6.602%, due 03/01/15	27,424
			27,424
		Banks: 1.5%
100,000	@@,C	Australia & New Zealand Banking Group Ltd., 4.588%, due 10/29/49	85,464
91,000	@@	Banco Santander Chile SA, 7.375%, due 07/18/12	100,895
89,000	@@,#	Banco Santander Chile/ Pre-merger with Banco Santiago SA, 4.148%, due 12/09/09	88,811
60,000	@@,C	Bank of Ireland, 4.188%, due 12/29/49	51,926
60,000	@@,C	Bank of Nova Scotia, 4.250%, due 08/31/85	50,604
30,000	@@,C	Bank of Scotland, 3.750%, due 11/30/49	25,950
11,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	11,706
49,000	@@,C	Barclays Bank PLC, 6.278%, due 12/15/49	48,075
88,000	@@,#,C	Chuo Mitsui Trust & Banking Co. Ltd., 5.506%, due 04/15/49	84,781
45,000	@@,#,C	Danske Bank A/S, 5.914%, due 12/29/49	46,847
70,000	@@,C	Den Norske Bank ASA, 4.186%, due 08/29/49	58,975
86,000	#,C	Dresdner Funding Trust I, 8.151%, due 06/30/31	103,005
38,000	#,C	First Chicago NBD Institutional Capital A, 7.950%, due 12/01/26	40,296
60,000	@@,#	First Citizens St. Lucia Ltd., 5.460%, due 02/01/12	59,332
171,000	@@,#,C	HBOS PLC, 5.375%, due 11/29/49	169,829
140,000	@@,C	HSBC Bank PLC, 3.788%, due 06/29/49	117,600
$76,000	C	Huntington Capital Trust I, 4.943%, due 02/01/27	$72,289
80,000	@@,C	Lloyds TSB Bank PLC, 4.160%, due 08/29/49	69,423
78,000	#,C	M & T Bank Corp., 3.850%, due 04/01/13	76,067
52,000	C	Mellon Capital I, 7.720%, due 12/01/26	55,203
55,000	@@,C	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	59,380
60,000	@@	National Australia Bank Ltd., 4.525%, due 10/29/49	51,095
66,000		PNC Funding Corp., 4.500%, due 03/10/10	64,606
40,000	#,C	Rabobank Capital Funding Trust, 5.254%, due 12/29/49	38,875
170,000	@@,C	Royal Bank of Scotland Group PLC, 3.813%, due 12/29/49	147,696
60,000	@@,C	Societe Generale, 4.656%, due 11/29/49	51,358
60,000	@@	Standard Chartered PLC, 4.750%, due 07/29/49	48,300
130,000	@@	Standard Chartered PLC, 4.875%, due 11/29/49	104,975
80,000	@@,C	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	84,602
12,000		Wachovia Corp., 5.500%, due 08/01/35	11,419
60,000	@@,C	Westpac Banking Corp., 4.369%, due 09/30/49	50,304
			2,129,688
		Beverages: 0.1%
89,000	@@	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	105,020
			105,020
		Chemicals: 0.2%
21,000	@@,#	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	21,149
20,000		Stauffer Chemical, 5.330%, due 04/15/10	15,938
50,000		Stauffer Chemical, 7.770%, due 04/15/17	26,366
146,000		Union Carbide Corp., 7.750%, due 10/01/96	153,560
			217,013
		Commercial Services: 0.1%
100,000	C	Tulane University of Louisiana, 5.168%, due 11/15/12	100,000
			100,000
		Diversified Financial Services: 2.1%
23,000	@@,#,I	Alpine III, 4.882%, due 08/16/14	23,065
23,000	@@,#,I	Alpine III, 5.290%, due 08/16/14	23,063
35,000	@@,#,I	Alpine III, 7.090%, due 08/16/14	35,170
60,000	@@,#,I	Alpine III, 10.340%, due 08/16/14	61,725
27,322	@@,#,C	Arcel Finance Ltd., 5.984%, due 02/01/09	27,658
47,000	@@,#	Arcel Finance Ltd., 6.361%, due 05/01/12	46,244

See Accompanying Notes to Financial Statements

55

ING BALANCED FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$48,909	@@,#	Arcel Finance Ltd., 7.048%, due 09/01/11	$50,601
100,000	#,C	Army Hawaii Family Housing Trust Certificates, 5.524%, due 06/15/50	100,629
100,000	#,C	Army Hawaii Family Housing Trust Certificates, 5.624%, due 06/15/50	100,774
106,180	#	Astoria Depositor Corp., 7.902%, due 05/01/21	108,621
176,000	#	Astoria Depositor Corp., 8.144%, due 05/01/21	181,362
176,592	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	177,916
125,000	@@,#,C	BTM Curacao Holdings NV, 4.760%, due 07/21/15	122,350
77,000	C	Citigroup Capital II, 7.750%, due 12/01/36	81,158
124,000	#,C	Corestates Capital Trust I, 8.000%, due 12/15/26	131,736
65,000	@@,C	Financiere CSFB NV, 4.188%, due 03/29/49	52,650
75,000		Fund American Cos., Inc., 5.875%, due 05/15/13	75,261
268,000		General Motors Acceptance Corp., 7.000%, due 02/01/12	241,645
144,000		General Motors Acceptance Corp., 6.875%, due 09/15/11	130,258
69,000	L	Goldman Sachs Group, Inc., 4.070%, due 03/02/10	69,086
77,000	#,C	HVB Funding Trust III, 9.000%, due 10/22/31	102,302
37,000	L	International Lease Finance Corp., 5.000%, due 04/15/10	36,687
62,000	C,L	JPM Capital Trust I, 7.540%, due 01/15/27	65,593
69,000	C	JPM Capital Trust II, 7.950%, due 02/01/27	73,672
147,000	#,C	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	145,379
60,000	@@,C	Paribas, 4.045%, due 12/31/49	51,708
48,000	@@,#,C	Petroleum Export Ltd., 4.623%, due 06/15/10	47,558
72,000	@@,#,C	Petroleum Export Ltd., 5.265%, due 06/15/11	71,266
147,123	@@,#,C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	146,622
149,000	#	Piper Jaffray Equipment Trust Securities, 7.000%, due 09/10/13	139,315
31,000	C	Residential Capital Corp., 6.375%, due 06/30/10	31,278
31,000	C	Residential Capital Corp., 6.875%, due 06/30/15	32,503
500,000	#	Toll Road Investors Partnership II LP, 18.250%, due 02/15/45	60,540
64,000	#,C	Twin Reefs Pass-Through Trust, 5.100%, due 12/10/49	63,868
83,000	@@,C	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	90,015
			2,999,278
		Electric: 0.8%
$113,904	C	CE Generation LLC, 7.416%, due 12/15/18	$121,135
105,000	C	Consumers Energy Co., 4.250%, due 04/15/08	102,723
144,000	@@,L	Empresa Nacional de Electricidad SA/Chile, 8.625%, due 08/01/15	167,493
97,000	C	Entergy Gulf States, Inc., 5.120%, due 08/01/10	94,365
84,000	C	Enterprise Capital Trust II, 5.240%, due 06/30/28	83,340
71,000	C	FirstEnergy Corp., 6.450%, due 11/15/11	74,734
123,000	C	FirstEnergy Corp., 7.375%, due 11/15/31	141,926
69,198	#,C	Juniper Generation LLC, 6.790%, due 12/31/14	67,374
61,000	@@	Korea Electric Power Corp., 0.610%, due 04/01/96	35,304
79,000	C	NorthWestern Corp., 5.875%, due 11/01/14	78,996
67,000	C	Potomac Edison Co., 5.000%, due 11/01/06	66,999
40,000	#	Power Contract Financing LLC, 6.256%, due 02/01/10	40,632
18,793		PPL Montana LLC, 8.903%, due 07/02/20	21,624
21,000	C	Sierra Pacific Power Co., 6.250%, due 04/15/12	21,368
27,253	#	Tenaska Virginia Partners LP, 6.119%, due 03/30/24	28,173
			1,146,186
		Food: 0.2%
24,000	C	Delhaize America, Inc., 8.050%, due 04/15/27	24,356
31,000	C	Delhaize America, Inc., 8.125%, due 04/15/11	33,658
147,000	C	Sara Lee Corp., 6.125%, due 11/01/32	136,960
111,000	C	Tyson Foods, Inc., 7.250%, due 10/01/06	113,008
			307,982
		Forest Products and Paper: 0.0%
58,000	C	Georgia-Pacific Corp., 7.250%, due 06/01/28	51,620
			51,620
		Gas: 0.1%
115,000	#,C	Williams Gas Pipelines Central, Inc., 7.375%, due 11/15/06	117,950
			117,950
		Home Builders: 0.0%
5,000	C	Technical Olympic USA, Inc., 9.000%, due 07/01/10	5,013
			5,013

See Accompanying Notes to Financial Statements

56

ING BALANCED FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Insurance: 0.2%
$99,000	L	AON Corp., 8.205%, due 01/01/27	$113,996
51,000		Prudential Financial, Inc., 4.104%, due 11/15/06	50,648
110,000	#,C	Zurich Capital Trust I, 8.376%, due 06/01/37	118,896
			283,540
		Media: 0.1%
62,000	C	Comcast Corp., 5.650%, due 06/15/35	56,266
55,000	C	COX Communications, Inc., 6.850%, due 01/15/18	57,602
			113,868
		Mining: 0.1%
69,000	@@	Vale Overseas Ltd., 8.250%, due 01/17/34	76,418
			76,418
		Multi-National: 0.0%
53,000	@@	Corp Andina de Fomento, 5.125%, due 05/05/15	51,902
			51,902
		Oil and Gas: 0.4%
55,000	C	Amerada Hess Corp., 6.650%, due 08/15/11	59,100
54,000	@@,#,L	Empresa Nacional de Petroleo, 4.875%, due 03/15/14	51,368
45,000	@@,#	Empresa Nacional de Petroleo, 6.750%, due 11/15/12	48,268
61,000	@@,C	Husky Oil Co., 8.900%, due 08/15/28	65,776
109,000	#,C	Pemex Project Funding Master Trust, 5.170%, due 06/15/10	113,034
28,000	#,C	Pemex Project Funding Master Trust, 5.750%, due 12/15/15	27,545
89,000	@@,#,C	Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.298%, due 09/30/20	87,699
76,000	@@,#	Tengizchevroil Finance Co. SARL, 6.124%, due 11/15/14	77,330
			530,120
		Pharmaceuticals: 0.1%
83,000	#,C	AmerisourceBergen Corp., 5.625%, due 09/15/12	83,208
26,000	#,C	AmerisourceBergen Corp., 5.875%, due 09/15/15	26,260
			109,468
		Real Estate: 0.1%
75,000	C	EOP Operating LP, 7.750%, due 11/15/07	78,734
14,000	C	Liberty Property LP, 6.375%, due 08/15/12	14,679
71,000	C	Liberty Property LP, 7.750%, due 04/15/09	76,718
			170,131
		Real Estate Investment Trusts: 0.1%
$99,000	C	Simon Property Group LP, 6.375%, due 11/15/07	$101,341
63,000	C	Simon Property Group LP, 4.875%, due 03/18/10	61,974
			163,315
		Retail: 0.1%
84,000	C	May Department Stores Co., 3.950%, due 07/15/07	82,561
			82,561
		Savings and Loans: 0.0%
56,000	C	Great Western Financial, 8.206%, due 02/01/27	59,922
			59,922
		Telecommunications: 0.3%
59,000	C	AT&T Corp., 9.750%, due 11/15/31	72,865
69,000	C	BellSouth Corp., 4.200%, due 09/15/09	66,999
52,000	@@,+	Deutsche Telekom International Finance BV, 8.500%, due 06/15/10	57,941
22,000	C	New Cingular Wireless Services, Inc., 8.125%, due 05/01/12	25,359
37,000	C,+	Sprint Capital Corp., 4.780%, due 08/17/06	36,971
54,000	@@,C,L	Telefonos de Mexico SA de CV, 4.750%, due 01/27/10	53,214
91,000	C	Verizon Global Funding Corp., 5.850%, due 09/15/35	86,485
			399,834
		Transportation: 0.0%
55,000	@@,#	MISC Capital Ltd., 5.000%, due 07/01/09	54,774
			54,774
		Total Corporate Bonds/Notes (Cost $9,357,735)	9,303,027

U.S. GOVERNMENT AGENCY OBLIGATIONS: 11.7%

		Federal Home Loan Bank: 0.5%
490,000	L	3.250%, due 12/17/07	476,418
240,000		4.125%, due 10/19/07	237,604
			714,022
		Federal Home Loan Mortgage Corporation: 3.2%
241,000		3.875%, due 06/15/08	236,317
240,000	L	4.000%, due 08/17/07	237,374
157,143	C	4.500%, due 12/15/16	154,865
93,000		4.500%, due 12/15/18	89,854
271,000	C	4.500%, due 02/15/20	254,737
17,000		4.500%, due 12/15/35	15,884
478,000		4.625%, due 12/19/08	476,920
272,235	C	5.000%, due 08/15/16	269,171
61,000	C	5.000%, due 05/15/20	59,776
330,639	C	5.000%, due 08/15/21	328,246
281,000	C	5.000%, due 04/15/23	267,835
57,098		5.038%, due 04/01/35	55,993

See Accompanying Notes to Financial Statements

57

ING BALANCED FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Federal Home Loan Mortgage Corporation (continued)
$188,609		5.223%, due 06/01/35	$185,913
158,186	C	5.500%, due 11/15/18	159,551
554,000		5.500%, due 12/15/18	556,240
82,000		5.500%, due 12/15/33	80,768
183,000		5.875%, due 03/21/11	190,477
29,000		6.000%, due 11/15/20	29,616
204,000	C	6.000%, due 01/15/29	207,240
259,640	C	6.000%, due 01/15/29	263,068
348,205	C	6.000%, due 01/15/29	355,697
6,948		6.500%, due 11/01/28	7,140
			4,482,682
		Federal National Mortgage Association: 7.8%
483,000		3.875%, due 07/15/08	473,664
81,194	C	4.178%, due 04/25/35	81,304
144,000	L	4.250%, due 09/15/07	142,963
156,918		4.639%, due 08/01/35	154,115
224,000	C	4.750%, due 12/25/42	223,057
202,272		4.821%, due 08/01/35	199,530
574,000		5.000%, due 12/01/17	565,569
3,860,000		5.000%, due 12/15/35	3,708,957
235,000		5.250%, due 08/01/12	237,152
50,395		5.309%, due 08/01/35	49,817
557,070		5.500%, due 12/15/19	559,336
177,246		5.500%, due 11/01/32	175,120
467,781	L	5.500%, due 11/01/33	461,995
332,302		5.500%, due 11/01/33	328,316
619,000		5.500%, due 12/01/33	609,715
57,965		5.107%, due 07/01/35	57,098
8,771		6.000%, due 08/01/16	8,965
314,653		6.000%, due 07/25/29	320,079
133,452		6.000%, due 07/25/29	135,785
222,131		6.000%, due 04/25/31	227,151
869,000		6.000%, due 12/15/34	873,028
173,547		6.500%, due 04/01/30	178,385
828,000		6.500%, due 12/15/35	847,747
215,000		6.625%, due 11/15/10	232,199
133,005		7.000%, due 06/01/31	139,158
7,718		7.000%, due 08/01/35	8,060
9,757		7.500%, due 10/01/30	10,253
88,116	C	7.500%, due 01/25/48	91,613
			11,100,131
		Government National Mortgage Association: 0.2%
12,538		4.375%, due 04/20/28	12,625
111,043		6.500%, due 01/15/32	115,413
137,479		7.500%, due 12/15/23	146,219
			274,257
		Total U.S. Government Agency Obligations (Cost $16,709,595)	16,571,092

U.S. TREASURY OBLIGATIONS: 10.2%

		U.S. Treasury Notes: 8.2%
1,219,000	L	4.250%, due 11/30/07	1,215,477
3,803,000		4.250%, due 10/15/10	3,772,402
1,823,000	L	4.375%, due 11/15/08	1,821,718
3,445,000	L	4.500%, due 11/15/10	3,457,247
1,295,000		4.500%, due 11/15/15	1,295,607
			11,562,451
		U.S. Treasury Bonds: 1.9%
$1,164,000	L	5.375%, due 02/15/31	$1,279,309
336,000	L	6.000%, due 02/15/26	387,411
406,000	L	7.250%, due 05/15/16	493,354
354,000	L	9.250%, due 02/15/16	486,418
			2,646,492
		U.S. Treasury STRIP: 0.1%
374,000		4.780%, due 05/15/16	229,634
			229,634
		Total U.S. Treasury Obligations (Cost $14,496,163)	14,438,577

ASSET-BACKED SECURITIES: 1.8%

		Automobile Asset-Backed Securities: 0.2%
48,489	C	Capital Auto Receivables Asset Trust, 2.750%, due 04/16/07	48,187
25,000	C	Honda Auto Receivables Owner Trust, 2.790%, due 03/16/09	24,435
70,000	C	Honda Auto Receivables Owner Trust, 3.820%, due 05/21/10	68,365
48,493	C	Household Automotive Trust, 2.310%, due 04/17/08	48,224
150,000	C	Nissan Auto Receivables Owner Trust, 2.610%, due 07/15/08	148,036
			337,247
		Credit Card Asset-Backed Securities: 0.3%
50,000	C	Citibank Credit Card Issuance Trust, 3.100%, due 03/10/10	48,192
150,000	C	Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	150,799
120,000	C	Fleet Credit Card Master Trust II, 2.400%, due 07/15/08	119,753
45,000	C	MBNA Master Credit Card Trust USA, 5.900%, due 08/15/11	46,517
			365,261
		Home Equity Asset-Backed Securities: 0.7%
42,033	C	Bayview Financial Acquisition Trust, 4.570%, due 09/28/43	42,138
7,912	C	Centex Home Equity, 4.471%, due 01/25/34	7,918
415,000	C	GSAA Trust, 5.242%, due 06/25/34	411,331
36,696	C	GMAC Mortgage Corp Loan Trust, 4.421%, due 12/25/20	36,721
49,294	C	Merrill Lynch Mortgage Investors, Inc., 4.551%, due 07/25/34	49,504
156,514	C	New Century Home Equity Loan Trust, 4.441%, due 04/25/34	156,620
29,000	C	Renaissance Home Equity Loan Trust, 4.456%, due 05/25/35	28,542
126,772	C	Saxon Asset Securities Trust, 3.960%, due 06/25/33	126,428
75,000	C	Wells Fargo Home Equity Trust, 3.970%, due 09/25/24	73,415
			932,617

See Accompanying Notes to Financial Statements

58

ING BALANCED FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Other Asset-Backed Securities: 0.6%
$30,252	C	Amortizing Residential Collateral Trust, 4.691%, due 05/25/32	$30,281
1,392	C	Chase Funding Mortgage Loan, 2.734%, due 09/25/24	1,383
2,000	C	Chase Funding Mortgage Loan, 4.045%, due 05/25/33	1,973
32,760	C	Chase Funding Mortgage Loan Asset-Backed Certificates, 4.491%, due 07/25/33	32,840
29,000	C	Popular ABS Mortgage Pass-Through Trust, 3.735%, due 12/25/34	28,604
29,000	C	Popular ABS Mortgage Pass-Through Trust, 4.000%, due 12/25/34	28,426
340,000	C,L	PP&L Transition Bond Co. LLC, 7.050%, due 06/25/09	346,893
20,700	C	Residential Asset Mortgage Products, Inc., 4.501%, due 06/25/33	20,741
369,611	C	Structured Asset Securities Corp., 6.000%, due 03/25/34	369,930
			861,071
		Total Asset-Backed Securities (Cost $2,517,084)	2,496,196

COLLATERALIZED MORTGAGE OBLIGATIONS: 5.1%

		Commercial Mortgage-Backed Securities: 1.7%
59,000	C	Bear Stearns Commercial Mortgage Securities, 3.880%, due 08/13/39	56,660
125,000	C	Bear Stearns Commercial Mortgage Securities, 4.170%, due 01/12/41	122,014
280,000	C	Chase Manhattan Bank-First Union National Bank, 7.439%, due 08/15/31	300,816
76,000	C	Commercial Mortgage Pass-Through Certificate, 3.600%, due 03/10/39	72,943
113,873	C	CS First Boston Mortgage Securities Corp., 3.727%, due 03/15/35	109,506
90,000	C	DLJ Commercial Mortgage Corp., 6.460%, due 03/10/32	93,764
244,197	C	GE Capital Commercial Mortgage Corp., 3.752%, due 07/10/39	238,373
17,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	16,500
164,517	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.275%, due 01/12/37	160,195
397,001	C	JP Morgan Chase Commercial Mortgage Securities Corp., 6.244%, due 04/15/35	405,846
180,000	C	LB-UBS Commercial Mortgage Trust, 6.226%, due 03/15/26	186,755
$200,000	C	LB-UBS Commercial Mortgage Trust, 7.370%, due 08/15/26	$217,264
358,355	C	Mortgage Capital Funding, Inc., 6.663%, due 03/18/30	368,608
55,659	C	Prudential Commercial Mortgage Trust, 3.669%, due 02/11/36	53,372
			2,402,616
		Whole Loan Collateral PAC: 0.1%
79,432	C	MASTR Alternative Loans Trust, 8.500%, due 05/25/33	81,162
			81,162
		Whole Loan Collateralized Mortgage Obligations: 3.3%
583,612	C	Banc of America Funding Corp., 4.400%, due 12/31/49	584,158
340,545	C	Banc of America Funding Corp., 5.278%, due 09/20/35	335,062
286,803	C	Banc of America Funding Corp., 5.750%, due 09/20/34	282,928
49,427	C	Banc of America Mortgage Securities, 5.500%, due 12/01/49	49,134
98,548	C	Bank of America Mortgage Securities, 5.250%, due 11/25/19	97,123
89,514	C	Bank of America Mortgage Securities, 5.500%, due 11/25/33	85,317
78,751	C	Bear Stearns Alt-A Trust, 4.511%, due 07/25/34	78,888
63,408	C	Citigroup Mortgage Loan Trust, Inc., 4.157%, due 12/25/34	63,451
75,162	C	Countrywide Alternative Loan Trust, 4.491%, due 02/25/35	75,287
177,800	C	Countrywide Alternative Loan Trust, 5.414%, due 10/25/35	176,357
245,561	C	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	244,036
161,927	C	Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18	158,690
55,855	C	First Horizon Asset Securities, Inc., 5.403%, due 10/25/35	55,660
314,842	C	GMAC Mortgage Corp. Loan Trust, 5.264%, due 03/18/35	311,447
68,444	#,C	GSMPS Mortgage Loan Trust, 4.541%, due 01/25/35	68,624
40,479	C	GSR Mortgage Loan Trust, 4.500%, due 08/25/19	39,624
91,427	C	Harborview Mortgage Loan Trust, 4.347%, due 01/19/35	91,297
106,356	C	Homebanc Mortgage Trust, 4.621%, due 08/25/29	106,918
239,936	C	MASTR Adjustable Rate Mortgages Trust, 5.363%, due 06/30/19	235,363
257,369	C	MASTR Alternative Loans Trust, 5.500%, due 01/25/20	256,568
58,333	C	MASTR Alternative Loans Trust, 6.500%, due 05/25/33	59,043

See Accompanying Notes to Financial Statements

59

ING BALANCED FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount				Value
		Whole Loan Collateralized Mortgage Obligations (continued)
$160,699	C	MLCC Mortgage Investors, Inc., 4.521%, due 11/25/29		$160,946
65,826	C	MLCC Mortgage Investors, Inc., 4.511%, due 01/25/29		65,906
92,697	C	QFA Royalties LLC, 7.300%, due 02/20/25		91,741
53,759	C	Sequoia Mortgage Trust, 4.429%, due 01/20/35		53,813
91,594	C	Structured Asset Mortgage Investments, Inc., 4.399%, due 09/13/35		91,293
55,569	C	Thornburg Mortgage Securities Trust, 4.541%, due 12/25/33		55,691
107,243	C	Washington Mutual, Inc., 4.288%, due 01/25/45		107,313
112,959	C	Washington Mutual, Inc., 4.295%, due 06/25/44		113,074
116,859	C	Washington Mutual, Inc., 4.348%, due 01/25/45		116,944
187,733	C	Washington Mutual, Inc., 6.000%, due 06/25/34		187,498
200,000	C	Wells Fargo Mortgage Backed Securities Trust, 4.500%, due 08/25/18		189,800
				4,688,994
		Total Collateralized Mortgage Obligations (Cost $7,335,837)		7,172,772

OTHER BONDS: 0.0%

		Sovereign: 0.0%
27,000	@@,L	Mexico Government Intl. Bond, 6.625%, due 03/03/15		29,228
33,898	@@	Uruguay Government Intl. Bond, 10.500%, due 10/20/06		52,153
		Total Other Bonds (Cost $63,847)		81,381

MUNICIPAL BONDS: 0.1%

		Municipal: 0.1%
50,000		City of New York, 5.000%, due 11/01/08		52,082
50,000		City of New York, 5.000%, due 11/01/11		53,418
50,000	C	City of New York, 5.000%, due 11/01/15		53,481
20,000	C	City of New York, 5.000%, due 04/01/35		20,387
		Total Municipal Bonds (Cost $182,753)		179,368
		Total Long-Term Investments (Cost $128,651,554)		139,371,926

SHORT-TERM INVESTMENTS: 26.3%

		Commercial Paper: 3.5%
1,981,000		Monument Gardens, 4.070%, due 12/01/05		1,980,776
1,300,000	S	General Mills, 4.100%, due 12/01/05		1,299,852
400,000		Fortune Brands, Inc., 4.150%, due 12/06/05		399,723
$1,300,000		Daimler Chrysler, 4.200%, due 12/14/05		$1,297,882
		Total Commercial Paper (Cost $4,978,802)		4,978,233

		Repurchase Agreement: 5.1%
7,305,000	S	Morgan Stanley Repurchase Agreement dated 11/30/05, 4.020%, due 12/01/05, $7,305,816 to be received upon repurchase (Collateralized by $6,995,000 Federal National Mortgage Association, 6.625%, Market Value plus accrued interest $7,550,627, due 09/15/09).		7,305,000
		Total Repurchase Agreement (Cost $7,305,000)		7,305,000

		Securities Lending CollateralCC: 17.7%
25,013,658		The Bank of New York Institutional Cash Reserves Fund		25,013,658
		Total Securities Lending Collateral (Cost $25,013,658)		25,013,658
		Total Short-Term Investments (Cost $37,297,460)		37,296,891
		Total Investments In Securities (Cost $165,949,014)*	124.8%	$176,668,817
		Other Assets and Liabilities-Net	(24.8)	(35,107,686)
		Net Assets	100.0%	$141,561,131

@                                              Non-income producing security

@@                                  Foreign issuer

STRIP                        Separated Trading of Registered Interest and Principal of Securities

+                                                   Step-up basis bonds. Interest rates shown reflect current coupon rates.

#                                                   Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C                                                  Bond may be called prior to maturity date.

cc                                              Securities purchased with cash collateral for securities loaned.

S                                                   Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

I                                                      Illiquid security

L                                                   Loaned security, a portion or all of the security is on loan at 11/30/05 securities in accordance with the Fund’s valuation procedures.

*                                                   Cost for federal income tax purposes is $167,394,629. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$11,041,977
Gross Unrealized Depreciation	(1,767,789)
Net Unrealized Appreciation	$9,274,188

See Accompanying Notes to Financial Statements

60

ING BALANCED FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Information concerning open futures contracts for the ING Balanced Fund at November 30, 2005 is shown below:

Short Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain/(Loss)
U.S. 2 Year Treasury Note	2	$410,500	01/05/06	$3,490
				$3,490
Long Contracts
S&P 500	1	$312,775	12/15/05	$(4,419)
U.S. 30 Year Treasury Bond	12	1,347,375	12/20/05	(34,903)
				$(39,322)

Information concerning the Credit Default Agreements outstanding for the ING Balanced Fund at November 30, 2005, is shown below:

			Unrealized
	Termination	Notional	Appreciation
	Date	Principal	(Depreciation)
Georgia Pacific Receive $29,000 in the event of default and pay 2.800% Counterparty: Citibank N.A.	12/20/10	$29,000	$(798)
Sara Lee Corp. Receive $147,000 in the event of default and pay 0.830% Counterparty: Morgan Stanley Capital Services, Inc.	12/20/10	147,000	(1,222)
Universal Corporation Receive $73,000 in the event of default and pay 1.700% Counterparty: UBS AG	12/20/10	73,000	1,220
			$(800)

See Accompanying Notes to Financial Statements

61

ING EQUITY INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
COMMON STOCK: 97.9%

		Agriculture: 2.6%
34,825	L	Altria Group, Inc.	$2,534,912
			2,534,912
		Banks: 17.4%
102,400		Bank of America Corp.	4,699,136
14,900		Comerica, Inc.	859,283
43,200	L	National City Corp.	1,464,912
34,800		PNC Financial Services Group, Inc.	2,219,196
39,500		SunTrust Banks, Inc.	2,873,230
29,500		U.S. Bancorp	893,260
10,500	@@	UBS AG	965,160
19,325		Wachovia Corp.	1,031,955
27,550		Wells Fargo & Co.	1,731,518
			16,737,650
		Beverages: 1.0%
7,800	@@	Diageo PLC ADR	453,570
8,100		PepsiCo, Inc.	479,520
			933,090
		Chemicals: 6.9%
16,700		Air Products & Chemicals, Inc.	988,139
65,600		Dow Chemical Co.	2,968,400
35,000		E.I. du Pont de Nemours & Co.	1,496,250
19,100		PPG Industries, Inc.	1,159,943
			6,612,732
		Cosmetics/Personal Care: 0.5%
8,900		Colgate-Palmolive Co.	485,228
			485,228
		Diversified Financial Services: 9.5%
85,075		Citigroup, Inc.	4,130,391
56,000		J.P. Morgan Chase & Co.	2,142,000
25,000		MBNA Corp.	669,250
33,050		Merrill Lynch & Co., Inc.	2,195,181
			9,136,822
		Electric: 13.6%
22,200	L	Consolidated Edison, Inc.	1,010,988
10,300		Constellation Energy Group, Inc.	545,797
38,800		Dominion Resources, Inc.	2,946,860
6,700	L	Entergy Corp.	469,000
26,000		Exelon Corp.	1,353,040
61,600		FPL Group, Inc.	2,611,224
14,900		PPL Corp.	438,060
42,200	L	Puget Energy, Inc.	876,916
23,300		SCANA Corp.	923,146
28,900	L	Southern Co.	1,003,119
8,800		TXU Corp.	903,144
			13,081,294
		Food: 3.7%
36,000		Campbell Soup Co.	1,087,560
20,900		General Mills, Inc.	993,377
13,200		H.J. Heinz Co.	458,304
22,400		Kellogg Co.	987,168
			3,526,409
		Forest Products and Paper: 0.7%
10,400	L	Weyerhaeuser Co.	689,624
			689,624
		Healthcare-Products: 1.7%
41,100		Baxter Intl., Inc.	$1,598,379
			1,598,379
		Household Products/Wares: 1.5%
23,600		Kimberly-Clark Corp.	1,391,928
			1,391,928
		Insurance: 4.6%
23,400	@@,L	ACE Ltd.	1,298,700
17,800		Allstate Corp.	998,580
21,800		Chubb Corp.	2,111,112
			4,408,392
		Machinery-Construction and Mining: 4.8%
79,900		Caterpillar, Inc.	4,616,622
			4,616,622
		Machinery-Diversified: 1.1%
18,200		Rockwell Automation, Inc.	1,027,026
			1,027,026
		Media: 0.8%
13,100		Gannett Co., Inc.	807,222
			807,222
		Mining: 1.7%
59,800		Alcoa, Inc.	1,639,118
			1,639,118
		Miscellaneous Manufacturing: 2.1%
56,200		General Electric Co.	2,007,464
			2,007,464
		Oil and Gas: 11.5%
28,600	@@	BP PLC ADR	1,883,024
66,500		ConocoPhillips	4,023,915
71,300		Exxon Mobil Corp.	4,137,539
15,253	@@	Royal Dutch Shell PLC ADR	988,852
			11,033,330
		Pharmaceuticals: 5.2%
34,400		Abbott Laboratories	1,297,224
5,900	@@,L	AstraZeneca PLC ADR	271,695
49,325		Pfizer, Inc.	1,045,690
57,600		Wyeth	2,393,856
			5,008,465
		Real Estate Investment Trusts: 0.4%
7,360	L	General Growth Properties, Inc.	335,763
			335,763
		Savings and Loans: 0.5%
12,100	L	Washington Mutual, Inc.	498,399
			498,399
		Telecommunications: 6.1%
111,163	L	AT&T Corp.	2,769,070
41,700		Bellsouth Corp.	1,136,742
42,600		Sprint Corp.	1,066,704
26,500		Verizon Communications, Inc.	847,470
			5,819,986
		Total Common Stock (Cost $83,135,665)	93,929,855

See Accompanying Notes to Financial Statements

62

ING EQUITY INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 11.8%

	U.S. Government Agency Obligations: 1.8%
$1,777,000	Federal National Mortgage Association, 3.700%, due 12/01/05		$1,776,817
	Total U.S. Government Agency Obligations (Cost $1,776,817)		1,776,817
	Securities Lending CollateralCC: 10.0%
9,566,164	The Bank of New York Institutional Cash Reserves Fund		9,566,164
	Total Securities Lending Collateral (Cost $9,566,164)		9,566,164
	Total Short-Term Investments (Cost $11,342,981)		11,342,981
	Total Investments In Securities (Cost $94,478,646)*	109.7%	$105,272,836
	Other Assets and Liabilities-Net	(9.7)	(9,315,355)
	Net Assets	100.0%	$95,957,481

@@                      Foreign issuer

ADR                   American Depositary Receipt

cc                                  Securities purchased with cash collateral for securities loaned.

L                                       Loaned security, a portion or all of the security is on loan at November 30, 2005.

*                                       Cost for federal income tax purposes is $94,694,394. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$12,741,576
Gross Unrealized Depreciation	(2,163,134)
Net Unrealized Appreciation	$10,578,442

See Accompanying Notes to Financial Statements

63

ING GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 97.4%

		Agriculture: 2.6%
36,795	L	Monsanto Co.	$2,695,970
			2,695,970
		Apparel: 1.2%
34,800	@	Coach, Inc.	1,198,164
			1,198,164
		Beverages: 3.9%
30,100		Coca-Cola Co.	1,284,969
45,200		PepsiCo, Inc.	2,675,840
			3,960,809
		Biotechnology: 5.9%
30,700	@	Amgen, Inc.	2,484,551
26,600	@,L	Genentech, Inc.	2,543,492
28,400	@	MedImmune, Inc.	1,019,844
			6,047,887
		Computers: 7.9%
42,100	@	Apple Computer, Inc.	2,855,221
173,300	@	EMC Corp.	2,414,069
31,600		International Business Machines Corp.	2,809,240
			8,078,530
		Cosmetics/Personal Care: 2.8%
50,445		Procter & Gamble Co.	2,884,950
			2,884,950
		Diversified Financial Services: 2.2%
17,400		Goldman Sachs Group, Inc.	2,243,904
			2,243,904
		Electronics: 1.8%
55,100	@	Jabil Circuit, Inc.	1,824,912
			1,824,912
		Food: 1.0%
14,600	L	Wm. Wrigley Jr. Co.	1,001,414
			1,001,414
		Healthcare-Products: 8.3%
9,200	@@,L	Alcon, Inc.	1,289,840
22,500	@,L	Gen-Probe, Inc.	1,038,825
61,500		Johnson & Johnson	3,797,624
48,700	@	St. Jude Medical, Inc.	2,326,399
			8,452,688
		Healthcare-Services: 4.4%
20,987	@	Coventry Health Care, Inc.	1,250,196
54,100		UnitedHealth Group, Inc.	3,238,426
			4,488,622
		Home Furnishings: 1.2%
12,000		Harman Intl. Industries, Inc.	1,170,000
			1,170,000
		Insurance: 1.1%
12,400		Hartford Financial Services Group, Inc.	1,083,388
			1,083,388
		Internet: 6.1%
22,100	@,L	eBay, Inc.	$990,301
6,800	@,L	Google, Inc.	2,753,932
62,600	@,L	Yahoo!, Inc.	2,518,398
			6,262,631
		Lodging: 2.2%
9,800		Harrah’s Entertainment, Inc.	667,282
24,600		Marriott Intl., Inc.	1,589,406
			2,256,688
		Miscellaneous Manufacturing: 4.7%
13,914	L	Danaher Corp.	772,227
112,772		General Electric Co.	4,028,216
			4,800,443
		Oil and Gas: 2.7%
27,328	@,L	Transocean, Inc.	1,744,620
24,300		XTO Energy, Inc.	988,767
			2,733,387
		Oil and Gas Services: 4.3%
39,600		Halliburton Co.	2,520,540
20,000		Schlumberger Ltd.	1,914,600
			4,435,140
		Pharmaceuticals: 5.8%
28,100	@	Barr Pharmaceuticals, Inc.	1,611,535
42,100	@	Gilead Sciences, Inc.	2,134,049
17,953	@,L	Kos Pharmaceuticals, Inc.	1,195,311
24,900	@@	Teva Pharmaceutical Industries Ltd. ADR	1,017,912
			5,958,807
		Retail: 7.1%
59,700		CVS Corp.	1,613,094
46,500		Home Depot, Inc.	1,942,770
55,300	@	Office Depot, Inc.	1,641,304
21,000		Staples, Inc.	485,100
33,600		Walgreen Co.	1,534,848
			7,217,116
		Semiconductors: 7.1%
27,400	@,@@,L	ASML Holding NV ADR	524,984
23,000	@	Broadcom Corp.	1,070,420
59,600		Intel Corp.	1,590,128
34,800	@,@@	Marvell Technology Group Ltd.	1,932,792
37,500		National Semiconductor Corp.	970,500
119,600	@@	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	1,145,768
			7,234,592
		Software: 6.7%
10,400	@	Activision, Inc.	132.553
34,000	L	Adobe Systems, Inc.	1,108,740
21,200		Autodesk, Inc.	884,464
91,100		Microsoft Corp.	2,524,381
177,400	@	Oracle Corp.	2,229,918
			6,880,056
		Telecommunications: 6.4%
36,500	@	Comverse Technology, Inc.	956,665
93,400		Motorola, Inc.	2,250,006

See Accompanying Notes to Financial Statements

64

ING GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value

		Telecommunications (continued)
42,800		QUALCOMM, Inc.	$1,946,116
135,300	@	Tellabs, Inc.	1,388,178
			6,540,965

		Total Common Stock (Cost $80,114,513)	99,451,063

Principal Amount			Value

SHORT-TERM INVESTMENTS: 19.1%

	Repurchase Agreement: 2.9%
$2,972,000	Morgan Stanley Repurchase Agreement dated 11/30/05, 4.020%, due 12/01/05, $2,972,332 to be received upon repurchase (Collateralized by $5,380,000 Federal National Mortgage Association, 0.000%, Market Value plus accrued interest $3,032,222, due 06/01/17)		$2,972,000
	Total Repurchase Agreement (Cost $2,972,000)		2,972,000

	Securities Lending CollateralCC: 16.2%
16,561,746	The Bank of New York Institutional Cash Reserves Fund		16,561,746
	Total Securities Lending Collateral (Cost $16,561,746)		16,561,746
	Total Short-Term Investments (Cost $19,533,746)		19,533,746
	Total Investments In Securities (Cost $99,648,259)*	116.5%	$118,984,809
	Other Assets and Liabilities-Net	(16.5)	(16,836,089)
	Net Assets	100.0%	$102,148,720

@	Non-income producing security
@@	Foreign issuer
ADR	American Depositary Receipt
cc	Securities purchased with cash collateral for securities loaned.
L	Loaned security, a portion or all of the security is on loan at November 30, 2005.
*	Cost for federal income tax purposes is $100,291,626. Net unrealized appreciation consists of:
	Gross Unrealized Appreciation	$19,223,059
	Gross Unrealized Depreciation	(529,876)
	Net Unrealized Appreciation	$18,693,183

See Accompanying Notes to Financial Statements

65

ING SMALL COMPANY FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 97.5%
		Aerospace/Defense: 3.9%
21,700		DRS Technologies, Inc.	$1,071,980
27,400		Engineered Support Systems, Inc.	1,107,234
28,350	@	Innovative Solutions & Support, Inc.	418,163
21,000	@	MTC Technologies, Inc.	688,170
39,600	@	Teledyne Technologies, Inc.	1,296,504
			4,582,051
		Apparel: 1.8%
23,700	@,@@	Gildan Activewear, Inc.	901,785
51,600	@	Warnaco Group, Inc.	1,267,812
			2,169,597
		Banks: 4.9%
90,000		Bank Mutual Corp.	952,200
20,300		Chemical Financial Corp.	656,096
49,900		Hudson United BanCorp	2,100,790
20,712		IBERIABANK Corp.	1,137,296
30,000		Texas Regional Bancshares, Inc.	874,500
5,000		Whitney Holding Corp.	146,500
			5,867,382
		Chemicals: 0.6%
38,000		UAP Holding Corp.	721,240
			721,240
		Commercial Services: 4.9%
19,200	@	Advisory Board Co.	927,744
22,900		Arbitron, Inc.	883,940
77,202	@	DiamondCluster Intl., Inc.	489,461
21,000	@	Exponent, Inc.	574,350
39,000	@	Labor Ready, Inc.	861,120
54,000	@	Resources Connection, Inc.	1,568,160
			5,304,775
		Computers: 8.3%
40,500		Agilysys, Inc.	771,525
25,000	@	Anteon Intl. Corp.	1,071,750
61,400	@	Electronics for Imaging	1,714,901
63,750	@	InterVoice, Inc.	551,438
55,700		Jack Henry & Associates, Inc.	1,066,098
28,900	@	Kronos, Inc.	1,367,837
29,300	@	Micros Systems, Inc.	1,415,483
25,700		MTS Systems Corp.	906,439
33,000	@	Palm, Inc.	936,540
			9,802,011
		Distribution/Wholesale: 2.6%
32,000		Watsco, Inc.	2,008,000
25,200	@	Wesco Intl., Inc.	1,052,100
			3,060,100
		Diversified Financial Services: 1.4%
75,000	@	Knight Capital Group, Inc.	759,000
17,000		National Financial Partners Corp.	865,130
			1,624,130
		Electric: 0.6%
24,000		ITC Holdings Corp.	662,880
			662,880
		Electrical Components and Equipment: 1.1%
31,800		Ametek, Inc.	$1,354,998
			1,354,998
		Electronics: 1.0%
13,500	@	SBS Technologies, Inc.	139,050
10,600	@	Thomas & Betts Corp.	424,424
20,800	@	Trimble Navigation Ltd.	677,664
			1,241,138
		Energy-Alternate Sources: 1.1%
36,800	@	Headwaters, Inc.	1,311,184
			1,311,184
		Engineering and Construction: 0.8%
17,500	@	Washington Group Intl., Inc.	904,925
			904,925
		Entertainment: 0.5%
36,500	@	Macrovision Corp.	567,210
			567,210
		Environmental Control: 0.5%
22,400		Metal Management, Inc.	563,808
			563,808
		Food: 1.2%
40,400		Corn Products Intl., Inc.	898,900
13,800		Sanderson Farms, Inc.	491,556
			1,390,456
		Gas: 0.8%
26,400		Peoples Energy Corp.	948,552
			948,552
		Healthcare-Services: 3.9%
24,300	@	Amedisys, Inc.	1,078,434
21,800	@	Matria Healthcare, Inc.	739,674
13,800	@	Psychiatric Solutions, Inc.	778,596
16,500	@	Sierra Health Services, Inc.	1,290,630
20,000	@	United Surgical Partners Intl., Inc.	694,200
			4,581,534
		Household Products/Wares: 0.5%
4,676	@	Central Garden & Pet Co.	205,838
22,500	@	Fossil, Inc.	448,650
			654,488
		Housewares: 0.9%
27,500		Toro Co.	1,105,225
			1,105,225
		Insurance: 2.1%
21,400		Commerce Group, Inc.	1,242,484
20,500		Horace Mann Educators Corp.	388,288
28,400		Ohio Casualty Corp.	840,640
			2,471,412
		Internet: 1.5%
7,300	@	Equinix, Inc.	289,545
70,200	@	Sapient Corp.	436,644
58,000	@	ValueClick, Inc.	1,095,040
			1,821,229

See Accompanying Notes to Financial Statements

66

ING SMALL COMPANY FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Investment Companies: 3.1%
43,400		Apollo Investment Corp.	$823,298
41,850		Ishares Russell 2000 Index Fund	2,822,783
			3,646,081
		Iron/Steel: 1.6%
9,000		Carpenter Technology Corp.	589,950
8,100		Cleveland-Cliffs, Inc.	771,849
101,000	@@	Gerdau AmeriSteel Corp.	560,550
			1,922,349
		Leisure Time: 0.5%
61,700	@	K2, Inc.	626,872
			626,872
		Lodging: 2.1%
100,000	@	Interstate Hotels & Resorts, Inc.	453,000
189,000	@	La Quinta Corp.	2,071,440
			2,524,440
		Machinery-Construction and Mining: 0.8%
14,700	@	Terex Corp.	905,814
			905,814
		Machinery-Diversified: 2.5%
32,000		Cognex Corp.	990,080
8,500	@	Middleby Corp.	666,400
52,800		Washington Air Break Technologies Corp.	1,363,824
			3,020,304
		Media: 1.3%
59,600	@	4Kids Entertainment, Inc.	974,460
12,000		Liberty Corp.	559,440
			1,533,900
		Mining: 0.5%
30,000	@@	Inmet Mining Corp.	597,407
			597,407
		Miscellaneous Manufacturing: 0.9%
23,000	@	Ceradyne, Inc.	1,083,070
			1,083,070
		Oil and Gas: 2.8%
70,600	@	Denbury Resources, Inc.	1,598,384
49,400	@	Southwestern Energy Co.	1,683,058
			3,281,442
		Oil and Gas Services: 4.9%
31,500	@,@@	Core Laboratories NV	1,149,750
18,300	@	FMC Technologies, Inc.	751,947
36,800	@	Global Industries Ltd.	436,080
25,600	@	Hydril Co.	1,640,960
40,000	@	Oil States Intl., Inc.	1,362,400
20,900	@	Superior Energy Services	454,993
			5,796,130
		Packaging and Containers: 0.3%
6,300		Greif, Inc.	378,315
			378,315
		Pharmaceuticals: 4.2%
65,000	@	Alkermes, Inc.	$1,181,700
25,500	@	Amylin Pharmaceuticals, Inc.	953,955
49,000	@	First Horizon Pharmaceutical Corp.	863,380
23,500	@	Idenix Pharmaceuticals, Inc.	487,860
12,500	@	Neurocrine Biosciences, Inc.	744,000
10,000	@	United Therapeutics Corp.	714,300
			4,945,195
		Real Estate Investment Trusts: 6.2%
65,300		Acadia Realty Trust	1,337,343
10,600		Alexandria Real Estate Equities, Inc.	890,400
14,300		Capital Automotive	552,409
16,173		Gramercy Capital Corp.	379,257
45,900		Innkeepers USA Trust	1,193,373
35,219		National Health Investors, Inc.	973,805
11,800		SL Green Realty Corp.	871,430
46,000		Sunstone Hotel Investors, Inc.	1,163,800
			7,361,817
		Retail: 4.7%
22,000	@	Aeropostale, Inc.	547,140
38,700		Claire’s Stores, Inc.	1,104,111
26,926	@	GameStop Corp.	905,791
18,000		Lone Star Steakhouse & Saloon, Inc.	417,060
26,400		Regis Corp.	1,054,680
41,100		Stage Stores, Inc.	1,229,301
26,500	@	Syms Corp.	374,445
			5,632,528
		Savings and Loans: 2.1%
125,900		First Niagara Financial Group, Inc.	1,824,291
42,300		NewAlliance Bancshares, Inc.	631,962
			2,456,253
		Semiconductors: 3.9%
45,600	@	Actel Corp.	663,936
33,800	@	ADE Corp.	797,680
17,700	@	Formfactor, Inc.	496,662
49,500	@	Integrated Device Technology, Inc.	593,010
42,800	@	Micrel, Inc.	517,024
35,000	@	Varian Semiconductor Equipment Associates, Inc.	1,540,700
			4,609,012
		Software: 6.3%
31,600	@	Ansys, Inc.	1,327,832
31,000	@	Filenet Corp.	835,140
113,200	@	Informatica Corp.	1,272,368
24,500		MoneyGram Intl., Inc.	634,060
44,300	@	Progress Software Corp.	1,370,642
41,700	@	Take-Two Interactive Software, Inc.	761,025
56,250	@	THQ, Inc.	1,278,000
			7,479,067
		Telecommunications: 1.1%
52,200	@	Netgear, Inc.	1,007,460
21,000		Otelco, Inc.	350,700
			1,358,160
		Textiles: 0.9%
28,900		G&K Services, Inc.	1,108,026
			1,108,026

See Accompanying Notes to Financial Statements

67

ING SMALL COMPANY FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Transportation: 1.1%
33,800	@	HUB Group, Inc.	$1,370,590
			1,370,590
		Trucking and Leasing: 1.2%
36,600		GATX Corp.	1,377,624
			1,377,624
		Total Common Stock (Cost $93,623,289)	115,724,721

Principal Amount			Value
SHORT-TERM INVESTMENTS: 1.9%

	Repurchase Agreement: 1.9%
$2,204,000	Morgan Stanley Repurchase Agreement dated 11/30/05, 4.020%, due 12/01/05, $2,204,246 to be received upon repurchase (Collateralized by $5,640,000 Resolution Funding Corporation, 8.875%-9.375%, Market Value plus accrued interest $2,249,909, due 10/15/20-04/15/30)		$2,204,000
	Total Short-Term Investments (Cost $2,204,000)		2,204,000
	Total Investments In Securities (Cost $95,827,289)*	99.4%	$117,928,721
	Other Assets and Liabilities-Net	0.6	714,029
	Net Assets	100.0%	$118,642,750

@            Non-income producing security

@@        Foreign issuer

*              Cost for federal income tax purposes is $95,862,232. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$25,012,712
Gross Unrealized Depreciation	(2,946,223)
Net Unrealized Appreciation	$22,066,489

See Accompanying Notes to Financial Statements

68

ING VALUE OPPORTUNITY FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 108.5%
		Aerospace/Defense: 1.2%
6,900		United Technologies Corp.	$371,496
			371,496
		Agriculture: 2.8%
12,100		Altria Group, Inc.	880,759
			880,759
		Apparel: 1.3%
4,800		Nike, Inc.	409,440
			409,440
		Banks: 11.0%
31,900		Bank of America Corp.	1,463,891
12,200		The Bank of New York Co., Inc.	395,280
19,900		Wells Fargo & Co.	1,250,715
4,900		Zions Bancorporation	370,587
			3,480,473
		Beverages: 2.0%
8,200		Coca-Cola Co.	350,058
4,200		Molson Coors Brewing Co.	279,678
			629,736
		Biotechnology: 0.7%
5,100	@	Charles River Laboratories Intl., Inc.	232,356
			232,356
		Building Materials: 2.1%
3,800		Florida Rock Industries, Inc.	189,506
15,700		Masco Corp.	467,389
			656,895
		Chemicals: 4.8%
13,700		Dow Chemical Co.	619,925
8,800		E.I. du Pont de Nemours & Co.	376,200
8,800		Lyondell Chemical Co.	223,784
5,900		Praxair, Inc.	306,800
			1,526,709
		Coal: 1.8%
7,300		Peabody Energy Corp.	575,678
			575,678
		Computers: 2.1%
3,000	@	IHS, Inc.	57,780
6,600		International Business Machines Corp.	586,740
			644,520
		Cosmetics/Personal Care: 0.8%
9,500		Avon Products, Inc.	259,825
			259,825
		Distribution/Wholesale: 0.7%
5,200	@	Wesco Intl., Inc.	217,100
			217,100
		Diversified Financial Services: 17.8%
10,572		Capital One Financial Corp.	878,110
19,600		Citigroup, Inc.	951,581
23,400		Countrywide Financial Corp.	814,554
9,800		Freddie Mac	612,010
23,100		J.P. Morgan Chase & Co.	883,575
2,300		Lehman Brothers Holdings, Inc.	$289,800
10,000		Merrill Lynch & Co., Inc.	664,200
9,500		Morgan Stanley	532,285
			5,626,115
		Electric: 1.5%
12,700		PG&E Corp.	467,106
			467,106
		Electronics: 1.5%
31,400	@,@@,L	Flextronics Intl. Ltd.	324,048
3,700	@	Thomas & Betts Corp.	148,148
			472,196
		Entertainment: 0.9%
13,900	L	Regal Entertainment Group	281,197
			281,197
		Food: 2.2%
10,800		McCormick & Co., Inc.	337,176
12,454	@,L	Smithfield Foods, Inc.	364,030
			701,206
		Forest Products and Paper: 1.5%
14,700		International Paper Co.	463,491
			463,491
		Gas: 1.3%
9,500		Sempra Energy	417,525
			417,525
		Healthcare-Services: 0.9%
7,200	@	LifePoint Hospitals, Inc.	273,960
			273,960
		Household Products/Wares: 1.1%
5,900		Kimberly-Clark Corp.	347,982
			347,982
		Insurance: 8.6%
7,600	@@	ACE Ltd.	421,800
9,500		American Intl. Group, Inc.	637,830
11,000	@@	Axis Capital Holdings Ltd.	333,080
6,400	@@	IPC Holdings Ltd.	186,880
15,000		MetLife, Inc.	771,600
8,000		St. Paul Travelers Cos., Inc.	372,240
			2,723,430
		Leisure Time: 1.2%
8,500	L	Royal Caribbean Cruises Ltd.	389,810
			389,810
		Lodging: 2.4%
5,500		Harrah’s Entertainment, Inc.	374,495
6,000	@,@@,L	Kerzner Intl. Ltd.	390,060
			764,555
		Media: 3.4%
5,400		Gannett Co., Inc.	332,748
10,000		Time Warner, Inc.	179,800
9,300		Tribune Co.	297,321
8,100		Viacom, Inc.	270,540
			1,080,409

See Accompanying Notes to Financial Statements

69

ING VALUE OPPORTUNITY FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Mining: 0.8%
8,800		Alcoa, Inc.	$241,208
			241,208
		Miscellaneous Manufacturing: 2.3%
19,900		General Electric Co.	710,828
			710,828
		Office/Business Equipment: 0.9%
20,400	@,L	Xerox Corp.	289,680
			289,680
		Oil and Gas: 11.3%
5,000		Apache Corp.	326,400
8,200		Cabot Oil & Gas Corp.	346,122
5,400		ConocoPhillips	326,754
20,200		Exxon Mobil Corp.	1,172,206
7,800	@	Newfield Exploration Co.	360,828
16,500	@,L	Plains Exploration & Production Co.	699,600
8,300		XTO Energy, Inc.	337,727
			3,569,637
		Oil and Gas Services: 5.1%
13,100		BJ Services Co.	480,115
21,600	@	Dresser-Rand Group, Inc.	478,872
10,400		Halliburton Co.	661,960
			1,620,947
		Pharmaceuticals: 4.2%
51,000		Pfizer, Inc.	1,081,200
5,800		Wyeth	241,048
			1,322,248
		Real Estate: 0.6%
2,700		St. Joe Co.	179,280
			179,280
		Real Estate Investment Trusts: 1.2%
16,000		KKR Financial Corp.	380,000
			380,000
		Retail: 2.4%
6,300		Abercrombie & Fitch Co.	386,316
10,600		McDonald’s Corp.	358,810
			745,126
		Semiconductors: 1.2%
40,900	@@	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	391,822
			391,822
		Software: 1.2%
14,100		Microsoft Corp.	390,711
			390,711
		Telecommunications: 1.7%
21,300		AT&T Corp.	530,583
			530,583
		Total Common Stock (Cost $30,592,486)	34,266,039

Principal Amount			Value
SHORT-TERM INVESTMENTS: 6.2%

	Repurchase Agreement: 0.7%
$223,000	Goldman Sachs Repurchase Agreement dated 11/30/05, 4.000%, due 12/01/05, $223,025 to be received upon repurchase (Collateralized by $235,000 Federal Home Loan Bank, 6.000%, Market Value plus accrued interest $229,234, due 11/15/24)		$223,000
	Total Repurchase Agreement (Cost $223,000)		223,000

	Securities Lending Collateralcc: 5.5%
1,722,390	The Bank of New York Institutional Cash Reserves Fund		1,722,390
	Total Securities Lending Collateral (Cost $1,722,390)		1,722,390
	Total Short-Term Investments (Cost $1,945,390)		1,945,390
	Total Investments In Securities (Cost $32,537,876)*	114.7%	$36,211,429
	Other Assets and Liabilities-Net	(14.7)	(4,627,139)
	Net Assets	100.0%	$31,584,290

@            Non-income producing security

@@        Foreign issuer

ADR       American Depositary Receipt

cc            Securities purchased with cash collateral for securities loaned.

L              Loaned security, a portion or all of the security is on loan at November 30. 2005.

*              Cost for federal income tax purposes is $32,677,705. Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$4,386,954
Gross Unrealized Depreciation	(853,230)
Net Unrealized Appreciation	$3,533,724

See Accompanying Notes to Financial Statements

70

SHAREHOLDER MEETING INFORMATION (UNAUDITED)

A special meeting of shareholders of the ING Equity Trust was held November 10, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1      To approve an Agreement and Plan of Reorganization by and among Equity and Bond Fund and ING Balanced Fund (“Balanced Fund”), providing for the reorganization of Equity and Bond Fund with and into Balanced Fund; and

2      To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Equity and Bond	1	2,242,987	34,976	25,709	—	2,303,672
	2	2,238,752	37,120	27,800	—	2,303,672

*  Proposals 1 and 2 passed at this meeting.

A special meeting of shareholders of the ING Series Fund, Inc. was held November 10, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1      To approve an Agreement and Plan of Reorganization by and among Value Opportunity Fund and ING MagnaCap Fund (“MagnaCap Fund”), providing for the reorganization of Value Opportunity Fund with and into MagnaCap Fund; and

2      To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Value Opportunity	1	836,875	91,471	17,685	—	946,031
	2	827,858	96,138	22,035	—	946,031

*  The Shareholder Meeting was adjourned to November 29, 2005.

A special meeting of shareholders of the ING Equity Trust was held November 10, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1      To approve an Agreement and Plan of Reorganization by and among SmallCap Opportunities Fund and ING Small Company Fund (“Small Company Fund”), providing for the reorganization of SmallCap Opportunities Fund with and into Small Company Fund; and

2      To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

71

SHAREHOLDER MEETING INFORMATION (UNAUDITED) (CONTINUED)

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
SmallCap Opportunities	1	2,061,113	75,186	81,044	—	2,217,343
	2	2,010,039	111,546	95,758	—	2,217,343

*    The Shareholder Meeting was adjourned to November 29, 2005.

A special meeting of shareholders of the ING Series Fund, Inc. was held November 29, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1    To approve an Agreement and Plan of Reorganization by and among Value Opportunity Fund and ING MagnaCap Fund (“MagnaCap Fund”), providing for the reorganization of Value Opportunity Fund with and into MagnaCap Fund; and

2    To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
Value Opportunity	1	1,214,539	91,770	393,520	—	1,699,829
	2	1,203,409	99,555	396,865	—	1,699,829

*    Proposals 1 and 2 passed at this meeting.

A special meeting of shareholders of the ING Equity Trust was held November 29, 2005, at the offices of ING Funds, 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

A brief description of each matter voted upon as well as the results are outlined below:

Matters:

1    To approve an Agreement and Plan of Reorganization by and among SmallCap Opportunities Fund and ING Small Company Fund (“Small Company Fund”), providing for the reorganization of SmallCap Opportunities Fund with and into Small Company Fund; and

2    To transact such other business, not currently contemplated, that may properly come before the Special Meeting, or any adjournment(s) or postponements(s) thereof, in the discretion of the proxies or their substitutes.

Results:

	Proposal	Shares voted for	Shares voted against or withheld	Shares abstained	Broker non-vote	Total Shares Voted
SmallCap Opportunities	1	2,518,538	84,976	92,350	—	2,695,864
	2	2,466,775	120,120	108,969	—	2,695,864

*    The Shareholder Meeting was adjourned to December 27, 2005.

72

(THIS PAGE INTENTIONALLY LEFT BLANK)

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds

ING Balanced Fund
ING Convertible Fund
ING Equity Income Fund
ING Real Estate Fund

Domestic Equity Growth Funds

ING Fundamental Research Fund
ING Disciplined LargeCap Fund
ING Growth Fund
ING LargeCap Growth Fund
ING MidCap Opportunities Fund
ING Opportunistic LargeCap Fund
ING SmallCap Opportunities Fund
ING Small Company Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund
ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Financial Services Fund
ING LargeCap Value Fund
ING MagnaCap Fund
ING MidCap Value Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund
ING SmallCap Value Choice Fund

Fixed Income Funds

ING GNMA Income Fund
ING High Yield Bond Fund
ING Intermediate Bond Fund
ING National Tax-Exempt Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund
ING Global Real Estate Fund
ING Global Value Choice Fund

International Equity Funds

ING Emerging Countries Fund
ING Foreign Fund
ING Greater China Fund
ING Index Plus International Equity Fund
ING International Capital Appreciation Fund
ING International Fund
ING International SmallCap Fund
ING International Value Fund
ING International Value Choice Fund
ING Precious Metals Fund
ING Russia Fund

International Fixed Income Fund

ING Emerging Markets Fixed Income Fund

International Fund-of-Funds

ING Diversified International Fund

Loan Participation Fund

ING Senior Income Fund

Money Market Funds*

ING Aeltus Money Market Fund
ING Money Market Fund

Strategic Allocation Funds

ING Strategic Allocation Balanced Fund
ING Strategic Allocation Growth Fund
ING Strategic Allocation Income Fund

*    An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager
ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Distributor
ING Funds Distributor, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258
1-800-334-3444

Transfer Agent
DST Systems, Inc.
P.O. Box 419368
Kansas City, Missouri 64141

Custodian
The Bank of New York
100 Colonial Center Parkway, Suite 300
Lake Mary, Florida 32746

Legal Counsel
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the funds. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale at all firms.

FUNDS	PRSAR-ADEABCIO	(1105-012706)

Semi-Annual Report

November 30, 2005

Classes A, B, C, I, O and R

Domestic Equity Index Funds

▪   ING Index Plus LargeCap Fund

▪   ING Index Plus MidCap Fund

▪   ING Index Plus SmallCap Fund

Strategic Allocation Funds

▪   ING Strategic Allocation Balanced Fund

▪   ING Strategic Allocation Growth Fund

▪   ING Strategic Allocation Income Fund

E-Delivery Sign-up – details inside

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

TABLE OF CONTENTS

President’s Letter	1

Market Perspective	2

Portfolio Managers’ Reports	4

Shareholder Expense Examples	17

Statements of Assets and Liabilities	20

Statements of Operations	24

Statements of Changes in Net Assets	26

Financial Highlights	29

Notes to Financial Statements	44

Portfolios of Investments	58

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(THIS PAGE INTENTIONALLY LEFT BLANK)

PRESIDENT’S LETTER

Dear Shareholder,

As you may recall in my last letter, I described the enthusiasm that we were experiencing here at ING Funds as we worked to bring more of the world’s investment opportunities to you, the investor.

That enthusiasm, I am happy to report, is continuing to thrive. With the New Year, we have launched a series of new international mutual funds, each created to bring more of the world’s opportunities to you.

Meanwhile, we have also heard you loud and clear. Our research tells us that many investors report that they find investing an intimidating and overly-complex endeavor. That is why ING is committed to helping investors across the country cut through the confusion and clutter. “Your future. Made easier.SM” are more than words, they represent our promise to you.

Those two objectives — bringing you more of the world’s opportunities and doing it in a way that is easier for you — are behind the development of the ING Diversified International Fund. The new fund is among those that we launched in January but it is unique in that it is a fund-of-funds. It is also, we believe, simply an easier way to invest internationally.

The ING Diversified International Fund brings together six distinct, international mutual funds, each managed by well-known asset managers who specialize in key international sub-asset classes. What’s more, the fund is periodically reviewed by a seasoned team of ING asset allocation experts who re-adjust the fund’s allocation based on prevailing market conditions.

Best of all: we’ve made it easy. With just one investment, investors can now acquire a broadly diversified, actively managed international equity portfolio.

The ING Diversified International Fund marks one more way that we at ING Funds are continuing to offer you the global expertise, product innovation and world-class service that you have come to expect from us.

On behalf of everyone at ING Funds, I thank you for your continued support and loyalty. We look forward to serving you in the future.

Sincerely,

James M. Hennessy
President
ING Funds
January 10, 2006

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing does pose special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2005

Investors in global equities gained 8.8% in the six months ended November 30, 2005, according to the MSCI World® Index in dollars, including net reinvested dividends, ending just 1% off the 2005 high. In currencies, the dollar extended its early run in 2005, rising 4.4% against the euro, 5.1% against the pound and 10.4% against the yen in the six month period. Few expected such dollar strength in 2005. Relatively high U.S. interest rates explained part of it, especially the re-cycling of oil exporters’ burgeoning wealth into dollar denominated securities. The yen’s particular weakness was connected with the sharp rise in Japanese stock prices, fueled by outside investors who were hedging their currency risk. Also material was the tax-related “repatriation” into dollars of U.S. corporations’ foreign currency balances.

Trends in investment grade fixed income securities had been dominated since the middle of 2004 by the flattening of the U.S. Treasury yield curve as ten-year yields fell. This continued even as the Federal Open Market Committee (“FOMC”) raised short-term interest rates by 25 basis points eight times in the twelve months through May 2005, pulling other short-term rates up. However, the yield on the ten-year U.S. Treasury Note had actually fallen by 65 basis points over the same period. This “conundrum”, as Federal Reserve Chairman Greenspan called it, was eventually put down to an apparently growing perception in the market that inflation was a problem solved, due to a vigilant Federal Reserve, cheap goods and labor abroad and consistent productivity growth at home. In addition, foreign investors’ hunger for U.S. investments kept yields down at the long end. At times during the six months ended November 30, especially in October, the trend seemed about to break: for example when already high energy prices, now affected by Hurricanes Katrina and Rita, looked to be filtering through to the general price level. But in the end the forces of curve flattening prevailed. By November 30, the FOMC had raised rates four more times, oil prices and the inflation scare had subsided and foreigners were still buying record amounts of U.S. securities. On November 17, 2005, the spread over the 13-week U.S. Treasury Bill yield fell to 0.6%, the lowest since March 2001. For the six months ended November 30, the yield on the ten-year U.S. Treasury Note rose by 49 basis points to 4.5%, while the yield on the 13-week U.S. Treasury Bills rose 98 basis points to 3.9%. The broader Lehman Aggregate Index lost 0.5% during the same period.

The U.S. equities market, in the form of the Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index, gained 5.9% including dividends in the six months through November 30, at which point it was trading at a price-to-earnings level of just over 16 times earnings for the current fiscal year. Investors warily watched interest rates as they ultimately rose at the long end as well as the short. Falling mortgage interest rates have encouraged refinancing on a massive scale and the funds raised have tended not to stay long in the wallets of American consumers, keeping expansion strong. Still, after an indecisive June, stocks benefited from July’s positive economic data, especially robust second quarter company earnings figures. The S&P 500 reached its highest level so far in 2005, a four-year high on August 3, but then fell back. Little headway was made after Hurricanes Katrina and Rita. High prices at the pump were already here and an expensive winter for heating fuel was expected. Continual and pervasive reports of sharply rising prices persisted through October, and with consumer confidence slumping, stocks pulled back. However, an evidently swift recovery from Hurricanes Katrina and Rita cheered investors and stock prices powered ahead through November 25, to another four-year high, as oil prices fell back below $60 per barrel, inflation moderated, corporate profits remained buoyant and gross domestic product (“GDP”) growth, at 4.1% per annum, was the envy of the developed world.

Internationally, Japan equities soared 22.7%, based on the MSCI Japan® Index in dollars plus net dividends, for the six months ended November 30, 2005. The index actually rose a remarkable 36.2% in yen to a five-year peak. The market did little until August, but thereafter a new sense of optimism took hold, based on an encouraging improvement in domestic demand suggesting a return to a balanced economy after years of export dependency. Corporations and the banks have repaired their balance sheets at last. Rising wages are supporting domestic demand and an end to deflation seems to be at hand. The main reservation is that local investors still seem unconvinced. European ex UK markets added 9.0% in the six months ended November according to the MSCI Europe ex UK® Index including net dividends, 14.5% in local currencies to the best levels in four years. Such bullish performance belied low domestic demand, high unemployment, restrictive employment practices and periodic political deadlock, disappointing reformers. A smattering of more hopeful economic data and an upsurge of merger and acquisition activity however, raised spirits in markets that are not particularly expensive. Unemployment seems finally to be edging

MARKET PERSPECTIVE: SIX MONTHS ENDED NOVEMBER 30, 2005

down in the Eurozone, while GDP growth in the third quarter 2005 was a much more encouraging 0.6% over the second quarter 2005. The UK market gained 5.0% in dollars in the six months ended November 30, based on the MSCI UK® Index including net dividends, concealing a more impressive 10.6% increase in pounds, allowing the market to scale four-year heights. As in the rest of Europe, equities were supported by their relative cheapness and by merger and acquisition activity in the face of mostly miserable economic reports and even terrorist attacks. Manufacturing is in decline and GDP growth set to fall in 2005 to about 1.5%, the weakest since 1992. Nonetheless, company earnings held up and investors supported a market that paid over 3% in dividends.

(1)  The MSCI World® Index is an unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

(2)  The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

(3)  The Standard & Poor’s 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4)  The MSCI Japan® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(5)  The MSCI Europe ex UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(6)  The MSCI UK® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

All indices are unmanaged and investors cannot invest directly in an index.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Funds’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of the Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

ING INDEX PLUS LARGECAP FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of November 30, 2005

(as a percent of net assets)

(1) Includes six industries, which each represent 2 - 3% of net assets.
(2) Includes thirty-five industries, which each represent 1 - 2% of net assets.

Portfolio holdings are subject to change daily.

The ING Index Plus LargeCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s 500 Composite Stock Price (“S&P 500”) Index, while maintaining a market level of risk. The Fund is managed by Hugh T.M. Whelan*, Portfolio Manager, and Douglas E. Cotè, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.72% compared to the S&P 500 Index, which returned 5.88% for the same period.

Portfolio Specifics: The Fund slightly underperformed the S&P 500 Index due to expenses that the Fund bears. The performance of the Fund’s investments was in line with the Index. Individual stock performance in the information technology and financial sectors detracted somewhat from performance. Among the largest positive contributors were our overweight positions in Apple Computer and Motorola. Our underweight in Schlumberger and overweight in Dell detracted from returns over the six month period ended November 30, 2005.

Apple Computer was one of the best performing stocks in the S&P 500 Index for the six month period ended November 30, 2005, as profits continued to beat expectations on sales of its ever-expanding line of iPods and other products. Motorola rose as the firm continued its return to profitability as it cut costs and introduced innovative, high-end cell-phones like the ultra-thin Razr and iTunes-equipped Rokr. Schlumberger, the world’s largest oilfield services company, rose sharply on strong earnings, as soaring oil and gas prices led to increased energy exploration and greater demand for drilling equipment, testing and seismic studies. Shares of the nation’s top PC maker Dell sank as sales growth slowed and the firm missed key sales targets as consumers began to seek out less expensive models from its rivals.

Individual security selection was aided by the effectiveness of factors historically successful at identifying outperforming stocks, including analyst estimate revision, free cash flow to price and trailing price-to-earnings (P/E). Price momentum, capital expense changes and change in accruals did not contribute to performance over the period ended November 30, 2005.

Current Strategy and Outlook: Recent economic data releases have been pointing to a fairly robust economy in the United States, although we believe they are still distorted by this year’s Hurricane Katrina and Rita. The main risk to the economy now, in our view, is the possibility that a softening housing market will induce households to curtail their spending, and that the decline in demand will not be fully offset by a rise in net exports or business investment. The equity market has gained momentum in recent weeks on the back of lower energy prices and we are overweight the equity sector, including international.

Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark portfolio. The evaluation includes every stock in the S&P 500 Index. We believe the most recent analysis positions the Fund to capitalize on holdings with superior growth, profitability and balance sheet strength relative to their valuations in terms of earnings and cash flows. The Fund is currently overweight the information technology, energy and consumer staples sectors and underweight in consumer discretionary, health care, and utilities. However, our overall sector exposures are by design quite close to the S&P 500 Index so that nearly all of our relative performance is driven by individual stock selection.

Top Ten Holdings
as of November 30, 2005

(as a percent of net assets)

Exxon Mobil Corp.	3.8%

General Electric Co.	3.1%

Microsoft Corp.	2.3%

Citigroup, Inc.	2.1%

Bank of America Corp.	1.9%

Intel Corp.	1.7%

Procter & Gamble Co.	1.6%

Johnson & Johnson	1.5%

PepsiCo, Inc.	1.4%

Altria Group, Inc.	1.4%

Portfolio holdings are subject to change daily.

*                 Effective December 2005, Omar Aguilar replaced Hugh Whelan as Portfolio Manager to ING Index Plus LargeCap Fund.

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS LARGECAP FUND

Average Annual Total Returns for the Periods Ended November 30, 2005
	1 Year	5 Year	Since Inception of Class A February 3, 1997	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998	Since Inception of Class I December 10, 1996	Since Inception of Class O August 1, 2001	Since Inception of Class R December 8, 2003
Including Sales Charge:
Class A(1)	5.12%	(1.18)%	6.41%	—	—	—	—	—
Class B(2)	2.59%	(1.70)%	—	0.30%	—	—	—	—
Class C(3)	6.91%	(1.07)%	—	—	2.09%	—	—	—
Class I	8.68%	(0.32)%	—	—	—	7.66%	—	—
Class O	8.48%	—	—	—	—	—	1.58%	—
Class R	8.19%	—	—	—	—	—	—	9.43%
Excluding Sales Charge:
Class A	8.38%	(0.58)%	6.78%	—	—	—	—	—
Class B	7.59%	(1.31)%	—	0.30%	—	—	—	—
Class C	7.91%	(1.07)%	—	—	2.09%	—	—	—
Class I	8.68%	(0.32)%	—	—	—	7.66%	—	—
Class O	8.48%	—	—	—	—	—	1.58%	—
Class R	8.19%	—	—	—	—	—	—	9.43%
S&P 500 Composite Stock Price Index(4)	8.45%	0.64%	7.06%(5)	1.69%	2.90%(6)	7.41%(7)	2.48%	10.63%(8)

Based on a $1,000,000 initial investment, the table above illustrates the total return of ING Index Plus LargeCap Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 3.00%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P 500 Composite Stock Price Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(5) Since inception performance for the index is shown from February 1, 1997.

(6) Since inception performance for the index is shown from July 1, 1998.

(7) Since inception performance for the index is shown from December 1, 1996.

(8) Since inception performance for the index is shown from December 1, 2003.

ING INDEX PLUS MIDCAP FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation
as of November 30, 2005

(as a percent of net assets)

	Retail	9.6%

	Insurance	7.9%

	Computers	5.8%

	Oil and Gas	4.8%

	Electric	4.5%

	Healthcare-Services	4.4%

	Commercial Services	4.1%

	Healthcare-Products	3.6%

	Banks	3.6%

	Semiconductors	3.4%

	2 - 3% Industries(1)	28.9%

	1 - 2% Industries(2)	6.0%

	0 - 1% Industries(3)	13.8%

	Other assets and liabilities, net*	(0.4)%

	Total	100.0%

*	Includes Securities Lending Collateral.
(1)	Includes twelve industries, which each represent 2 - 3% of net assets.
(2)	Includes five industries, which each represent 1 - 2% of net assets.
(3)	Includes thirty industries, which each represent <1% of net assets.

Portfolio holdings are subject to change daily.

The ING Index Plus MidCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s (“S&P”) MidCap 400 Index, while maintaining a market level of risk. The Fund is managed by Hugh T.M. Whelan*, CFA, Portfolio Manager, and Douglas Cote’, CFA, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 8.62% compared to the S&P MidCap 400 Index, which returned 10.14% for the same period.

Portfolio Specifics: Fund performance was hurt mainly by individual security selection. Stock selection was especially weak in the industrials, energy and information technology sectors but relatively positive in the financials sector. The largest positive contribution to performance came from our overweight positions in Health Net and in Precision Castparts. The largest detractors to performance came from our underweight position in Arch Coal and our overweight in Michaels Stores.

Shares of managed-care provider Health Net rose sharply alongside many other firms in the industry on growing earnings, a strong position in the Medicare field and anticipation of further growth from the government’s launch of the Medicare Part D prescription drug benefit. Shares of Precision Castparts, maker of complex metal components of jet aircraft engines, rose on strong earnings growth and a series of strategic acquisitions, which may improve margins and overall earnings.

Shares of Arch Coal, the second largest U.S. coal company, skyrocketed as record demand from power plants’ increased production and prices, leading to considerable profit growth. Over the summer and into the fall months, shares of arts and crafts retailer Michaels Stores fell, as sales were less than forecasted and investors feared that consumers would reign in discretionary spending. Steady earnings and an improved outlook helped shares of Michaels Stores recover somewhat in November, 2005.

Individual security selection was hurt by historically successful factors including free cash flow to price and capital expenditure intensity. The factors that added value in our stock selection were our price momentum and relative value.

Current Strategy and Outlook: Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark portfolio. The evaluation includes every stock in the index. The most recent analysis positions the Fund to capitalize on holdings with superior growth, profitability and balance sheet strength relative to their valuations in terms of earnings and cash flows. The Fund is overweight in the information technology and healthcare sectors and underweight in the industrials and consumer discretionary sectors. However, our overall sector exposures are by design quite close to the S&P MidCap 400 Index so that nearly all of our relative performance is driven by individual stock selection.

Top Ten Holdings*
as of November 30, 2005

(as a percent of net assets)

	Chico’s FAS, Inc.	1.3%

	Pacificare Health Systems	1.2%

	Legg Mason, Inc.	1.1%

	Fidelity National Financial, Inc.	1.1%

	SanDisk Corp.	1.1%

	Barr Pharmaceuticals, Inc.	1.0%

	Harris Corp.	1.0%

	Health Net, Inc.	1.0%

	WR Berkley Corp.	0.9%

	Lam Research Corp.	0.9%

*	Excludes short-term investments

Portfolio holdings are subject to change daily.

*                 Effective December 2005, Omar Aguilar replaced Hugh Whelan as Portfolio Manager to ING Index Plus MidCap Fund.

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS MIDCAP FUND

Average Annual Total Returns for the Periods Ended November 30, 2005
	1 Year	5 Year	Since Inception of Class A & I February 3, 1998	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998	Since Inception of Class O August 1, 2001	Since Inception of Class R October 24, 2003
Including Sales Charge:
Class A(1)	10.53%	8.74%	11.68%	—	—	—	—
Class B(2)	8.11%	8.27%	—	11.28%	—	—	—
Class C(3)	12.39%	8.85%	—	—	10.95%	—	—
Class I	14.26%	9.68%	12.40%	—	—	—	—
Class O	13.95%	—	—	—	—	9.03%	—
Class R	13.67%	—	—	—	—	—	16.11%
Excluding Sales Charge:
Class A	13.94%	9.40%	12.11%	—	—	—	—
Class B	13.11%	8.56%	—	11.28%	—	—	—
Class C	13.39%	8.85%	—	—	10.95%	—	—
Class I	14.26%	9.68%	12.40%	—	—	—	—
Class O	13.95%	—	—	—	—	9.03%	—
Class R	13.67%	—	—	—	—	—	16.11%
S&P MidCap 400 Index(4)	16.46%	10.07%	12.15%(5)	12.55%	11.34%(6)	9.95%	16.32%(7)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Index Plus MidCap Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 3.00%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(5) Since inception performance for the index is shown from February 1, 1998.

(6) Since inception performance for the index is shown from July 1, 1998.

(7) Since inception performance for the index is shown from November 1, 2003.

ING INDEX PLUS SMALLCAP FUND	PORTFOLIO MANAGERS’ REPORT

Industry Allocation
as of November 30, 2005

(as a percent of net assets)

	Retail	9.6%

	Oil and Gas	6.3%

	Banks	5.8%

	Healthcare-Products	5.1%

	Software	4.9%

	Insurance	4.8%

	Commercial Services	4.2%

	Electronics	3.8%

	Computers	3.0%

	Gas	3.0%

	2 - 3% Industries(1)	20.8%

	1 - 2% Industries(2)	18.1%

	0 - 1% Industries(3)	10.9%

	Other assets and liabilities, net*	(0.3)%

	Total	100.0%

*	Includes Securities Lending Collateral.
(1)	Includes nine industries, which each represent 2 - 3% of net assets.
(2)	Includes twelve industries, which each represent 1 - 2% of net assets.
(3)	Includes twenty-nine industries, which each represent 0 - 1% of net assets.

Portfolio holdings are subject to change daily.

The ING Index Plus SmallCap Fund (the “Fund”) seeks to outperform the total return performance of the Standard & Poor’s (“S&P”) SmallCap 600 Index, while maintaining a market level of risk. The Fund is managed by Hugh T.M. Whelan*, CFA, Portfolio Manager, and Douglas Cote’, CFA, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 9.72% compared to the S&P SmallCap 600 Index, which returned 10.24% for the same period.

Portfolio Specifics: The Fund underperformed the S&P SmallCap 600 Index primarily due to expenses that the Fund bears. Performance was negatively impacted by security selection in the financials sector, while health care was the largest contributor. Among the largest positive contributors to performance were our overweighted positions in Frontier Oil and Vintage Petroleum. Our overweighted positions in Men’s Warehouse and First Bancorp of Puerto Rico detracted from performance over the six month period ended November 30, 2005.

Frontier Oil and Vintage Petroleum benefited from the big run-up in oil prices this year. Frontier Oil, which has crude oil refining facilities in the Rocky Mountains, rose with other refiners, peaking in early October 2005 not long after oil prices weakened. Exploration and production company Vintage Petroleum also gained on rising energy prices, but the stock soared even further when the firm announced it was to be acquired by Occidental Petroleum. Shares of retailer Men’s Wearhouse fell on fears of weakening consumer spending, store closings due to Hurricanes Katrina and Rita, and the announcement that founder, CEO and spokesman George Zimmer was undergoing surgery. First Bancorp of Puerto Rico’s stock fell steadily throughout most of the six month period ended November 30, 2005, as investors questioned its ability to grow earnings in a rising short-term rate environment, two senior executives announced their retirement and the SEC launched an investigation into the firm’s accounting practices.

Individual security selection was aided by the effectiveness of factors historically successful at identifying outperforming stocks, including analyst estimate revision, free cash flow to price and change in accruals. Price momentum, capital expense changes, and trailing price-to-earnings (P/E) did not contribute to stock selection over the six month period ended November 30, 2005.

Current Strategy and Outlook: Recent economic data releases have been pointing to a fairly robust economy in the United States, though they are still distorted by this year’s Hurricane Katrina and Rita. The main risk to the economy now, in our view, is the possibility that a softening housing market will induce households to curtail their spending, and that the decline in demand will not be fully offset by a rise in net exports or business investment. The equity market has gained momentum in recent weeks on the back of lower energy prices and we are overweight the equity sector, including international.

Our research builds structured portfolios of stocks with fundamental characteristics that we believe will translate into a performance advantage over the benchmark portfolio. The evaluation includes every stock in the S&P SmallCap 600 Index. We believe the most recent analysis positions the Fund to capitalize on holdings with superior growth, profitability and balance sheet strength relative to their valuations in terms of earnings and cash flows. The Fund is currently overweight the consumer discretionary and materials sectors and underweight utilities and health care. However, our overall sector exposures are by design quite close to the S&P SmallCap 600 Index so that nearly all of our relative performance is driven by individual stock selection.

Top Ten Holdings*
as of November 30, 2005

(as a percent of net assets)

	NVR, Inc.	1.1%

	Cimarex Energy Co.	1.0%

	Pharmaceutical Product Development, Inc.	0.9%

	Global Payments, Inc.	0.9%

	Vintage Petroleum, Inc.	0.9%

	Southwestern Energy, Co.	0.9%

	JLG Industries, Inc.	0.9%

	Oshkosh Truck Corp.	0.8%

	Frontier Oil Corp.	0.8%

	Florida Rock Industries, Inc.	0.8%

*	Excludes short-term investments

Portfolio holdings are subject to change daily.

*  Effective December 2005, Omar Aguilar replaced Hugh Whelan as Portfolio Manager to ING Index Plus SmallCap Fund.

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS SMALLCAP FUND

Average Annual Total Returns for the Periods Ended November 30, 2005
	1 Year	5 Year	Since Inception of Class A & I February 3, 1998	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998	Since Inception of Class O August 1, 2001	Since Inception of Class R December 8, 2003
Including Sales Charge:
Class A(1)	6.69%	11.93%	8.06%	—	—	—	—
Class B(2)	4.22%	11.52%	—	10.77%	—	—	—
Class C(3)	8.50%	12.04%	—	—	7.48%	—	—
Class I	10.31%	12.92%	8.77%	—	—	—	—
Class O	10.04%	—	—	—	—	11.13%	—
Class R	9.74%	—	—	—	—	—	15.62%
Excluding Sales Charge:
Class A	9.99%	12.61%	8.48%	—	—	—	—
Class B	9.22%	11.78%	—	10.77%	—	—	—
Class C	9.50%	12.04%	—	—	7.48%	—	—
Class I	10.31%	12.92%	8.77%	—	—	—	—
Class O	10.04%	—	—	—	—	11.13%	—
Class R	9.74%	—	—	—	—	—	15.62%
S&P SmallCap 600 Index(4)	11.07%	13.58%	10.12%(5)	13.52%	9.55%(6)	11.63%	16.47%(7)

Based on a $10,000 initial investment, the table above illustrates the total return of ING Index Plus SmallCap Fund against the Index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 3.00%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The S&P SmallCap 600 Index is an unmanaged index that measures the performance of the small-size company segment of the U.S. market.

(5) Since inception performance for the index is shown from February 1, 1998.

(6) Since inception performance for the index is shown from July 1, 1998.

(7) Since inception performance for the index is shown from December 1, 2003.

ING STRATEGIC ALLOCATION BALANCED FUND	PORTFOLIO MANAGERS’ REPORT

Investment Types
as of November 30, 2005

(as a percent of net assets)

	Common Stock	64.8%

	U.S. Government Agency Obligations	10.6%

	U.S. Treasury Obligations	8.9%

	Repurchase Agreement	8.8%

	Corporate Bonds/Notes	5.3%

	Commercial Paper	2.9%

	Collateralized Mortgage Obligations	2.6%

	Asset-Backed Securities	0.9%

	Preferred Stock	0.4%

	Municipal Bonds	0.1%

	Other assets and liabilities, net*	(5.3)%

	Total	100.0%

*	Includes Securities Lending Collateral.

Portfolio holdings are subject to change daily.

The ING Strategic Allocation Balanced Fund (the “Fund”) seeks to provide total return (i.e., income and capital appreciation, both realized and unrealized). The Fund is managed by Mary Ann Fernandez, Portfolio Manager, and Shiv Mehta, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 3.67% compared to the Russell 3000 Index and the Strategic Allocation Balanced Composite Index, which returned 6.78% and 4.20%, respectively, for the same period.

Portfolio Specifics: Modest tactical allocation changes over the course of time can play an important role in the overall return of the Fund. Our underweight in fixed income securities helped results as did our overweight in international equities. Our exposure to domestic equities, which was overweight for much of the six month period ended November 30, 2005, had a neutral impact on results.

The domestic equity component modestly underperformed its sub-benchmark, the Russell 3000 Index, primarily due to adverse results in the mid- and small-cap portions of the Fund. Overall, returns were helped by an overweight to energy stocks, but hurt by an underweight to financials; these were the two best performing sectors for the six month period ended November 30, 2005. While stock selection was strong among large-cap names, it produced poor results in the small-cap arena, especially in the consumer discretionary sector. This component of the Fund benefited in particular from overweight positions in Apple Computer and Motorola, but suffered due to overweights to Verizon Communications and Dell.

The international equity component outperformed the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE®”) Index by a healthy margin for the six month period ended November 30, 2005 due to strong regional allocation and stock selection. The Fund benefited from an underweight of the United Kingdom, which was the worst performing region in the MSCI EAFE® Index. And while stock selection was negative in sectors like basic materials and manufacturing, these results were more than offset by positive returns from selection in the non-bank financials and telecom sectors.

The fixed income component performed in line with the Lehman Brothers Aggregate Bond (“LBAB”) Index for the six month period ended November 30, 2005. Generally, the Fund benefited from a defensive posture on corporate debt and a duration, or interest-rate sensitivity, less than the Lehman Brothers Aggregate Bond Index. Careful security selection in all the major sectors of the bond market — corporate, mortgage, and asset-backed — avoided most pitfalls. However, these positive efforts were not enough to provide returns in excess of the benchmark, as sector allocation and, at times, our short duration posture detracted from returns. Several unique categories contributed positively — floating rate paper and hybrid mortgages fared better than other categories in a rising rate environment. Except for a brief period around the timing of Hurricane Katrina, the Fund was positioned for increasing interest rates.

Current Strategy and Outlook: Recent economic data releases have been pointing to a fairly robust economy in the United States, though they are still distorted by this year’s Hurricane Katrina and Rita. The main risk to the economy now, in our view, is the possibility that a softening housing market will induce households to curtail their spending, and that the decline in demand will not be fully offset by a rise in net exports or business investment. The equity market has gained momentum in recent weeks on the back of lower energy prices and we are overweight the equity sector, including international. We believe bond yields will rise from current levels as the Federal Reserve continues to tighten the supply of credit, and so we remain modestly underweighted in bonds.

Top Ten Holdings*
as of November 30, 2005

(as a percent of net assets)

	U.S. Treasury Note, 4.500%, due 11/15/10	2.6%

	Exxon Mobil Corp.	2.0%

	U.S. Treasury Note, 4.250%, due 10/15/10	1.9%

	Federal National Mortgage Association, 5.000%, due 12/15/35	1.8%

	General Electric Co.	1.6%

	Bank of America Corp.	1.3%

	U.S. Treasury Bond, 5.375%, due 02/15/31	1.3%

	Intel Corp.	1.2%

	Microsoft Corp.	1.1%

	Citigroup, Inc.	1.1%

*	Excludes short-term investments

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING STRATEGIC ALLOCATION BALANCED FUND

Average Annual Total Returns for the Periods Ended November 30, 2005
	1 Year	5 Year	10 Year	Since Inception of Class A January 20, 1997	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:
Class A(1)	(0.03)%	1.69%	—	3.59%	—	—
Class B(2)	0.31%	1.79%	—	—	2.55%	—
Class C(3)	4.33%	2.15%	—	—	—	1.41%
Class I	6.39%	3.18%	6.24%	—	—	—
Excluding Sales Charge:
Class A	6.07%	2.90%	—	4.28%	—	—
Class B	5.31%	2.16%	—	—	2.55%	—
Class C	5.33%	2.15%	—	—	—	1.41%
Class I	6.39%	3.18%	—	—	—	—
Russell 3000 Index(4)	9.80%	1.90%	9.37%	7.37%(5)	2.89%	3.64%(6)
Strategic Allocation Balanced Composite Index(7)	7.12%	3.86%	8.17%	7.17%(5)	4.39%	4.84%(6)

Based on a $1,000,000 initial investment, the table above illustrates the total return of ING Strategic Allocation Balanced Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 3000 Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(5) Since inception performance for the index is shown from February 1, 1997.

(6) Since inception performance for the index is shown from July 1, 1998.

(7) The Strategic Allocation Balanced Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. See page 16 for additional information.

ING STRATEGIC ALLOCATION BALANCED FUND	PORTFOLIO MANAGERS’ REPORT

Investment Types
as of November 30, 2005

(as a percent of net assets)

	Common Stock	81.7%

	U.S. Government Agency Obligations	5.5%

	U.S. Treasury Obligations	5.6%

	Repurchase Agreement	7.7%

	Corporate Bonds/Notes	1.9%

	Commercial Paper	1.1%

	Collateralized Mortgage Obligations	0.9%

	Asset-Backed Securities	0.3%

	Preferred Stock	0.1%

	Municipal Bonds	0.1%

	Other assets and liabilities, net*	(4.9)%

	Total	100.0%

*	Includes Securities Lending Collateral.

Portfolio holdings are subject to change daily.

The ING Strategic Allocation Growth Fund (the “Fund”) seeks to provide capital appreciation. The Fund is managed by Mary Ann Fernandez, Portfolio Manager, and Shiv Mehta, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 5.42% compared to the Russell 3000 Index and the Strategic Allocation Growth Composite Index, which returned 6.78% and 5.78%, respectively, for the same period.

Portfolio Specifics: Modest tactical allocation changes over the course of time can play an important role in the overall return of the Fund. Our underweight in fixed income securities helped results as did our overweight in international equities. Our exposure to domestic equities, which was overweight for much of the six month period ended November 30, 2005, had a neutral impact on results.

The domestic equity component modestly underperformed its sub-benchmark, the Russell 3000 Index, primarily due to adverse results in the mid- and small-cap portions of the Fund. Overall, returns were helped by an overweight to energy stocks, but hurt by an underweight to financials; these were the two best performing sectors for the six month period ended November 30, 2005. While stock selection was strong among large-cap names, it produced poor results in the small-cap arena, especially in the consumer discretionary sector. This component of the Fund benefited in particular from overweight positions in Apple Computer and Motorola, but suffered due to overweights to Verizon Communications and Dell.

The international equity component outperformed the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE®”) Index by a healthy margin for the six month period ended November 30, 2005 due to strong regional allocation and stock selection. The Fund benefited from an underweight of the United Kingdom, which was the worst performing region in the MSCI EAFE® Index. And while stock selection was negative in sectors like basic materials and manufacturing, these results were more than offset by positive returns from selection in the non-bank financials and telecom sectors.

The fixed income component performed in line with the Lehman Brothers Aggregate Bond (“LBAB”) Index for the six month period ended November 30, 2005. Generally, the Fund benefited from a defensive posture on corporate debt and a duration, or interest-rate sensitivity, less than the Lehman Brothers Aggregate Bond Index. Careful security selection in all the major sectors of the bond market — corporate, mortgage, and asset-backed — avoided most pitfalls. However, these positive efforts were not enough to provide returns in excess of the benchmark, as sector allocation and, at times, our short duration posture detracted from returns. Several unique categories contributed positively — floating rate paper and hybrid mortgages fared better than other categories in a rising rate environment. Except for a brief period around the timing of Hurricane Katrina, the Fund was positioned for increasing interest rates.

Current Strategy and Outlook: Recent economic data releases have been pointing to a fairly robust economy in the United States, though they are still distorted by this year’s Hurricane Katrina and Rita. The main risk to the economy now, in our view, is the possibility that a softening housing market will induce households to curtail their spending, and that the decline in demand will not be fully offset by a rise in net exports or business investment. The equity market has gained momentum in recent weeks on the back of lower energy prices and we are overweight the equity sector, including international. We believe bond yields will rise from current levels as the Federal Reserve continues to tighten the supply of credit, and so we remain modestly underweighted in bonds.

Top Ten Holdings*
as of November 30, 2005

(as a percent of net assets)

	Exxon Mobil Corp.	2.3%

	General Electric Co.	1.8%

	Bank of America Corp.	1.5%

	U.S. Treasury Note, 4.375%, 11/15/08	1.4%

	Intel Corp.	1.4%

	Microsoft Corp.	1.2%

	Citigroup, Inc.	1.2%

	U.S. Treasury Note, 4.500%, 11/15/10	1.1%

	U.S. Treasury Note, 4.250%, 10/15/10	1.1%

	Chevron Corp.	1.0%

*	Excludes short-term investments

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING STRATEGIC ALLOCATION BALANCED FUND

Average Annual Total Returns for the Periods Ended November 30, 2005
	1 Year	5 Year	10 Year	Since Inception of Class A January 20, 1997	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:
Class A(1)	1.59%	0.95%	—	3.69%	—	—
Class B(2)	2.06%	1.04%	—	—	2.46%	—
Class C(3)	6.10%	1.39%	—	—	—	1.17%
Class I	8.11%	2.41%	6.86%	—	—	—
Excluding Sales Charge:
Class A	7.78%	2.16%	—	4.39%	—	—
Class B	7.06%	1.42%	—	—	2.46%	—
Class C	7.10%	1.39%	—	—	—	1.17%
Class I	8.11%	2.41%	6.86%	—	—	—
Russell 3000 Index(4)	9.80%	1.90%	9.37%	7.37%(5)	2.89%	3.64%(6)
Strategic Allocation Growth Composite Index(7)	8.76%	3.26%	8.67%	7.34%(5)	3.93%	4.46%(6)

Based on a $1,000,000 initial investment, the table above illustrates the total return of ING Strategic Allocation Growth Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Russell 3000 Index is an unmanaged index that measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(5) Since inception performance for the index is shown from February 1, 1997.

(6) Since inception performance for the index is shown from July 1, 1998.

(7) The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. See page 16 for additional information.

ING STRATEGIC ALLOCATION BALANCED FUND	PORTFOLIO MANAGERS’ REPORT

Investment Types
as of November 30, 2005

(as a percent of net assets)

	Common Stock	40.8%

	U.S. Government Agency Obligations	17.7%

	U.S. Treasury Obligations	14.8%

	Repurchase Agreement	17.0%

	Corporate Bonds/Notes	8.6%

	Commercial Paper	2.1%

	Collateralized Mortgage Obligations	4.9%

	Asset-Backed Securities	1.4%

	Preferred Stock	0.7%

	Municipal Bonds	0.2%

	Other assets and liabilities, net*	(8.2)%

	Total	100.0%

*	Includes Securities Lending Collateral.

Portfolio holdings are subject to change daily.

The ING Strategic Allocation Income Fund (the “Fund”) seeks to provide total return consistent with preservation of capital. The Fund is managed by Mary Ann Fernandez, Portfolio Manager, and Shiv Mehta, Portfolio Manager, ING Investment Management Co. — the Sub-Adviser.

Performance: For the six months ended November 30, 2005, the Fund’s Class A shares, excluding sales charges, provided a total return of 2.25% compared to the Lehman Brothers Aggregate Bond Index and the Strategic Allocation Income Composite Index, which returned (0.48)% and 2.27%, respectively, for the same period.

Portfolio Specifics: Modest tactical allocation changes over the course of time can play an important role in the overall return of the Fund. Our underweight in fixed income securities helped results as did our overweight in international equities. Our exposure to domestic equities, which was overweight for much of the six month period ended November 30, 2005, had a neutral impact on results.

The domestic equity component modestly underperformed its sub-benchmark, the Russell 3000 Index, primarily due to adverse results in the mid- and small-cap portions of the Fund. Overall, returns were helped by an overweight to energy stocks, but hurt by an underweight to financials; these were the two best performing sectors for the six month period ended November 30, 2005. While stock selection was strong among large-cap names, it produced poor results in the small-cap arena, especially in the consumer discretionary sector. This component of the Fund benefited in particular from overweight positions in Apple Computer and Motorola, but suffered due to overweights to Verizon Communications and Dell.

The international equity component outperformed the Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE®”) Index by a healthy margin for the six month period ended November 30, 2005 due to strong regional allocation and stock selection. The Fund benefited from an underweight of the United Kingdom, which was the worst performing region in the MSCI EAFE® Index. And while stock selection was negative in sectors like basic materials and manufacturing, these results were more than offset by positive returns from selection in the non-bank financials and telecom sectors.

The fixed income component performed in line with the Lehman Brothers Aggregate Bond (“LBAB”) Index for the six month period ended November 30, 2005. Generally, the Fund benefited from a defensive posture on corporate debt and a duration, or interest-rate sensitivity, less than the Lehman Brothers Aggregate Bond Index. Careful security selection in all the major sectors of the bond market — corporate, mortgage, and asset-backed — avoided most pitfalls. However, these positive efforts were not enough to provide returns in excess of the benchmark, as sector allocation and, at times, our short duration posture detracted from returns. Several unique categories contributed positively — floating rate paper and hybrid mortgages fared better than other categories in a rising rate environment. Except for a brief period around the timing of Hurricane Katrina, the Fund was positioned for increasing interest rates.

Current Strategy and Outlook: Recent economic data releases have been pointing to a fairly robust economy in the United States, though they are still distorted by this year’s Hurricane Katrina and Rita. The main risk to the economy now, in our view, is the possibility that a softening housing market will induce households to curtail their spending, and that the decline in demand will not be fully offset by a rise in net exports or business investment. The equity market has gained momentum in recent weeks on the back of lower energy prices and we are overweight the equity sector, including international. We believe bond yields will rise from current levels as the Federal Reserve continues to tighten the supply of credit, and so we remain modestly underweighted in bonds.

Top Ten Holdings*
as of November 30, 2005

(as a percent of net assets)

	U.S. Treasury Note, 4.500%, due 11/15/10	4.6%

	U.S. Treasury Note, 4.250%, due 10/15/10	3.4%

	Federal National Mortgage Association, 5.000%, due 12/15/35	2.7%

	U.S. Treasury Bond, 5.375%, due 02/15/31	2.3%

	Federal National Mortgage Association, 6.000%, due 12/15/34	1.8%

	Federal National Mortgage Association, 5.000%, due 12/01/17	1.4%

	Exxon Mobil Corp.	1.3%

	U.S. Treasury Note, 4.250%, due 11/30/07	1.3%

	U.S. Treasury Note, 4.500%, due 11/15/15	1.1%

	General Electric Co.	1.1%

*	Excludes short-term investments

Portfolio holdings are subject to change daily.

PORTFOLIO MANAGERS’ REPORT	ING STRATEGIC ALLOCATION BALANCED FUND

Average Annual Total Returns for the Periods Ended November 30, 2005
	1 Year	5 Year	10 Year	Since Inception of Class A January 20, 1997	Since Inception of Class B March 1, 1999	Since Inception of Class C June 30, 1998
Including Sales Charge:
Class A(1)	(1.40)%	2.12%	—	3.98%	—	—
Class B(2)	(1.17)%	2.18%	—	—	3.18%	—
Class C(3)	2.89%	2.55%	—	—	—	2.45%
Class I	4.85%	3.58%	6.10%	—	—	—
Excluding Sales Charge:
Class A	4.61%	3.33%	—	4.67%	—	—
Class B	3.83%	2.55%	—	—	3.18%	—
Class C	3.89%	2.55%	—	—	—	2.45%
Class I	4.85%	3.58%	6.10%	—	—	—
Lehman Brothers Aggregate Bond Index(4)	2.40%	6.06%	6.21%	6.43%(5)	5.92%	5.86%(6)
Strategic Allocation Income Composite Index(7)	5.09%	4.54%	7.39%	6.82%(5)	4.89%	5.19%(6)

Based on a $1,000,000 initial investment, the table above illustrates the total return of ING Strategic Allocation Income Fund against the Indices indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Fund’s performance is shown both with and without the imposition of sales charges.

The performance table does not reflect the deduction of taxes that a shareholder will pay on Fund distributions or the redemption of Fund shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Manager and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

Performance data represents past performance and is no assurance of future results. Investment return and principal value of an investment in the Fund will fluctuate. Shares, when sold, may be worth more or less than their original cost. The Fund’s current performance may be lower or higher than the performance data shown. Please log on to www.ingfunds.com or call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Fund holdings are subject to change daily.

(1) Reflects deduction of the maximum Class A sales charge of 5.75%.

(2) Reflects deduction of the Class B deferred sales charge of 5% and 2%, respectively, for the 1 year and 5 year returns.

(3) Reflects deduction of the Class C deferred sales charge of 1% for the 1 year return.

(4) The Lehman Brothers Aggregate Bond Index is a widely recognized, unmanaged index of publicly issued, fixed-rate U.S. Government, investment grade, mortgage-backed and corporate debt securities.

(5) Since inception performance for the index is shown from February 1, 1997.

(6) Since inception performance for the index is shown from July 1, 1998.

(7) The Strategic Allocation Income Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. See page 16 for additional information.

PORTFOLIO MANAGERS’ REPORT	Additional Information

Asset Class

	ING Strategic Allocation Balanced Fund(1)	ING Strategic Allocation Growth Fund	ING Strategic Allocation Income Fund(2)
Equities
Domestic Stocks
Range	0-75%	10-100%	0-70%

International Stocks
Range	0-10%	0-20%	0-10%

Fixed Income
Range	0-70%	0-40%	0-100%

Money Market Instruments
Range	0-30%	0-30%	0-30%

(1)  ING Strategic Allocation Balanced Fund will invest no more than 60% of its assets in any combination of the following asset sub-classes:  small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

(2)  ING Strategic Allocation Income Fund will invest no more than 35% of its assets in any combination of the following asset sub-classes:  small-/mid-capitalization stocks, high-yield bonds, international stocks and international fixed-income securities.

The Sub-Adviser uses the Strategic Allocation Balanced Composite, Strategic Allocation Growth Composite, and Strategic Allocation Income Composite indices as benchmarks to which it compares the performance of ING Strategic Allocation Balanced Fund, ING Strategic Allocation Growth Fund and ING Strategic Allocation Income Fund, respectively. Each of these Composite indices is a blended index that is derived from the asset class comparative indices set out in the chart below. The chart shows the weightings for each asset class comparative index represented in each benchmark Composite Index, as a percentage of the Composite Index.

Composite Index	Russell 3000 Index(3)	Morgan Stanley Capital International Europe, Australasia and Far East Index(4)	Lehman Brothers Aggregate Bond Index(5)	91-Day U.S. Treasury Bill Rate
Strategic Allocation Balanced Composite(6)	55%	5%	35%	5%
Strategic Allocation Growth Composite(7)	70%	10%	20%	0%
Strategic Allocation Income Composite(8)	35%	0%	55%	10%

(3)  The Russell 3000 Index measures performance of the 3,000 largest U.S. companies based on total market capitalization.

(4)  The Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(5)  The Lehman Brothers Aggregate Bond Index is composed of publicly issued, fixed-rate U.S. Government, investment grade, mortgaged-backed and corporate debt securities.

(6)  The Strategic Allocation Balanced Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 15% in large capitalization stocks, 15% for small-/mid-cap stocks, 15% in international stocks, 15% in real estate stocks, 25% in U.S. dollar bonds, and 10% in international bonds and 5% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 25% in large cap stocks, 15% in small-/mid-cap stocks, 15% in international stocks, 5% in real estate stocks, 30% in U.S. dollar bonds, and 5% in international bonds and 5% in money market instruments. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(7)  The Strategic Allocation Growth Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 20% in large capitalization stocks, 20% for small-/mid-cap stocks, 20% in international stocks, 20% in real estate stocks, 10% in U.S. dollar bonds, and 10% in international bonds. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 35% in large cap stocks, 20% in small-/mid-cap stocks, 20% in international stocks, 5% in real estate stocks, 15% in U.S. dollar bonds, and 5% in international bonds. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

(8)  The Strategic Allocation Income Composite is comprised of the asset class indices that correspond to the particular asset classes in which the Fund invests and their benchmark weightings. From time to time, adjustments have been made in the asset classes and/or weightings applicable to the Fund, and corresponding adjustments have been made to the composite. Prior to March 1, 2000, the benchmark weightings for the Fund and the composite were 10% in large capitalization stocks, 10% for small-/mid-cap stocks, 10% in international stocks, 10% in real estate stocks, 40% in U.S. dollar bonds, and 10% in international bonds and 10% in money market instruments. The composite for the period March 1, 2000 through December 31, 2001 reflects benchmark weightings of 15% in large cap stocks, 10% in small-/mid-cap stocks, 10% in international stocks, 5% in real estate stocks, 45% in U.S. dollar bonds, and 5% in international bonds and 10% in money market instruments. Effective October 1, 2002 a single category of domestic stocks replaced the group of categories of large cap stocks, small-/mid-cap stocks, and real estate stocks, and the category of international bonds was removed.

All indices are unmanaged.
An investor cannot invest directly in an index.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution [and/or service] (12b–1) fees; and other Fund expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2005 to November 30, 2005.

Actual Expenses

The first section of the table shown, “Actual Fund Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second section of the table shown, “Hypothetical 5% Return,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ING Index Plus LargeCap Fund	Beginning Account Value June 1, 2005	Ending Account Value November 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2005*

Actual Fund Return
Class A	$1,000.00	$1,057.20	0.93%	$4.80
Class B	1,000.00	1,053.60	1.68	8.65
Class C	1,000.00	1,054.50	1.43	7.36
Class I	1,000.00	1,058.00	0.68	3.51
Class O	1,000.00	1,057.60	0.93	4.80
Class R	1,000.00	1,056.10	1.18	6.08
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.41	0.93%	$4.71
Class B	1,000.00	1,016.65	1.68	8.49
Class C	1,000.00	1,017.90	1.43	7.23
Class I	1,000.00	1,021.66	0.68	3.45
Class O	1,000.00	1,020.41	0.93	4.71
Class R	1,000.00	1,019.15	1.18	5.97

*    Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Index Plus MidCap Fund	Beginning Account Value June 1, 2005	Ending Account Value November 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2005*

Actual Fund Return
Class A	$1,000.00	$1,086.20	1.00%	$5.23
Class B	1,000.00	1,082.10	1.75	9.13
Class C	1,000.00	1,083.90	1.50	7.84
Class I	1,000.00	1,087.60	0.75	3.92
Class O	1,000.00	1,086.50	1.00	5.23
Class R	1,000.00	1,085.40	1.25	6.53
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.05	1.00%	$5.06
Class B	1,000.00	1,016.29	1.75	8.85
Class C	1,000.00	1,017.55	1.50	7.59
Class I	1,000.00	1,021.31	0.75	3.80
Class O	1,000.00	1,020.05	1.00	5.06
Class R	1,000.00	1,018.80	1.25	6.33
ING Index Plus SmallCap Fund
Actual Fund Return
Class A	$1,000.00	$1,097.20	1.00%	$5.26
Class B	1,000.00	1,092.90	1.75	9.18
Class C	1,000.00	1,094.30	1.50	7.88
Class I	1,000.00	1,099.10	0.75	3.95
Class O	1,000.00	1,097.10	1.00	5.26
Class R	1,000.00	1,096.00	1.25	6.57
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.05	1.00%	$5.06
Class B	1,000.00	1,016.29	1.75	8.85
Class C	1,000.00	1,017.55	1.50	7.59
Class I	1,000.00	1,021.31	0.75	3.80
Class O	1,000.00	1,020.05	1.00	5.06
Class R	1,000.00	1,018.80	1.25	6.33

*    Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

ING Strategic Allocation Balanced Fund	Beginning Account Value June 1, 2005	Ending Account Value November 30, 2005	Annualized Expense Ratio	Expenses Paid During the Six Months Ended November 30, 2005*

Actual Fund Return
Class A	$1,000.00	$1,036.70	1.20%	$ 6.13
Class B	1,000.00	1,033.50	1.95	9.94
Class C	1,000.00	1,033.90	1.95	9.94
Class I	1,000.00	1,033.90	0.95	4.84
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.05	1.20%	$ 6.07
Class B	1,000.00	1,015.29	1.95	9.85
Class C	1,000.00	1,015.29	1.95	9.85
Class I	1,000.00	1,020.36	0.95	4.81
ING Strategic Allocation Growth Fund
Actual Fund Return
Class A	$1,000.00	$1,054.20	1.25%	$ 6.44
Class B	1,000.00	1,051.30	2.00	10.28
Class C	1,000.00	1,051.00	2.00	10.28
Class I	1,000.00	1,056.40	1.00	5.16
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,018.80	1.25%	$ 6.33
Class B	1,000.00	1,015.04	2.00	10.10
Class C	1,000.00	1,015.04	2.00	10.10
Class I	1,000.00	1,020.05	1.00	5.06
ING Strategic Allocation Income Fund
Actual Fund Return
Class A	$1,000.00	$1,022.50	1.15%	$ 5.83
Class B	1,000.00	1,018.80	1.90	9.61
Class C	1,000.00	1,018.60	1.90	9.62
Class I	1,000.00	1,023.20	0.90	4.56
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.30	1.15%	$ 5.82
Class B	1,000.00	1,015.54	1.90	9.60
Class C	1,000.00	1,015.54	1.90	9.60
Class I	1,000.00	1,020.56	0.90	4.56

*    Expenses are equal to each Fund’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2005 (UNAUDITED)

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
ASSETS:
Investments in securities at value+*	$486,949,052	$353,501,542	$134,149,815
Short-term investments at amortized cost	58,093,141	68,986,605	35,919,125
Repurchase agreement	1,489,000	2,915,000	1,414,000
Cash	—	18	362
Receivables:
Investment securities sold	6,521,568	15,092,840	5,789,900
Fund shares sold	130,281	695,032	337,946
Dividends and interest	1,132,898	325,789	58,416
Prepaid expenses	37,096	29,666	25,763
Reimbursement due from manager	—	—	4,389
Total assets	554,353,036	441,546,492	177,699,716

LIABILITIES:
Payable for investment securities purchased	5,444,981	16,964,982	6,425,527
Payable for fund shares redeemed	192,000	189,566	64,393
Payable upon receipt of securities loaned	58,093,141	68,986,605	35,919,125
Payable to affiliates	320,546	250,172	96,769
Payable to custodian due to bank overdraft	198	—	—
Payable for director fees	5,105	221	940
Other accrued expenses and liabilities	140,310	91,116	67,180
Total liabilities	64,196,281	86,482,662	42,573,934
NET ASSETS	$490,156,755	$355,063,830	$135,125,782

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$480,800,517	$274,096,896	$101,052,675
Undistributed net investment income	3,616,908	740,186	39,621
Accumulated net realized gain (loss) on investments and futures	(109,872,935)	10,912,721	1,628,702
Net unrealized appreciation on investments and futures	115,612,265	69,314,027	32,404,784
	$490,156,755	$355,063,830	$135,125,782

+ Including securities loaned at value	$56,132,195	$67,384,347	$35,102,632
* Cost of investments in securities	$371,336,787	$284,187,515	$101,745,031

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
Class A:
Net Assets	$253,668,538	$179,833,603	$62,306,291
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	15,771,404	10,188,495	3,449,047
Net asset value and redemption price per share	$16.08	$17.65	$18.06
Maximum offering price per share (3.00%)(1)	$16.58	$18.20	$18.62
Class B:
Net Assets	$36,831,303	$31,135,174	$15,863,787
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,312,012	1,831,099	923,946
Net asset value and redemption price per share(2)	$15.93	$17.00	$17.17
Maximum offering price per share	$15.93	$17.00	$17.17
Maximum offering price per share
Class C:
Net Assets	$16,607,686	$19,296,518	$7,212,790
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,034,691	1,122,662	414,244
Net asset value and redemption price per share(2)	$16.05	$17.19	$17.41
Maximum offering price per share	$16.05	$17.19	$17.41
Class I:
Net Assets	$116,613,973	$60,532,939	$11,039,438
Shares authorized	100,000,000	100,000,000	100,000,000
	$0.001	$0.001	$0.001
Shares outstanding	7,186,942	3,388,120	599,792
Net asset value and redemption price per share	$16.23	$17.87	$18.41
Maximum offering price per share	$16.23	$17.87	$18.41
Class O:
Net Assets	$45,874,591	$40,793,020	$32,726,798
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	2,841,037	2,302,380	1,799,084
Net asset value and redemption price per share	$16.15	$17.72	$18.19
Maximum offering price per share	$16.15	$17.72	$18.19
Class R:
Net Assets	$20,560,664	$23,472,576	$5,976,678
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,285,733	1,338,327	331,518
Net asset value and redemption price per share	$15.99	$17.54	$18.03
Maximum offering price per share	$15.99	$17.54	$18.03

(1)  Maximum offering price is computed at 100/97 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2005 (UNAUDITED)

	ING Strategic Allocation Balanced Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Income Fund
ASSETS:
Investments in securities at value+*	$95,945,813	$89,290,566	$42,095,194
Short-term investments**	2,995,228	998,409	998,409
Short-term investments at amortized cost	15,076,410	11,605,625	9,096,058
Repurchase agreement	9,039,000	7,157,000	8,043,000
Cash	27,455	1,287	1,756
Cash collateral for futures	7,205	15,750	5,805
Foreign currencies at value***	1,314	1,878	341
Receivables:
Investment securities sold	4,133,786	4,031,067	1,532,614
Fund shares sold	57,582	456,325	130
Dividends and interest	341,187	255,510	193,368
Prepaid expenses	23,191	23,385	22,722
Reimbursement due from manager	10,045	4,668	8,237
Total assets	127,658,216	113,841,470	61,997,634

LIABILITIES:
Payable for investment securities purchased	9,780,557	9,045,251	5,498,974
Payable for fund shares redeemed	127,490	68,109	71,994
Payable for futures variation margin	781	2,050	625
Payable upon receipt of securities loaned	15,076,410	11,605,625	9,096,058
Payable to affiliates	99,887	87,970	44,597
Payable for director fees	1,485	602	926
Other accrued expenses and liabilities	52,880	114,135	38,588
Total liabilities	25,139,490	20,923,742	14,751,762
NET ASSETS	$102,518,726	$92,917,728	$47,245,872

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$93,205,489	$83,369,234	$42,770,737
Undistributed net investment income	1,323,962	728,604	874,821
Accumulated net realized gain (loss) on investments, foreign currency related transactions and futures	(1,604,133)	(1,844,518)	961,635
Net unrealized appreciation on investments foreign currency related transactions and futures	9,593,408	10,664,408	2,638,679
NET ASSETS	$102,518,726	$92,917,728	$47,245,872

+	Including securities loaned at value	$14,721,832	$11,321,642	$8,889,495
*	Cost of investments in securities	$86,347,794	$78,621,881	$39,453,127
**	Cost of short-term investments	$2,995,569	$998,523	$998,522
***	Cost of foreign currencies	$1,313	$1,875	$328

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF NOVEMBER 30, 2005 (UNAUDITED)

	ING Strategic Allocation Balanced Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Income Fund
Class A:
Net Assets	$69,757,538	$57,868,027	$33,767,627
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	5,880,158	4,800,854	3,101,301
Net asset value and redemption price per share	$11.86	$12.05	$10.89
Maximum offering price per share (5.75%)(1)	$12.58	$12.79	$11.55
Class B:
Net Assets	$14,018,475	$11,453,493	$3,950,445
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,195,293	963,591	363,981
Net asset value and redemption price per share(2)	$11.73	$11.89	$10.85
Maximum offering price per share	$11.73	$11.89	$10.85
Class C:
Net Assets	$1,236,275	$1,438,499	$568,455
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	104,090	120,307	51,978
Net asset value and redemption price per share(2)	$11.88	$11.96	$10.94
Maximum offering price per share	$11.88	$11.96	$10.94
Class I:
Net Assets	$17,506,438	$22,157,709	$8,959,345
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	1,459,222	1,821,060	812,826
	$12.00	$12.17	$11.02
Maximum offering price per share	$12.00	$12.17	$11.02

(1)  Maximum offering price is computed at 100/94.25 of net asset value. On purchases of $50,000 or more, the offering price is reduced.

(2)  Redemption price per share may be reduced for any applicable contingent deferred sales charges.

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2005 (UNAUDITED)

	ING Index Plus LargeCap Fund	ING Index Plus MidCap Fund	ING Index Plus SmallCap Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$4,441,397	$2,034,704	$693,677
Interest	41,172	48,663	16,705
Securities lending income	23,028	17,371	29,583
Total investment income	4,505,597	2,100,738	739,965

EXPENSES:
Investment management fees	1,100,659	737,908	283,722
Distribution and service fees:
Class A	318,681	214,463	74,444
Class B	187,111	147,996	76,463
Class C	63,055	68,346	24,396
Class O	51,277	45,510	38,689
Class R	47,484	48,688	12,678
Transfer agent fees	180,415	167,345	105,000
Administrative service fees	195,677	131,184	50,440
Shareholder reporting expense	53,840	32,084	14,160
Registration fees	36,150	35,403	32,129
Professional fees	31,144	20,030	6,621
Custody and accounting expense	34,430	28,500	18,710
Directors fees	16,224	7,503	2,608
Miscellaneous expense	17,747	9,745	4,619
Total expenses	2,333,894	1,694,705	744,679
Net recouped (waived and reimbursed) fees	—	59,338	(44,335)
Net expenses	2,333,894	1,754,043	700,344
Net investment income	2,171,703	346,695	39,621

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES:
Net realized gain on:
Investments	16,237,002	8,219,853	1,712,639
Futures	20,046	145,197	—
Net realized gain on investments and futures	16,257,048	8,365,050	1,712,639
Net change in unrealized appreciation or depreciation on:
Investments	8,806,637	17,899,078	9,568,959
Futures	(9,663)	(11,328)	—
Net change in unrealized appreciation on investments and futures	8,796,974	17,887,750	9,568,959
Net realized and unrealized gain on investments and futures	25,054,022	26,252,800	11,281,598
Increase in net assets resulting from operations	$27,225,725	$26,599,495	$11,321,219

* Foreign taxes withheld	$—	$—	$543

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE SIX MONTHS ENDED NOVEMBER 30, 2005 (UNAUDITED)

	ING Strategic Allocation Balanced Fund	ING Strategic Allocation Growth Fund	ING Strategic Allocation Income Fund
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*	$639,674	$681,699	$194,968
Interest	768,797	303,119	580,783
Securities lending income	20,352	9,132	13,208
Total investment income	1,428,823	993,950	788,959

EXPENSES:
Investment management fees	428,187	362,278	191,888
Distribution and service fees:
Class A	84,360	69,233	42,360
Class B	56,503	49,421	16,967
Class C	5,127	5,768	2,740
Transfer agent fees	7,970	7,410	3,250
Administrative service fees	42,819	36,228	19,189
Shareholder reporting expense	9,538	3,120	4,259
Registration fees	23,846	40,269	22,255
Professional fees	8,289	2,209	914
Custody and accounting expense	28,493	25,853	22,265
Directors fees	4,169	2,745	1,714
Miscellaneous expense	4,417	3,152	2,372
Total expenses	703,718	607,686	330,173
Net waived and reimbursed fees	(50,688)	(30,348)	(52,110)
Net expenses	653,030	577,338	278,063
Net investment income	775,793	416,612	510,896

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY RELATED TRANSACTIONS AND FUTURES:
Investments	2,130,485	2,044,659	605,759
Foreign currency related transactions	(4,831)	(9,610)	(489)
Futures	64,360	36,874	43,438
Net realized gain on investments, foreign currency related transactions, and futures	2,190,014	2,071,923	648,708
Net change in unrealized appreciation or depreciation on:
Investments	687,756	2,201,291	(92,857)
Foreign currency related transactions	(613)	(403)	93
Futures	(24,229)	(12,459)	(29,647)
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	662,914	2,188,429	(122,411)
Net realized and unrealized gain on investments, foreign currency related transactions and futures	2,852,928	4,260,352	526,297
Increase in net assets resulting from operations	$3,628,721	$4,676,964	$1,037,193

* Foreign taxes withheld	$6,827	$7,225	$2,086

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Index Plus LargeCap Fund		ING Index Plus MidCap Fund
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income	$2,171,703	$5,029,385	$346,695	$481,698
Net realized gain on investments and futures	16,257,048	17,302,585	8,365,050	5,527,535
Net change in unrealized appreciation on investments and futures	8,796,974	14,927,548	17,887,750	23,849,043
Net increase in net assets resulting from operations	27,225,725	37,259,518	26,599,495	29,858,276

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(2,775,309)	—	(172,583)
Class B	—	(102,651)	—	—
Class C	—	(84,216)	—	—
Class I	—	(1,632,705)	—	(74,633)
Class O	—	(274,463)	—	(35,698)
Class R	—	(89,619)	—	(19,265)
Net realized gains:
Class A	—	—	—	(505,269)
Class B	—	—	—	(92,890)
Class C	—	—	—	(55,151)
Class I	—	—	—	(109,538)
Class O	—	—	—	(87,778)
Class R	—	—	—	(34,196)
Total distributions	—	(4,958,963)	—	(1,187,001)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	43,853,142	122,727,964	70,980,860	113,056,865
Dividends reinvested	—	4,825,985	—	1,127,608
	43,853,142	127,553,949	70,980,860	114,184,473
Cost of shares redeemed	(69,772,606)	(145,514,723)	(33,107,172)	(52,665,996)
Net increase (decrease) in net assets resulting from capital share transactions	(25,919,464)	(17,960,774)	37,873,688	61,518,477
Net increase in net assets	1,306,261	14,339,781	64,473,183	90,189,752

NET ASSETS:
Beginning of period	488,850,494	474,510,713	290,590,647	200,400,895
End of period	$490,156,755	$488,850,494	$355,063,830	$290,590,647
Undistributed net investment income at end of period	$3,616,908	$1,445,205	$740,186	$393,491

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Index Plus SmallCap Fund		ING Strategic Allocation Balanced Fund
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income	$39,621	$17,307	$775,793	$1,336,003
Net realized gain on investments, foreign currency related transactions, and futures	1,712,639	869,951	2,190,014	5,507,020
Net change in unrealized appreciation on investments, foreign currency related transactions and futures	9,568,959	12,030,468	662,914	1,354,947
Net increase in net assets resulting from operations	11,321,219	12,917,726	3,628,721	8,197,970

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	—	—	(847,861)
Class B	—	—	—	(42,783)
Class C	—	—	—	(3,818)
Class I	—	—	—	(443,286)
Net realized gains:
Class A	—	(1,616,603)	—	—
Class B	—	(394,835)	—	—
Class C	—	(199,540)	—	—
Class I	—	(149,283)	—	—
Class O	—	(761,443)	—	—
Class R	—	(77,257)	—	—
Total distributions	—	(3,198,961)	—	(1,337,748)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	30,131,535	69,008,735	15,498,647	24,592,904
Dividends reinvested	—	3,072,156	—	1,330,064
	30,131,535	72,080,891	15,498,647	25,922,968
Cost of shares redeemed	(19,501,742)	(43,157,290)	(20,641,867)	(18,577,286)
Net increase (decrease) in net assets resulting from capital share transactions	10,629,793	28,923,601	(5,143,220)	7,345,682
Net increase (decrease) in net assets	21,951,012	38,642,366	(1,514,499)	14,205,904

NET ASSETS:
Beginning of period	113,174,770	74,532,404	104,033,225	89,827,321
End of period	$135,125,782	$113,174,770	$102,518,726	$104,033,225
Undistributed net investment income at end of period	$39,621	$—	$1,323,962	$548,169

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

	ING Strategic Allocation Growth Fund		ING Strategic Allocation Income Fund
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
FROM OPERATIONS:
Net investment income	$416,612	$787,558	$510,896	$843,322
Net realized gain on investments, foreign currency related transactions, and futures	2,071,923	5,109,678	648,708	2,360,612
Net change in unrealized appreciation or depreciation on investments, foreign currency related transactions and futures	2,188,429	1,188,685	(122,411)	60,948
Net increase in net assets resulting from operations	4,676,964	7,085,921	1,037,193	3,264,882

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class A	—	(495,408)	—	(587,625)
Class B	—	(16,284)	—	(20,463)
Class C	—	(2,469)	—	(2,281)
Class I	—	(272,563)	—	(219,123)
Total distributions	—	(786,724)	—	(829,492)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	16,218,498	22,625,029	7,307,557	12,373,150
Dividends reinvested	—	782,111	—	820,804
	16,218,498	23,407,140	7,307,557	13,193,954
Cost of shares redeemed	(10,887,409)	(16,815,423)	(7,041,797)	(13,523,830)
Net increase (decrease) in net assets resulting from capital share transactions	5,331,089	6,591,717	265,760	(329,876)
Net increase in net assets	10,008,053	12,890,914	1,302,953	2,105,514

NET ASSETS:
Beginning of period	82,909,675	70,018,761	45,942,919	43,837,405
End of period	$92,917,728	$82,909,675	$47,245,872	$45,942,919
Undistributed net investment income at end of period	$728,604	$311,992	$874,821	$363,925

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
					Seven
	Six Months				Months
	Ended				Ended
	November 30,	Year Ended May 31,			May 31,		Year Ended October 31,
	2005	2005	2004	2003	2002(1)		2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$15.21	14.19	12.27	13.68	13.72		18.64	17.36
Income (loss) from investment operations:
Net investment income	$0.08	0.16	0.10	0.10	0.05		0.09	0.06
Net realized and unrealized gain (loss) on investments	$0.79	1.02	1.91	(1.40)	0.00	*	(4.96)	1.28
Total from investment operations	$0.87	1.18	2.01	(1.30)	0.05		(4.87)	1.34
Less distributions from:
Net investment income	$—	0.16	0.09	0.11	0.09		0.05	0.06
Total distributions	$—	0.16	0.09	0.11	0.09		0.05	0.06
Net asset value, end of period	$16.08	15.21	14.19	12.27	13.68		13.72	18.64
Total Return(2)%	5.72	8.33	16.40	(9.48)	0.34		(26.19)	7.74

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$253,669	259,323	265,436	207,230	183,379		173,369	187,566
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	0.93	0.93	0.94	0.95	0.94		0.91	0.91
Gross expenses prior to expense reimbursement/recoupment(3)%	0.93	0.93	0.93	0.97	0.94		0.91	0.91
Net investment income after reimbursement/recoupment(3)(4)%	0.91	1.08	0.76	0.88	0.56		0.58	0.31
Portfolio turnover rate	% 44	78	79	112	87		117	104

	Class B
					Seven
	Six Months				Months
	Ended				Ended
	November 30,	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$15.12	14.11	12.21	13.59	13.60	18.57	17.37
Income (loss) from investment operations:
Net investment income (loss)	$0.02	0.05	(0.01)	0.02	(0.02)	(0.03)	0.01
Net realized and unrealized gain (loss) on investments	$0.79	1.00	1.92	(1.40)	0.01	(4.94)	1.19
Total from investment operations	$0.81	1.05	1.91	(1.38)	(0.01)	(4.97)	1.20
Less distributions from:
Net investment income	$—	0.04	0.01	0.00 *	—	—	—
Total distributions	$—	0.04	0.01	0.00 *	—	—	—
Net asset value, end of period	$15.93	15.12	14.11	12.21	13.59	13.60	18.57
Total Return(2)%	5.36	7.45	15.61	(10.14)	(0.07)	(26.76)	6.91

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$36,831	37,706	37,382	24,228	27,672	28,933	32,666
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.68	1.68	1.69	1.70	1.69	1.66	1.66
Gross expenses prior to expense reimbursement/recoupment(3)%	1.68	1.68	1.68	1.72	1.69	1.66	1.66
Net investment income (loss) after reimbursement/recoupment(3)(4)%	0.16	0.34	(0.01)	0.13	(0.19)	(0.17)	(0.44)
Portfolio turnover rate	% 44	78	79	112	87	117	104

(1)    The Fund changed its fiscal year end to May 31.

(2)    Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)      Annualized for periods less than one year.

(4)    The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*     Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
					Seven
	Six Months				Months
	Ended				Ended
	November 30,	Year Ended May 31,			May 31,		Year Ended October 31,
	2005	2005	2004	2003	2002(1)		2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$15.22	14.19	12.27	13.64	13.64		18.57	17.33
Income (loss) from investment operations:
Net investment income (loss)	$0.04	0.10	0.03	0.05	0.02		0.03	—
Net realized and unrealized gain (loss) on investments	$0.79	1.00	1.91	(1.40)	(0.02)		(4.96)	1.24
Total from investment operations	$0.83	1.10	1.94	(1.35)	0.00	*	(4.93)	1.24
Less distributions from:
Net investment income	$—	0.07	0.02	0.02	—		—	—
Total distributions	$—	0.07	0.02	0.02	—		—	—
Net asset value, end of period	$16.05	15.22	14.19	12.27	13.64		13.64	18.57
Total Return(2)%	5.45	7.77	15.86	(9.88)	0.00		(26.55)	7.17

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$16,608	17,146	18,846	16,434	23,267		27,742	51,143
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.43	1.43	1.44	1.45	1.44		1.41	1.41
Gross expenses prior to expense reimbursement/recoupment(3)%	1.43	1.43	1.43	1.46	1.44		1.41	1.41
Net investment income (loss) after reimbursement/recoupment(3)(4)%	0.41	0.58	0.25	0.37	0.07		0.08	(0.19)
Portfolio turnover rate	% 44	78	79	112	87		117	104

	Class I
					Seven
	Six Months				Months
	Ended				Ended
	November 30,	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$15.34	14.31	12.37	13.78	13.83	18.79	17.48
Income (loss) from investment operations:
Net investment income	$0.10	0.21	0.15	0.14	0.07	0.14	0.07
Net realized and unrealized gain (loss) on investments	$0.79	1.02	1.90	(1.41)	0.01	(5.01)	1.32
Total from investment operations	$0.89	1.23	2.05	(1.27)	0.08	(4.87)	1.39
Less distributions from:
Net investment income	$—	0.20	0.11	0.14	0.13	0.09	0.08
Total distributions	$—	0.20	0.11	0.14	0.13	0.09	0.08
Net asset value, end of period	$16.23	15.34	14.31	12.37	13.78	13.83	18.79
Total Return(2)%	5.80	8.62	16.69	(9.18)	0.51	(26.03)	7.99

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$116,614	120,969	129,534	149,091	155,948	136,852	170,673
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	0.68	0.68	0.69	0.70	0.69	0.66	0.66
Gross expenses prior to expense reimbursement/recoupment(3)%	0.68	0.68	0.68	0.72	0.69	0.66	0.66
Net investment income after reimbursement/recoupment(3)(4)%	1.16	1.34	1.01	1.13	0.81	0.83	0.56
Portfolio turnover rate	% 44	78	79	112	87	117	104

(1)    The Fund changed its fiscal year end to May 31.

(2)    Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)    Annualized for periods less than one year.

(4)    The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*     Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING INDEX PLUS LARGECAP FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

				Class O
					Seven
	Six Months				Months	August 1,
	Ended				Ended	2001(2) to
	November 30,	Year Ended May 31,			May 31,	October 31,
	2005	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$15.27	14.26	12.33	13.76	13.83	15.66
Income (loss) from investment operations:
Net investment income	$0.06	0.15	0.09	0.09	0.07	0.07
Net realized and unrealized gain (loss) on investments	$0.82	1.03	1.94	(1.40)	(0.02)	(1.90)
Total from investment operations	$0.88	1.18	2.03	(1.31)	0.05	(1.83)
Less distributions from:
Net investment income	$—	0.17	0.10	0.12	0.12	—
Total distributions	$—	0.17	0.10	0.12	0.12	—
Net asset value, end of period	$16.15	15.27	14.26	12.33	13.76	13.83
Total Return(3)%	5.76	8.27	16.50	(9.46)	0.34	(11.69)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$45,875	37,242	20,068	4,854	1,119	18
Ratios to average net assets:
Net Expenses after expense reimbursement/recoupment(4)(5)%	0.93	0.93	0.94	0.95	0.94	0.91
Gross expenses prior to expense reimbursement/recoupment(4)%	0.93	0.93	0.93	0.97	0.94	0.91
Net investment income after expense reimbursement/recoupment(4)(5)%	0.93	1.06	0.75	0.91	0.50	0.58
Portfolio turnover rate%	% 44	78	79	112	87	117

	Class R
	Six Months	Year	December 8,
	Ended	Ended	2003(2) to
	November 30,	May 31,	May 31,
	2005	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$15.14	14.17	13.52
Income from investment operations:
Net investment income	$0.04	0.11	0.12
Net realized and unrealized gain on investments	$0.81	1.02	0.64
Total from investment operations	$0.85	1.13	0.76
Less distributions from:
Net investment income	$—	0.16	0.11
Total distributions	$—	0.16	0.11
Net asset value, end of period	$15.99	15.14	14.17
Total Return(3)%	5.61	7.99	4.81

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$20,561	16,463	3,244
Ratios to average net assets:
Net Expenses after expense reimbursement/recoupment(4)(5)%	1.18	1.18	1.19
Gross expenses prior to expense reimbursement/recoupment(4)%	1.18	1.18	1.19
Net investment income after expense reimbursement/recoupment(4)(5)%	0.67	0.79	0.46
Portfolio turnover rate	% 44	78	79

(1)    The Fund changed its fiscal year end to May 31.

(2)    Commencement of operations.

(3)    Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4)    Annualized for periods less than one year.

(5)    The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
					Seven
	Six Months				Months
	Ended				Ended
	November 30,	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$16.25	14.45	11.64	12.92	10.98	14.72	12.66
Income (loss) from investment operations:
Net investment income	$0.02	0.04	0.03	0.02	0.01	0.03	0.03
Net realized and unrealized gain (loss) on investments	$1.38	1.84	2.79	(1.20)	1.96	(1.73)	3.86
Total from investment operations	$1.40	1.88	2.82	(1.18)	1.97	(1.70)	3.89
Less distributions from:
Net investment income	$—	0.02	0.01	—	0.03	0.02	0.05
Net realized gain from investments	$—	0.06	—	0.10	—	2.02	1.78
Total distributions	$—	0.08	0.01	0.10	0.03	2.04	1.83
Net asset value, end of period	$17.65	16.25	14.45	11.64	12.92	10.98	14.72
Total Return(2)%	8.62	13.01	24.27	(9.10)	17.94	(12.79)	35.14

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$179,834	155,222	120,295	55,636	41,127	18,805	10,999
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.00	1.00	1.00	0.99	1.00	1.00	1.00
Gross expenses prior to expense reimbursement/recoupment(3)%	0.96	0.99	1.11	1.38	1.31	1.50	1.50
Net investment income after reimbursement/recoupment(3)(4)%	0.28	0.28	0.30	0.26	0.15	0.28	0.13
Portfolio turnover rate%	% 56	93	112	128	190	181	180

	Class B
					Seven
	Six Months				Months
	Ended				Ended
	November 30,	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$15.71	14.07	11.40	12.76	10.87	14.62	12.61
Income (loss) from investment operations:
Net investment loss	$(0.04)	(0.07)	(0.05)	(0.04)	(0.03)	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	$1.33	1.77	2.72	(1.22)	1.92	(1.72)	3.79
Total from investment operations	$1.29	1.70	2.67	(1.26)	1.89	(1.77)	3.77
Less distributions from:
Net realized gain from investments	$—	0.06	—	0.10	—	1.98	1.76
Total distributions	$—	0.06	—	0.10	—	1.98	1.76
Net asset value, end of period	$17.00	15.71	14.07	11.40	12.76	10.87	14.62
Total Return(2)%	8.21	12.08	23.42	(9.84)	17.39	(13.39)	34.09

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$31,135	27,500	20,839	7,733	3,942	1,405	1,568
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.75	1.75	1.75	1.74	1.75	1.75	1.75
Gross expenses prior to expense reimbursement/recoupment(3)%	1.71	1.74	1.86	2.13	2.06	2.25	2.25
Net investment loss after reimbursement/recoupment(3)(4)%	(0.47)	(0.47)	(0.44)	(0.47)	(0.59)	(0.47)	(0.62)
Portfolio turnover rate%	% 56	93	112	128	190	181	180

(1)     The Fund changed its fiscal year end to May 31.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)     Annualized for periods less than one year.

(4)     The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
					Seven
	Six Months				Months
	Ended				Ended
	November 30,	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$15.86	14.17	11.45	12.79	10.87	14.60	12.59
Income (loss) from investment operations:
Net investment loss	$(0.02)	(0.03)	(0.03)	(0.02)	(0.02)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	$1.35	1.78	2.75	(1.22)	1.94	(1.73)	3.81
Total from investment operations	$1.33	1.75	2.72	(1.24)	1.92	(1.75)	3.79
Less distributions from:
Net realized gain from investments	$—	0.06	—	0.10	—	1.98	1.78
Total distributions	$—	0.06	—	0.10	—	1.98	1.78
Net asset value, end of period	$17.19	15.86	14.17	11.45	12.79	10.87	14.60
Total Return(2)%	8.39	12.35	23.76	(9.66)	17.57	(13.19)	34.41

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$19,297	15,613	11,885	5,363	3,200	1,791	1,612
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	1.50	1.50	1.50	1.49	1.50	1.50	1.50
Gross expenses prior to expense reimbursement/recoupment(3)%	1.46	1.49	1.61	1.88	1.81	2.00	2.00
Net investment loss after reimbursement/recoupment(3)(4)%	(0.21)	(0.22)	(0.20)	(0.22)	(0.34)	(0.22)	(0.37)
Portfolio turnover rate	% 56	93	112	128	190	181	180

	Class I
					Seven
	Six Months				Months
	Ended				Ended
	November 30,	Year Ended May 31,			May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$16.43	14.60	11.74	13.00	11.05	14.78	12.70
Income (loss) from investment operations:
Net investment income	$0.04	0.06	0.06	0.05	0.04	0.11	0.02
Net realized and unrealized gain (loss) on investments	$1.40	1.87	2.83	(1.21)	1.96	(1.78)	3.90
Total from investment operations	$1.44	1.93	2.89	(1.16)	2.00	(1.67)	3.92
Less distributions from:
Net investment income	$—	0.04	0.03	—	0.05	0.04	0.06
Net realized gain from investments	$—	0.06	—	0.10	—	2.02	1.78
Total distributions	$—	0.10	0.03	0.10	0.05	2.06	1.84
Net asset value, end of period	$17.87	16.43	14.60	11.74	13.00	11.05	14.78
Total Return(2)%	8.76	13.23	24.61	(8.89)	18.13	(12.52)	35.42

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$60,533	45,120	21,187	12,007	11,459	456	2,219
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(3)(4)%	0.75	0.75	0.75	0.75	0.75	0.75	0.75
Gross expenses prior to expense reimbursement/recoupment(3)%	0.71	0.74	0.86	1.13	1.06	1.25	1.25
Net investment income after reimbursement/recoupment(3)(4)%	0.54	0.56	0.54	0.50	0.37	0.53	0.38
Portfolio turnover rate	% 56	93	112	128	190	181	180

(1)     The Fund changed its fiscal year end to May 31.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)     Annualized for periods less than one year.

(4)     The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements

ING INDEX PLUS MIDCAP FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

				Class O
					Seven
	Six Months				Months	August 1,
	Ended				Ended	2001(2) to
	November 30,	Year Ended May 31,			May 31,	October 31,
	2005	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$16.31	14.52	11.69	12.97	11.04	12.42
Income (loss) from investment operations:
Net investment income	$0.02	0.04	0.02	0.02	0.03	0.03
Net realized and unrealized gain (loss) on investments	$1.39	1.83	2.83	(1.20)	1.95	(1.41)
Total from investment operations	$1.41	1.87	2.85	(1.18)	1.98	(1.38)
Less distributions from:
Net investment income	$—	0.02	0.02	—	0.05	—
Net realized gain from investments	$—	0.06	—	0.10	—	—
Total distributions	$—	0.08	0.02	0.10	0.05	—
Net asset value, end of period	$17.72	16.31	14.52	11.69	12.97	11.04
Total Return(3)%	8.65	12.91	24.38	(9.06)	17.94	(11.11)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$40,793	32,350	20,705	4,658	2,020	30
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)%	1.00	1.00	1.00	0.99	1.00	1.00
Gross expenses prior to expense reimbursement/recoupment(4)%	0.96	0.99	1.11	1.38	1.31	1.50
Net investment income after reimbursement/recoupment(4)(5)%	0.29	0.29	0.33	0.29	0.15	0.28
Portfolio turnover rate	% 56	93	112	128	190	181

	Class R
	Six Months		Year	December 8,
	Ended		Ended	2003(2) to
	November 30,		May 31,	May 31,
	2005		2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$16.16		14.43	12.91
Income (loss) from investment operations:
Net investment income (loss)	$(0.00*	)	0.01	0.03
Net realized and unrealized gain on investments	$1.38		1.81	1.52
Total from investment operations	$1.38		1.82	1.55
Less distributions from:
Net investment income	$—		0.03	0.03
Net realized gain from investments	$—		0.06	—
Total distributions	$—		0.09	0.03
Net asset value, end of period	$17.54		16.16	14.43
Total Return(3)%	8.54		12.64	12.00

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$23,473		14,785	5,489
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)%	1.25		1.25	1.25
Gross expenses prior to expense reimbursement/recoupment(4)%	1.22		1.24	1.36
Net investment income after reimbursement/recoupment(4)(5)%	0.05		0.08	0.16
Portfolio turnover rate	% 56		93	112

(1)    The Fund changed its fiscal year end to May 31.

(2)    Commencement of operations.

(3)    Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4)    Annualized for periods less than one year.

(5)    The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*     Amount is less than $(0.01) per share.

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,			Seven Months Ended May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$16.46	14.72	11.41	12.78	10.72	11.61	9.92
Income (loss) from investment operations:
Net investment income (loss)	$0.02	0.02	(0.01)	0.00 *	—	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	$1.58	2.25	3.32	(1.24)	2.06	(0.87)	1.72
Total from investment operations	$1.60	2.27	3.31	(1.24)	2.06	(0.89)	1.69
Less distributions from:
Net realized gain from investments	$—	0.53	—	0.13	—	—	—
Total distributions	$—	0.53	—	0.13	—	—	—
Net asset value, end of period	$18.06	16.46	14.72	11.41	12.78	10.72	11.61
Total Return(2)%	9.72	15.49	29.01	(9.64)	19.22	(7.67)	17.04

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$62,306	53,323	39,803	18,016	9,316	5,020	3,806
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.00	1.00	0.99	0.98	1.00	1.00	1.00
Gross expenses prior to expense reimbursement(3)%	1.07	1.12	1.39	2.37	2.11	2.10	1.77
Net investment income (loss) after reimbursement(3)(4)%	0.17	0.14	(0.10)	0.00	(0.06)	(0.16)	(0.30)
Portfolio turnover rate %	38	83	126	129	61	118	134

	Class B
	Six Months Ended November 30,	Year Ended May 31,			Seven Months Ended May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$15.71	14.17	11.06	12.50	10.52	11.48	9.88
Income (loss) from investment operations:
Net investment loss	$(0.05)	(0.08)	(0.08)	(0.06)	(0.02)	(0.08)	(0.03)**
Net realized and unrealized gain (loss) on investments	$1.51	2.15	3.19	(1.25)	2.00	(0.88)	1.63
Total from investment operations	$1.46	2.07	3.11	(1.31)	1.98	(0.96)	1.60
Less distributions from:
Net realized gain from investments	$—	0.53	—	0.13	—	—	—
Total distributions	$—	0.53	—	0.13	—	—	—
Net asset value, end of period	$17.17	15.71	14.17	11.06	12.50	10.52	11.48
Total Return(2)%	9.29	14.67	28.12	(10.42)	18.73	(8.36)	16.19

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$15,864	13,653	9,431	3,586	2,246	498	299
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.75	1.75	1.74	1.73	1.75	1.75	1.75
Gross expenses prior to expense reimbursement(3)%	1.82	1.87	2.14	3.12	2.86	2.85	2.52
Net investment loss after reimbursement(3)(4)%	(0.58)	(0.62)	(0.83)	(0.75)	(0.75)	(0.91)	(1.05)
Portfolio turnover rate %	38	83	126	129	61	118	134

(1)         The Fund changed its fiscal year end to May 31.

(2)         Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)         Annualized for periods less than one year.

(4)         The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*            Amount is less than $0.01 per share.

**     Per share data calculated using weighted average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,			Seven Months Ended May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$15.91	14.31	11.15	12.56	10.57	11.50	9.87
Income (loss) from investment operations:
Net investment loss	$(0.03)	(0.05)	(0.07)	(0.03)	(0.02)	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	$1.53	2.18	3.23	(1.25)	2.01	(0.84)	1.66
Total from investment operations	$1.50	2.13	3.16	(1.28)	1.99	(0.93)	1.63
Less distributions from:
Net realized gain from investments	$—	0.53	—	0.13	—	—	—
Total distributions	$—	0.53	—	0.13	—	—	—
Net asset value, end of period	$17.41	15.91	14.31	11.15	12.56	10.57	11.50
Total Return(2)%	9.43	14.95	28.34	(10.13)	18.83	(8.09)	16.51

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$7,213	6,050	4,970	2,202	893	395	615
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.50	1.50	1.49	1.48	1.50	1.50	1.50
Gross expenses prior to expense reimbursement(3)%	1.57	1.62	1.89	2.87	2.61	2.60	2.27
Net investment loss after reimbursement(3)(4)%	(0.32)	(0.36)	(0.59)	(0.50)	(0.53)	(0.66)	(0.80)
Portfolio turnover rate %	38	83	126	129	61	118	134

	Class I
	Six Months Ended November 30,	Year Ended May 31,			Seven Months Ended May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$16.75	14.94	11.55	12.90	10.80	11.66	9.95
Income (loss) from investment operations:
Net investment income (loss)	$0.03	0.04	0.02	0.01	0.07	0.01	(0.02)
Net realized and unrealized gain (loss) on investments	$1.63	2.30	3.37	(1.23)	2.03	(0.87)	1.74
Total from investment operations	$1.66	2.34	3.39	(1.22)	2.10	(0.86)	1.72
Less distributions from:
Net investment income	$—	—	—	—	—	—	0.01
Net realized gain from investments	$—	0.53	—	0.13	—	—	—
Total distributions	$—	0.53	—	0.13	—	—	0.01
Net asset value, end of period	$18.41	16.75	14.94	11.55	12.90	10.80	11.66
Total Return(2)%	9.91	15.74	29.35	(9.40)	19.44	(7.38)	17.35

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$11,039	7,414	1,705	955	322	3,600	4,825
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.75	0.75	0.74	0.73	0.75	0.75	0.75
Gross expenses prior to expense reimbursement(3)%	0.82	0.87	1.14	2.12	1.86	1.85	1.52
Net investment income (loss) after reimbursement(3)(4)%	0.42	0.38	0.14	0.18	0.10	0.09	(0.05)
Portfolio turnover rate %	38	83	126	129	61	118	134

(1)     The Fund changed its fiscal year end to May 31.

(2)     Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)   Annualized for periods less than one year.

(4)     The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

See Accompanying Notes to Financial Statements

ING INDEX PLUS SMALLCAP FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class O
	Six Months Ended November 30,	Year Ended May 31,			Seven Months Ended May 31,	August 1, 2001(2) to October 31,
	2005	2005	2004	2003	2002(1)	2001
Per Share Operating Performance:
Net asset value, beginning of period	$16.58	14.82	11.47	12.85	10.79	12.03
Income (loss) from investment operations:
Net investment income	$0.02	0.02	0.00 *	0.00 *	—	—
Net realized and unrealized gain (loss) on investments	$1.59	2.27	3.35	(1.25)	2.06	(1.24)
Total from investment operations	$1.61	2.29	3.35	(1.25)	2.06	(1.24)
Less distributions from:
Net realized gain from investments	$—	0.53	—	0.13	—	—
Total distributions	$—	0.53	—	0.13	—	—
Net asset value, end of period	$18.19	16.58	14.82	11.47	12.85	10.79
Total Return(3)%	9.71	15.52	29.21	(9.67)	19.18	(10.31)

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$32,727	28,992	17,369	2,333	1,113	41
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)%	1.00	1.00	0.99	0.98	1.00	1.00
Gross expenses prior to expense reimbursement(4)%	1.07	1.12	1.39	2.37	2.11	2.10
Net investment income (loss) after reimbursement(4)(5)%	0.18	0.13	(0.04)	(0.01)	0.01	(0.16)
Portfolio turnover rate %	38	83	126	129	61	118

		Class R
		Six Months Ended November 30, 2005	Year Ended May 31, 2005	December 8, 2003(2) to May 31, 2004
Per Share Operating Performance:
Net asset value, beginning of period		$16.45	14.75	13.97
Income (loss) from investment operations:
Net investment income (loss)		$(0.01)	(0.02)	0.00	*
Net realized and unrealized gain on investments		$1.59	2.25	0.78
Total from investment operations		$1.58	2.23	0.78
Less distributions from:
Net realized gain from investments		$—	0.53	—
Total distributions		$—	0.53	—
Net asset value, end of period		$18.03	16.45	14.75
Total Return(3)	%	9.60	15.19	5.58

Ratios and Supplemental Data:
Net assets, end of period (000’s)		$5,977	3,742	1,256
Ratios to average net assets:
Net Expenses after expense reimbursement/recoupment(4)(5)	%	1.25	1.25	0.99
Gross expenses prior to expense reimbursement/recoupment(4)	%	1.32	1.37	1.60
Net investment income (loss) after expense reimbursement/recoupment(4)(5)	%	(0.09)	(0.14)	0.02
Portfolio turnover rate	%	38	83	126

(1)     The Fund changed its fiscal year end to May 31.

(2)   Commencement of operations.

(3)   Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(4)   Annualized for periods less than one year.

(5)     The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*    Amount is less than $0.01 per share.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION BALANCED FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,			Seven Months Ended May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$11.44	10.63	9.66	10.24	9.86	11.65	11.67
Income (loss) from investment operations:
Net investment income	$0.08	0.15	0.11	0.11	0.06	0.21	0.35
Net realized and unrealized gain (loss) on investments	$0.34	0.81	0.96	(0.59)	0.53	(1.76)	0.43
Total from investment operations	$0.42	0.96	1.07	(0.48)	0.59	(1.55)	0.78
Less distributions from:
Net investment income	$—	0.15	0.10	0.10	0.21	0.24	0.27
Net realized gain from investments	$—	—	—	—	—	—	0.53
Total distributions	$—	0.15	0.10	0.10	0.21	0.24	0.80
Net asset value, end of period	$11.86	11.44	10.63	9.66	10.24	9.86	11.65
Total Return(2)%	3.67	9.09	11.13	(4.59)	6.01	(13.53)	7.02

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$69,758	65,955	58,366	51,521	39,763	32,912	32,868
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.20	1.20	1.20	1.20	1.20	1.20	1.20
Gross expenses prior to expense reimbursement(3)%	1.29	1.29	1.33	1.50	1.42	1.36	1.33
Net investment income after reimbursement(3)(4)%	1.49	1.37	1.04	1.21	1.08	2.02	2.29
Portfolio turnover rate %	162	275	288	277	129	204	239

	Class B
	Six Months Ended November 30,	Year Ended May 31,			Seven Months Ended May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$11.35	10.58	9.65	10.27	9.85	11.66	11.68
Income (loss) from investment operations:
Net investment income	$0.05 *	0.05	0.04	0.02	0.03	0.14	0.18
Net realized and unrealized gain (loss) on investments	$0.33	0.81	0.96	(0.56)	0.51	(1.77)	0.52
Total from investment operations	$0.38	0.86	1.00	(0.54)	0.54	(1.63)	0.70
Less distributions from:
Net investment income	$—	0.09	0.07	0.08	0.12	0.18	0.19
Net realized gain from investments	$—	—	—	—	—	—	0.53
Total distributions	$—	0.09	0.07	0.08	0.12	0.18	0.72
Net asset value, end of period	$11.73	11.35	10.58	9.65	10.27	9.85	11.66
Total Return(2)%	3.35	8.17	10.42	(5.25)	5.54	(14.18)	6.24

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$14,018	9,164	3,578	478	128	184	139
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.95	1.95	1.95	1.95	1.95	1.95	1.95
Gross expenses prior to expense reimbursement(3)%	2.05	2.04	2.08	2.25	2.17	2.11	2.08
Net investment income after reimbursement(3)(4)%	0.77	0.65	0.29	0.47	0.37	1.27	1.54
Portfolio turnover rate %	162	275	288	277	129	204	239

(1)   The Fund changed its fiscal year end to May 31.

(2)   Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)   Annualized for periods less than one year.

(4)   The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*    Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION BALANCED FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,			Seven Months Ended May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$11.49	10.69	9.73	10.31	9.90	11.66	11.65
Income (loss) from investment operations:
Net investment income	$0.05 *	0.06	0.03	0.03	0.03	0.18	0.03
Net realized and unrealized gain (loss) on investments	$0.34	0.81	0.98	(0.58)	0.51	(1.81)	0.66
Total from investment operations	$0.39	0.87	1.01	(0.55)	0.54	(1.63)	0.69
Less distributions from:
Net investment income	$—	0.07	0.05	0.03	0.13	0.13	0.15
Net realized gain from investments	$—	—	—	—	—	—	0.53
Total distributions	$—	0.07	0.05	0.03	0.13	0.13	0.68
Net asset value, end of period	$11.88	11.49	10.69	9.73	10.31	9.90	11.66
Total Return(2)%	3.39	8.14	10.43	(5.30)	5.52	(14.10)	6.15

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$1,236	865	581	148	116	123	169
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.95	1.95	1.95	1.90	1.95	1.95	1.95
Gross expenses prior to expense reimbursement(3)%	2.05	2.04	2.08	2.20	2.17	2.11	2.08
Net investment income after reimbursement(3)(4)%	0.76	0.63	0.29	0.42	0.34	1.27	1.54
Portfolio turnover rate %	162	275	288	277	129	204	239

	Class I
	Six Months Ended November 30,	Year Ended May 31,			Seven Months Ended May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$11.55	10.74	9.75	10.33	9.96	11.76	11.76
Income (loss) from investment operations:
Net investment income	$0.10 *	0.19	0.15	0.14	0.08	0.27	0.27
Net realized and unrealized gain (loss) on investments	$0.35	0.80	0.96	(0.59)	0.52	(1.80)	0.55
Total from investment operations	$0.45	0.99	1.11	(0.45)	0.60	(1.53)	0.82
Less distributions from:
Net investment income	$—	0.18	0.12	0.13	0.23	0.27	0.29
Net realized gain from investments	$—	—	—	—	—	—	0.53
Total distributions	$—	0.18	0.12	0.13	0.23	0.27	0.82
Net asset value, end of period	$12.00	11.55	10.74	9.75	10.33	9.96	11.76
Total Return(2)%	3.90	9.28	11.47	(4.29)	6.11	(13.28)	7.29

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$17,506	28,050	27,303	34,672	37,372	37,961	49,898
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.95	0.95	0.95	0.95	0.95	0.95	0.95
Gross expenses prior to expense reimbursement(3)%	1.05	1.04	1.08	1.25	1.17	1.11	1.08
Net investment income after reimbursement(3)(4)%	1.67	1.62	1.29	1.44	1.35	2.27	2.54
Portfolio turnover rate %	162	275	288	277	129	204	239

(1)   The Fund changed its fiscal year end to May 31.

(2)   Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)   Annualized for periods less than one year.

(4)   The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*            Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,			Seven Months Ended May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$11.43	10.48	9.22	10.05	9.52	11.93	12.06
Income (loss) from investment operations:
Net investment income	$0.05	0.11	0.07	0.06	0.04	0.13	0.25
Net realized and unrealized gain (loss) on investments	$0.57	0.95	1.28	(0.87)	0.62	(2.40)	0.71
Total from investment operations	$0.62	1.06	1.35	(0.81)	0.66	(2.27)	0.96
Less distributions from:
Net investment income	$—	0.11	0.09	0.02	0.13	0.14	0.20
Net realized gain from investments	$—	—	—	—	—	—	0.89
Total distributions	$—	0.11	0.09	0.02	0.13	0.14	1.09
Net asset value, end of period	$12.05	11.43	10.48	9.22	10.05	9.52	11.93
Total Return(2)%	5.42	10.17	14.71	(8.02)	6.94	(19.23)	8.34

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$57,868	52,992	45,103	38,801	26,925	23,011	25,131
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.25	1.25	1.25	1.25	1.25	1.25	1.25
Gross expenses prior to expense reimbursement(3)%	1.32	1.39	1.38	1.64	1.50	1.41	1.35
Net investment income after reimbursement(3)(4)%	0.95	1.03	0.73	0.92	0.60	1.23	1.51
Portfolio turnover rate %	127	224	222	236	149	242	248

	Class B
	Six Months Ended November 30,	Year Ended May 31,			Seven Months Ended May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$11.31	10.40	9.19	10.06	9.51	11.93	12.06
Income (loss) from investment operations:
Net investment income (loss)	$(0.00)*	0.02	(0.01)**	0.01	(0.01)	0.05	0.12
Net realized and unrealized gain (loss) on investments	$0.58	0.95	1.29	(0.88)	0.61	(2.40)	0.76
Total from investment operations	$0.58	0.97	1.28	(0.87)	0.60	(2.35)	0.88
Less distributions from:
Net investment income	$—	0.06	0.07	—	0.05	0.07	0.12
Net realized gain from investments	$—	—	—	—	—	—	0.89
Total distributions	$—	0.06	0.07	—	0.05	0.07	1.01
Net asset value, end of period	$11.89	11.31	10.40	9.19	10.06	9.51	11.93
Total Return(2)%	5.13	9.29	13.98	(8.65)	6.36	(19.82)	7.58

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$11,453	7,985	2,251	220	159	175	193
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	2.00	2.00	2.00	2.00	2.00	2.00	2.00
Gross expenses prior to expense reimbursement(3)%	2.07	2.14	2.13	2.39	2.25	2.16	2.10
Net investment income (loss) after reimbursement(3)(4)%	0.22	0.31	(0.02)	0.15	(0.14)	0.48	0.76
Portfolio turnover rate %	127	224	222	236	149	242	248

(1)     The Fund changed its fiscal year end to May 31.

(2)   Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)   Annualized for periods less than one year.

(4)   The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*            Amount is less than $(0.01) per share.

**     Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,			Seven Months Ended May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$11.38	10.45	9.18	10.06	9.49	11.89	12.03
Income (loss) from investment operations:
Net investment income (loss)	$0.02 **	0.02	(0.00)*	0.05	0.01	0.06	0.17
Net realized and unrealized gain (loss) on investments	$0.56	0.95	1.28	(0.93)	0.60	(2.41)	0.71
Total from investment operations	$0.58	0.97	1.28	(0.88)	0.61	(2.35)	0.88
Less distributions from:
Net investment income	$—	0.04	0.01	—	0.04	0.05	0.13
Net realized gain from investments	$—	—	—	—	—	—	0.89
Total distributions	$—	0.04	0.01	—	0.04	0.05	1.02
Net asset value, end of period	$11.96	11.38	10.45	9.18	10.06	9.49	11.89
Total Return(2)%	5.10	9.29	13.95	(8.75)	6.48	(19.84)	7.57

Ratios and Supplemental Data:	$1,438	935	572	444	1,743	1,999	2,731
Net assets, end of period (000’s)
Ratios to average net assets: %	2.00	2.00	2.00	2.00	2.00	2.00	2.00
Net expenses after expense reimbursement(3)(4)%	2.07	2.14	2.13	2.39	2.25	2.16	2.10
Gross expenses prior to expense reimbursement(3)%	0.22	0.29	(0.03)	0.08	(0.14)	0.48	0.76
Net investment income (loss) after reimbursement(3)(4)%	127	224	222	236	149	242	248
Portfolio turnover rate

	Class I
	Six Months Ended November 30,	Year Ended May 31,			Seven Months Ended May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$11.52	10.57	9.29	10.12	9.60	12.03	12.14
Income (loss) from investment operations:
Net investment income	$0.08	0.15	0.11	0.10	0.05	0.17	0.18
Net realized and unrealized gain (loss) on investments	$0.57	0.94	1.28	(0.89)	0.62	(2.44)	0.82
Total from investment operations	$0.65	1.09	1.39	(0.79)	0.67	(2.27)	1.00
Less distributions from:
Net investment income	$—	0.14	0.11	0.04	0.15	0.16	0.22
Net realized gain from investments	$—	—	—	—	—	—	0.89
Total distributions	$—	0.14	0.11	0.04	0.15	0.16	1.11
Net asset value, end of period	$12.17	11.52	10.57	9.29	10.12	9.60	12.03
Total Return(2)%	5.64	10.37	15.05	(7.73)	7.05	(19.05)	8.62

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$22,158	20,998	22,092	24,707	29,599	30,463	42,626
Ratios to average net assets:
Net expenses after expense
reimbursement(3)(4)%	1.00	1.00	1.00	1.00	1.00	1.00	1.00
Gross expenses prior to expense reimbursement(3)%	1.07	1.14	1.13	1.39	1.25	1.16	1.10
Net investment income after reimbursement(3)(4)%	1.18	1.27	0.98	1.14	0.86	1.48	1.76
Portfolio turnover rate %	127	224	222	236	149	242	248

(1)     The Fund changed its fiscal year end to May 31.

(2)   Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)   Annualized for periods less than one year.

(4)   The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*            Amount is less than $(0.01) per share

**     Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION INCOME FUND (UNAUDITED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class A
	Six Months Ended November 30,	Year Ended May 31,			Seven Months Ended May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.65	10.07	9.49	9.74	9.71	10.62	10.48
Income (loss) from investment operations:
Net investment income	$0.11	0.21	0.14	0.16	0.11	0.29	0.42
Net realized and unrealized gain (loss) on investments	$0.13	0.57	0.55	(0.28)	0.29	(0.86)	0.34
Total from investment operations	$0.24	0.78	0.69	(0.12)	0.40	(0.57)	0.76
Less distributions from:
Net investment income	$—	0.20	0.11	0.13	0.37	0.34	0.28
Net realized gain from investments	$—	—	—	—	—	—	0.34
Total distributions	$—	0.20	0.11	0.13	0.37	0.34	0.62
Net asset value, end of period	$10.89	10.65	10.07	9.49	9.74	9.71	10.62
Total Return(2)%	2.25	7.77	7.30	(1.12)	4.24	(5.50)	7.65

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$33,768	32,698	31,488	29,223	23,120	20,973	18,220
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.15	1.15	1.15	1.15	1.15	1.15	1.15
Gross expenses prior to expense reimbursement(3)%	1.37	1.37	1.42	1.65	1.56	1.50	1.44
Net investment income after reimbursement(3)(4)%	2.14	1.90	1.38	1.82	1.99	3.05	3.44
Portfolio turnover rate %	197	327	372	286	101	165	195

	Class B
	Six Months Ended November 30,	Year Ended May 31,			Seven Months Ended May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000
Per Share Operating Performance:
Net asset value, beginning of period	$10.65	10.10	9.52	9.80	9.73	10.63	10.49
Income (loss) from investment operations:
Net investment income	$0.09 *	0.10	0.05	0.10	0.04	0.27	0.38
Net realized and unrealized gain (loss) on investments	$0.11	0.59	0.57	(0.28)	0.31	(0.91)	0.31
Total from investment operations	$0.20	0.69	0.62	(0.18)	0.35	(0.64)	0.69
Less distributions from:
Net investment income	$—	0.14	0.04	0.10	0.28	0.26	0.21
Net realized gain from investments	$—	—	—	—	—	—	0.34
Total distributions	$—	0.14	0.04	0.10	0.28	0.26	0.55
Net asset value, end of period	$10.85	10.65	10.10	9.52	9.80	9.73	10.63
Total Return(2)%	1.88	6.89	6.52	(1.77)	3.66	(6.14)	6.91

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$3,950	2,457	1,179	669	217	125	115
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.90	1.90	1.90	1.90	1.90	1.90	1.90
Gross expenses prior to expense reimbursement(3)%	2.12	2.12	2.17	2.40	2.31	2.25	2.19
Net investment income after reimbursement(3)(4)%	1.43	1.18	0.63	1.07	1.21	2.30	2.69
Portfolio turnover rate %	197	327	372	286	101	165	195

(1)     The Fund changed its fiscal year end to May 31.

(2)   Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)   Annualized for periods less than one year.

(4)   The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*            Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION INCOME FUND (UNAUDITED) (CONTINUED)	FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each period.

	Class C
	Six Months Ended November 30,	Year Ended May 31,			Seven Months Ended May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$10.74	10.12	9.54	9.76	9.69	10.59	10.46
Income (loss) from investment operations:
Net investment income	$0.06	0.12	0.05	0.10	0.09	0.24	0.32
Net realized and unrealized gain (loss) on investments	$0.14	0.58	0.56	(0.28)	0.27	(0.88)	0.36
Total from investment operations	$0.20	0.70	0.61	(0.18)	0.36	(0.64)	0.68
Less distributions from:
Net investment income	$—	0.08	0.03	0.04	0.29	0.26	0.21
Net realized gain from investments	$—	—	—	—	—	—	0.34
Total distributions	$—	0.08	0.03	0.04	0.29	0.26	0.55
Net asset value, end of period	$10.94	10.74	10.12	9.54	9.76	9.69	10.59
Total Return(2)%	1.86	6.96	6.45	(1.80)	3.74	(6.18)	6.81

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$568	480	413	201	240	251	275
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	1.90	1.90	1.90	1.90	1.90	1.90	1.90
Gross expenses prior to expense reimbursement(3)%	2.12	2.12	2.17	2.40	2.31	2.25	2.19
Net investment income after reimbursement(3)(4)%	1.40	1.14	0.63	1.07	1.23	2.30	2.69
Portfolio turnover rate %	197	327	372	286	101	165	195

	Class I
	Six Months Ended November 30,	Year Ended May 31,			Seven Months Ended May 31,	Year Ended October 31,
	2005	2005	2004	2003	2002(1)	2001	2000

Per Share Operating Performance:
Net asset value, beginning of period	$10.77	10.18	9.59	9.84	9.82	10.73	10.57
Income (loss) from investment operations:
Net investment income	$0.13 *	0.24	0.20	0.20	0.13	0.37	0.33
Net realized and unrealized gain (loss) on investments	$0.12	0.57	0.52	(0.29)	0.29	(0.92)	0.47
Total from investment operations	$0.25	0.81	0.72	(0.09)	0.42	(0.55)	0.80
Less distributions from:
Net investment income	$—	0.22	0.13	0.16	0.40	0.36	0.30
Net realized gain from investments	$—	—	—	—	—	—	0.34
Total distributions	$—	0.22	0.13	0.16	0.40	0.36	0.64
Net asset value, end of period	$11.02	10.77	10.18	9.59	9.84	9.82	10.73
Total Return(2)%	2.32	8.05	7.57	(0.87)	4.34	(5.24)	7.93

Ratios and Supplemental Data:
Net assets, end of period (000’s)	$8,959	10,308	10,758	18,127	18,994	20,201	26,494
Ratios to average net assets:
Net expenses after expense reimbursement(3)(4)%	0.90	0.90	0.90	0.90	0.90	0.90	0.90
Gross expenses prior to expense reimbursement(3)%	1.12	1.12	1.17	1.40	1.31	1.25	1.19
Net investment income after reimbursement(3)(4)%	2.37	2.15	1.63	2.07	2.25	3.30	3.69
Portfolio turnover rate %	197	327	372	286	101	165	195

(1)   The Fund changed its fiscal year end to May 31.

(2)   Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total returns for periods less than one year are not annualized.

(3)   Annualized for periods less than one year.

(4)   The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years of being incurred.

*            Per share data calculated using average number of shares outstanding throughout the period.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED)

NOTE 1 — ORGANIZATION

Organization. The ING Series Fund, Inc. is a company incorporated under the laws of Maryland on June 17, 1991 and registered under the Investment Company Act of 1940 as an open-end management investment company. There are seventeen separate series which comprise the ING Series Fund, Inc. The six series (each a “Fund”, collectively the “Funds”) that are in this report are: ING Index Plus LargeCap Fund (“Index Plus LargeCap”), ING Index Plus MidCap Fund (“Index Plus MidCap”), ING Index Plus SmallCap Fund (“Index Plus SmallCap”) (collectively, the “Index Plus Funds”), ING Strategic Allocation Balanced Fund (“Strategic Allocation Balanced”), ING Strategic Allocation Growth Fund (“Strategic Allocation Growth”) and ING Strategic Allocation Income Fund (“Strategic Allocation Income”) (collectively, the “Strategic Allocation Funds”).

Each Fund offers the following classes of shares: Class A, Class B, Class C, and Class I. The Index Plus Funds also offer Class O and Class R shares. The separate classes of shares differ principally in the applicable sales charges (if any), distribution fees and shareholder servicing fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Fund and earn income and realized gains/losses from the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution, and shareholder servicing fees. Class B shares, along with their pro rata reinvested dividend shares, automatically convert to Class A shares approximately eight years after purchase.

ING Investments, LLC (“ING Investments” or “Investment Manager”), an Arizona limited liability company, serves as the investment manager to the Funds. ING Investments has engaged ING Investment Management Co. (“ING IM” or “Sub-Adviser”), a Connecticut corporation, to serve as the Sub-Adviser to the Funds. ING Funds Distributor, LLC (the “Distributor”) is the principal underwriter of the Funds. The Distributor, ING Investments and ING IM are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is one of the largest financial services organizations in the world, and offers an array of banking, insurance and asset management services to both individual and institutional investors.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Funds in the preparation of their financial statements. Such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A.                                   Security Valuation. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ will be valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Funds’ valuation procedures. U.S. Government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Funds’ Board of Directors (‘‘Board’’), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Fund calculates its net asset value may also be valued at their fair values as determined in good faith by or under the supervision of a Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures techniques applied in any specific instance are likely to may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Funds related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on the price of a foreign security on the principal foreign exchange where it trades as of the time a Fund determines its NAV or if the foreign exchange closes prior to the time the

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Fund in foreign securities markets. Further, the value of a Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating a Fund’s NAV, foreign securities in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV. Investments in securities maturing in 60 days or less from the date of acquisition are valued at amortized cost, which, when combined with accrued interest, approximates market value.

B.                                     Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Funds. Premium amortization and discount accretion are determined by the effective yield method.

C.                                     Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)                                  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)                                  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statement of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include but are not limited to revaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D.                                    Foreign Currency Transactions and Futures Contracts. Each Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. The Funds either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Fund may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract obligates the seller of the contract to deliver and the purchaser of the contract to take delivery of the type of foreign currency, financial instrument or security called for in the contract at a specified future time for a specified price. Upon entering into such a contract, a Fund is required to deposit and maintain as collateral such initial margin as required by the exchange on which the contract is traded. Pursuant to the contract, a Fund agrees to receive from or pay to the broker an amount equal to the daily fluctuations in the value of the contract. Such receipts or payments are known as variation margins and are recorded as unrealized gains or losses by the Fund. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E.                                      Distributions to Shareholders. The Funds record distributions to their shareholders on the ex-dividend date. Each Fund pays dividends at least annually to comply with the distribution requirements of the Internal Revenue Code and may make distributions on a more frequent basis. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies.

F.                                      Federal Income Taxes. It is the policy of the Funds to comply with the requirements of subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expired.

G.                                     Use of Estimates. Management of the Funds has made certain estimates and assumptions relating to the reporting of assets, liabilities, income, and expenses to prepare these financial statements in conformity with accounting principles generally accepted in the United States of America for investment companies. Actual results could differ from these estimates.

H.                                    Repurchase Agreements. Each Fund may invest in repurchase agreements with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Fund will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Fund. The underlying collateral is valued daily on a mark to market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

NOTES TO FINANCIAL STATEMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

I.                                         Securities Lending. Each Fund has the option to temporarily loan up to 30% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, the Fund has the right to use collateral to offset losses incurred. There would be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund.

J.                                        Swap Contracts. Each Fund may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices. During the term of the swap, changes in the value of the swap are recognized by marking-to-market the value of the swap.

K.                                    Illiquid and Restricted Securities. Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap may not invest more than 10% of its net assets in illiquid securities. Strategic Allocation Balanced, Strategic Allocation Growth, and Strategic Allocation Income may not invest more than 15% of its net assets in illiquid securities. Illiquid securities are not readily marketable. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Funds to sell them promptly at an acceptable price. Each Fund may also invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Certain restricted securities may be considered liquid pursuant to procedures adopted by the Board or may be deemed to be illiquid because they may not be readily marketable. Illiquid and restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value determined under procedures approved by the Board.

L.                                      Delayed Delivery Transactions. Each Fund may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in each Fund’s Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets sufficient to cover the purchase price.

M.                                 Mortgage Dollar Roll Transactions. In connection with a Fund’s ability to purchase or sell securities on a when-issued basis, Strategic Allocation Balanced, Strategic Allocation Growth and Strategic Allocation Income may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Fund sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Funds account for dollar roll transactions as purchases and sales.

NOTE 3 — INVESTMENT TRANSACTIONS

For the six months ended November 30, 2005, the cost of purchases and proceeds from the sales of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Index Plus LargeCap	$213,400,866	$236,602,137
Index Plus MidCap	221,338,116	182,606,624
Index Plus SmallCap	57,718,706	48,043,024
Strategic Allocation Balanced	92,290,571	91,197,677
Strategic Allocation Growth	87,376,006	81,784,656
Strategic Allocation Income	31,314,232	31,211,538

U.S. Government securities not included above were as follows:

	Purchases	Sales
Strategic Allocation Balanced	$66,041,790	$62,135,909
Strategic Allocation Growth	30,514,531	25,623,343
Strategic Allocation Income	51,129,066	46,674,560

Notes To Financial Statements AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Funds entered into an Investment Management Agreement with ING Investments (the “Investment Manager”). The Investment Management Agreement compensates the Investment Manager with a fee, computed daily and payable monthly, based on the average daily net assets of each Fund, at the following annual rates:

For each of the Index Plus Funds — 0.450% on the first $500 million, 0.425% on the next $250 million, 0.400% on the next $1.25 billion and 0.375% in excess of $2 billion; for each of the Strategic Allocation Funds — 0.800% on the first $500 million, 0.775% on the next $500 million, 0.750% on the next $500 million, 0.725% on the next $500 million and 0.700% in excess of $2 billion.

The Investment Manager has entered into a Sub-Advisory Agreement with ING IM. Subject to such policies as the Board or the Investment Manager may determine, ING IM manages the Funds’ assets in accordance with the Funds’ investment objectives, policies, and limitations.

ING Funds Services, LLC (“IFS”), an indirect, wholly-owned subsidiary of ING Groep, acts as administrator and provides certain administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other service providers. For its services, IFS is entitled to receive from each Fund a fee at an annual rate of 0.08% of its average daily net assets.

ING Investments has entered into a Service Agreement with ING Life Insurance and Annuity Company (“ILIAC”), an indirect, wholly-owned subsidiary of ING Groep, under which ILIAC provides various administrative and shareholder services to certain Class A and Class I shareholders of the Funds that purchased their shares through ILIAC. In exchange for these services, ING Investments pays ILIAC a fee of up to 0.225% of the average daily net assets associated with respect to Class A and Class I shares of Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap and up to 0.400% of the average daily net assets associated with respect to Class A and Class I shares of Strategic Allocation Balanced, Strategic Allocation Growth and Strategic Allocation Income Funds. For the six months ended November 30, 2005, ILIAC received $945,768 for its services.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Each share class of the Funds (except as noted below) has adopted a Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by the Funds for expenses incurred in the distribution of each Fund’s shares (“Distribution Fees”). Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Fund’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees (“Service Fees”) paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, each class of shares of the Fund, except Class I, pays the Distributor a Distribution and/or Service Fee based on average daily net assets at the following rates:

	Class A	Class B	Class C	Class O	Class R
Index Plus LargeCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus MidCap	0.25%	1.00%	0.75%	0.25%	0.50%
Index Plus SmallCap	0.25%	1.00%	0.75%	0.25%	0.50%
Strategic Allocation Balanced	0.25%	1.00%	1.00%	N/A	N/A
Strategic Allocation Growth	0.25%	1.00%	1.00%	N/A	N/A
Strategic Allocation Income	0.25%	1.00%	1.00%	N/A	N/A

Presently, the Funds’ class specific expenses are limited to a Distribution Fee or Service Fees incurred in connection with Class A, a combined Distribution and Service Fees in connection with Class B and Class C shares and Services Fees in connection with Class O shares.

Presently, the Funds’ class-specific expenses are limited to distribution fees incurred in connection with Class A, Class B, and Class C shares and service fees in connection with Class B and Class C shares. For the six months ended November 30, 2005, the Distributor retained the following amounts in sales charges:

	Class A Shares	Class B Shares	Class C Shares
Initial Sales Charges
Index Plus LargeCap	$4,353	N/A	N/A
Index Plus MidCap	8,118	N/A	N/A
Index Plus SmallCap	5,693	N/A	N/A
Strategic Allocation Balanced	3,439	N/A	N/A
Strategic Allocation Growth	6,633	N/A	N/A
Strategic Allocation Income	553	N/A	N/A

Contingent Deferred Sales Charges
Index Plus LargeCap	—	$71,723	$1,313
Index Plus MidCap	$ 215	28,451	1,084
Index Plus SmallCap	1,161	18,038	226
Strategic Allocation Balanced	—	12,405	—
Strategic Allocation Growth	—	8,830	—
Strategic Allocation Income	—	3,246	—

Notes To Financial Statements AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At November 30, 2005, the Funds had the following amounts recorded in payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Index Plus LargeCap	$179,273	$31,871	$109,402	$320,546
Index Plus MidCap	128,884	22,913	98,375	250,172
Index Plus SmallCap	49,167	8,741	38,861	96,769
Strategic Allocation Balanced	66,773	6,677	26,437	99,887
Strategic Allocation Growth	60,060	6,006	21,904	87,970
Strategic Allocation Income	30,916	3,092	10,589	44,597

The Funds have adopted a Deferred Compensation Plan (the “Plan”), which allows eligible non-affiliated directors as described in the Plan to defer the receipt of all or a portion of the directors’ fees payable. Deferred fees are invested in various funds advised by ING Investments until distribution in accordance with the Plan.

At November 30, 2005, the following indirect wholly-owned subsidiaries of ING Groep owned the following Funds:

ING Life Insurance and Annuity Company — Index Plus LargeCap (15.55%); Index Plus MidCap (8.13%); Index Plus SmallCap (5.02%); Strategic Allocation Balanced (21.62%); Strategic Allocation Growth (20.98%); Strategic Allocation Income (17.24).

ING National Trust — Index Plus LargeCap (47.41%); Index Plus MidCap (32.02%); Index Plus SmallCap (20.72%); Strategic Allocation Balanced (48.95%); Strategic Allocation Growth (48.74%); Strategic Allocation Income (61.74%).

Northwestern National Life Insurance Company Insurance Company — Strategic Allocation Balanced (10.52%); Strategic Allocation Growth (10.38%); Strategic Allocation Income (6.79%).

Reliance Trust Company — Index Plus SmallCap (5.30%).

Control is defined by the Investment Company Act of 1940 (“1940 Act”) as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because Index Plus LargeCap, Index Plus MidCap, Index Plus SmallCap, Strategic Allocation Balanced, Strategic Allocation Growth and Strategic Allocation Income have a common owner that owns over 25% of the outstanding securities of each of them, the Funds may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Funds.

NOTE 7 — EXPENSE LIMITATIONS

ING Investments entered into a written Expense Limitation Agreement with each of the Funds whereby the Investment Manager has agreed to limit expenses, excluding interest, taxes, brokerage and extraordinary expenses to the levels listed below:

	Class A	Class B	Class C	Class I	Class O	Class R
Index Plus LargeCap	0.95%	1.70%	1.45%	0.70%	0.95%	1.20%
Index Plus MidCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%
Index Plus SmallCap	1.00%	1.75%	1.50%	0.75%	1.00%	1.25%
Strategic Allocation Balanced	1.20%	1.95%	1.95%	0.95%	N/A	N/A
Strategic Allocation Growth	1.25%	2.00%	2.00%	1.00%	N/A	N/A
Strategic Allocation Income	1.15%	1.90%	1.90%	0.90%	N/A	N/A

The Investment Manager may at a later date recoup from a Fund for management fees waived and other expenses assumed by the Investment Manager during the previous 36 months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Manager of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Fund. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Fund.

As of November 30, 2005, the cumulative amounts of waived and reimbursed fees that are subject to possible recoupment by the Investment Manager, and the related expiration dates are as follows:

	November 30
	2006	2007	2008	Total
Index Plus MidCap	$179,316	$72,614	—	$251,930
Index Plus SmallCap	231,730	145,963	$116,052	493,745
Strategic Allocation Balanced	205,331	70,491	100,102	375,924
Strategic Allocation Growth	213,297	43,843	91,555	348,695
Strategic Allocation Income	205,075	89,422	96,201	390,698

Notes To Financial Statements AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 7 — EXPENSE LIMITATIONS (continued)

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of the Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

All of the Funds included in this report, in addition to certain other funds managed by the Investment Manager, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with a syndicate of banks led by Citibank, N.A. for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase and sale of securities; (2) finance the redemption of shares of an investor in the Funds; and (3) enable the Funds to meet other emergency expenses as defined in the Credit Agreement. The Funds to which the line of credit is available pay a commitment fee equal to 0.09% per annum on the daily unused portion of the committed line amount. Each of the Funds will pay its pro rata share of both the agent and commitment fee. Generally, borrowings under the Credit Agreement accrue interest at the Federal Funds Rate plus a specified margin. Repayments generally must be made within 30 days after the date of a revolving credit advance. The following Funds utilized the line of credit during the six months ended November 30, 2005:

	Days Utilized	Approximate Average Daily Balance For Days Utilized	Approximate Weighted Average Interest Rate For Days Utilized
Index Plus LargeCap	4	$5,135,000	3.58%
Index Plus MidCap	5	864,000	4.12%
Index Plus SmallCap	1	560,000	4.27%
Strategic Allocation Balanced	2	3,263,500	4.23%

Notes To Financial Statements AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
Index Plus LargeCap (Number of Shares)
Shares sold	1,060,848	3,072,649	186,265	361,316	58,362	164,466
Dividends reinvested	—	180,010	—	5,982	—	4,974
Shares redeemed	(2,335,582)	(4,906,740)	(367,292)	(524,151)	(150,269)	(371,049)
Net decrease in shares outstanding	(1,274,734)	(1,654,081)	(181,027)	(156,853)	(91,907)	(201,609)

Index Plus LargeCap ($)
Shares sold	$16,480,240	$45,447,033	$2,885,717	$5,294,644	$909,762	$2,430,212
Dividends reinvested	—	2,691,255	—	89,255	—	74,578
Shares redeemed	(36,483,405)	(71,958,097)	(5,665,568)	(7,617,587)	(2,343,214)	(5,399,721)
Net decrease	$(20,003,165)	$(23,819,809)	$(2,779,851)	$(2,233,688)	$(1,433,452)	$(2,894,931)

	Class I Shares		Class O Shares		Class R Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	December 8, 2003(1) to May 31, 2005
Index Plus LargeCap (Number of Shares)
Shares sold	341,494	1,732,549	904,150	1,914,733	259,513	1,079,851
Dividends reinvested	—	107,955	—	17,018	—	6,015
Shares redeemed	(1,042,120)	(3,003,611)	(501,633)	(900,935)	(60,898)	(227,756)
Net increase (decrease) in shares outstanding	(700,626)	(1,163,107)	402,517	1,030,816	198,615	858,110

Index Plus LargeCap ($)
Shares sold	$5,378,145	$25,305,337	$14,175,724	$28,405,696	$4,023,554	$15,845,042
Dividends reinvested	—	1,625,818	—	255,460	—	89,619
Shares redeemed	(16,469,200)	(43,973,169)	(7,863,409)	(13,266,587)	(947,810)	(3,299,562)
Net increase (decrease)	$(11,091,055)	$(17,042,014)	$6,312,315	$15,394,569	$3,075,744	$12,635,099

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
Index Plus MidCap (Number of Shares)
Shares sold	1,654,153	2,873,295	293,539	660,502	288,049	369,250
Dividends reinvested	—	42,053	—	5,398	—	2,923
Shares redeemed	(1,019,088)	(1,686,716)	(212,781)	(396,638)	(149,719)	(226,681)
Net increase in shares outstanding	635,065	1,228,632	80,758	269,262	138,330	145,492

Index Plus MidCap ($)
Shares sold	$28,082,245	$43,578,579	$4,818,065	$9,742,396	$4,805,484	$5,425,847
Dividends reinvested	—	647,392	—	80,708	—	44,085
Shares redeemed	(17,403,719)	(25,475,930)	(3,483,120)	(5,866,114)	(2,502,151)	(3,394,452)
Net increase	$10,678,526	$18,750,041	$1,334,945	$3,956,990	$2,303,333	$2,075,480

(1)          Commencement of operations.

Notes To Financial Statements AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class I Shares		Class O Shares		Class R Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	October 24, 2003(1) to May 31, 2005
Index Plus MidCap (Number of Shares)
Shares sold	798,406	1,514,835	671,215	1,338,243	482,931	688,267
Dividends reinvested	—	11,837	—	7,627	—	3,485
Shares redeemed	(157,238)	(231,170)	(352,467)	(788,654)	(59,277)	(157,509)
Net increase in shares outstanding	641,168	1,295,502	318,748	557,216	423,654	534,243

Index Plus MidCap ($)
Shares sold	$13,628,517	$23,284,548	$11,478,823	$20,595,771	$8,167,726	$10,429,724
Dividends reinvested	—	184,062	—	117,900	—	53,461
Shares redeemed	(2,688,887)	(3,555,394)	(6,028,164)	(12,015,221)	(1,001,131)	(2,358,885)
Net increase	$10,939,630	$19,913,216	$5,450,659	$8,698,450	$7,166,595	$8,124,300

	Class A Shares		Class B Shares		Class C Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
Index Plus SmallCap (Number of Shares)
Shares sold	720,136	1,811,880	182,710	411,874	87,198	131,281
Dividends reinvested	—	98,046	—	23,316	—	11,282
Shares redeemed	(509,911)	(1,374,661)	(127,955)	(231,462)	(53,271)	(109,498)
Net increase in shares outstanding	210,225	535,265	54,755	203,728	33,927	33,065

Index Plus SmallCap ($)
Shares sold	$12,537,913	$28,327,360	$3,028,963	$6,301,798	$1,471,098	$2,003,038
Dividends reinvested	—	1,575,632	—	359,062	—	175,701
Shares redeemed	(8,893,167)	(21,359,996)	(2,118,141)	(3,513,497)	(891,840)	(1,661,096)
Net increase	$3,644,746	$8,542,996	$910,822	$3,147,363	$579,258	$517,643

	Class I Shares		Class O Shares		Class R Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	December 8, 2003(1) to May 31, 2005
Index Plus SmallCap (Number of Shares)
Shares sold	186,190	426,822	424,596	1,354,165	136,555	256,920
Dividends reinvested	—	9,136	—	45,410	—	4,804
Shares redeemed	(28,932)	(107,553)	(374,375)	(822,404)	(32,536)	(119,374)
Net increase in shares outstanding	157,258	328,405	50,221	577,171	104,019	142,350

Index Plus SmallCap ($)
Shares sold	$3,315,710	$6,811,888	$7,436,214	$21,487,014	$2,341,637	$4,077,637
Dividends reinvested	—	149,281	—	735,227	—	77,253
Shares redeemed	(500,930)	(1,689,601)	(6,535,814)	(13,071,989)	(561,850)	(1,861,111)
Net increase	$2,814,780	$5,271,568	$900,400	$9,150,252	$1,779,787	$2,293,779

(1) Commencement of operations.

Notes To Financial Statements AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class A Shares		Class B Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
Strategic Allocation Balanced (Number of Shares)
Shares sold	544,240	1,201,989	462,037	588,969
Dividends reinvested	—	75,561	—	3,207
Shares redeemed	(430,180)	(1,000,434)	(74,134)	(123,013)
Net increase in shares outstanding	114,060	277,116	387,903	469,163

Strategic Allocation Balanced ($)
Shares sold	$6,381,803	$13,329,351	$5,343,590	$6,548,922
Dividends reinvested	—	847,327	—	35,780
Shares redeemed	(5,020,670)	(11,031,160)	(857,514)	(1,364,387)
Net increase	$1,361,133	$3,145,518	$4,486,076	$5,220,315

	Class C Shares		Class I Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
Strategic Allocation Balanced (Number of Shares)
Shares sold	35,478	45,897	284,464	376,108
Dividends reinvested	—	325	—	39,211
Shares redeemed	(6,608)	(25,334)	(1,253,246)	(529,753)
Net increase (decrease) in shares outstanding	28,870	20,888	(968,782)	(114,434)

Strategic Allocation Balanced ($)
Shares sold	$416,253	$514,984	$3,357,001	$4,199,647
Dividends reinvested	—	3,671	—	443,286
Shares redeemed	(76,933)	(278,220)	(14,686,750)	(5,903,519)
Net increase (decrease)	$339,320	$240,435	$(11,329,749)	$(1,260,586)

	Class A Shares		Class B Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
Strategic Allocation Growth (Number of Shares)
Shares sold	507,848	1,099,580	335,026	568,111
Dividends reinvested	—	44,145	—	1,157
Shares redeemed	(344,459)	(808,158)	(77,414)	(79,733)
Net increase in shares outstanding	163,389	335,567	257,612	489,535

Strategic Allocation Growth ($)
Shares sold	$5,992,490	$12,134,471	$3,894,426	$6,330,474
Dividends reinvested	—	494,833	—	12,875
Shares redeemed	(4,059,860)	(8,860,081)	(903,261)	(880,482)
Net increase	$1,932,630	$3,769,223	$2,991,165	$5,462,867

Notes To Financial Statements AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 9 — CAPITAL SHARES (continued)

	Class C Shares		Class I Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
Strategic Allocation Growth (Number of Shares)
Shares sold	48,545	45,592	488,226	330,605
Dividends reinvested	—	176	—	24,154
Shares redeemed	(10,407)	(18,371)	(489,799)	(622,196)
Net increase (decrease) in shares outstanding	38,138	27,397	(1,573)	(267,437)

Strategic Allocation Growth ($)
Shares sold	$568,282	$503,474	$5,763,300	$3,656,610
Dividends reinvested	—	1,966	—	272,437
Shares redeemed	(122,204)	(202,802)	(5,802,084)	(6,872,058)
Net increase (decrease)	$446,078	$302,638	$(38,784)	$(2,943,011)

	Class A Shares		Class B Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
Strategic Allocation Income (Number of Shares)
Shares sold	356,239	704,643	175,842	144,218
Dividends reinvested	—	56,208	—	1,281
Shares redeemed	(325,794)	(817,589)	(42,537)	(31,588)
Net increase (decrease) in shares outstanding	30,445	(56,738)	133,305	113,911

Strategic Allocation Income ($)
Shares sold	$3,856,212	$7,321,448	$1,898,378	$1,515,256
Dividends reinvested	—	586,248	—	13,416
Shares redeemed	(3,531,365)	(8,439,884)	(461,448)	(328,230)
Net increase (decrease)	$324,847	$(532,188)	$1,436,930	$1,200,442

	Class C Shares		Class I Shares
	Six Months Ended November 30, 2005	Year Ended May 31, 2005	Six Months Ended November 30, 2005	Year Ended May 31, 2005
Strategic Allocation Income (Number of Shares)
Shares sold	14,654	22,603	127,464	314,489
Dividends reinvested	—	192	—	20,808
Shares redeemed	(7,347)	(18,921)	(272,124)	(434,949)
Net increase (decrease) in shares outstanding	7,307	3,874	(144,660)	(99,652)

Strategic Allocation Income ($)
Shares sold	$158,985	$238,893	$1,393,982	$3,297,553
Dividends reinvested	—	2,030	—	219,110
Shares redeemed	(80,486)	(195,932)	(2,968,498)	(4,559,784)
Net increase (decrease)	$78,499	$44,991	$(1,574,516)	$(1,043,121)

NOTE 10 — ILLIQUID SECURITIES

Pursuant to guidelines adopted by the Funds’ Board of Directors, the following security has been deemed to be illiquid. The Funds may invest up to 10% of its net assets, in illiquid securities. Fair Value for certain of securities was determined by ING Funds Valuation Committee appointed by the Fund’s Board.

Fund	Security	Principal Amount	Initial Acquisition Date	Cost	Value	Percent of Net Assets
Index Plus Smallcap	MascoTech, Inc.	1,100	11/29/00	$—	$—	0%

Notes To Financial Statements AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York (“BNY”), the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. Government securities. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The securities purchased with the cash collateral received are reflected in the Portfolio of Investments. Generally, in the event of counterparty default, the Funds have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Funds in the event the Funds are delayed or prevented from exercising their right to dispose of the collateral. The Funds bear the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Fund. At November 30, 2005, the Funds had securities on loan with the following market values:

Fund	Value of Securities Loaned	Value of Collateral
Index Plus LargeCap	$56,132,195	$58,093,141
Index Plus MidCap	67,384,347	68,986,605
Index Plus SmallCap	35,102,632	35,919,125
Strategic Allocation Balanced	14,721,832	15,076,410
Strategic Allocation Growth	11,321,642	11,605,625
Strategic Allocation Income	8,889,495	9,096,058

NOTE 12 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as distributions of paid-in capital.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

There were no dividends or distributions to shareholders for the six months ended November 30, 2005. The tax composition of dividends and distributions to shareholders as of May 31, 2005 were as follows:

	Year Ended May 31, 2005
	Ordinary Income	Long-Term Capital Gain
Index Plus LargeCap	$4,958,963	$ —
Index Plus MidCap	675,021	511,980
Index Plus SmallCap	1,803,525	1,395,436
Strategic Allocation Balanced	1,337,748	—
Strategic Allocation Growth	786,724	—
Strategic Allocation Income	829,492	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of May 31, 2005 were:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gains	Unrealized Appreciation/ Depreciation	Post October Losses Deferred	Capital Loss Carryforwards	Expiration Dates
Index Plus LargeCap	$1,445,205	$ —	$88,546,651	$ —	$(38,266,262)	2009
					(18,078,163)	2010
					(27,096,457)	2011
					(24,420,460)	2012
					$(107,861,342)

Index Plus MidCap	624,804	5,680,874	48,061,761	—	—
Index Plus SmallCap	—	1,248,036	21,503,852	—	—
Strategic Allocation Balanced	550,340	—	7,600,756	(2,265)	$(2,464,315)	2011
Strategic Allocation Growth	312,605	—	7,595,819	(832)	$(3,036,062)	2011
Strategic Allocation Income	370,984	758,051	2,316,050	(7,143)	—

Notes To Financial Statements AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS

ING Investments has reported to the Boards of Directors/Trustees (the “Boards”) of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, “ING”), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING’s internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING’s variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Board.

ING Investments has advised the Board that most of the identified arrangements were initiated prior to ING’s acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Board that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

In September 2005, ING Funds Distributor, LLC (“IFD”), the distributor of certain ING Funds, settled an administrative proceeding with the NASD regarding three arrangements, dating from 1995, 1996 and 1998, under which the administrator to the then-Pilgrim Funds, which subsequently became part of the ING Funds, entered into formal and informal arrangements that permitted frequent trading. Under the terms of the Letter of Acceptance, Waiver and Consent (“AWC”) with the NASD, under which IFD neither admitted nor denied the allegations or findings, IFD consented to the following sanctions: (i) a censure; (ii) a fine of $1.5 million; (iii) restitution of approximately $1.44 million to certain ING Funds for losses attributable to excessive trading described in the AWC; and (iv) agreement to make certification to NASD regarding the review and establishment of certain procedures.

In addition to the arrangements discussed above, ING Investments reported to the Board that, at this time, these instances include the following, in addition to the arrangements subject to the AWC discussed above:

•      Aeltus Investment Management, Inc. (a predecessor entity to ING Investment Management Co.) has identified two investment professionals who engaged in extensive frequent trading in certain ING Funds. One was subsequently terminated for cause and incurred substantial financial penalties in connection with this conduct and the second has been disciplined.

•      ReliaStar Life Insurance Company (“ReliaStar”) entered into agreements seven years ago permitting the owner of policies issued by the insurer to engage in frequent trading and to submit orders until 4pm Central Time. In 2001 ReliaStar also entered into a selling agreement with a broker-dealer that engaged in frequent trading. Employees of ING affiliates were terminated and/or disciplined in connection with these matters.

•      In 1998, Golden American Life Insurance Company entered into arrangements permitting a broker-dealer to frequently trade up to certain specific limits in a fund available in an ING variable annuity product. No employee responsible for this arrangement remains at the company.

For additional information regarding these matters, you may consult the Form 8-K and Form 8-K/A for each of four life insurance companies, ING USA Annuity and Life Insurance Company, ING Life Insurance and Annuity Company, ING Insurance Company of America, and ReliaStar Life Insurance Company of New York, each filed with the Securities and Exchange Commission (the “SEC”) on October 29, 2004 and September 8, 2004.

Notes To Financial Statements AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

NOTE 13 — INFORMATION REGARDING TRADING OF ING’S U.S. MUTUAL FUNDS (continued)

These Forms 8-K and Forms 8-K/A can be accessed through the SEC’s Web site at http://www.sec.gov. Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Board are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Board that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Board that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING’s acquired companies had systemic ethical or compliance issues in these areas. Nonetheless, ING Investments reported that given ING’s refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•      ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING’s internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. ING Investments reported to the Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•      ING updated its Code of Conduct for employees reinforcing its employees’ obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

•      The ING Funds, upon a recommendation from ING, updated their respective Codes of Ethics applicable to investment professionals with ING entities and certain other fund personnel, requiring such personnel to pre-clear any purchases or sales of ING Funds that are not systematic in nature (i.e., dividend reinvestment), and imposing minimum holding periods for shares of ING Funds.

•      ING instituted excessive trading policies for all customers in its variable insurance and retirement products and for shareholders of the ING Funds sold to the public through financial intermediaries. ING does not make exceptions to these policies.

•      ING reorganized and expanded its U.S. Compliance Department, and created an Enterprise Compliance team to enhance controls and consistency in regulatory compliance.

As has been widely reported in the media, the New York Attorney General’s office (“NYAG”) is conducting broad investigations regarding insurance quoting and brokerage practices. ING U.S. has been subpoenaed in this regard, and is cooperating fully with these NYAG requests for information.

ING U.S. believes that its practices are consistent with our business principles and our commitment to our customers.

At this time, in light of the current regulatory factors, ING U.S. is actively engaged in reviewing whether any modifications in our practices are appropriate for the future.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares, or other adverse consequences to ING Funds.

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 99.3%

		Advertising: 0.2%
15,950	@,L	Interpublic Group of Cos., Inc.	$148,654
8,100	L	Omnicom Group, Inc.	684,936
			833,590
		Aerospace/Defense: 2.7%
51,800		Boeing Co.	3,532,243
14,000		General Dynamics Corp.	1,600,200
4,800		Goodrich Corp.	184,896
2,400		L-3 Communications Holdings, Inc.	178,800
36,750		Lockheed Martin Corp.	2,227,050
14,885		Northrop Grumman Corp.	853,952
45,700		Raytheon Co.	1,755,794
12,506		Rockwell Collins, Inc.	571,524
41,400		United Technologies Corp.	2,228,976
			13,133,435
		Agriculture: 2.0%
92,450		Altria Group, Inc.	6,729,435
62,095		Archer-Daniels-Midland Co.	1,463,579
11,000	L	Monsanto Co.	805,970
8,050	L	Reynolds American, Inc.	716,611
7,258		UST, Inc.	280,014
			9,995,609
		Airlines: 0.2%
47,700		Southwest Airlines Co.	787,050
			787,050
		Apparel: 0.7%
37,200	@	Coach, Inc.	1,280,796
4,250		Jones Apparel Group, Inc.	122,230
6,000	L	Liz Claiborne, Inc.	209,280
13,300		Nike, Inc.	1,134,490
3,200		Reebok Intl., Ltd.	184,256
6,100		VF Corp.	345,565
			3,276,617
		Auto Manufacturers: 0.3%
193,500		Ford Motor Co.	1,573,155
			1,573,155
		Auto Parts and Equipment: 0.1%
9,800	@,L	Goodyear Tire & Rubber Co.	167,874
7,850		Johnson Controls, Inc.	545,183
			713,057
		Banks: 5.8%
7,100		AmSouth Bancorporation	188,789
202,946		Bank of America Corp.	9,313,191
37,682		BB&T Corp.	1,603,369
10,850		Comerica, Inc.	625,720
4,950		Compass Bancshares, Inc.	239,877
2,600		First Horizon National Corp.	101,192
9,350		Huntington Bancshares, Inc.	224,026
18,350		KeyCorp	608,486
3,300		M & T Bank Corp.	357,126
7,900		Marshall & Ilsley Corp.	339,542
17,950		Mellon Financial Corp.	603,838
25,598	L	National City Corp.	868,028
8,450		Northern Trust Corp.	445,231
20,050	L	PNC Financial Services Group, Inc.	1,278,589
18,600	L	Regions Financial Corp.	$626,634
13,500		State Street Corp.	778,815
13,800		SunTrust Banks, Inc.	1,003,812
9,109		Synovus Financial Corp.	256,418
33,400		The Bank of New York Co., Inc.	1,082,160
76,131		U.S. Bancorp	2,305,246
64,443		Wachovia Corp.	3,441,255
34,150		Wells Fargo & Co.	2,146,328
3,450		Zions Bancorporation	260,924
			28,698,596
		Beverages: 3.3%
31,400		Anheuser-Busch Cos., Inc.	1,373,436
4,050		Brown-Forman Corp.	278,883
153,050		Coca-Cola Co.	6,533,705
14,100		Coca-Cola Enterprises, Inc.	271,002
7,800	@	Constellation Brands, Inc.	184,236
10,450		Pepsi Bottling Group, Inc.	308,275
119,000		PepsiCo, Inc.	7,044,800
			15,994,337
		Biotechnology: 1.0%
49,784	@,L	Amgen, Inc.	4,029,019
7,000	@,L	Biogen Idec, Inc.	299,670
10,700	@	Genzyme Corp.	795,438
			5,124,127
		Building Materials: 0.3%
12,750		American Standard Cos., Inc.	485,520
17,965		Masco Corp.	534,818
4,250		Vulcan Materials Co.	283,475
			1,303,813
		Chemicals: 1.5%
8,500		Air Products & Chemicals, Inc.	502,945
39,450		Dow Chemical Co.	1,785,112
37,500		E.I. du Pont de Nemours & Co.	1,603,125
3,500		Eastman Chemical Co.	193,655
9,300		Ecolab, Inc.	309,411
5,400		Engelhard Corp.	159,300
3,450		International Flavors & Fragrances, Inc.	112,263
17,950		PPG Industries, Inc.	1,090,104
13,100		Praxair, Inc.	681,200
8,900		Rohm & Haas Co.	389,820
4,950		Sherwin-Williams Co.	217,008
3,350		Sigma-Aldrich Corp.	221,234
			7,265,177
		Commercial Services: 1.0%
46,556		Cendant Corp.	827,300
14,304		Equifax, Inc.	547,843
22,300		H&R Block, Inc.	545,012
29,450		McKesson Corp.	1,481,335
1,100		Moody’s Corp.	66,165
15,800		Paychex, Inc.	670,078
8,900		R.R. Donnelley & Sons Co.	304,380
7,550		Robert Half Intl., Inc.	288,863
			4,730,976
		Computers: 5.4%
5,200	@,L	Affiliated Computer Services, Inc.	290,056
70,300	@	Apple Computer, Inc.	4,767,746
750	@	Computer Sciences Corp.	37,673

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Computers (continued)
185,550	@	Dell, Inc.	$5,596,188
10,550	L	Electronic Data Systems Corp.	243,178
170,950	@	EMC Corp.	2,381,334
213,309		Hewlett-Packard Co.	6,328,877
64,450		International Business Machines Corp.	5,729,604
2,600	@,L	Lexmark Intl., Inc.	123,812
8,200	@	NCR Corp.	278,390
14,700	@,L	Network Appliance, Inc.	428,064
13,850	@,L	Sun Microsystems, Inc.	52,215
1,400	@	Unisys Corp.	8,610
			26,265,747
		Cosmetics/Personal Care: 2.2%
3,650		Alberto-Culver Co.	158,702
52,550		Colgate-Palmolive Co.	2,865,026
140,320		Procter & Gamble Co.	8,024,901
			11,048,629
		Distribution/Wholesale: 0.2%
12,000		Genuine Parts Co.	531,720
3,450		W.W. Grainger, Inc.	242,294
			774,014
		Diversified Financial Services: 8.6%
51,850		American Express Co.	2,666,127
11,890	L	Ameriprise Financial, Inc.	499,975
5,050		Bear Stearns Cos., Inc.	560,500
12,300	L	Capital One Financial Corp.	1,021,638
46,700		Charles Schwab Corp.	712,175
8,950		CIT Group, Inc.	443,025
211,250		Citigroup, Inc.	10,256,187
2,648		Countrywide Financial Corp.	92,177
14,800	@,L	E*TRADE Financial Corp.	288,896
39,900		Fannie Mae	1,917,195
4,300		Federated Investors, Inc.	157,122
6,550	L	Franklin Resources, Inc.	608,364
38,700		Goldman Sachs Group, Inc.	4,990,751
141,800		J.P. Morgan Chase & Co.	5,423,849
28,450		Lehman Brothers Holdings, Inc.	3,584,700
51,200		MBNA Corp.	1,370,624
38,650		Merrill Lynch & Co., Inc.	2,567,133
68,450		Morgan Stanley	3,835,253
17,400		SLM Corp.	914,370
4,850	L	T. Rowe Price Group, Inc.	348,958
			42,259,019
		Electric: 2.9%
27,800	@,L	AES Corp.	438,406
7,000	@,L	Allegheny Energy, Inc.	194,810
9,050		Ameren Corp.	474,763
14,650		American Electric Power Co., Inc.	535,311
10,850		CenterPoint Energy, Inc.	143,437
16,400	@,L	CMS Energy Corp.	229,272
9,000	L	Consolidated Edison, Inc.	409,860
6,984		Constellation Energy Group, Inc.	370,082
14,150		Dominion Resources, Inc.	1,074,693
7,200	L	DTE Energy Co.	314,208
37,450	L	Duke Energy Corp.	1,005,907
33,300		Edison Intl.	1,502,496
850	L	Entergy Corp.	59,500
2,700		Exelon Corp.	140,508
12,700	L	FirstEnergy Corp.	596,392
16,500		FPL Group, Inc.	699,435
11,200		NiSource, Inc.	$241,136
16,400	L	PG&E Corp.	603,192
4,400		Pinnacle West Capital Corp.	182,556
14,100		PPL Corp.	414,540
9,950		Public Service Enterprise Group, Inc.	624,064
30,250	L	Southern Co.	1,049,978
8,100		TECO Energy, Inc.	141,669
24,600		TXU Corp.	2,524,697
3,250	L	Xcel Energy, Inc.	60,158
			14,031,070
		Electrical Components and Equipment: 0.3%
18,503		Emerson Electric Co.	1,399,012
			1,399,012
		Electronics: 0.6%
35,150	@	Agilent Technologies, Inc.	1,253,449
8,750		Applera Corp.—Applied Biosystems Group	241,325
7,300	@	Jabil Circuit, Inc.	241,776
4,900		Parker Hannifin Corp.	335,209
8,600		PerkinElmer, Inc.	196,166
98,500	@,L	Solectron Corp.	353,615
6,350	@	Thermo Electron Corp.	195,898
2,500	@	Waters Corp.	98,075
			2,915,513
		Engineering and Construction: 0.0%
3,500		Fluor Corp.	259,350
			259,350
		Entertainment: 0.0%
6,800		International Game Technology	199,580
			199,580
		Environmental Control: 0.1%
23,550		Waste Management, Inc.	704,381
			704,381
		Food: 1.2%
3,700		Campbell Soup Co.	111,777
21,150	L	ConAgra Foods, Inc.	454,725
25,150		General Mills, Inc.	1,195,379
23,700		H.J. Heinz Co.	822,863
7,400		Hershey Foods Corp.	401,228
17,650		Kellogg Co.	777,836
29,150	@,L	Kroger Co.	567,259
5,400		McCormick & Co., Inc.	168,588
17,250	L	Safeway, Inc.	401,063
5,502		Sara Lee Corp.	99,366
13,600		SUPERVALU, Inc.	444,992
8,003	L	Wm. Wrigley Jr. Co.	548,926
			5,994,002
		Forest Products and Paper: 0.4%
13,050		Georgia-Pacific Corp.	617,135
8,550		Louisiana-Pacific Corp.	230,594
4,050		MeadWestvaco Corp.	113,360
800		Plum Creek Timber Co., Inc.	31,168
4,000		Temple-Inland, Inc.	167,480
10,500	L	Weyerhaeuser Co.	696,254
			1,855,991

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Gas: 0.2%
17,600		Sempra Energy	$773,520
			773,520
		Hand/Machine Tools: 0.1%
3,650		Black & Decker Corp.	320,507
1,300		Snap-On, Inc.	48,581
2,900		Stanley Works	139,200
			508,288
		Healthcare-Products: 2.5%
2,700		Bausch & Lomb, Inc.	219,402
25,750		Baxter Intl., Inc.	1,001,417
11,400		Becton Dickinson & Co.	663,822
23,850	@	Boston Scientific Corp.	631,548
3,810		C.R. Bard, Inc.	247,155
14,350		Guidant Corp.	885,108
120,450		Johnson & Johnson	7,437,787
4,900		Medtronic, Inc.	272,293
16,350	@	St. Jude Medical, Inc.	781,040
			12,139,572
		Healthcare-Services: 2.7%
29,200		Aetna, Inc.	2,700,708
16,800	@	Coventry Health Care, Inc.	1,000,776
15,550	@	Humana, Inc.	712,657
550	@	Laboratory Corp. of America Holdings	28,540
700		Quest Diagnostics, Inc.	35,063
74,100		UnitedHealth Group, Inc.	4,435,625
56,600	@	WellPoint, Inc.	4,348,578
			13,261,947
		Household Products/Wares: 0.4%
6,900	L	Clorox Co.	374,532
5,950		Fortune Brands, Inc.	463,862
21,250		Kimberly-Clark Corp.	1,253,325
			2,091,719
		Housewares: 0.0%
11,100		Newell Rubbermaid, Inc.	256,077
			256,077
		Insurance: 4.9%
6,500	@@	ACE Ltd.	360,750
21,000		AFLAC, Inc.	1,008,000
27,400		Allstate Corp.	1,537,140
2,200		AMBAC Financial Group, Inc.	168,718
52,520		American Intl. Group, Inc.	3,526,193
13,900		Aon Corp.	506,099
13,600		Chubb Corp.	1,317,024
5,800		CIGNA Corp.	652,616
7,497		Cincinnati Financial Corp.	333,841
14,100		Hartford Financial Services Group, Inc.	1,231,917
550		Jefferson-Pilot Corp.	30,553
17,650		Lincoln National Corp.	917,447
9,918		Loews Corp.	957,880
6,350	L	MBIA, Inc.	392,303
75,050		MetLife, Inc.	3,860,572
4,150		MGIC Investment Corp.	270,165
20,050	L	Principal Financial Group	1,015,934
8,000		Progressive Corp.	983,920
36,450		Prudential Financial, Inc.	2,821,230
6,356		Safeco Corp.	357,525
27,300		St. Paul Travelers Cos., Inc.	$1,270,269
4,300		Torchmark Corp.	232,716
12,400	L	UnumProvident Corp.	272,800
600	@@	XL Capital Ltd.	39,828
			24,065,440
		Internet: 0.8%
12,400	@	Amazon.com, Inc.	600,904
46,400	@,L	eBay, Inc.	2,079,184
4,900	@,L	Monster Worldwide, Inc.	190,610
43,792	@,L	Symantec Corp.	773,805
5,200	@,L	Yahoo!, Inc.	209,196
			3,853,699
		Iron/Steel: 0.2%
10,900	L	Nucor Corp.	731,172
4,800	L	United States Steel Corp.	228,480
			959,652
		Leisure Time: 0.4%
4,050		Brunswick Corp.	159,125
17,650	L	Carnival Corp.	961,748
11,650	L	Harley-Davidson, Inc.	627,469
6,650	L	Sabre Holdings Corp.	152,086
			1,900,428
		Lodging: 0.2%
15,650		Hilton Hotels Corp.	343,048
6,950		Marriott Intl., Inc.	449,040
7,650	L	Starwood Hotels & Resorts Worldwide, Inc.	462,825
			1,254,913
		Machinery-Diversified: 0.1%
900		Cummins, Inc.	80,100
950		Deere & Co.	65,883
7,250		Rockwell Automation, Inc.	409,117
			555,100
		Media: 2.5%
11,400	L	Clear Channel Communications, Inc.	371,184
91,750	@,L	Comcast Corp.	2,422,200
1,000		Gannett Co., Inc.	61,620
37,500		McGraw-Hill Cos., Inc.	1,989,375
1,750		Meredith Corp.	89,250
5,750		New York Times Co.	158,125
102,150		News Corp.	1,512,842
190,450		Time Warner, Inc.	3,424,290
1,100		Tribune Co.	35,167
66,200		Viacom, Inc.	2,211,080
8,250		Walt Disney Co.	205,673
			12,480,806
		Mining: 0.4%
20,000		Freeport-McMoRan Copper & Gold, Inc.	1,042,200
6,700	L	Phelps Dodge Corp.	908,989
			1,951,189
		Miscellaneous Manufacturing: 4.7%
31,950		3M Co.	2,507,436
3,450		Cooper Industries Ltd.	250,953
10,600	L	Danaher Corp.	588,300

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Miscellaneous Manufacturing (continued)
8,200		Dover Corp.	$331,690
5,600		Eaton Corp.	356,832
428,050		General Electric Co.	15,289,946
37,800		Honeywell Intl., Inc.	1,381,212
8,700		Illinois Tool Works, Inc.	767,949
15,000	@@	Ingersoll-Rand Co. Ltd.	594,450
3,450		ITT Industries, Inc.	375,222
6,050		Textron, Inc.	477,345
			22,921,335
		Office/Business Equipment: 0.2%
9,250	L	Pitney Bowes, Inc.	385,355
37,350	@,L	Xerox Corp.	530,370
			915,725
		Oil and Gas: 9.4%
3,750	L	Amerada Hess Corp.	459,450
10,300		Anadarko Petroleum Corp.	933,283
6,240		Apache Corp.	407,347
35,950		Burlington Resources, Inc.	2,597,388
113,634		ChevronTexaco Corp.	6,512,364
72,518		ConocoPhillips	4,388,063
45,300		Devon Energy Corp.	2,727,060
15,500		EOG Resources, Inc.	1,112,125
319,550		Exxon Mobil Corp.	18,543,486
4,350		Kerr-McGee Corp.	376,058
15,500		Marathon Oil Corp.	918,995
600		Murphy Oil Corp.	29,676
5,500	@,@@	Nabors Industries Ltd.	385,055
1,100	L	Noble Corp.	79,277
25,750		Occidental Petroleum Corp.	2,041,975
3,900	L	Rowan Cos., Inc.	139,932
13,100	L	Sunoco, Inc.	1,011,320
11,100	@,L	Transocean, Inc.	708,624
28,100		Valero Energy Corp.	2,703,220
			46,074,698
		Oil and Gas Services: 0.6%
9,750		Halliburton Co.	620,588
22,600		Schlumberger Ltd.	2,163,498
			2,784,086
		Packaging and Containers: 0.1%
4,750		Ball Corp.	195,795
4,000	@	Sealed Air Corp.	206,840
			402,635
		Pharmaceuticals: 5.1%
63,500		Abbott Laboratories	2,394,585
5,000		Allergan, Inc.	500,000
11,150		AmerisourceBergen Corp.	895,903
30,200	L	Cardinal Health, Inc.	1,931,290
19,900	@	Caremark Rx, Inc.	1,022,661
15,000	@	Express Scripts, Inc.	1,266,900
13,650	@	Forest Laboratories, Inc.	533,306
20,300	@	Gilead Sciences, Inc.	1,029,007
15,974	@	Hospira, Inc.	705,252
17,016	@	King Pharmaceuticals, Inc.	267,662
10,552	@	Medco Health Solutions, Inc.	566,115
133,650		Merck & Co., Inc.	3,929,310
297,630		Pfizer, Inc.	6,309,755
65,300		Schering-Plough Corp.	1,261,596
4,500	@,L	Watson Pharmaceuticals, Inc.	$150,120
56,000		Wyeth	2,327,360
			25,090,822
		Pipelines: 0.2%
3,750	L	Kinder Morgan, Inc.	339,750
20,400		Williams Cos., Inc.	438,600
			778,350
		Real Estate Investment Trusts: 0.5%
3,700	L	Apartment Investment & Management Co.	143,301
8,600		Archstone-Smith Trust	359,566
16,800	L	Equity Office Properties Trust	523,824
7,500	L	ProLogis	340,200
3,600		Public Storage, Inc.	254,160
9,000	L	Simon Property Group, Inc.	695,790
4,600		Vornado Realty Trust	392,610
			2,709,451
		Retail: 6.2%
950	@,L	Autonation, Inc.	19,684
2,400	@	Autozone, Inc.	213,744
11,850	@	Bed Bath & Beyond, Inc.	505,521
28,800	L	Best Buy Co., Inc.	1,389,312
8,500	L	Circuit City Stores, Inc.	177,905
18,900		Costco Wholesale Corp.	944,622
15,350		Darden Restaurants, Inc.	549,223
12,100		Dollar General Corp.	228,811
750		Family Dollar Stores, Inc.	16,883
18,250		Federated Department Stores, Inc.	1,175,848
34,400		Gap, Inc.	597,872
89,300		Home Depot, Inc.	3,730,953
25,350	L	J.C. Penney Co., Inc. Holding Co.	1,330,115
1,400	@	Kohl’s Corp.	64,400
1,450		Limited Brands, Inc.	32,263
30,950	L	Lowe’s Cos., Inc.	2,088,505
84,950		McDonald’s Corp.	2,875,557
23,100		Nordstrom, Inc.	851,928
14,200	@	Office Depot, Inc.	421,456
4,400	@,L	Sears Holdings Corp.	506,088
51,025		Staples, Inc.	1,178,678
31,100	@	Starbucks Corp.	946,995
36,200		Target Corp.	1,937,061
5,900		Tiffany & Co.	240,130
9,750		TJX Cos., Inc.	218,498
101,040		Wal-Mart Stores, Inc.	4,906,501
41,350	L	Walgreen Co.	1,888,868
5,150	L	Wendy’s Intl., Inc.	261,517
20,250	L	Yum! Brands, Inc.	987,998
			30,286,936
		Savings and Loans: 0.5%
10,300	L	Golden West Financial Corp.	667,337
40,732	L	Washington Mutual, Inc.	1,677,751
			2,345,088
		Semiconductors: 3.8%
1,500	@,L	Altera Corp.	27,390
15,500		Analog Devices, Inc.	587,760
64,550		Applied Materials, Inc.	1,169,001
12,600	@	Broadcom Corp.	586,404
16,368	@	Freescale Semiconductor, Inc.	422,294

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS LARGECAP FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares				Value
		Semiconductors (continued)
313,500		Intel Corp.		$8,364,179
4,000	L	KLA-Tencor Corp.		204,760
12,350	L	Linear Technology Corp.		460,779
15,600	@	LSI Logic Corp.		128,076
12,950		Maxim Integrated Products, Inc.		473,323
34,750		National Semiconductor Corp.		899,330
5,500	@,L	Novellus Systems, Inc.		135,685
6,600	@	Nvidia Corp.		238,722
3,250	@,L	QLogic Corp.		107,445
145,600		Texas Instruments, Inc.		4,729,088
				18,534,236
		Software: 4.6%
22,500	L	Adobe Systems, Inc.		733,725
16,250	@	Autodesk, Inc.		677,950
39,950		Automatic Data Processing, Inc.		1,877,650
22,350	@	BMC Software, Inc.		457,952
17,250	@,L	Citrix Systems, Inc.		468,165
20,932		Computer Associates Intl., Inc.		596,771
31,300	@	Compuware Corp.		288,899
12,350	@	Electronic Arts, Inc.		696,046
31,518		First Data Corp.		1,363,784
6,900	@	Fiserv, Inc.		314,019
8,400		IMS Health, Inc.		205,380
13,000	@,L	Intuit, Inc.		696,410
3,650	@,L	Mercury Interactive Corp.		101,470
410,150	L	Microsoft Corp.		11,365,256
39,850	@,L	Novell, Inc.		310,033
152,600	@	Oracle Corp.		1,918,182
27,000	@	Parametric Technology Corp.		157,950
17,200		Siebel Systems, Inc.		180,600
				22,410,242
		Telecommunications: 5.5%
1,750		Alltel Corp.		116,953
180,114	L	AT&T Corp.		4,486,642
17,950	@,L	Avaya, Inc.		213,964
87,200		Bellsouth Corp.		2,377,072
6,200		CenturyTel, Inc.		205,220
258,050	@	Cisco Systems, Inc.		4,526,196
6,850	@,L	Comverse Technology, Inc.		179,539
61,350	@	Corning, Inc.		1,242,338
153,400		Motorola, Inc.		3,695,406
68,300		QUALCOMM, Inc.		3,105,601
7,300	@,L	Qwest Communications Intl., Inc.		38,252
10,700		Scientific-Atlanta, Inc.		452,824
72,281		Sprint Corp.		1,809,916
16,150	@	Tellabs, Inc.		165,699
136,200		Verizon Communications, Inc.		4,355,676
				26,971,298
		Textiles: 0.0%
2,800	L	Cintas Corp.		125,216
				125,216
		Toys/Games/Hobbies: 0.1%
10,800	L	Hasbro, Inc.		220,536
8,150		Mattel, Inc.		135,698
				356,234
		Transportation: 1.4%
17,200		Burlington Northern Santa Fe Corp.		1,138,296
9,750		CSX Corp.		$474,240
6,160		FedEx Corp.		601,339
28,100		Norfolk Southern Corp.		1,243,144
1,100		Union Pacific Corp.		84,194
45,100		United Parcel Service, Inc.		3,513,290
				7,054,503
		Total Common Stock (Cost $371,336,787)		486,949,052

Principal Amount				Value

SHORT-TERM INVESTMENTS: 12.2%
		Repurchase Agreement: 0.3%
$1,489,000		Morgan Stanley Repurchase
		Agreement dated 11/30/05 4.020%,
		due 12/01/05, $1,486,166 to be
		received upon repurchase
		(Collateralized by $3,215,000 of
		Resolution Funding Corporation,
		8.625%, Market Value Plus accrued
		interest $1,523,299, due 01/15/21)		1,489,000
		Total Repurchase Agreement (Cost $1,489,000)		1,489,000
		Securities Lending CollateralCC: 11.9%
58,093,141		The Bank of New York Institutional
		Cash Reserves Fund		58,093,141
		Total Securities Lending Collateral (Cost $58,093,141)		58,093,141
		Total Short-Term Investments (Cost $59,582,141)		59,582,141

		Total Investments In Securities (Cost $430,918,928)*	111.5%	$546,531,193
		Other Assets and Liabilities-Net	(11.5)	(56,374,438)
		Net Assets	100.0%	$490,156,755

@       Non-income producing security

@@   Foreign issuer

cc       Securities purchased with cash collateral for securities loaned.

L         Loaned security, a portion or all of the security is on loan at November 30, 2005.

*         Cost for federal income tax purposes is $448,149,735. Net unrealized Appreciation consists of:

Gross Unrealized Appreciation	$104,369,989
Gross Unrealized Depreciation	(5,988,531)
Net Unrealized Appreciation	$98,341,458

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 99.6%
		Advertising: 0.3%
21,820	L	Catalina Marketing Corp.	$577,575
18,500		Harte-Hanks, Inc.	485,810
			1,063,385
		Aerospace/Defense: 0.4%
17,974	@,L	Alliant Techsystems, Inc.	1,363,867
2,050	@	Sequa Corp.	129,560
			1,493,427
		Agriculture: 0.0%
3,000		Universal Corp.	121,140
			121,140
		Airlines: 0.2%
24,900	@,L	Airtran Holdings, Inc.	373,998
8,000	@,L	Alaska Air Group, Inc.	281,840
			655,838
		Apparel: 1.0%
45,694		Polo Ralph Lauren Corp.	2,449,198
30,164	@	Timberland Co.	998,127
			3,447,325
		Auto Parts and Equipment: 0.6%
18,700		ArvinMeritor, Inc.	248,710
3,450		Bandag, Inc.	147,833
16,966		BorgWarner, Inc.	1,017,959
17,393		Modine Manufacturing Co.	579,013
			1,993,515
		Banks: 3.6%
38,094		Associated Banc-Corp	1,248,721
25,924		Bank of Hawaii Corp.	1,337,938
5,900	L	Cathay General Bancorp	224,200
11,457		City National Corp.	836,705
42,993		Colonial BancGroup, Inc.	1,070,956
13,549		Cullen/Frost Bankers, Inc.	729,749
27,334		FirstMerit Corp.	728,724
13,600		Greater Bay Bancorp	362,304
7,900		Investors Financial Services Corp.	298,225
38,553		Mercantile Bankshares Corp.	2,290,433
9,300	@,L	SVB Financial Group	447,237
33,380		TCF Financial Corp.	916,615
3,837	L	Westamerica Bancorporation	209,654
51,367		Wilmington Trust Corp.	2,079,850
			12,781,311
		Beverages: 0.1%
18,532		PepsiAmericas, Inc.	423,642
			423,642
		Biotechnology: 0.9%
20,270	@,L	Charles River Laboratories Intl., Inc.	923,501
15,200	@,L	Invitrogen Corp.	1,013,080
36,600	@	Millennium Pharmaceuticals, Inc.	384,666
29,300	@,L	Protein Design Labs, Inc.	816,005
			3,137,252
		Building Materials: 0.9%
34,184		Martin Marietta Materials, Inc.	2,567,560
12,300		York Intl. Corp.	692,367
			3,259,927
		Chemicals: 2.3%
19,800		Airgas, Inc.	$615,780
7,100		Albemarle Corp.	261,280
71,000		Chemtura Corp.	855,550
11,640		Cytec Industries, Inc.	527,176
11,650		Ferro Corp.	220,185
11,179	@	FMC Corp.	594,387
33,922		Lubrizol Corp.	1,431,848
60,038		Lyondell Chemical Co.	1,526,766
5,650	L	Minerals Technologies, Inc.	319,903
17,700		Olin Corp.	340,725
32,550		RPM Intl., Inc.	605,430
11,900		Sensient Technologies Corp.	216,223
28,324		Valspar Corp.	712,349
			8,227,602
		Coal: 1.3%
18,700		Arch Coal, Inc.	1,440,648
38,400		Peabody Energy Corp.	3,028,224
			4,468,872
		Commercial Services: 4.1%
25,077		Adesa, Inc.	597,585
20,289	@,L	Alliance Data Systems Corp.	782,547
6,400		Banta Corp.	323,200
51,850	@,L	Career Education Corp.	1,934,006
25,050	@	ChoicePoint, Inc.	1,082,912
10,638	@,L	Corinthian Colleges, Inc.	128,826
19,877		Corporate Executive Board Co.	1,719,559
5,736		Deluxe Corp.	186,018
16,276	@,L	DeVry, Inc.	377,929
33,617	@	Education Management Corp.	1,134,574
16,050	@	Gartner, Inc.	216,354
10,563	@	ITT Educational Services, Inc.	648,251
5,471	L	Kelly Services, Inc.	152,094
19,400	@,L	Korn/Ferry Intl.	334,068
13,326	@	Laureate Education, Inc.	673,896
25,000		Manpower, Inc.	1,161,250
23,571		MoneyGram Intl., Inc.	610,017
28,688	@	MPS Group, Inc.	360,608
36,553	@,L	Quanta Services, Inc.	517,225
7,800	@,L	Rent-A-Center, Inc.	152,490
10,284	L	Rollins, Inc.	209,279
21,215	@,L	Sotheby’s Holdings, Inc.	403,721
18,600	@,L	United Rentals, Inc.	393,576
12,650	@	Valassis Communications, Inc.	384,813
			14,484,798
		Computers: 5.8%
9,278	@	Anteon Intl. Corp.	397,748
30,600	@	BISYS Group, Inc.	410,040
126,450	@,L	Cadence Design Systems, Inc.	2,167,353
72,094	@	Ceridian Corp.	1,730,256
39,050	@	Cognizant Technology Solutions Corp.	1,897,440
19,700		Diebold, Inc.	765,542
47,095	@,L	DST Systems, Inc.	2,800,740
16,216		Imation Corp.	712,855
22,905		Jack Henry & Associates, Inc.	438,402
40,000	@,L	McData Corp.	145,600
15,375		National Instruments Corp.	396,829
25,234		Reynolds & Reynolds Co.	687,374
74,150	@,L	Sandisk Corp.	3,786,098
10,200	@	SRA International, Inc.	312,426

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Computers (continued)
71,147	@,L	Synopsys, Inc.	$1,388,789
161,086	@,L	Western Digital Corp.	2,403,403
			20,440,895
		Distribution/Wholesale: 0.5%
7,100	L	CDW Corp.	416,415
32,633	@	Ingram Micro, Inc.	612,848
16,903	@	Tech Data Corp.	664,457
			1,693,720
		Diversified Financial Services: 2.6%
21,335		AG Edwards, Inc.	940,233
40,684	@,L	AmeriCredit Corp.	1,008,963
36,400		Eaton Vance Corp.	1,000,272
31,557	L	IndyMac Bancorp, Inc.	1,208,002
5,700	L	Jefferies Group, Inc.	250,857
13,240	@,L	LaBranche & Co., Inc.	141,403
32,925		Legg Mason, Inc.	4,038,252
17,301		Raymond James Financial, Inc.	626,988
			9,214,970
		Electric: 4.5%
56,491		Alliant Energy Corp.	1,601,519
109,341	@	Aquila, Inc.	388,161
9,384		Black Hills Corp.	342,985
15,100		DPL, Inc.	385,805
13,589		Duquesne Light Holdings, Inc.	230,334
43,323	L	Energy East Corp.	1,015,924
22,012		Great Plains Energy, Inc.	639,669
23,827	L	Hawaiian Electric Industries, Inc.	629,986
4,733	L	Idacorp, Inc.	135,174
34,626		MDU Resources Group, Inc.	1,136,772
37,850		Northeast Utilities	703,253
31,200	L	NSTAR	876,408
26,366	L	OGE Energy Corp.	705,554
54,940		Pepco Holdings, Inc.	1,190,550
21,312		PNM Resources, Inc.	553,473
33,978	L	Puget Energy, Inc.	706,063
33,300		SCANA Corp.	1,319,345
53,800	@	Sierra Pacific Resources	725,224
23,782		Westar Energy, Inc.	537,949
34,150		Wisconsin Energy Corp.	1,295,993
12,941		WPS Resources Corp.	695,967
			15,816,108
		Electrical Components and Equipment: 0.9%
33,580		Ametek, Inc.	1,430,844
20,162	@	Energizer Holdings, Inc.	1,062,739
16,753		Hubbell, Inc.	812,688
			3,306,271
		Electronics: 2.0%
24,400		Amphenol Corp.	1,019,188
83,832	@	Arrow Electronics, Inc.	2,598,792
42,102	@	Avnet, Inc.	947,295
45,760	L	Gentex Corp.	861,661
9,366	@	Plexus Corp.	201,369
14,644	@	Thomas & Betts Corp.	586,346
9,328	@	Varian, Inc.	391,403
50,121	@,L	Vishay Intertechnology, Inc.	643,052
			7,249,106
		Engineering and Construction: 0.4%
10,300	L	Granite Construction, Inc.	$382,336
15,908	@,L	Jacobs Engineering Group, Inc.	1,033,543
			1,415,879
		Entertainment: 0.5%
35,550		GTECH Holdings Corp.	1,087,830
10,091		International Speedway Corp.	550,666
12,550	@,L	Macrovision Corp.	195,027
			1,833,523
		Environmental Control: 0.6%
3,100		Mine Safety Appliances Co	120,311
35,980		Republic Services, Inc.	1,289,883
12,350	@,L	Stericycle, Inc.	757,302
			2,167,496
		Food: 2.4%
43,700	@,L	Dean Foods Co.	1,668,903
55,342		Hormel Foods Corp.	1,815,218
16,178		J.M. Smucker Co.	733,672
11,409		Ruddick Corp.	230,576
27,600	@	Smithfield Foods, Inc.	806,748
8,362		Tootsie Roll Industries, Inc.	252,616
19,600	L	Whole Foods Market, Inc.	2,886,688
			8,394,421
		Forest Products and Paper: 0.2%
14,200		Longview Fibre Co.	301,892
13,421		P. H. Glatfelter Co.	193,531
3,200		Potlatch Corp.	154,688
1	@@	Stora Enso Oyj ADR	13
			650,124
		Gas: 0.9%
22,512	L	AGL Resources, Inc.	796,249
29,750	L	Oneok, Inc.	816,043
22,215		Vectren Corp.	603,137
37,205	L	WGL Holdings, Inc.	1,131,776
			3,347,205
		Hand/Machine Tools: 0.1%
4,195		Kennametal, Inc.	229,844
			229,844
		Healthcare-Products: 3.6%
30,771		Beckman Coulter, Inc.	1,713,637
31,800	@,L	Cytyc Corp.	874,818
38,128		Dentsply Intl., Inc.	2,121,060
16,650	@	Edwards Lifesciences Corp.	665,834
14,064	@	Gen-Probe, Inc.	649,335
25,500	@,L	Henry Schein, Inc.	1,087,575
16,423		Hillenbrand Industries, Inc.	798,158
10,200	@	Inamed Corp.	855,168
9,700	@	Intuitive Surgical, Inc.	1,083,684
19,350		Steris Corp.	486,072
10,700	@,L	Techne Corp.	591,282
38,250	@,L	Varian Medical Systems, Inc.	1,943,865
			12,870,488
		Healthcare-Services: 4.4%
5,743	@	Apria Healthcare Group, Inc.	140,474
65,430	@	Community Health Systems, Inc.	2,623,089
17,501	@	Covance, Inc.	831,998
3	@	Coventry Health Care, Inc.	179

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Healthcare-Services (continued)
69,100	@	Health Net, Inc.	$3,526,172
6,700	@	LifePoint Hospitals, Inc.	254,935
47,244	@,L	Lincare Holdings, Inc.	2,028,185
48,550	@	Pacificare Health Systems, Inc.	4,177,241
18,825	@,L	Renal Care Group, Inc.	883,834
8,712	@	Triad Hospitals, Inc.	371,654
16,055		Universal Health Services, Inc.	769,356
			15,607,117
		Holding Companies-Diversified: 0.3%
22,913	L	Leucadia National Corp.	1,085,618
			1,085,618
		Home Builders: 0.4%
9,650		Thor Industries, Inc.	369,788
34,600	@,L	Toll Brothers, Inc.	1,190,240
			1,560,028
		Home Furnishings: 0.6%
14,150	L	Furniture Brands Intl., Inc.	282,293
19,310		Harman Intl. Industries, Inc.	1,882,725
			2,165,018
		Household Products/Wares: 0.8%
49,450	L	American Greetings Corp.	1,295,590
9,150	L	Blyth, Inc.	181,170
17,583		Church & Dwight, Inc.	584,107
12,558		Scotts Co.	589,221
13,350		Tupperware Corp.	307,985
			2,958,073
		Insurance: 7.9%
14,967	@	Allmerica Financial Corp.	597,932
35,474		American Financial Group, Inc.	1,317,859
18,715	L	AmerUs Group Co.	1,099,132
27,796	L	Arthur J Gallagher & Co.	846,388
31,600	L	Brown & Brown, Inc.	922,088
17,591	@@	Everest Re Group Ltd.	1,849,166
102,203		Fidelity National Financial, Inc.	3,865,318
61,786		First American Corp.	2,907,031
29,516	L	HCC Insurance Holdings, Inc.	901,714
17,015		Horace Mann Educators Corp.	322,264
10,375		Mercury General Corp.	615,238
31,489		Ohio Casualty Corp.	932,074
53,517		Old Republic Intl. Corp.	1,424,087
26,850	L	PMI Group, Inc.	1,090,110
34,817		Protective Life Corp.	1,538,215
55,790		Radian Group, Inc.	3,155,482
8,125		Stancorp Financial Group, Inc.	837,200
12,755	L	Unitrin, Inc.	604,587
71,062		WR Berkley Corp.	3,312,910
			28,138,795
		Internet: 2.2%
12,750	@	Avocent Corp.	374,085
25,400	@,L	Checkfree Corp.	1,189,990
10,500	@,L	F5 Networks, Inc.	554,715
54,650	@	Macromedia, Inc.	2,451,599
108,100	@,L	McAfee, Inc.	3,006,261
7,900	@,L	RSA Security, Inc.	102,700
			7,679,350
		Iron/Steel: 0.1%
10,577		Steel Dynamics, Inc.	$366,176
			366,176
		Leisure Time: 0.1%
19,100		Callaway Golf Co.	279,815
			279,815
		Lodging: 0.2%
12,278		Boyd Gaming Corp.	594,010
2		Harrah’s Entertainment, Inc.	136
			594,146
		Machinery-Construction and Mining: 0.3%
22,400		Joy Global, Inc.	1,184,736
			1,184,736
		Machinery-Diversified: 0.4%
15,500	@	Flowserve Corp.	579,080
8,059	L	Graco, Inc.	293,186
15,705		Nordson, Corp.	625,374
			1,497,640
		Media: 1.1%
28,226	L	Belo Corp.	615,327
4,200	@	Emmis Communications Corp.	87,528
10,979	@,L	Entercom Communications Corp.	349,681
12,547		Lee Enterprises, Inc.	482,056
2,878		Media General, Inc.	145,915
24,800	L	Reader’s Digest Association, Inc.	385,144
4,702	@,L	Scholastic Corp.	156,436
1,756		Washington Post Co.	1,294,171
22,036		Westwood One, Inc.	399,733
			3,915,991
		Metal Fabricate/Hardware: 1.0%
57,299		Precision Castparts Corp.	2,921,676
10,200		Timken Co.	315,996
21,298		Worthington Industries, Inc.	432,136
			3,669,808
		Miscellaneous Manufacturing: 2.1%
15,700		Brink’s Co.	724,712
8,600		Carlisle Cos., Inc.	589,960
15,400		Crane Co.	488,950
38,674		Donaldson Co., Inc.	1,293,259
14,159		Federal Signal Corp.	231,358
20,871		Harsco Corp.	1,386,878
7,541		Lancaster Colony Corp.	294,099
12,050	L	Pentair, Inc.	460,310
31,056		Teleflex, Inc.	2,054,975
			7,524,501
		Office Furnishings: 0.7%
53,636		Herman Miller, Inc.	1,640,726
16,251		HNI Corp.	819,050
			2,459,776
		Oil and Gas: 4.8%
13,465	@	Denbury Resources, Inc.	304,848
17,868		ENSCO Intl., Inc.	846,228
16,150	@,L	Forest Oil Corp.	723,682
39,100		Helmerich & Payne, Inc.	2,268,582
36,900	@	Newfield Exploration Co.	1,706,994

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Oil and Gas (continued)
76,295		Noble Energy, Inc.	$2,851,143
50,200		Patterson-UTI Energy, Inc.	1,568,248
42,050		Pioneer Natural Resources Co.	2,141,607
45,100	L	Pogo Producing Co.	2,209,900
75,500	@,L	Pride Intl., Inc.	2,249,145
			16,870,377
		Oil and Gas Services: 2.2%
37,495	@	Cooper Cameron Corp.	2,985,726
8,050	@,L	FMC Technologies, Inc.	330,775
37,150	@	Grant Prideco, Inc.	1,426,189
23,600	L	Smith Intl., Inc.	891,844
46,200		Tidewater, Inc.	2,088,240
			7,722,774
		Packaging and Containers: 0.4%
21,223	L	Packaging Corp. of America	492,161
29,570		Sonoco Products Co.	848,068
			1,340,229
		Pharmaceuticals: 2.8%
63,574	@	Barr Pharmaceuticals, Inc.	3,645,969
62,316	@	IVAX Corp.	1,866,987
30,900	L	Omnicare, Inc.	1,759,755
24,396		Perrigo Co.	353,742
30,800	@,L	Sepracor, Inc.	1,693,384
24,150	@,L	VCA Antech, Inc.	675,234
			9,995,071
		Pipelines: 1.6%
35,642	L	Equitable Resources, Inc.	1,332,654
24,660		National Fuel Gas Co.	795,285
37,350		Questar Corp.	2,784,816
16,800	L	Western Gas Resources, Inc.	801,024
			5,713,779
		Real Estate Investment Trusts: 3.0%
24,900		AMB Property Corp.	1,164,324
31,050	L	Developers Diversified Realty Corp.	1,406,564
13,550		Highwoods Properties, Inc.	390,647
20,100	L	Hospitality Properties Trust	827,919
24,550	L	Liberty Property Trust	1,042,393
16,500		Macerich Co.	1,121,670
17,650	L	Mack-Cali Realty Corp.	779,601
28,931	L	New Plan Excel Realty Trust	690,872
22,166		Rayonier, Inc.	880,877
17,500		Regency Centers Corp.	1,015,875
16,107		United Dominion Realty Trust, Inc.	360,636
23,677		Weingarten Realty Investors	894,280
			10,575,658
		Retail: 9.6%
15,700	@, L	99 Cents Only Stores	151,191
25,641		Abercrombie & Fitch Co.	1,572,306
31,975	@	Advance Auto Parts, Inc.	1,353,822
15,300	@,L	Aeropostale, Inc.	380,511
103,100		American Eagle Outfitters, Inc.	2,346,555
20,300	@,L	AnnTaylor Stores Corp.	615,699
22,725	L	Applebees Intl., Inc.	520,857
42,250		Barnes & Noble, Inc.	1,704,365
19,950	@,L	BJ’s Wholesale Club, Inc.	528,476
19,974		Borders Group, Inc.	407,270
24,969		Brinker Intl., Inc.	$990,770
12,150	L	CBRL Group, Inc.	449,429
21,275	@,L	Cheesecake Factory, Inc.	779,516
100,903	@,L	Chico’s FAS, Inc.	4,450,830
75,463		Claire’s Stores, Inc.	2,152,959
34,533	@	Copart, Inc.	869,541
31,300	@,L	Dollar Tree Stores, Inc.	718,648
18,600		Foot Locker, Inc.	405,852
16,200	@,L	GameStop Corp	544,968
39,600		Michaels Stores, Inc.	1,481,040
15,200		MSC Industrial Direct Co.	594,168
84,471	@	O’Reilly Automotive, Inc.	2,571,296
7,700		Outback Steakhouse, Inc.	310,156
57,550	@	Pacific Sunwear of California, Inc.	1,522,773
50,650	@,L	Payless Shoesource, Inc.	1,157,353
39,850		PETsMART, Inc.	949,227
12,500		Regis Corp.	499,375
40,350		Ross Stores, Inc.	1,109,625
39,652	@	Saks, Inc.	655,448
30,700	@,L	Urban Outfitters, Inc.	947,402
34,550	@,L	Williams-Sonoma, Inc.	1,499,125
			34,240,553
		Savings and Loans: 0.6%
26,150		Astoria Financial Corp.	739,522
21,850		Independence Community Bank Corp.	866,134
24,157	L	Washington Federal, Inc.	586,290
			2,191,946
		Semiconductors: 3.4%
11,400	@	Credence Systems Corp.	92,454
34,300	@,L	Fairchild Semiconductor Intl., Inc.	594,762
55,920	@	Integrated Device Technology, Inc.	669,922
8,250	@	International Rectifier Corp.	292,545
42,350	L	Intersil Corp.	1,086,278
85,761	@,L	Lam Research Corp.	3,219,467
19,800	@	Lattice Semiconductor Corp.	96,822
44,200	@	MEMC Electronic Materials, Inc.	989,196
32,350	@,L	Micrel, Inc.	390,788
90,500	L	Microchip Technology, Inc.	3,019,079
20,600	@,L	Semtech Corp.	410,146
22,050	@,L	Silicon Laboratories, Inc.	856,643
93,993	@	Triquint Semiconductor, Inc.	422,969
			12,141,071
		Software: 2.8%
78,625	@	Activision, Inc.	1,046,499
24,600		Acxiom Corp.	545,628
10,733	@,L	Advent Software, Inc.	307,393
17,796		Certegy, Inc.	715,577
14,100	@,L	CSG Systems Intl., Inc.	338,400
45,270	@	Dun & Bradstreet Corp.	2,942,550
18,701		Fair Isaac Corp.	856,880
17,876		SEI Investments Co.	730,235
68,440	@,L	Sybase, Inc.	1,536,478
25,778	@,L	Transaction Systems Architects, Inc.	750,140
22,748	@	Wind River Systems, Inc.	313,467
			10,083,247
		Telecommunications: 2.1%
110,500	@	3 Com Corp.	400,010
19,200		Adtran, Inc.	567,552
62,918	@	Cincinnati Bell, Inc.	245,380
13,866	@,L	CommScope, Inc.	284,392

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS MIDCAP FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares				Value
		Telecommunications (continued)
80,026		Harris Corp.		$3,567,559
10,950	@	Newport Corp.		151,110
5,500		Plantronics, Inc.		151,910
27,250	@	Polycom, Inc.		447,173
30,900	@	Powerwave Technologies, Inc.		388,104
29,544		Telephone & Data Systems, Inc.		1,079,833
				7,283,023
		Transportation: 2.4%
12,761	L	Alexander & Baldwin, Inc.		638,305
49,000		CH Robinson Worldwide, Inc.		1,982,050
15,457	L	CNF, Inc.		881,049
31,572		Expeditors Intl. Washington, Inc.		2,241,928
37,200		J.B. Hunt Transport Services, Inc.		832,908
21,500		Overseas Shipholding Group, Inc.		1,095,640
6,200	@	Swift Transportation Co., Inc.		121,396
16,045	@,L	Yellow Roadway Corp.		755,880
				8,549,156
		Trucking and Leasing: 0.3%
23,192		GATX Corp.		872,947
				872,947
		Water: 0.3%
28,306		Aqua America, Inc.		1,047,039
				1,047,039
		Total Common Stock (Cost $284,187,515)		353,501,542

Principal Amount				Value

SHORT-TERM INVESTMENTS: 20.2%

		Repurchase Agreement: 0.8%
$2,915,000		Goldman Sachs Repurchase Agreement dated 11/30/05 4.020%, due 12/01/05, $2,915,326 to be received upon repurchase (Collateralized by $2,795,000 Federal National Mortgage Association, 6.625%, Market Value Plus accrued interest $3,017,013, due 09/15/09)		2,915,000
		Total Repurchase Agreement (Cost $2,915,000)		2,915,000

		Securities Lending Collateralcc: 19.4%
68,986,605		The Bank of New York Institutional Cash Reserves Fund		68,986,605
		Total Securities Lending Collateral (Cost $68,986,605)		68,986,605
		Total Short-Term Investments (Cost $71,901,605)		71,901,605

		Total Investments In Securities (Cost $356,089,120)*	119.8%	$425,403,147
		Other Assets and Liabilities-Net	(19.8)	(70,339,317)
		Net Assets	100.0%	$355,063,830

@       Non-income producing security

@@   Foreign issuer

ADR  American Depositary Receipt

cc       Securities purchased with cash collateral for securities loaned.

L         Loaned security, a portion or all of the security is on loan at November 30, 2005.

*         Cost for federal income tax purposes is $360,496,617. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$67,196,763
Gross Unrealized Depreciation	(2,290,233)
Net Unrealized Appreciation	$64,906,530

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND	AS OF NOVEMBER 30, 2005

Shares			Value
COMMON STOCK: 99.3%
		Advertising: 0.2%
8,430		ADVO, Inc.	$230,055
			230,055
		Aerospace/Defense: 2.2%
6,900	@	AAR Corp.	144,486
7,190	@,L	Armor Holdings, Inc.	315,569
4,040		Curtiss-Wright Corp.	236,744
10,235		DRS Technologies, Inc.	505,609
1,320	L	EDO Corp.	35,152
8,957	L	Engineered Support Systems, Inc.	361,952
4,680	@,L	Esterline Technologies Corp.	192,395
7,539		Kaman Corp.	144,824
7,689	@,L	Moog, Inc.	225,211
19,010	@	Teledyne Technologies, Inc.	622,387
3,280	@	Triumph Group, Inc.	124,476
			2,908,805
		Agriculture: 0.2%
8,597		Delta & Pine Land Co.	202,545
			202,545
		Airlines: 0.8%
15,914	@,L	Mesa Air Group, Inc.	163,596
30,498		Skywest, Inc.	905,791
			1,069,387
		Apparel: 1.4%
1,920	@	Ashworth, Inc.	16,339
6,430	@,L	Gymboree Corp.	145,061
13,906		K-Swiss, Inc.	434,284
5,930		Kellwood Co.	137,102
2,850		Oxford Industries, Inc.	160,797
7,820		Phillips-Van Heusen Corp.	265,020
23,380	@	Quiksilver, Inc.	287,106
6,610		Russell Corp.	104,636
9,232		Stride Rite Corp.	126,848
12,166		Wolverine World Wide, Inc.	264,246
			1,941,439
		Auto Manufacturers: 0.8%
23,496		Oshkosh Truck Corp.	1,055,675
			1,055,675
		Auto Parts and Equipment: 0.1%
4,540	L	Superior Industries Intl., Inc.	103,557
			103,557
		Banks: 5.8%
15,019		Amegy Bancorp, Inc.	358,654
5,600	L	Boston Private Financial Holdings, Inc.	173,600
17,362		Central Pacific Financial Corp.	635,448
16,997		Chittenden Corp.	506,001
7,461		Community Bank System, Inc.	179,512
11,690		East-West Bancorp, Inc.	442,350
29,617	@@	First Bancorp Puerto Rico	358,366
8,890		First Midwest Bancorp, Inc.	332,753
8,172		First Republic Bank	316,828
36,000	L	Fremont General Corp.	842,759
6,797		Gold Banc Corp., Inc.	123,026
9,490		Hudson United BanCorp	399,529
2,676		Irwin Financial Corp.	60,531
3,859		Nara Bancorp, Inc.	$72,240
1,510		PrivateBancorp, Inc.	55,704
4,467		Prosperity Bancshares, Inc.	136,690
6,238		Provident Bankshares Corp.	222,322
15,092		Republic Bancorp, Inc.	187,443
16,391		South Financial Group, Inc.	486,321
9,928		Sterling Bancshares, Inc.	154,778
8,980		Susquehanna Bancshares, Inc.	220,190
15,246		Trustco Bank Corp.	197,893
18,265	L	UCBH Holdings, Inc.	322,195
8,520		Umpqua Holdings Corp.	225,098
8,086		United Bankshares, Inc.	305,570
15,052		Whitney Holding Corp.	441,024
1,990	L	Wintrust Financial Corp.	111,798
			7,868,623
		Beverages: 0.1%
2,600	@	Hansen Natural Corp.	201,890
			201,890
		Biotechnology: 0.4%
6,410	@	Arqule, Inc.	44,421
5,750	@,L	Enzo Biochem, Inc.	78,430
3,770	@,L	Integra LifeSciences Holdings Corp.	137,756
12,918	@	Regeneron Pharmaceuticals, Inc.	144,295
26,614	@	Savient Pharmaceuticals, Inc.	99,536
			504,438
		Building Materials: 2.1%
4,910		Apogee Enterprises, Inc.	75,958
8,033	@,L	Drew Industries, Inc.	241,954
3,600		ElkCorp.	123,048
20,647		Florida Rock Industries, Inc.	1,029,666
11,893		Lennox Intl., Inc.	347,395
4,463	@,L	NCI Building Systems, Inc.	194,765
7,800		Simpson Manufacturing Co., Inc.	319,644
4,500		Texas Industries, Inc.	224,460
5,866		Universal Forest Products, Inc.	337,060
			2,893,950
		Chemicals: 0.7%
3,782		A. Schulman, Inc.	79,006
4,675		Arch Chemicals, Inc.	133,004
6,027		HB Fuller Co.	186,716
6,231		Macdermid, Inc.	177,023
5,822	@	OM Group, Inc.	91,871
1,800		Penford Corp.	23,940
18,960	@	PolyOne Corp.	109,399
1,160		Quaker Chemical Corp.	20,799
9,443		Wellman, Inc.	73,183
			894,941
		Coal: 0.2%
6,580	L	Massey Energy Co.	249,711
			249,711
		Commercial Services: 4.2%
8,780		Aaron Rents, Inc.	182,361
8,660		ABM Industries, Inc.	186,623
12,769		Administaff, Inc.	575,243
6,600		Arbitron, Inc.	254,760
2,810		Bowne & Co., Inc.	41,560
5,720	L	Central Parking Corp.	80,023

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND	AS OF NOVEMBER 30, 2005 (CONTINUED)

Shares			Value
		Commercial Services (continued)
5,691		Chemed Corp.	$288,534
4,450	@	Consolidated Graphics, Inc.	227,796
1,470		CPI Corp.	25,872
4,350	@	Cross Country Healthcare, Inc.	80,388
5,900	L	Gevity HR, Inc.	167,147
4,517	L	Healthcare Services Group	95,986
4,856	@,L	Heidrick & Struggles Intl., Inc.	160,491
9,560		Hooper Holmes, Inc.	27,915
2,200	@,L	iPayment, Inc.	88,044
11,330	@	Labor Ready, Inc.	250,166
4,470	L	Maximus, Inc.	162,708
2,980	@	Midas, Inc.	56,262
6,232	@,L	NCO Group, Inc.	107,440
4,504	@	On Assignment, Inc.	49,769
4,600	@	Parexel Intl. Corp.	94,622
21,813	@	Pharmaceutical Product Development, Inc.	1,271,479
5,639	L	Pre-Paid Legal Services, Inc.	239,939
3,430	@,L	SFBC Intl., Inc.	72,339
2,700	@	SourceCorp., Inc.	70,362
18,465	@	Spherion Corp.	180,957
2,500	L	Startek, Inc.	41,525
5,520	@	Vertrue, Inc.	199,438
3,990		Viad Corp.	121,496
2,620	@	Volt Information Sciences, Inc.	51,588
8,897		Watson Wyatt & Co. Holdings	239,507
			5,692,340
		Computers: 3.0%
9,391		Agilysys, Inc.	178,899
11,463	@	CACI Intl., Inc.	634,592
8,420	@	Carreker Corp.	42,268
2,170	@	Catapult Communications Corp.	36,695
10,030	@,L	Ciber, Inc.	61,685
7,974		Factset Research Systems, Inc.	308,753
11,000	@	Komag, Inc.	384,340
7,462	@,L	Kronos, Inc.	353,176
6,060	@	Manhattan Associates, Inc.	129,745
4,690	@,L	Mercury Computer Systems, Inc.	93,706
19,640	@	Micros Systems, Inc.	948,808
10,640		MTS Systems Corp.	375,273
5,068	@	Radiant Systems, Inc.	66,036
4,950	@,L	Radisys Corp.	90,585
4,601	@	Synaptics, Inc.	123,813
4,441		Talx Corp.	183,191
			4,011,565
		Distribution/Wholesale: 2.0%
7,891	L	Building Material Holding Corp.	649,665
14,209	L	Hughes Supply, Inc.	550,457
7,990		Owens & Minor, Inc.	226,596
10,831		SCP Pool Corp.	421,651
11,312	@	United Stationers, Inc.	554,288
5,010		Watsco, Inc.	314,378
			2,717,035
		Diversified Financial Services: 0.8%
3,280	L	Financial Federal Corp.	132,578
9,070	@	Investment Technology Group, Inc.	352,733
4,200	@	Piper Jaffray Cos.	166,908
7,769	@,L	Portfolio Recovery Associates, Inc.	297,708
4,194		SWS Group, Inc.	86,480
3,958	@	World Acceptance Corp.	109,003
			1,145,410
		Electric: 1.0%
2,671		Allete, Inc.	$123,534
10,730		Avista Corp.	189,385
2,530	L	Central Vermont Public Service Corp.	51,612
3,380	L	CH Energy Group, Inc.	157,846
11,070		Cleco Corp.	244,425
10,285	@,L	El Paso Electric Co.	222,465
1,310		Green Mountain Power Corp.	38,697
1,895		UIL Holdings Corp.	91,566
7,220	L	Unisource Energy Corp.	233,639
			1,353,169
		Electrical Components and Equipment: 0.6%
5,400	@	Advanced Energy Industries, Inc.	72,144
9,743	L	Belden CDT, Inc.	227,596
2,285	L	C&D Technologies, Inc.	16,909
7,900	@,L	Greatbatch, Inc.	228,942
3,364	@,L	Intermagnetics General Corp.	112,492
1,591	@	Littelfuse, Inc.	41,271
4,994		Vicor Corp.	81,053
			780,407
		Electronics: 3.8%
2,597		Analogic Corp.	124,552
2,206		Bel Fuse, Inc.	73,967
11,565		Brady Corp.	433,456
6,610	@	Checkpoint Systems, Inc.	158,310
17,426	@	Coherent, Inc.	550,487
3,010	L	CTS Corp.	36,210
19,800	@,L	Cymer, Inc.	756,756
1,349	L	Daktronics, Inc.	36,558
4,115	@	Dionex Corp.	194,351
5,640	@,L	Electro Scientific Industries, Inc.	141,902
6,440	@,L	FEI Co.	128,542
14,860	@,L	Flir Systems, Inc.	367,339
13,420	@,L	Itron, Inc.	627,385
3,020		Keithley Instruments, Inc.	48,592
7,750		Methode Electronics, Inc.	80,988
3,990		Park Electrochemical Corp.	100,708
7,944	@,L	Paxar Corp.	151,969
2,848	@,L	Photon Dynamics, Inc.	52,403
1,300	@,L	Rogers Corp.	49,790
2,420	@	SBS Technologies, Inc.	24,926
4,240	@,L	Sonic Solutions, Inc.	65,296
8,101		Technitrol, Inc.	143,388
10,325	@	Trimble Navigation Ltd.	336,389
6,380	L	Watts Industries, Inc.	184,318
3,628		Woodward Governor Co.	296,299
1,072		X-Rite, Inc.	11,867
			5,176,748
		Energy-Alternate Sources: 0.4%
14,442	@,L	Headwaters, Inc.	514,568
			514,568
		Engineering and Construction: 1.0%
5,936	@,L	Emcor Group, Inc.	419,972
4,516	@,L	Insituform Technologies, Inc.	89,733
16,634	@	Shaw Group, Inc.	480,556
9,106	@	URS Corp.	383,545
			1,373,806

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND	AS OF NOVEMBER 30, 2005 (CONTINUED)

Shares			Value
		Entertainment: 0.1%
6,915	@,L	Shuffle Master, Inc.	$193,689
			193,689
		Environmental Control: 0.6%
7,221	@,L	Aleris Intl., Inc.	240,098
10,389	@	Tetra Tech, Inc.	162,068
10,155	@,L	Waste Connections, Inc.	353,801
			755,967
		Food: 1.9%
4,100	L	American Italian Pasta Co.	25,379
15,631	L	Corn Products Intl., Inc.	347,790
20,628		Flowers Foods, Inc.	534,679
4,000	@,L	Great Atlantic & Pacific Tea Co.	120,640
7,370	@,L	Hain Celestial Group, Inc.	164,572
1,446		J&J Snack Foods Corp.	87,830
6,307		Lance, Inc.	115,670
4,781		Nash Finch Co.	128,465
7,440	@,L	Performance Food Group Co.	211,296
11,131	@	Ralcorp Holdings, Inc.	464,051
3,710		Sanderson Farms, Inc.	132,150
6,062	@,L	TreeHouse Foods, Inc.	119,543
3,500	@,L	United Natural Foods, Inc.	98,280
			2,550,345
		Forest Products and Paper: 0.4%
6,260	@	Buckeye Technologies, Inc.	47,701
5,981	@,L	Caraustar Industries, Inc.	58,973
2,120		Deltic Timber Corp.	95,442
2,900		Neenah Paper, Inc.	81,374
7,040		Rock-Tenn Co.	94,054
10,103		Wausau-Mosinee Paper Corp.	119,418
			496,962
		Gas: 3.0%
29,869		Atmos Energy Corp.	793,619
1,916		Cascade Natural Gas Corp.	38,876
17,247		Energen Corp.	632,965
4,710		Laclede Group, Inc.	141,112
6,000		New Jersey Resources Corp.	255,060
7,286	L	Northwest Natural Gas Co.	250,347
17,610	L	Piedmont Natural Gas Co.	413,659
22,782	@	Southern Union Co.	537,655
8,030		Southwest Gas Corp.	214,240
37,628		UGI Corp.	827,816
			4,105,349
		Hand/Machine Tools: 0.2%
1,208		Baldor Electric Co.	31,034
5,895		Regal-Beloit Corp.	208,034
			239,068
		Healthcare-Products: 5.1%
12,900	@,L	American Medical Systems Holdings, Inc.	237,360
3,180	@,L	Biosite, Inc.	187,556
3,240	@,L	Conmed Corp.	73,192
9,365	L	Cooper Cos., Inc.	513,202
1,850	@,L	Cyberonics, Inc.	52,189
2,614		Datascope Corp.	91,751
2,065		Diagnostic Products Corp.	94,061
3,987	@	DJ Orthopedics, Inc.	124,235
5,560	@	Haemonetics Corp.	284,283
12,136	@	Hologic, Inc.	$862,506
2,030	@,L	ICU Medical, Inc.	73,039
6,789	@	Idexx Laboratories, Inc.	485,753
25,367	@	Immucor, Inc.	628,341
2,690		Invacare Corp.	91,890
4,390		LCA-Vision, Inc.	209,535
8,190	L	Mentor Corp.	399,181
4,470	@	Merit Medical Systems, Inc.	57,216
2,100		PolyMedica Corp.	79,716
3,280	@	Possis Medical, Inc.	32,800
15,180	@	Resmed, Inc.	619,344
23,906	@	Respironics, Inc.	924,683
3,280	@,L	Surmodics, Inc.	128,609
8,680	@	Sybron Dental Specialties, Inc.	379,663
5,300	@,L	Viasys Healthcare, Inc.	144,690
3,028		Vital Signs, Inc.	144,526
			6,919,321
		Healthcare-Services: 2.8%
1,320	@,L	Amedisys, Inc.	58,582
7,150	@,L	American Healthways, Inc.	317,532
10,839	@	Amerigroup Corp.	202,256
5,570	@,L	Amsurg Corp.	134,293
8,863	@,L	Centene Corp.	212,801
4,340	@	Gentiva Health Services, Inc.	71,219
18,096	@,L	Odyssey Healthcare, Inc.	335,138
8,650	@	Pediatrix Medical Group, Inc.	731,443
3,390	@	Rehabcare Group, Inc.	65,630
13,131	@,L	Sierra Health Services, Inc.	1,027,106
7,580	@,L	Sunrise Senior Living, Inc.	253,172
9,225	@,L	United Surgical Partners Intl., Inc.	320,200
			3,729,372
		Home Builders: 2.6%
14,681	@,L	Champion Enterprises, Inc.	212,434
12,000	@,L	Fleetwood Enterprises, Inc.	136,920
2,158		M/I Homes, Inc.	94,413
7,250	L	Mdc Holdings, Inc.	493,943
4,710	@	Meritage Homes Corp.	313,074
2,130	@,L	NVR, Inc.	1,463,842
1,380		Skyline Corp.	52,785
14,840		Standard-Pacific Corp.	559,319
6,300		Winnebago Industries, Inc.	211,743
			3,538,473
		Home Furnishings: 0.3%
6,870	L	Ethan Allen Interiors, Inc.	256,251
9,319		La-Z-Boy, Inc.	124,595
			380,846
		Household Products/Wares: 0.6%
6,757	@	CNS, Inc.	155,411
4,345	@,L	Fossil, Inc.	86,639
6,069	L	Harland John H. Co.	229,409
9,440	@	Spectrum Brands, Inc.	169,920
3,810		Standard Register Co.	56,464
4,160		WD-40 Co.	114,275
			812,118
		Housewares: 0.7%
1,940		Libbey, Inc.	23,008
22,915		Toro Co.	920,954
			943,962

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND	AS OF NOVEMBER 30, 2005 (CONTINUED)

Shares			Value
		Insurance: 4.8%
6,278	L	Delphi Financial Group, Inc.	$297,452
7,660	L	Hilb Rogal & Hamilton Co.	298,587
4,816		Infinity Property & Casualty Corp.	177,951
10,170		Landamerica Financial Group, Inc.	658,508
9,698	@,L	Philadelphia Consolidated Holding Co.	939,832
5,565		Presidential Life Corp.	107,349
6,709	@	Proassurance Corp.	333,974
7,837		RLI Corp.	409,091
16,028		Selective Insurance Group, Inc.	897,087
10,123		Stewart Information Services Corp.	511,819
19,948	L	UICI	710,548
6,234		United Fire & Casualty Co.	284,894
19,525		Zenith National Insurance Corp.	925,485
			6,552,577
		Internet: 1.3%
6,860	@	Digital Insight Corp.	227,203
6,000	@	Infospace, Inc.	158,160
16,602	@,L	Internet Security Systems, Inc.	379,521
4,390	@,L	j2 Global Communications, Inc.	209,535
7,719	@,L	Secure Computing Corp.	106,059
7,720	@	Verity, Inc.	101,750
7,690	@,L	Webex Communications, Inc.	183,099
5,180	@,L	Websense, Inc.	336,441
			1,701,768
		Iron/Steel: 1.2%
4,442	L	Carpenter Technology Corp.	291,173
4,400	@	Chaparral Steel Co.	110,000
7,629	L	Cleveland-Cliffs, Inc.	726,968
1,820	@	Material Sciences Corp.	26,408
5,600		Reliance Steel & Aluminum Co.	361,256
4,419	L	Ryerson Tull, Inc.	99,825
1,818	L	Steel Technologies, Inc.	48,159
			1,663,789
		Leisure Time: 0.6%
5,153		Arctic Cat, Inc.	108,110
12,400	@,L	Bally Total Fitness Holding Corp.	86,924
3,700	@,L	K2, Inc.	37,592
14,300	@,L	Multimedia Games, Inc.	145,574
1,620	@	Pegasus Solutions, Inc.	11,518
8,930	L	Polaris Industries, Inc.	441,499
			831,217
		Lodging: 0.2%
7,150	@,L	Aztar Corp.	223,867
			223,867
		Machinery-Construction and Mining: 0.9%
2,616	@	Astec Industries, Inc.	73,326
25,309		JLG Industries, Inc.	1,151,560
			1,224,886
		Machinery-Diversified: 1.9%
7,571		Albany Intl. Corp.	288,682
9,177		Applied Industrial Technologies, Inc.	293,205
10,400		Briggs & Stratton Corp.	376,376
9,860		Cognex Corp.	$305,068
5,380	@,L	Gardner Denver, Inc.	262,544
7,067	@	Gerber Scientific, Inc.	67,419
11,048		IDEX Corp.	487,659
2,400		Lindsay Manufacturing Co.	44,568
6,450		Manitowoc Co.	323,145
2,529		Stewart & Stevenson Services, Inc.	51,845
			2,500,511
		Media: 0.0%
2,550		Thomas Nelson, Inc.	63,113
			63,113
		Metal Fabricate/Hardware: 2.0%
2,730	@,L	AM Castle & Co.	56,375
20,270		Commercial Metals Co.	711,477
9,091		Kaydon Corp.	294,185
2,307		Lawson Products, Inc.	87,089
9,110	L	Maverick Tube Corp.	346,636
7,450		Mueller Industries, Inc.	201,672
13,564		Quanex Corp.	838,932
4,468	L	Valmont Industries, Inc.	149,097
			2,685,463
		Mining: 0.3%
4,231		AMCOL Intl. Corp.	86,101
1,990	@	Brush Engineered Materials, Inc.	31,621
5,580	@,L	Century Aluminum Co.	129,010
5,201	@,L	RTI International Metals, Inc.	193,997
			440,729
		Miscellaneous Manufacturing: 2.8%
16,281		Acuity Brands, Inc.	506,176
7,370	L	AO Smith Corp.	268,268
17,284		AptarGroup, Inc.	948,028
4,200		Barnes Group, Inc.	144,774
4,645	@,L	Ceradyne, Inc.	218,733
10,180		Clarcor, Inc.	302,041
11,700	@,L	EnPro Industries, Inc.	337,545
5,365	@,L	Griffon Corp.	130,691
1,530	@	Lydall, Inc.	12,791
1,100	I,X	MascoTech, Inc.	—
2,492		Myers Industries, Inc.	34,863
18,520		Roper Industries, Inc.	729,688
2,187		Standex Intl. Corp.	60,667
4,400	L	Sturm Ruger & Co., Inc.	31,020
			3,725,285
		Office Furnishings: 0.1%
12,577	@,L	Interface, Inc.	104,766
			104,766
		Office/Business Equipment: 0.1%
4,424	@,L	Global Imaging Systems, Inc.	161,122
			161,122
		Oil and Gas: 6.3%
1,030	@	Atwood Oceanics, Inc.	73,120
9,765		Cabot Oil & Gas Corp.	412,181
34,490	@,L	Cimarex Energy Co.	1,342,005
27,460	L	Frontier Oil Corp.	1,034,693
3,974		Penn Virginia Corp.	237,089
8,470	@,L	Petroleum Development Corp.	285,863

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND	AS OF NOVEMBER 30, 2005 (CONTINUED)

Shares			Value
		Oil and Gas (continued)
9,444	@,L	Remington Oil & Gas Corp.	$315,996
35,380	@	Southwestern Energy Co.	1,205,397
6,370	@	Spinnaker Exploration Co.	415,770
13,213	L	St. Mary Land & Exploration Co.	470,647
5,808	@,L	Stone Energy Corp.	257,875
15,214	@,L	Swift Energy Co.	702,735
9,850	@	Unit Corp.	533,476
24,214		Vintage Petroleum, Inc.	1,268,328
			8,555,175
		Oil and Gas Services: 1.9%
7,966	@	Cal Dive Intl., Inc.	578,411
594	@	Dril-Quip, Inc.	30,294
4,200	@	Hydril Co.	269,220
6,269	@	Lone Star Technologies, Inc.	307,181
5,120	@	Oceaneering Intl., Inc.	261,120
4,450	@,L	Seacor Smit, Inc.	299,708
7,227	@	Tetra Technologies, Inc.	211,751
12,390	@,L	Veritas DGC, Inc.	405,153
5,000	@	W-H Energy Services, Inc.	166,650
			2,529,488
		Packaging and Containers: 0.0%
3,110		Chesapeake Corp.	54,736
			54,736
		Pharmaceuticals: 1.0%
22,911		Alpharma, Inc.	605,308
2,730	@,L	Bradley Pharmaceuticals, Inc.	33,989
6,410	@,L	Connetics Corp.	84,997
11,101	L	Medicis Pharmaceutical Corp.	354,233
2,818		Natures Sunshine Prods, Inc.	51,879
7,570	@	Theragenics Corp.	23,013
3,700	@,L	USANA Health Sciences, Inc.	146,076
			1,299,495
		Real Estate Investment Trusts: 2.1%
6,052		Acadia Realty Trust	123,945
8,770	L	Capital Automotive	338,785
3,878	L	Colonial Properties Trust	170,361
9,590		Commercial Net Lease Realty	194,293
3,859		EastGroup Properties, Inc.	174,157
4,590	L	Entertainment Properties Trust	196,360
4,640	L	Essex Property Trust, Inc.	425,488
4,095		Glenborough Realty Trust, Inc.	77,682
6,182	L	Kilroy Realty Corp.	380,811
10,132		Lexington Corporate Properties Trust	215,710
11,800	L	New Century Financial Corp.	426,806
3,121	L	Sovran Self Storage, Inc.	154,802
			2,879,200
		Retail: 9.6%
3,040	L	Brown Shoe Co., Inc.	125,096
9,150		Burlington Coat Factory Warehouse Corp.	362,706
16,466	L	Casey’s General Stores, Inc.	379,047
4,830		Cash America Intl., Inc.	109,400
10,953		Cato Corp.	236,585
12,496	@	CEC Entertainment, Inc.	447,357
11,421	@,L	Childrens Place Retail Stores, Inc.	566,482
7,040	L	Christopher & Banks Corp.	106,163
7,363	@,L	Dress Barn, Inc.	245,777
9,850		Finish Line	$170,011
7,900		Fred’s, Inc.	131,219
12,532	@,L	Genesco, Inc.	496,894
4,000	@,L	Group 1 Automotive, Inc.	123,480
5,500	@,L	Guitar Center, Inc.	290,070
4,230		Haverty Furniture Cos., Inc.	54,567
20,142	@,L	Hibbett Sporting Goods, Inc.	603,454
9,300	@,L	HOT Topic, Inc.	144,150
7,058	L	Ihop Corp.	337,372
10,000	@,L	Insight Enterprises, Inc.	208,300
4,300	@	J Jill Group, Inc.	78,733
12,890	@,L	Jack in The Box, Inc.	433,104
5,500	@,L	Jo-Ann Stores, Inc.	69,960
2,500	@	JOS A Bank Clothiers, Inc.	125,025
9,147	L	Landry’s Restaurants, Inc.	247,426
8,630	@,L	Linens ‘N Things, Inc.	221,014
4,091		Lone Star Steakhouse & Saloon, Inc.	94,788
9,775		Longs Drug Stores Corp.	416,708
11,381	@	Men’s Wearhouse, Inc.	333,463
8,900	L	Movie Gallery, Inc.	43,877
3,160	@,L	O’Charleys, Inc.	45,852
15,058	@,L	Panera Bread Co.	1,023,944
6,700	@,L	Papa John’s Intl., Inc.	364,882
4,400	L	Pep Boys-Manny Moe & Jack	63,140
5,750	@,L	PF Chang’s China Bistro, Inc.	295,838
6,295	@	Rare Hospitality Intl., Inc.	201,629
2,800	@,L	Red Robin Gourmet Burgers, Inc.	153,720
7,230	@,L	Ryan’s Restaurant Group, Inc.	85,965
4,900	@,L	School Specialty, Inc.	180,516
18,937	@,L	Select Comfort Corp.	453,920
16,687	@,L	Shopko Stores, Inc.	478,583
16,263		Sonic Automotive, Inc.	338,270
12,108	@,L	Sonic Corp.	358,276
5,020	L	Stage Stores, Inc.	150,148
4,730	@	Steak N Shake Co.	81,593
7,045		Stein Mart, Inc.	121,879
17,674	@	Too, Inc.	559,029
7,650	@	Tractor Supply Co.	412,029
5,700		World Fuel Services Corp.	195,795
9,650	@,L	Zale Corp.	269,235
			13,036,471
		Savings and Loans: 1.6%
6,585	L	Anchor Bancorp Wisconsin, Inc.	203,477
10,750		BankAtlantic Bancorp, Inc.	149,855
5,018		Bankunited Financial Corp.	127,909
8,252	L	Commercial Federal Corp.	284,199
7,150		Dime Community Bancshares, Inc.	105,892
4,536	L	Downey Financial Corp.	293,478
3,550	@,L	Firstfed Financial Corp.	185,807
9,103	L	Flagstar Bancorp, Inc.	137,182
8,426	@	Franklin Bank Corp.	155,881
6,330		MAF Bancorp, Inc.	269,468
7,070		Sterling Financial Corp.	184,527
			2,097,675
		Semiconductors: 1.7%
5,600	@	Actel Corp.	81,536
20,203	@	Axcelis Technologies, Inc.	95,762
17,423	@,L	Brooks Automation, Inc.	224,060
3,950		Cohu, Inc.	105,347
9,374	@	DSP Group, Inc.	243,724
4,761	@	ESS Technology, Inc.	14,521

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND	AS OF NOVEMBER 30, 2005 (CONTINUED)

Shares			Value
		Semiconductors (continued)
8,651	@	Exar Corp.	$106,926
22,897	@	Kopin Corp.	156,615
10,380	@,L	Kulicke & Soffa Industries, Inc.	87,711
13,000	@,L	Microsemi Corp.	360,749
4,670	@	Pericom Semiconductor Corp.	36,660
3,560	@,L	Photronics, Inc.	56,533
5,900	@	Power Integrations, Inc.	128,679
3,000	@,L	Rudolph Technologies, Inc.	38,550
13,600	@,L	Skyworks Solutions, Inc.	73,304
3,660	@	Standard Microsystems Corp.	109,434
6,420	@	Supertex, Inc.	271,181
3,240	@,L	Varian Semiconductor Equipment Associates, Inc.	142,625
			2,333,917
		Software: 4.9%
4,550	@	Altiris, Inc.	75,121
17,460	@,L	Ansys, Inc.	733,669
3,399	@,L	Avid Technology, Inc.	171,582
10,017	@	Captaris, Inc.	40,970
6,460	@,L	Cerner Corp.	622,744
7,200	@	Dendrite Intl., Inc.	135,648
4,500	@	Digi Intl., Inc.	57,960
11,781	@	eFunds Corp.	242,571
3,865	@	EPIQ Systems, Inc.	73,474
8,912	@,L	Filenet Corp.	240,089
28,972		Global Payments, Inc.	1,268,393
14,508	@	Hyperion Solutions Corp.	768,198
4,607	L	Inter-Tel, Inc.	94,121
9,372	@	JDA Software Group, Inc.	140,580
9,461	@	Keane, Inc.	98,962
4,740	@,L	Mantech Intl. Corp.	118,690
4,100	@,L	Mapinfo Corp.	58,917
7,760	@	MRO Software, Inc.	118,262
7,190	@,L	NDCHealth Corp.	135,460
4,200	@,L	Open Solutions, Inc.	93,072
8,280	@	Phoenix Technologies Ltd.	52,412
15,350	@	Progress Software Corp.	474,929
1,800	@	Quality Systems, Inc.	146,016
15,058	@,L	Serena Software, Inc.	352,960
8,875	@	SPSS, Inc.	256,310
5,200	@,L	THQ, Inc.	118,144
			6,689,254
		Storage/Warehousing: 0.1%
1,920	@,L	Mobile Mini, Inc.	96,000
			96,000
		Telecommunications: 1.2%
14,590	@	Aeroflex, Inc.	160,052
7,221	@,L	Anixter Intl., Inc.	264,578
9,913	@	Audiovox Corp.	137,295
4,159		Black Box Corp.	194,267
5,070		Commonwealth Telephone Enterprises, Inc.	175,726
4,200	@,L	Comtech Telecommunications	183,120
7,000	@	Ditech Communications Corp.	61,390
8,991	@	General Communication, Inc.	91,259
3,680	@,L	Intrado, Inc.	83,094
6,800	@,L	Netgear, Inc.	131,240
5,860	@	Network Equipment Technologies, Inc.	27,483
8,947	@,L	Symmetricom, Inc.	78,376
2,170	@	Tollgrade Communications, Inc.	23,653
			1,611,533
		Textiles: 0.1%
4,243		G&K Services, Inc.	$162,677
			162,677
		Toys/Games/Hobbies: 0.2%
3,800	@,L	Action Performance Cos., Inc.	48,070
11,250	@,L	JAKKS Pacific, Inc.	229,275
2,630	@	Lenox Group, Inc.	32,507
			309,852
		Transportation: 2.2%
9,340		Arkansas Best Corp.	385,182
6,900	@,L	EGL, Inc.	256,266
6,160		Forward Air Corp.	236,852
11,984	L	Heartland Express, Inc.	255,379
7,305	@	HUB Group, Inc.	296,218
5,450	@,L	Kirby Corp.	289,940
3,967	L	Knight Transportation, Inc.	127,618
19,985		Landstar System, Inc.	860,154
4,546	@	Offshore Logistics, Inc.	139,335
3,635	@,L	Old Dominion Freight Line	138,166
			2,985,110
		Water: 0.1%
2,438		American States Water Co.	74,603
			74,603
		Total Common Stock (Cost $101,745,031)	134,149,815
WARRANTS: 0.0%
		Distribution/Wholesale: 0.0%
138	@,X	Timco Aviation Services	—
		Total Warrants (Cost $—)	—
		Total Long-Term Investments (Cost $101,745,031)	134,149,815

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING INDEX PLUS SMALLCAP FUND	AS OF NOVEMBER 30, 2005 (CONTINUED)

Principal Amount			Value
SHORT-TERM INVESTMENTS: 27.6%

	Repurchase Agreement: 1.0%
$1,414,000	Morgan Stanley Repurchase
	Agreement dated 11/30/05 4.020%,
	due 12/01/05, $1,414,158 to be
	received upon repurchase
	(Collateralized by $1,355,000
	Federal National Mortgage
	Association, 6.625%, Market
	Value Plus accrued interest
	$1,462,630, due 09/15/09)		$1,414,000
	Total Repurchase Agreement (Cost $1,414,000)		1,414,000
	Securities Lending CollateralCC: 26.6%
35,919,125	The Bank of New York Institutional Cash Reserves Fund		35,919,125
	Total Securities Lending Collateral (Cost $35,919,125)		35,919,125
	Total Short-Term Investments (Cost $37,333,125)		37,333,125
	Total Investments In Securities (Cost $139,078,156)*	126.9%	$171,482,940
	Other Assets and Liabilities-Net	(26.9)	(36,357,158)
	Net Assets	100.0%	$135,125,782

@            Non-income producing security

@@        Foreign issuer

cc            Securities purchased with cash collateral for securities loaned.

I               Illiquid security

L              Loaned security, a portion or all of the security is on loan at November 30, 2005.

X             Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

*              Cost for federal income tax purposes is $140,384,868. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$33,194,721
Gross Unrealized Depreciation	(2,096,649)
Net Unrealized Appreciation	$31,098,072

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 64.8%
		Advertising: 0.1%
535	L	Catalina Marketing Corp.	$14,161
19	@@	Dentsu, Inc.	51,221
			65,382
		Aerospace/Defense: 2.0%
330	@,L	Alliant Techsystems, Inc.	25,040
8,650		Boeing Co.	589,844
76		Engineered Support Systems, Inc.	3,071
3,200		General Dynamics Corp.	365,760
216		Kaman Corp.	4,149
6,000		Lockheed Martin Corp.	363,600
240	@,L	Moog, Inc.	7,030
8,134		Raytheon Co.	312,508
3,800		Rockwell Collins, Inc.	173,660
220	@	Teledyne Technologies, Inc.	7,203
4,400		United Technologies Corp.	236,896
			2,088,761
		Agriculture: 1.0%
8,950	L	Altria Group, Inc.	651,471
7	@@	Japan Tobacco, Inc.	93,772
1,900	L	Reynolds American, Inc.	169,138
5,400	@@	Swedish Match AB	61,633
			976,014
		Airlines: 0.3%
377	@,L	Alaska Air Group, Inc.	13,282
261	@,L	Mesa Air Group, Inc.	2,683
303		Skywest, Inc.	8,999
15,000		Southwest Airlines Co.	247,500
			272,464
		Apparel: 0.4%
8,000	@	Coach, Inc.	275,440
187		K-Swiss, Inc.	5,840
500		Polo Ralph Lauren Corp.	26,800
216	@,L	Quiksilver, Inc.	2,652
620	@,L	Timberland Co.	20,516
2,200		VF Corp.	124,630
			455,878
		Auto Manufacturers: 0.5%
2,085	@@	DaimlerChrysler AG	105,106
34,800		Ford Motor Co.	282,923
7,700	@@	Nissan Motor Co., Ltd.	79,123
290		Oshkosh Truck Corp.	13,030
1,800	@@	Volvo AB	76,818
			557,000
		Auto Parts and Equipment: 0.2%
15,000	@@	Bosch Automotive Systems Corp.	73,116
3,800	@,L	Goodyear Tire & Rubber Co.	65,094
480		Modine Manufacturing Co.	15,979
2,300	@@	NOK Corp.	61,415
			215,604
		Banks: 4.6%
1,832	@@	Alpha Bank AE	53,932
16,203	@@	Banca Intesa S.p.A.	78,048
1,900	@@	Banco Itau Holding Financeira SA ADR	48,184
28,700		Bank of America Corp.	1,317,042
4,000	@@	Bank of Ireland	$61,715
800	@@	Bank of Ireland	12,360
1,700	@@	BNP Paribas	133,956
198		Central Pacific Financial Corp.	7,247
3,700		Comerica, Inc.	213,379
2,900	@@	Commerzbank AG	85,490
8,000	@@	DBS Group Holdings Ltd.	77,447
1,202	@@	Deutsche Bank AG	117,207
97		East-West Bancorp, Inc.	3,670
600	@@	First Bancorp Puerto Rico	7,260
161		First Republic Bank	6,242
380	L	Fremont General Corp.	8,896
9,816	@@	HBOS PLC	147,720
80		Hudson United BanCorp	3,368
2,000	@@	ICICI Bank Ltd. ADR	50,940
1,300	@@	KBC Bancassurance Holding	112,727
231		Mercantile Bankshares Corp.	13,724
11	@@	Mitsubishi Tokyo Financial Group, Inc.	138,375
16	@@	Mizuho Financial Group, Inc.	112,460
550	@@	OTP Bank Rt. GDR	36,465
4,736		PNC Financial Services Group, Inc.	302,015
5,807	@@	Royal Bank of Scotland Group PLC	165,254
136	L	South Financial Group, Inc.	4,035
9,000	@@	Sumitomo Trust & Banking Co., Ltd.	75,572
4,900	@@	Suncorp-Metway Ltd.	71,609
8,150		U.S. Bancorp	246,782
1,820	@@	UBS AG	167,527
6,900		Wachovia Corp.	368,460
7,300		Wells Fargo & Co.	458,805
600		Wilmington Trust Corp.	24,294
			4,732,207
		Beverages: 1.7%
18,200		Coca-Cola Co.	776,958
8,500	@@	Diageo PLC	122,398
14,150		PepsiCo, Inc.	837,680
			1,737,036
		Biotechnology: 0.4%
5,400	@	Amgen, Inc.	437,022
627	@	Savient Pharmaceuticals, Inc.	2,345
			439,367
		Building Materials: 0.1%
130	@	Drew Industries, Inc.	3,916
85		Florida Rock Industries, Inc.	4,239
900	@@	Lafarge SA	76,908
430		Martin Marietta Materials, Inc.	32,297
			117,360
		Chemicals: 0.7%
730		Chemtura Corp.	8,797
4,200		Dow Chemical Co.	190,050
4,450		Du Pont EI de Nemours & Co.	190,238
640		Ferro Corp.	12,096
459	@	FMC Corp.	24,405
628		Lyondell Chemical Co.	15,970
3,750		PPG Industries, Inc.	227,737
1,900	@@,#	Reliance Industries Ltd. GDR	68,666
			737,959

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Coal: 0.0%
360		Peabody Energy Corp.	$28,390
			28,390
		Commercial Services: 0.8%
160		Administaff, Inc.	7,208
580	@,L	Alliance Data Systems Corp.	22,371
820	@,L	Career Education Corp.	30,586
109	@	Consolidated Graphics, Inc.	5,580
315		Corporate Executive Board Co.	27,251
689	@,L	Education Management Corp.	23,254
2,900		Equifax, Inc.	111,069
6,900		H&R Block, Inc.	168,635
240		Manpower, Inc.	11,148
5,950		McKesson Corp.	299,284
216	@	Pharmaceutical Product Development, Inc.	12,591
91	L	Pre-Paid Legal Services, Inc.	3,872
20,600	@@	Rentokil Initial PLC	57,410
591	@,L	Sotheby’s Holdings	11,247
570	@	Spherion Corp.	5,586
90	@	Vertrue, Inc.	3,252
			800,344
		Computers: 3.3%
8,700	@	Apple Computer, Inc.	590,034
53	@,L	CACI Intl., Inc.	2,934
1,766	@,L	Cadence Design Systems, Inc.	30,269
337	@	Cognizant Technology Solutions Corp.	16,375
23,400	@	Dell, Inc.	705,744
460	@,L	DST Systems, Inc.	27,356
30,900	@	EMC Corp.	430,437
26,300		Hewlett-Packard Co.	780,321
370		Imation Corp.	16,265
6,800		International Business Machines Corp.	604,520
60	@,L	Kronos, Inc.	2,840
203	@,L	Micros Systems, Inc.	9,807
150		MTS Systems Corp.	5,291
210	@	Radiant Systems, Inc.	2,736
450	@,L	SanDisk Corp.	22,977
1,131	@	Synopsys, Inc.	22,077
3,235	@@	TietoEnator OYJ	107,228
1,671	@,L	Western Digital Corp.	24,931
			3,402,142
		Cosmetics/Personal Care: 1.2%
7,300		Colgate-Palmolive Co.	397,996
14,900	L	Procter & Gamble Co.	852,131
			1,250,127
		Distribution/Wholesale: 0.3%
96	L	Building Material Holding Corp.	7,904
3,700		Genuine Parts Co.	163,947
96	L	SCP Pool Corp.	3,737
9,000	@@	Sumitomo Corp.	106,500
185	@,L	United Stationers, Inc.	9,065
			291,153
		Diversified Financial Services: 4.9%
5,450		American Express Co.	280,239
1,172	@,L	AmeriCredit Corp.	29,066
19,500		Charles Schwab Corp.	297,375
22,400		Citigroup, Inc.	$1,087,519
4,300		Fannie Mae	206,615
4,700		Goldman Sachs Group, Inc.	606,112
26,000	@@	Hong Kong Exchanges and Clearing Ltd.	94,382
620	L	Indymac Bancorp, Inc.	23,734
246	@	Investment Technology Group, Inc.	9,567
15,00		JPMorgan Chase & Co.	573,750
312		Legg Mason, Inc.	38,267
3,600		Lehman Brothers Holdings, Inc.	453,600
9,400		Merrill Lynch & Co., Inc.	624,347
11,100		Morgan Stanley	621,932
140	@,L	Portfolio Recovery Associates, Inc.	5,365
1		Raymond James Financial, Inc.	36
370	@@	SFCG Co. Ltd.	78,412
170	@	World Acceptance Corp.	4,682
			5,035,000
		Electric: 1.2%
1,262		Alliant Energy Corp.	35,778
2,900	@@	Chubu Electric Power Co., Inc.	69,234
1,600		Dominion Resources, Inc.	121,520
4,200	L	Duke Energy Corp.	112,812
7,000		Edison Intl.	315,840
3,800	@@	Fortum Oyj	66,675
1,300	@@	RWE AG	89,688
408		Scana Corp.	16,165
4,200		TXU Corp.	431,045
420		Wisconsin Energy Corp.	15,939
			1,274,696
		Electrical Components and Equipment: 0.6%
600	W	AMETEK, Inc.	25,566
5,654		Emerson Electric Co.	427,515
150	@@	Samsung Electronics Co., Ltd. GDR	43,270
6,000	@,@@	Sumitomo Electric Industries Ltd.	82,876
			579,227
		Electronics: 0.6%
8,800	@	Agilent Technologies, Inc.	313,808
824	@	Arrow Electronics, Inc.	25,544
1,063	@,L	Avnet, Inc.	23,918
230	@	Coherent, Inc.	7,266
210	@	Cymer, Inc.	8,026
139	@,L	FLIR Systems, Inc.	3,436
157	@	Itron, Inc.	7,340
4,400	@@	Koninklijke Philips Electronics NV	122,619
11,400	@	Sanmina-SCI Corp.	47,196
20,155	@,L	Solectron Corp.	72,356
100	@	Trimble Navigation Ltd.	3,258
426	@,L	Varian, Inc.	17,875
			652,642
		Energy-Alternate Sources: 0.1%
240	@,L	Headwaters, Inc.	8,551
2500	@	Southern Co.	87,025
			95,576

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Engineering and Construction: 0.2%
1,600	@@	Bouygues SA	$76,305
100	@	Emcor Group, Inc.	7,075
150	@	Shaw Group, Inc.	4,334
16,000	@@	Taisei Corp.	68,303
80	@,L	URS Corp.	3,370
800	@@	Vinci SA	63,641
			223,028
		Entertainment: 0.2%
9,352	@@	Aristocrat Leisure Ltd.	84,980
320		GTECH Holdings Corp.	9,792
14,100	@@	Hilton Group PLC	81,156
			175,928
		Environmental Control: 0.0%
342		Republic Services, Inc.	12,261
			12,261
		Food: 0.9%
12,300		Archer-Daniels-Midland Co.	289,911
600	@@	Colruyt SA	80,658
121		Corn Products Intl., Inc.	2,692
440	@,L	Dean Foods Co.	16,804
265		Flowers Foods, Inc.	6,869
6,555		General Mills, Inc.	311,560
713		Hormel Foods Corp.	23,386
97		Nash Finch Co.	2,606
158	@	Ralcorp Holdings, Inc.	6,587
2,889		SUPERVALU, Inc.	94,528
9,800	@@	Unilever PLC	95,700
193	L	Whole Foods Market, Inc.	28,425
			959,726
		Forest Products and Paper: 0.1%
1,876		Louisiana-Pacific Corp.	50,596
280		Rock-Tenn Co.	3,741
			54,337
		Gas: 0.5%
374		Atmos Energy Corp.	9,937
25,800	@@	Centrica PLC	102,336
128		Energen Corp.	4,698
1,000	L	Nicor, Inc.	40,100
6,045		Sempra Energy	265,678
174	@	Southern Union Co.	4,106
572		UGI Corp.	12,584
760		WGL Holdings, Inc.	23,119
			462,558
		Healthcare-Products: 1.3%
490		Beckman Coulter, Inc.	27,288
85		Cooper Cos., Inc.	4,658
574		Dentsply Intl., Inc.	31,932
165	@	Haemonetics Corp.	8,436
129	@	Hologic, Inc.	9,168
2,800	@@	Hoya Corp.	101,062
58	@	Idexx Laboratories, Inc.	4,150
310	@	Immucor, Inc.	7,679
12,900		Johnson & Johnson	796,574
5,250		Medtronic, Inc.	291,743
130	@	ResMed, Inc.	5,304
304	@	Respironics, Inc.	11,759
360	@,L	Varian Medical Systems, Inc.	$18,295
51		Vital Signs, Inc.	2,434
			1,320,482
		Healthcare-Services: 2.2%
4,200	W	Aetna, Inc.	388,458
720	@	Community Health Systems, Inc.	28,865
3,550	@	Coventry Health Care, Inc.	211,474
1,000	@@	Fresenius Medical Care AG	94,865
740	@	Health Net, Inc.	37,762
3,400	@	Humana, Inc.	155,822
710	@,L	Lincare Holdings, Inc.	30,480
305	@,L	Odyssey Healthcare, Inc.	5,649
515	@,L	PacifiCare Health Systems, Inc.	44,311
120	@	Pediatrix Medical Group, Inc.	10,147
131	@,L	Sierra Health Services, Inc.	10,247
12,100		UnitedHealth Group, Inc.	724,306
6,900	@	WellPoint, Inc.	530,127
			2,272,513
		Holding Companies-Diversified: 0.1%
20,000	@@	Citic Pacific Ltd.	54,711
			54,711
		Home Builders: 0.0%
55	L	MDC Holdings, Inc.	3,747
40	@,L	Meritage Homes Corp.	2,659
25	@,L	NVR, Inc.	17,181
130		Standard-Pacific Corp.	4,900
326	@,L	Toll Brothers, Inc.	11,214
			39,701
		Home Furnishings: 0.0%
168		Harman Intl. Industries, Inc.	16,380
			16,380
		Household Products/Wares: 0.1%
751	L	American Greetings Corp.	19,676
130		CNS Inc.	2,990
600	@@	Henkel KGaA	57,850
			80,516
		Housewares: 0.0%
232		Toro Co.	9,324
			9,324
		Insurance: 3.6%
533		American Financial Group, Inc.	19,801
11,250		American Intl. Group, Inc.	755,324
380		AmerUs Group Co.	22,317
81,000	@,@@	China Life Insurance Co. Ltd.	63,701
3,550		Chubb Corp.	343,782
173	@@	Everest Re Group Ltd.	18,186
1,086		Fidelity National Financial, Inc.	41,073
700		First American Corp.	32,935
597		Horace Mann Educators Corp.	11,307
109		LandAmerica Financial Group, Inc.	7,058
30,700	@@	Legal & General Group PLC	61,890
3,800	L	Lincoln National Corp.	197,524
2,781		Loews Corp.	268,589
9,150		MetLife, Inc.	470,676
501		Old Republic Intl. Corp.	13,332

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Insurance (continued)
34	@,L	Philadelphia Consolidated Holding Co.	$3,295
5,580		Principal Financial Group, Inc.	282,739
604		Protective Life Corp.	26,685
6,409		Prudential Financial, Inc.	496,056
7,000	@@	QBE Insurance Group Ltd.	98,326
610		Radian Group, Inc.	34,502
2,694		Safeco Corp.	151,538
160		Selective Insurance Group, Inc.	8,955
132		Stewart Information Services Corp.	6,674
1,500	@@	Swiss Reinsurance Co.	110,469
205		UICI	7,302
778		W.R. Berkley Corp.	36,270
196		Zenith National Insurance Corp.	9,290
436	@,@@	Zurich Financial Services AG	88,633
			3,688,229
		Internet: 0.6%
6,000	@	Amazon.Com, Inc.	290,760
220	@	CheckFree Corp.	10,307
5,000	@,L	eBay, Inc.	224,050
269	@,L	Internet Security Systems	6,149
574	@	Macromedia, Inc.	25,750
1,030	@,L	McAfee, Inc.	28,644
340	@,L	Secure Computing Corp.	4,672
40	@,L	Websense, Inc.	2,598
			592,930
		Iron/Steel: 0.3%
40	L	Cleveland-Cliffs, Inc.	3,812
3,400	L	Nucor Corp.	228,071
18,000	@@	Sumitomo Metal Industries Ltd.	61,937
			293,820
		Leisure Time: 0.2%
1,800	L	Carnival Corp.	98,083
234	@,L	Multimedia Games, Inc.	2,382
76	L	Polaris Industries, Inc.	3,757
1,300	@@	Sankyo Co. Ltd.	65,453
			169,675
		Machinery-Construction and Mining: 0.0%
240		JLG Industries, Inc.	10,920
220		Joy Global, Inc.	11,636
			22,556
		Machinery-Diversified: 0.0%
195		Applied Industrial Technologies, Inc.	6,230
100		Briggs & Stratton Corp.	3,619
90		Cognex Corp.	2,785
98		IDEX Corp.	4,326
410		Nordson Corp.	16,326
			33,286
		Media: 1.5%
9,550	@,L	Comcast Corp.	252,120
6,700		McGraw-Hill Cos., Inc.	355,435
6,900	@@	Mediaset S.p.A.	72,574
10,100		News Corp.	149,581
20,750		Time Warner, Inc.	373,085
6,900		Viacom, Inc.	$230,460
2,670	@@	Vivendi Universal SA	77,046
15		Washington Post Co.	11,055
			1,521,356
		Metal Fabricate/Hardware: 0.1%
302	L	Commercial Metals Co.	10,600
200		Kaydon Corp.	6,472
836		Precision Castparts Corp.	42,628
148	L	Quanex Corp.	9,154
			68,854
		Mining: 0.9%
2,900	@,@@	Anglo American PLC	90,817
6,219	@@	BHP Billiton Ltd.	100,035
3,900	@	Freeport-McMoRan Copper & Gold, Inc.	203,229
11,000	@@	Mitsui Mining & Smelting Co. Ltd.	62,211
1,900		Newmont Mining Corp.	87,628
2,000	L	Phelps Dodge Corp.	271,340
800	@@	Umicore	85,981
			901,241
		Miscellaneous Manufacturing: 2.3%
7,950		3M Co.	623,916
270		Acuity Brands, Inc.	8,394
185		AptarGroup, Inc.	10,147
678		Donaldson Co., Inc.	22,672
190	@	EnPro Industries, Inc.	5,482
45,900		General Electric Co.	1,639,548
150		Roper Industries, Inc.	5,910
359		Teleflex, Inc.	23,755
			2,339,824
		Office Furnishings: 0.1%
705		Herman Miller, Inc.	21,566
494		HNI Corp.	24,898
			46,464
		Office/Business Equipment: 0.1%
1,700	@,@@	Canon, Inc.	95,503
			95,503
		Oil and Gas: 6.4%
4,800		Burlington Resources, Inc.	346,800
16,303		ChevronTexaco Corp.	934,324
332	@,L	Cimarex Energy Co.	12,918
11,400		ConocoPhillips	689,814
5,700		Devon Energy Corp.	343,140
4,700	@@	ENI S.p.A.	127,348
420		Ensco Intl., Inc.	19,891
3,800		EOG Resources, Inc.	272,650
35,150		Exxon Mobil Corp.	2,039,754
284	L	Frontier Oil Corp.	10,701
455		Helmerich & Payne, Inc.	26,399
1,070		Noble Energy, Inc.	39,986
660	@@	Norsk Hydro ASA	65,966
4,700		Occidental Petroleum Corp.	372,710
600	@@	Petroleo Brasileiro SA — Petrobras ADR	40,560
144	@,L	Petroleum Development Corp.	4,860
510	L	Pogo Producing Co.	24,990
1,120	@	Pride Intl., Inc.	33,365

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Oil and Gas (continued)
2,900	@@	Repsol YPF SA	$85,146
7,195	@@	Royal Dutch Shell PLC	232,197
300	@	Southwestern Energy Co.	10,221
277	L	St. Mary Land & Exploration Co.	9,867
170	@,L	Stone Energy Corp.	7,548
2,700	L	Sunoco, Inc.	208,440
177	@,L	Swift Energy Co.	8,176
700	@@	Total SA	174,637
3,750		Valero Energy Corp.	360,750
1,380		Vintage Petroleum, Inc.	72,284
			6,575,442
		Oil and Gas Services: 0.3%
410	@	Cooper Cameron Corp.	32,648
2,050	@,@@	Petroleum Geo-Services ASA	57,697
2,200		Schlumberger Ltd.	210,606
540		Tidewater, Inc.	24,408
230	@,L	Veritas DGC, Inc.	7,521
			332,880
		Pharmaceuticals: 3.3%
6,900		Abbott Laboratories	260,199
270		Alpharma, Inc.	7,133
2,250		Amerisourcebergen Corp.	180,788
688	@	Barr Laboratories, Inc.	39,457
6,350		Cardinal Health, Inc.	406,083
3,200	@,L	Express Scripts, Inc.	270,272
9,100	@@	GlaxoSmithKline PLC	225,030
3,700	@	Hospira, Inc.	163,355
590	@	IVAX Corp.	17,676
5,200	@	King Pharmaceuticals, Inc.	81,796
22,200		Merck & Co., Inc.	652,680
800	@@	Merck KGaA	65,833
290		Omnicare, Inc.	16,516
31,900		Pfizer, Inc.	676,279
1,380	@@	Roche Holding AG	206,623
2,300	@@	Takeda Pharmaceutical Co., Ltd.	126,147
80	@,L	USANA Health Sciences, Inc.	3,158
			3,399,025
		Pipelines: 0.1%
430	L	Equitable Resources, Inc.	16,078
686		Questar Corp.	51,148
			67,226
		Real Estate: 0.2%
8,000	@@	Cheung Kong Holdings Ltd.	82,954
3,300	@@	Leopalace21 Corp.	105,677
			188,631
		Real Estate Investment Trusts: 0.0%
80	L	Colonial Properties Trust	3,514
301	L	Developers Diversified Realty Corp.	13,636
45	L	Essex Property Trust, Inc.	4,127
102	L	New Century Financial Corp.	3,689
			24,966
		Retail: 4.2%
232		Abercrombie & Fitch Co.	14,226
295	@	Advance Auto Parts, Inc.	12,490
1,135		American Eagle Outfitters, Inc.	25,833
557		Barnes & Noble, Inc.	22,469
6,875	L	Best Buy Co., Inc.	$331,649
140		Burlington Coat Factory Warehouse Corp.	5,550
277		Casey’s General Stores, Inc.	6,377
247		Cato Corp.	5,335
210	@	CEC Entertainment, Inc.	7,518
1,044	@,L	Chico’s FAS, Inc.	46,051
142	@,L	Children’s Place	7,043
884		Claire’s Stores, Inc.	25,221
3,000		Darden Restaurants, Inc.	107,340
1,300	@@	Don Quijote Co., Ltd.	96,550
4,500	@@	Enterprise Inns PLC	67,739
170	@,L	Genesco, Inc.	6,741
50	@,L	Guitar Center, Inc.	2,637
5,000	@@	GUS PLC	77,345
244	@,L	Hibbett Sporting Goods, Inc.	7,310
9,300		Home Depot, Inc.	388,553
5,250		J.C. Penney Co., Inc. Holding Co.	275,468
17,573	@@	Kingfisher PLC	68,163
150	L	Landry’s Restaurants, Inc.	4,058
140		Longs Drug Stores Corp.	5,968
3,350	L	Lowe’s Cos., Inc.	226,058
14,900		McDonald’s Corp.	504,364
102	@,L	Men’s Wearhouse, Inc.	2,989
359		Michaels Stores, Inc.	13,427
5,100		Nordstrom, Inc.	188,088
920	@	O’Reilly Automotive, Inc.	28,005
780	@	Pacific Sunwear of California, Inc.	20,639
150	@,L	Panera Bread Co.	10,200
98	@,L	Papa John’s Intl., Inc.	5,337
829	@,L	Payless Shoesource, Inc.	18,943
275	@,L	Select Comfort Corp.	6,592
207	@,L	Shopko Stores, Inc.	5,937
263		Sonic Automotive, Inc.	5,470
109	@,L	Sonic Corp.	3,225
13,700		Staples, Inc.	316,470
3,200	@	Starbucks Corp.	97,440
7,000	@@	Takashimaya Co., Ltd.	108,392
3,900		Target Corp.	208,689
214	@	Too, Inc.	6,769
60	@,L	Tractor Supply Co.	3,232
10,850		Wal-Mart Stores, Inc.	526,875
2,500		Wendy’s Intl., Inc.	126,950
310	@,L	Williams-Sonoma, Inc.	13,451
5,600	L	Yum! Brands, Inc.	273,224
95	@,L	Zale Corp.	2,651
			4,341,051
		Savings and Loans: 0.0%
127		Downey Financial Corp.	8,217
122	@,L	FirstFed Financial Corp.	6,385
220	@,L	Franklin Bank Corp.	4,070
			18,672
		Semiconductors: 2.2%
4,900	@,@@	ASML Holding NV	93,571
235	@	DSP Group, Inc.	6,110
45,100		Intel Corp.	1,203,269
841	@,L	Lam Research Corp.	31,571
820	@	Micrel, Inc.	9,906
1,181		Microchip Technology, Inc.	39,398
120	@,L	Microsemi Corp.	3,330
7,200		National Semiconductor Corp.	186,336

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Semiconductors (continued)
460	@,L	Silicon Laboratories, Inc.	$17,871
106	@	Supertex, Inc.	4,477
18,300		Texas Instruments, Inc.	594,384
1,878	@	Triquint Semiconductor, Inc.	8,451
70	@	Varian Semiconductor Equipment Associates, Inc.	3,081
			2,201,755
		Software: 2.4%
673	@	Activision, Inc.	8,958
214	@,L	Advent Software, Inc.	6,129
195	@,L	Ansys, Inc.	8,194
5,100		Autodesk, Inc.	212,772
8,400		Automatic Data Processing, Inc.	394,799
4,600	@	BMC Software, Inc.	94,254
60	@,L	Cerner Corp.	5,784
3,700	@,L	Citrix Systems, Inc.	100,418
8,150	@	Compuware Corp.	75,225
490	@	Dun & Bradstreet Corp.	31,850
320	@	eFunds Corp.	6,589
250	@,L	FileNet Corp.	6,735
290		Global Payments, Inc.	12,696
199	@	Hyperion Solutions Corp.	10,537
4,000		Intuit, Inc.	214,279
260	@	JDA Software Group, Inc.	3,900
39,950		Microsoft Corp.	1,107,014
215	@	MRO Software, Inc.	3,277
7,900	@,L	Novell, Inc.	61,462
5,950	@	Parametric Technology Corp.	34,808
257	@	Serena Software, Inc.	6,024
158	@	SPSS, Inc.	4,563
870	@	Sybase, Inc.	19,532
460	@,L	Transaction Systems Architects, Inc.	13,386
			2,443,185
		Telecommunications: 3.9%
15,700	L	AT&T, Inc.	391,087
162	@,L	Audiovox Corp.	2,244
8,700		Bellsouth Corp.	237,162
52,950	@	Cisco Systems, Inc.	928,744
435		Commonwealth Telephone Enterprises, Inc.	15,077
143	@,L	Comtech Telecommunications	6,235
7,300	@@	Deutsche Telekom AG	121,230
3,645	@@	Elisa Oyj	69,198
774		Harris Corp.	34,505
25,300		Motorola, Inc.	609,477
16	@@	Nippon Telegraph & Telephone Corp.	71,934
19,000	@@	Oki Electric Industry Co., Ltd.	63,261
7,200		Qualcomm, Inc.	327,384
14,000		Sprint Corp.	350,560
35,200	@@	Telecom Italia S.p.A.	83,538
25,000	@@	Telefonaktiebolaget LM Ericsson	81,156
3,900	@@	Telekom Austria AG	88,043
2,500	@@	Telekomunikasi Indonesia Tbk PT ADR	55,200
484		Telephone & Data Systems, Inc.	17,690
13,709		Verizon Communications, Inc.	438,414
			3,992,139
		Toys/Games/Hobbies: 0.1%
3,924	L	Hasbro, Inc.	$80,128
228	@,L	JAKKS Pacific, Inc.	4,647
129	@	Lenox Group, Inc.	1,594
			86,369
		Transportation: 1.3%
5,700		Burlington Northern Santa Fe Corp.	376,515
458		CH Robinson Worldwide, Inc.	18,526
443		CNF, Inc.	25,251
4,500	@@	Deutsche Post AG	97,975
21	@@	East Japan Railway Co.	131,931
150	@	HUB Group, Inc.	6,083
273		Landstar System, Inc.	11,750
7,189		Norfolk Corp.	318,041
356		Overseas Shipholding Group, Inc.	18,142
4,800		United Parcel Service, Inc.	373,919
			1,378,133
		Trucking and Leasing: 0.0%
520		Gatx Corp.	19,573
			19,573
		Water: 0.1%
2,216	@@	Veolia Environnement	94,631
			94,631
		Total Common Stock (Cost $56,614,532)	66,423,211
PREFERRED STOCK: 0.4%
		Banks: 0.2%
14	@,#,C,X	DG Funding Trust	150,981
			150,981
		Diversified Financial Services: 0.0%
1,600	@,C	National Rural Utilities Cooperative Finance Corp.	35,856
			35,856
		Insurance: 0.1%
5,075	@,C	Metlife, Inc.	127,789
			127,789
		Telecommunications: 0.1%
46	@,@@,#	Centaur Funding Corp.	58,794
			58,794
		Total Preferred Stock (Cost $381,136)	373,420
RIGHTS: 0.0%
		Real Estate: 0.0%
250	@@	Cheung Kong Holdings Ltd.	—
		Total Rights (Cost $—)	—

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
CORPORATE BONDS/NOTES: 5.3%
		Banks: 1.6%
$80,000	@@,C	Australia & New Zealand Banking Group Ltd., 4.588%, due 10/29/49	$68,371
45,000	@@,#	Banco Santander Santiago Chile SA, 4.148%, due 12/09/09	44,904
40,000	@@	Banco Santander Santiago Chile SA, 7.375%, due 07/18/12	44,349
60,000	@@,C	Bank of Ireland, 4.188%, due 12/29/49	51,926
50,000	@@,C	Bank of Nova Scotia, 4.250%, due 08/31/85	42,170
20,000	@@	Bank of Scotland, 3.750%, due11/30/49	17,300
20,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	21,284
40,000	@@,C	Barclays Bank PLC, 6.278%, due 12/15/49	39,245
58,000	@@,#,C	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	55,879
36,000	@@,#,C	Danske Bank A/S, 5.914%, due 12/29/49	37,478
40,000	@@,C	Den Norske Bank ASA, 4.186%, due 08/29/49	33,700
65,000	#,C	Dresdner Funding Trust I, 8.151%, due 06/30/31	77,853
122,000	@@,#,C	HBOS PLC, 5.375%, due 11/29/49	121,164
140,000	@@,C	HSBC Bank PLC, 3.788%, due 06/29/49	117,599
54,000	C	Huntington Capital Trust I, 4.943%, due 02/01/27	51,363
70,000	@@,C	Lloyds TSB Bank PLC, 4.160%, due 08/29/49	60,745
73,000	#,C	M&T Bank Corp., 3.850%, due 04/01/13	71,191
48,000	C	Mellon Capital I, 7.720%, due 12/01/26	50,956
40,000	@@,C	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	43,186
50,000	@@,C	National Australia Bank Ltd., 4.525%, due 10/29/49	42,579
58,000		PNC Funding Corp., 4.500%, due 03/10/10	56,775
32,000	#,C	Rabobank Capital Funding Trust, 5.254%, due 12/29/49	31,100
51,000	@@,#,C	Resona Bank Ltd., 5.850%, due 09/01/49	50,482
120,000	@@,C	Royal Bank of Scotland Group PLC, 3.813%, due 12/29/49	104,257
50,000	@@,C	Societe Generale, 4.656%, due 11/29/49	42,798
50,000	@@,C	Standard Chartered PLC, 4.750%, due 07/29/49	40,250
130,000	@@,C	Standard Chartered PLC, 4.875%, due 11/29/49	104,975
32,000	@@	Sumitomo Mitsui Banking Corp., 8.150%, 08/01/49	33,841
$19,000		Wachovia Corp., 5.500%, due 08/01/35	$18,080
50,000	@@,C	Westpac Banking Corp., 4.369%, due 09/30/49	41,920
41,000	#,C	Westpac Capital Trust IV, 5.256%, due 12/29/49	39,918
			1,657,638
		Beverages: 0.1%
54,000	@@,L	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	63,720
25,000	@@,C	Coca-Cola HBC Finance BV, 5.125%, due 09/17/13	25,001
			88,721
		Chemicals: 0.1%
18,000	@@,#	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	18,127
20,000		Stauffer Chemical, 5.330%, 04/15/10	15,938
40,000		Stauffer Chemical, 7.770%, 04/15/17	21,093
			55,158
		Commercial Services: 0.1%
100,000	C	Tulane University of Louisiana, 5.168%, due 11/15/12	100,000
			100,000
		Diversified Financial Services: 1.4%
21,551	@@,#,C	Arcel Finance Ltd., 5.984%, due 02/01/09	21,816
63,294	@@,#,C	Arcel Finance Ltd., 7.048%, due 09/01/11	65,483
95,533	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	96,250
89,000	@@,#,C	BTM Curacao Holdings NV, 4.760%, due 07/21/15	87,113
58,000	C	Citigroup Capital II, 7.750%, due 12/01/36	61,132
93,000	#,C	Corestates Capital Trust I, 8.000%, due 12/15/26	98,802
40,000	@@,C	Financiere CSFB NV, 4.188%, due 03/29/49	32,400
53,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	53,185
58,000	L	Goldman Sachs Group, Inc., 4.070%, due 03/02/10	58,072
56,000		HSBC Finance Corp. 5.000%, due 06/30/15	54,122
40,000	#,C	HVB Funding Trust III, 9.000%, due 10/22/31	53,144
30,000	L	International Lease Finance Corp., 5.000%, due 04/15/10	29,746
48,000	C,L	JPM Capital Trust I, 7.540%, due 01/15/27	50,782
54,000	C	JPM Capital Trust II, 7.950%, due 02/01/27	57,657
105,000	#,C	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	103,841
45,000	@@,C	Paribas, 4.045%, due 12/31/49	38,781

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$36,000	@@,#,C	Petroleum Export Ltd. SPV, 4.623%, due 06/15/10	$35,668
45,000	@@,#,C	Petroleum Export Ltd. SPV, 5.265%, due 06/15/11	44,541
124,307	@@,#,C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	123,883
102,000	@@,#,C	Preferred Term Securities XII, 4.460%, due 03/23/35	102,383
19,000	C	Residential Capital Corp., 6.375%, due 06/30/10	19,171
51,000	C,L	Residential Capital Corp., 6.875%, due 06/30/15	53,472
400,000	#	Toll Road Investors Partnership II LP, .000%, due 02/15/45	48,432
72,000	@@,C	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	78,086
			1,467,962
		Electric: 0.4%
90,000	C	Consumers Energy Co., 4.250%, due 04/15/08	88,048
96,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	111,663
66,000	C	Entergy Gulf States, Inc., 5.120%, due 08/01/10	64,207
65,000	C	Enterprise Capital Trust II, 5.240%, due 06/30/28	64,489
43,000	#	Power Contract Financing, LLC, 6.256%, due 02/01/10	43,679
14,877		PPL Montana, LLC, 8.903%, due 07/02/20	17,119
27,253	#	Tenaska Virginia Partners, LP, 6.119%, due 03/30/24	28,173
			417,378
		Food: 0.1%
109,000	C	Tyson Foods, Inc., 7.250%, due 10/01/06	110,971
			110,971
		Insurance: 0.2%
50,000		Prudential Financial, Inc., 4.104%, due 11/15/06	49,655
103,000	#,C	Zurich Capital Trust I, 8.376%, due 06/01/37	111,330
			160,985
		Media: 0.1%
38,000	C	Comcast Corp., 5.650%, due 06/15/35	34,486
51,000	C	COX Communications, Inc., 6.850%, due 01/15/18	53,413
			87,899
		Multi-National: 0.0%
36,000	@@	Corp Andina de Fomento, 5.125%, due 05/05/15	35,254
			35,254
		Oil and Gas: 0.4%
$47,000	C,L	Amerada Hess Corp., 6.650%, due 08/15/11	$50,504
56,000	@@,#	Empresa Nacional de Petroleo, 4.875%, due 03/15/14	53,271
12,000	@@,#	Empresa Nacional de Petroleo, 6.750%, due 11/15/12	12,871
39,000	@@,L	Nexen, Inc., 5.200%, due 03/10/15	38,453
94,000	#	Pemex Project Funding Master Trust, 5.170%, due 06/15/10	97,477
47,000	@@,#,C	Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.298%, due 09/30/20	46,313
53,000	@@	Tengizchevroil Finance Co. SARL, 6.124%, due 11/15/14	53,928
32,000	C	Valero Energy Corp., 6.125%, due 04/15/07	32,443
			385,260
		Real Estate: 0.2%
77,000	C	EOP Operating, LP, 7.750%, due 11/15/07	80,834
21,000	C	Liberty Property, LP, 6.375%, due 08/15/12	22,019
60,000	C	Liberty Property, LP, 7.750%, due 04/15/09	64,832
			167,685
		Real Estate Investment Trusts: 0.2%
71,000		Health Care Property Investors, Inc., 4.875%, due 09/15/10	69,364
58,000	C	Simon Property Group, LP, 4.875%, due 03/18/10	57,056
107,000	C	Simon Property Group, LP, 6.375%, due 11/15/07	109,530
			235,950
		Retail: 0.1%
76,000	C	May Department Stores Co., 3.950%, due 07/15/07	74,698
			74,698
		Savings and Loans: 0.0%
46,000	C	Great Western Financial, 8.206%, due 02/01/27	49,222
			49,222
		Telecommunications: 0.3%
65,000	C	BellSouth Corp., 4.200%, due 09/15/09	63,115
37,000	@@,+	Deutsche Telekom Intl. Finance BV, 8.500%, due 06/15/10	41,228
21,000	C	New Cingular Wireless Services, Inc., 8.125%, due 05/01/12	24,206
33,000	+	Sprint Capital Corp., 4.780%, due 08/17/06	32,974
50,000	@@,C,L	Telefonos de Mexico SA de CV, 4.750%, due 01/27/10	49,272
57,000	C,L	Verizon Global Funding Corp., 5.850%, due 09/15/35	54,172
			264,967

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Transportation: 0.0%
$55,000	@@,#,L	MISC Capital Ltd., 5.000%, due 07/01/09	$54,774
			54,774
		Total Corporate Bonds/Notes (Cost $5,460,183)	5,414,522

U.S. GOVERNMENT AGENCY OBLIGATIONS: 10.6%
		Federal Home Loan Bank: 0.4%
310,000	L	3.250%, due 12/17/07	301,408
160,000	L	4.125%, due 10/19/07	158,402
			459,810
		Federal Home Loan Mortgage Corporation: 3.0%
151,000		3.875%, due 06/15/08	148,066
148,000	L	4.000%, due 08/17/07	146,381
236,853	C	4.500%, due 12/15/16	233,420
294,000		4.625%, due 12/19/08	293,336
168,058	C	5.000%, due 08/15/16	166,167
217,000	C	5.000%, due 05/15/20	212,644
560,277	C	5.500%, due 11/15/18	565,113
40,000		5.500%, due 12/15/18	40,175
290,000		5.500%, due 12/01/33	285,650
403,000		5.500%, due 12/15/33	397,459
116,000		5.875%, due 03/21/11	120,740
69,240		6.000%, due 01/01/29	69,948
223,321	C	6.000%, due 01/15/29	228,126
55,793		7.000%, due 11/01/31	58,170
57,192		7.000%, due 03/01/32	59,607
			3,025,002
		Federal National Mortgage Association: 7.1%
464,000	C	3.875%, due 02/01/08	456,314
302,000		3.875%, due 07/15/08	296,163
89,000	L	4.250%, due 09/15/07	88,359
235,000		4.500%, due 12/15/18	227,216
39,000		4.500%, due 12/15/35	36,441
300,000		4.625%, due 10/15/13	295,082
106,094		4.821%, due 08/01/35	104,656
715,000		5.000%, due 12/01/17	704,498
1,944,000		5.000%, due 12/15/35	1,870,494
290,000		5.250%, due 08/01/12	292,656
139,821		5.500%, due 02/01/18	140,526
499,000		5.500%, due 12/15/19	501,183
171,850		5.500%, due 11/01/33	169,788
79,670		6.000%, due 10/01/08	81,009
171,436		6.000%, due 08/01/16	175,226
30,000		6.000%, due 11/15/20	30,638
142,088		6.000%, due 04/25/31	145,299
735,000		6.000%, due 12/15/34	739,365
28,531		6.500%, due 02/01/28	29,335
39,058		6.500%, due 02/01/31	40,072
20,442		6.500%, due 12/01/33	20,935
407,000		6.500%, due 12/15/35	416,793
133,000		6.625%, due 11/15/10	143,639
81,477		7.000%, due 02/01/31	85,140
115,697		7.000%, due 08/01/31	120,899
40,596		7.000%, due 10/01/31	42,421
4,824		7.000%, due 08/01/35	5,038
41,803		7.500%, due 09/01/31	43,907
			7,303,092
		Government National Mortgage Association: 0.1%
$56,556		6.500%, due 10/15/31	$58,799
28,095		6.500%, due 01/15/32	29,201
13,484		7.000%, due 01/15/28	14,178
			102,178
		Total U.S. Government Agency Obligations (Cost $10,956,012)	10,890,082

U.S. TREASURY OBLIGATIONS: 8.9%
		U.S. Treasury Notes: 6.5%
1,026,000		4.250%, due 11/30/07	1,023,035
1,943,000	L	4.250%, due 10/15/10	1,927,367
200,000	L	4.375%, due 11/15/08	199,859
2,680,000	L,S	4.500%, due 11/15/10	2,689,528
845,000	L	4.500%, due 11/15/15	845,396
			6,685,185
		U.S. Treasury Bonds: 2.3%
1,190,000	L	5.375%, due 02/15/31	1,307,884
106,000	L	5.500%, due 08/15/28	116,256
274,000	L	6.000%, due 02/15/26	315,924
20,000	L	6.250%, due 08/15/23	23,409
252,000	L	7.250%, due 05/15/16	306,220
219,000	L	9.250%, due 02/15/16	300,920
			2,370,613
		U.S. Treasury STRIP: 0.1%
212,000		4.780%, due 05/15/16	130,167
			130,167
		Total U.S. Treasury Obligations (Cost $9,176,765)	9,185,965

ASSET-BACKED SECURITIES: 0.9%
		Automobile Asset-Backed Securities: 0.3%
48,000	C	Carmax Auto Owner Trust, 4.210%, due 01/15/10	47,486
24,000	C	Honda Auto Receivables Owner Trust, 3.820%, due 05/21/10	23,440
15,314	C	Household Automotive Trust, 2.310%, due 04/17/08	15,228
39,000	C	Nissan Auto Receivables Owner Trust, 4.190%, due 07/15/09	38,605
133,000	C	USAA Auto Owner Trust, 2.040%, due 02/16/10	130,929
			255,688
		Credit Card Asset-Backed Securities: 0.4%
50,000	C	Bank One Issuance Trust, 4.540%, due 09/15/10	49,523
47,000	C	Capital One Master Trust, 4.900%, due 03/15/10	47,096
145,000	C	Chemical Master Credit Card Trust 1, 7.090%, due 02/15/09	146,879
160,000	C	Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	160,853
15,000	C	MBNA Master Credit Card Trust USA, 5.900%, due 08/15/11	15,506
			419,857

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Home Equity Asset-Backed Securities: 0.0%
$26,000	C	Wells Fargo Home Equity Trust, 3.970%, due 09/25/24	$25,450
			25,450
		Other Asset-Backed Securities: 0.2%
70,970	C	Chase Funding Mortgage Loan Asset-Backed Certificates, 2.734%, due 09/25/24	70,539
87,000	C	Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	85,805
19,000	C	Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	18,777
14,000	C	Popular ABS Mortgage Pass-Through Trust, 4.596%, due 11/25/35	13,851
			188,972
		Total Asset-Backed Securities (Cost $909,330)	889,967

COLLATERALIZED MORTGAGE OBLIGATIONS: 2.6%
		Commercial Mortgage-Backed Securities: 1.4%
34,000	C	Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	32,894
23,000	C	Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	22,646
94,000	C	COMM, 3.600%, due 03/10/39	90,219
482,000	C	CS First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	470,336
3,000	C	CS First Boston Mortgage Securities Corp., 7.776%, due 04/15/62	3,305
185,000	C	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	190,964
40,000	C	DLJ Commercial Mortgage Corp., 6.460%, due 03/10/32	41,673
445,000	C	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	476,124
43,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	41,734
31,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.449%, due 01/12/38	30,037
10,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.857%, due 10/12/35	10,329
22,000	C	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	21,168
20,000	C	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	19,399
			1,450,828
		Whole Loan Collateralized Mortgage Obligations: 1.1%
$57,000	C	Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	$56,434
164,959	C	Countrywide Alternative Loan Trust, 5.414%, due 10/25/35	163,620
166,454	C	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	165,420
84,255	C	Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18	82,571
37,108	#,C	GSMPS Mortgage Loan Trust, 4.541%, due 01/25/35	37,206
132,234	C	MASTR Alternative Loans Trust, 5.500%, due 01/25/20	131,823
388,289	C	MASTR Asset Securitization Trust, 5.500%, due 06/25/33	379,674
73,739	C	Thornburg Mortgage Securities Trust, 4.561%, due 09/25/34	73,901
			1,090,649
		Whole Loan Collateralized Support CMO: 0.1%
50,420	C	Bank of America Mortgage Securities, 5.250%, due 11/25/19	49,691
46,519	C	Bank of America Mortgage Securities, 5.500%, due 11/25/33	44,338
			94,029
		Total Collateralized Mortgage Obligations (Cost $2,713,458)	2,635,506
MUNICIPAL BONDS: 0.1%
		Municipal: 0.1%
25,000		City of New York, 5.000%, due 11/01/08	26,041
25,000		City of New York, 5.000%, due 11/01/11	26,709
25,000	C	City of New York, 5.000%, due 11/01/15	26,741
10,000	C	City of New York, 5.000%, due 04/01/35	10,193
25,000		Sales Tax Asset Receivables Corp., 4.060%, due 10/15/10	24,079
20,000		Sales Tax Asset Receivables Corp., 4.660%, due 10/15/14	19,378
		Total Municipal Bonds (Cost $136,378)	133,141
		Total Long-Term Investments (Cost $86,347,794)	95,945,813

SHORT-TERM INVESTMENTS: 26.4%
		Commercial Paper: 2.9%
3,000,000		Master Funding LLC, 4.100%, due 12/14/05	2,995,228
		Total Commercial Paper (Cost $2,995,569)	2,995,228

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION BALANCED FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount				Value
		Repurchase Agreement: 8.8%
$9,039,000	S	Goldman Sachs Repurchase Agreement dated 11/30/05 4.000%, due 12/01/05, $9,040,004 to be received upon repurchase (Collateralized by $9,595,000 of Federal National Mortgage Note, 5.650%, Market Value Plus accrued interest $9,220,736, due 03/16/29)		$9,039,000
		Total Repurchase Agreement (Cost $9,039,000)		9,039,000
		Securities Lending CollateralCC: 14.7%
15,076,410		The Bank of New York Institutional Cash Reserves Fund		15,076,410
		Total Securities Lending Collateral (Cost $15,076,410)		15,076,410
		Total Short-Term Investments (Cost $27,110,979)		27,110,638
		Total Investments In Securities (Cost $113,458,773)*	120.0%	$123,056,451
		Other Assets and Liabilities-Net	(20.0)	(20,537,725)
		Net Assets	100.0%	$102,518,726

Certain foreign securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
@@	Foreign issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
STRIP	Separate Trading of Registered Interest and Principal of Securities
+	Step-up basis bonds. Interest rates shown reflect current coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $115,024,213. Net unrealized Appreciation consists of:

Gross Unrealized Appreciation	$9,055,992
Gross Unrealized Depreciation	(1,023,754)
Net Unrealized Appreciation	$8,032,238

Information concerning open futures contracts for ING Strategic Allocation Balanced Fund at November 30, 2005 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain
U.S. Treasury 30 Year Bond	5	$561,406	12/20/2005	$4,282

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 81.9%
		Advertising: 0.1%
689	L	Catalina Marketing Corp.	$18,238
28	@@	Dentsu, Inc.	75,483
			93,721
		Aerospace/Defense: 2.5%
420	@,L	Alliant Techsystems, Inc.	31,870
9,500		Boeing Co.	647,805
104	L	Engineered Support Systems, Inc.	4,203
3,400		General Dynamics Corp.	388,620
278		Kaman Corp.	5,340
6,350		Lockheed Martin Corp.	384,810
327	@	Moog, Inc.	9,578
8,944		Raytheon Co.	343,628
4,200		Rockwell Collins, Inc.	191,940
305	@	Teledyne Technologies, Inc.	9,986
4,900		United Technologies Corp.	263,816
			2,281,596
		Agriculture: 1.2%
9,800		Altria Group, Inc.	713,342
10	@@	Japan Tobacco, Inc.	133,959
2,000	L	Reynolds American, Inc.	178,040
7,700	@@	Swedish Match AB	87,885
			1,113,226
		Airlines: 0.3%
485	@	Alaska Air Group, Inc.	17,087
353	@,L	Mesa Air Group, Inc.	3,629
425		Skywest, Inc.	12,623
16,400		Southwest Airlines Co.	270,599
			303,938
		Apparel: 0.5%
8,400	@	Coach, Inc.	289,212
370	@,L	Gymboree Corp.	8,347
257		K-Swiss, Inc.	8,026
630		Polo Ralph Lauren Corp.	33,768
309	@,L	Quiksilver, Inc.	3,795
770	@	Timberland Co.	25,479
2,000		VF Corp.	113,300
100		Wolverine World Wide, Inc.	2,172
			484,099
		Auto Manufacturers: 0.8%
3,163	@@	DaimlerChrysler AG	159,448
36,900		Ford Motor Co.	299,998
11,400	@@	Nissan Motor Co., Ltd.	117,142
422		Oshkosh Truck Corp.	18,960
2,600	@@	Volvo AB	110,959
			706,507
		Auto Parts and Equipment: 0.3%
22,000	@@	Bosch Automotive Systems Corp.	107,237
4,100	@,L	Goodyear Tire & Rubber Co.	70,233
600		Modine Manufacturing Co.	19,974
3,500	@@	NOK Corp.	93,457
			290,901
		Banks: 6.2%
2,776	@@	Alpha Bank AE	81,722
23,536	@@	Banca Intesa S.p.A.	113,370
2,900	@@	Banco Itau Holding Financeira SA	73,544
31,300		Bank of America Corp.	$1,436,357
1,500	@@	Bank of Ireland	23,143
5,500	@@	Bank of Ireland	84,978
2,500	@@	BNP Paribas	196,994
274		Central Pacific Financial Corp.	10,028
3,800		Comerica, Inc.	219,146
4,400	@@	Commerzbank AG	129,709
12,000	@@	DBS Group Holdings Ltd.	116,171
1,751	@@	Deutsche Bank AG	170,741
138		East-West Bancorp, Inc.	5,222
822	@@	First Bancorp Puerto Rico	9,946
232		First Republic Bank	8,995
530	L	Fremont General Corp.	12,407
14,400	@@	HBOS PLC	216,705
110		Hudson United BanCorp	4,631
2,900	@@	ICICI Bank Ltd. ADR	73,863
1,900	@@	KBC Bancassurance Holding	164,755
296		Mercantile Bankshares Corp.	17,585
16	@@	Mitsubishi Tokyo Financial Group, Inc.	201,273
23	@@	Mizuho Financial Group, Inc.	161,661
840	@@	OTP Bank Rt. GDR	55,692
5,210		PNC Financial Services Group, Inc.	332,242
8,408	@@	Royal Bank of Scotland Group PLC	239,272
184	L	South Financial Group, Inc.	5,459
12,000	@@	Sumitomo Trust & Banking Co., Ltd.	100,762
7,200	@@	Suncorp-Metway Ltd.	105,221
8,400		U.S. Bancorp	254,352
2,630	@@	UBS AG	242,085
7,300		Wachovia Corp.	389,820
7,950		Wells Fargo & Co.	499,658
762		Wilmington Trust Corp.	30,853
			5,788,362
		Beverages: 2.1%
20,350		Coca-Cola Co.	868,742
12,600	@@	Diageo PLC	181,437
15,700		PepsiCo, Inc.	929,440
			1,979,619
		Biotechnology: 0.5%
5,700	@	Amgen, Inc.	461,301
752	@@	Savient Pharmaceuticals, Inc.	2,812
			464,113
		Building Materials: 0.2%
180	@	Drew Industries, Inc.	5,422
309		Florida Rock Industries, Inc.	15,410
1,400	@@	Lafarge SA	119,635
520		Martin Marietta Materials, Inc.	39,057
			179,524
		Chemicals: 0.9%
900		Chemtura Corp.	10,845
4,450		Dow Chemical Co.	201,363
4,200		Du Pont EI de Nemours & Co.	179,550
800		Ferro Corp.	15,120
589	@	FMC Corp.	31,317
791		Lyondell Chemical Co.	20,115
3,950		PPG Industries, Inc.	239,883
2,700	@@,#	Reliance Industries Ltd. GDR	97,578
			795,771

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Coal: 0.0%
450		Peabody Energy Corp.	$35,487
			35,487
		Commercial Services: 1.0%
210		Administaff, Inc.	9,461
720	@,L	Alliance Data Systems Corp.	27,770
1,030	@,L	Career Education Corp.	38,419
146	@	Consolidated Graphics, Inc.	7,474
401		Corporate Executive Board Co.	34,691
80		CPI Corp.	1,408
858	@,L	Education Management Corp.	28,958
3,050		Equifax, Inc.	116,815
7,200		H&R Block, Inc.	175,968
300		Manpower, Inc.	13,935
6,400		McKesson Corp.	321,919
287	@	Pharmaceutical Product Development, Inc.	16,729
124	L	Pre-Paid Legal Services, Inc.	5,276
31,400	@@	Rentokil Initial PLC	87,508
765	@	Sotheby’s Holdings	14,558
760	@	Spherion Corp.	7,448
111	@	Vertrue, Inc.	4,010
			912,347
		Computers: 4.1%
9,500	@	Apple Computer, Inc.	644,290
80	@,L	CACI Intl., Inc.	4,429
2,203	@,L	Cadence Design Systems, Inc.	37,759
445	@	Cognizant Technology Solutions Corp.	21,623
24,550	@	Dell, Inc.	740,428
580	@,L	DST Systems, Inc.	34,493
34,500	@	EMC Corp.	480,585
27,800		Hewlett-Packard Co.	824,825
470		Imation Corp.	20,661
7,600		International Business Machines Corp.	675,640
75	@,L	Kronos, Inc.	3,550
277	@,L	Micros Systems, Inc.	13,382
206		MTS Systems Corp.	7,266
310	@	Radiant Systems, Inc.	4,039
565	@,L	SanDisk Corp.	28,849
1,415	@	Synopsys, Inc.	27,621
220		Talx Corp.	9,075
4,753	@@	TietoEnator OYJ	157,544
2,144	@,L	Western Digital Corp.	31,988
			3,768,047
		Cosmetics/Personal Care: 1.5%
8,100		Colgate-Palmolive Co.	441,612
16,300	L	Procter & Gamble Co.	932,197
			1,373,809
		Distribution/Wholesale: 0.4%
122	L	Building Material Holding Corp.	10,044
4,200		Genuine Parts Co.	186,102
139	L	SCP Pool Corp.	5,411
14,000	@,@@	Sumitomo Corp.	165,667
240	@,L	United Stationers, Inc.	11,760
			378,984
		Diversified Financial Services: 6.0%
5,900		American Express Co.	$303,378
1,458	@,L	AmeriCredit Corp.	36,158
20,400		Charles Schwab Corp.	311,100
24,500		Citigroup, Inc.	1,189,474
4,450		Fannie Mae	213,823
5,200		Goldman Sachs Group, Inc.	670,592
38,000	@@	Hong Kong Exchanges and Clearing Ltd.	137,943
780	L	Indymac Bancorp, Inc.	29,858
326	@	Investment Technology Group, Inc.	12,678
16,600		JPMorgan Chase & Co.	634,950
395		Legg Mason, Inc.	48,447
3,800		Lehman Brothers Holdings, Inc.	478,800
10,200		Merrill Lynch & Co., Inc.	677,484
12,100		Morgan Stanley	677,963
200	@,L	Portfolio Recovery Associates, Inc.	7,664
1		Raymond James Financial, Inc.	36
520	@@	SFCG Co. Ltd.	110,200
230	@	World Acceptance Corp.	6,334
			5,546,882
		Electric: 1.8%
1,579		Alliant Energy Corp.	44,765
4,200	@@	Chubu Electric Power Co., Inc.	100,269
1,700		Dominion Resources, Inc.	129,115
4,400	L	Duke Energy Corp.	118,184
8,100		Edison Intl.	365,472
5,600	@@	Fortum Oyj	98,257
1,900	@@	RWE AG	131,082
510		Scana Corp.	20,206
4,100		Southern Co.	142,311
4,600		TXU Corp.	472,099
520		Wisconsin Energy Corp.	19,734
			1,641,494
		Electrical Components and Equipment: 0.7%
750	W	AMETEK, Inc.	31,958
6,162		Emerson Electric Co.	465,908
220	@@	Samsung Electronics Co., Ltd. GDR	63,463
9,000	@@	Sumitomo Electric Industries Ltd.	124,314
			685,643
		Electronics: 0.8%
9,300	@	Agilent Technologies, Inc.	331,637
1,034	@	Arrow Electronics, Inc.	32,054
1,344	@	Avnet, Inc.	30,240
298	@	Coherent, Inc.	9,414
290	@	Cymer, Inc.	11,084
171	@,L	FLIR Systems, Inc.	4,227
220	@	Itron, Inc.	10,285
6,500	@@	Koninklijke Philips Electronics NV	181,141
12,000	@	Sanmina-SCI Corp.	49,680
21,962	@,L	Solectron Corp.	78,844
134	@	Trimble Navigation Ltd.	4,366
512	@,L	Varian, Inc.	21,484
			764,456

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Energy-Alternate Sources: 0.0%
330	@,L	Headwaters, Inc.	$11,758
			11,758
		Engineering and Construction: 0.4%
2,300	@@	Bouygues SA	109,691
140	@	Emcor Group, Inc.	9,905
200	@	Shaw Group, Inc.	5,778
24,000	@@	Taisei Corp.	102,454
120	@	URS Corp.	5,054
1,200	@@	Vinci SA	95,461
			328,343
		Entertainment: 0.3%
13,703	@@	Aristocrat Leisure Ltd	124,516
400		GTECH Holdings Corp.	12,240
20,800	@@	Hilton Group PLC	119,720
			256,476
		Environmental Control: 0.0%
440		Republic Services, Inc.	15,774
580	@	Tetra Tech, Inc.	9,048
			24,822
		Food: 1.2%
12,900		Archer-Daniels-Midland Co.	304,053
800	@@	Colruyt SA	107,544
159		Corn Products Intl., Inc.	3,538
530	@,L	Dean Foods Co.	20,241
360		Flowers Foods, Inc.	9,331
6,865		General Mills, Inc.	326,293
895		Hormel Foods Corp.	29,356
1		J&J Snack Foods Corp.	61
133		Nash Finch Co.	3,574
290	@	Performance Food Group Co.	8,236
216	@	Ralcorp Holdings, Inc.	9,005
2,820		SUPERVALU, Inc.	92,270
14,500	@@	Unilever PLC	141,597
250	L	Whole Foods Market, Inc.	36,820
			1,091,919
		Forest Products and Paper: 0.1%
2,032		Louisiana-Pacific Corp.	54,803
380		Rock-Tenn Co.	5,077
			59,880
		Gas: 0.6%
628		Atmos Energy Corp.	16,686
37,600	@@	Centrica PLC	149,141
212		Energen Corp.	7,780
1,000		Nicor, Inc.	40,100
6,612		Sempra Energy	290,597
246	@	Southern Union Co.	5,806
792		UGI Corp.	17,424
950		WGL Holdings, Inc.	28,899
			556,433
		Healthcare-Products: 1.6%
620		Beckman Coulter, Inc.	34,528
111		Cooper Cos., Inc.	6,083
704		Dentsply Intl., Inc.	39,164
220	@	Haemonetics Corp.	11,249
174	@	Hologic, Inc.	12,366
3,600		Hoya Corp.	129,937
79	@,L	Idexx Laboratories, Inc.	5,652
420	@	Immucor, Inc.	$10,403
14,050		Johnson & Johnson	867,587
5,700		Medtronic, Inc.	316,748
90	L	Mentor Corp.	4,387
180	@	ResMed, Inc.	7,344
420	@	Respironics, Inc.	16,246
450	@,L	Varian Medical Systems, Inc.	22,869
72		Vital Signs, Inc.	3,437
			1,488,000
		Healthcare-Services: 2.7%
4,500	W	Aetna, Inc.	416,205
910	@	Community Health Systems, Inc.	36,482
3,650	@,L	Coventry Health Care, Inc.	217,431
1,500	@@	Fresenius Medical Care AG	142,298
930	@	Health Net, Inc.	47,458
3,900	@	Humana, Inc.	178,737
900	@,L	Lincare Holdings, Inc.	38,637
432	@,L	Odyssey Healthcare, Inc.	8,001
645	@,L	PacifiCare Health Systems, Inc.	55,496
160	@,L	Pediatrix Medical Group, Inc.	13,530
180	@,L	Sierra Health Services, Inc.	14,080
13,100		UnitedHealth Group, Inc.	784,165
7,500	@	WellPoint, Inc.	576,224
			2,528,744
		Holding Companies-Diversified: 0.1%
28,000	@@	Citic Pacific Ltd.	76,595
			76,595
		Home Builders: 0.1%
80	L	MDC Holdings, Inc.	5,450
60	@,L	Meritage Homes Corp.	3,988
25	@,L	NVR, Inc.	17,182
160		Standard-Pacific Corp.	6,030
410	@,L	Toll Brothers, Inc.	14,104
			46,754
		Home Furnishings: 0.0%
225		Harman Intl. Industries, Inc.	21,938
			21,938
		Household Products/Wares: 0.1%
925	L	American Greetings Corp.	24,235
180		CNS Inc.	4,140
900	@@	Henkel KGaA	86,774
			115,149
		Housewares: 0.0%
315		Toro Co.	12,660
			12,660
		Insurance: 4.5%
645		American Financial Group, Inc.	23,962
12,300		American Intl. Group, Inc.	825,822
480	L	AmerUs Group Co.	28,190
119,000	@,@@	China Life Insurance Co. Ltd.	93,585
3,550		Chubb Corp.	343,782
215	@@	Everest Re Group Ltd.	22,601
1,357		Fidelity National Financial, Inc.	51,322
870		First American Corp.	40,934
1		HCC Insurance Holdings, Inc.	31
761		Horace Mann Educators Corp.	14,413

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Insurance (continued)
153		LandAmerica Financial Group, Inc.	$9,907
43,400	@@	Legal & General Group PLC	87,493
4,100		Lincoln National Corp.	213,118
2,856		Loews Corp.	275,832
10,300		MetLife, Inc.	529,832
649		Old Republic Intl. Corp.	17,270
45	@,L	Philadelphia Consolidated Holding Co.	4,361
6,078		Principal Financial Group, Inc.	307,972
753		Protective Life Corp.	33,268
6,728		Prudential Financial, Inc.	520,747
10,100	@@	QBE Insurance Group Ltd.	141,870
750		Radian Group, Inc.	42,420
2,965		Safeco Corp.	166,781
220		Selective Insurance Group, Inc.	12,313
167		Stewart Information Services Corp.	8,444
2,160	@@	Swiss Reinsurance Co.	159,075
284		UICI	10,116
980		W.R. Berkley Corp.	45,688
258		Zenith National Insurance Corp.	12,229
650	@,@@	Zurich Financial Services AG	132,136
			4,175,514
		Internet: 0.7%
6,600	@	Amazon.Com, Inc.	319,837
280	@	CheckFree Corp.	13,118
4,900	@,L	eBay, Inc.	219,569
368	@,L	Internet Security Systems	8,412
682	@	Macromedia, Inc.	30,595
1,310	@,L	McAfee, Inc.	36,431
460	@,L	Secure Computing Corp.	6,320
60	@,L	Websense, Inc.	3,897
			638,179
		Iron/Steel: 0.4%
50	L	Cleveland-Cliffs, Inc.	4,765
3,600	L	Nucor Corp.	241,488
26,000	@@	Sumitomo Metal Industries Ltd.	89,464
			335,717
		Leisure Time: 0.2%
400	@,L	Bally Total Fitness Holding Corp.	2,804
2,150	L	Carnival Corp.	117,153
315	@,L	Multimedia Games, Inc.	3,207
107	L	Polaris Industries, Inc.	5,290
1,900	@@	Sankyo Co. Ltd.	95,663
			224,117
		Machinery-Construction and Mining: 0.0%
330		JLG Industries, Inc.	15,015
280		Joy Global, Inc.	14,809
			29,824
		Machinery-Diversified: 0.0%
270		Applied Industrial Technologies, Inc.	8,627
140		Briggs & Stratton Corp.	5,067
130		Cognex Corp.	$4,022
129		IDEX Corp.	5,694
520		Nordson Corp.	20,706
			44,116
		Media: 1.8%
10,450	@,L	Comcast Corp.	275,880
7,000		McGraw-Hill Cos., Inc.	371,350
10,200	@@	Mediaset S.p.A.	107,284
10,900		News Corp.	161,429
21,750		Time Warner, Inc.	391,064
7,350		Viacom, Inc.	245,490
3,894	@@	Vivendi Universal SA	112,366
20		Washington Post Co.	14,740
			1,679,603
		Metal Fabricate/Hardware: 0.1%
120	@,L	AM Castle & Co	2,478
422		Commercial Metals Co.	14,812
280		Kaydon Corp.	9,061
1		Lawson Products, Inc.	38
1,040		Precision Castparts Corp.	53,029
200	L	Quanex Corp.	12,370
			91,788
		Mining: 1.2%
4,300	@,@@	Anglo American PLC	134,659
9,162	@@	BHP Billiton Ltd.	147,374
4,100	@	Freeport-McMoRan Copper & Gold, Inc.	213,651
15,000	@@	Mitsui Mining & Smelting Co. Ltd.	84,833
2,000		Newmont Mining Corp.	92,240
2,100	L	Phelps Dodge Corp.	284,908
1,200	@@	Umicore	128,971
			1,086,636
		Miscellaneous Manufacturing: 2.8%
8,600		3M Co.	674,928
370		Acuity Brands, Inc.	11,503
246		AptarGroup, Inc.	13,493
885		Donaldson Co., Inc.	29,594
260	@,L	EnPro Industries, Inc.	7,501
49,950		General Electric Co.	1,784,215
212		Roper Industries, Inc.	8,353
454		Teleflex, Inc.	30,041
			2,559,628
		Office Furnishings: 0.1%
853		Herman Miller, Inc.	26,093
622		HNI Corp.	31,349
			57,442
		Office/Business Equipment: 0.2%
2,500	@@	Canon, Inc.	140,446
			140,446
		Oil and Gas: 8.1%
5,450		Burlington Resources, Inc.	393,763
17,761		ChevronTexaco Corp.	1,017,882
470	@,L	Cimarex Energy Co.	18,288
12,500		ConocoPhillips	756,374
6,550		Devon Energy Corp.	394,310
6,700	@@	ENI S.p.A.	181,539

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Oil and Gas (continued)
400		Ensco Intl., Inc.	$18,944
4,400		EOG Resources, Inc.	315,700
38,450		Exxon Mobil Corp.	2,231,253
397	L	Frontier Oil Corp.	14,959
570		Helmerich & Payne, Inc.	33,071
1,340		Noble Energy, Inc.	50,076
940	@@	Norsk Hydro ASA	93,951
5,400		Occidental Petroleum Corp.	428,220
900	@,@@	Petroleo Brasileiro SA – Petrobras ADR	60,840
205	@,L	Petroleum Development Corp.	6,919
640	L	Pogo Producing Co.	31,360
1,400	@	Pride Intl., Inc.	41,706
4,200	@@	Repsol YPF SA	123,316
10,440	@@	Royal Dutch Shell PLC	336,919
408	@	Southwestern Energy Co.	13,901
388	L	St. Mary Land & Exploration Co.	13,821
225	@,L	Stone Energy Corp.	9,990
2,900	L	Sunoco, Inc.	223,880
242	@,L	Swift Energy Co.	11,178
1,100	@@	Total SA	274,429
4,150		Valero Energy Corp.	399,230
900		Vintage Petroleum, Inc.	47,142
			7,542,961
		Oil and Gas Services: 0.4%
510	@	Cooper Cameron Corp.	40,611
2,900	@,@@	Petroleum Geo-Services ASA	81,620
2,600		Schlumberger Ltd.	248,898
670		Tidewater, Inc.	30,284
320	@,L	Veritas DGC, Inc.	10,464
			411,877
		Pharmaceuticals: 4.2%
7,200		Abbott Laboratories	271,512
370		Alpharma, Inc.	9,775
2,350		Amerisourcebergen Corp.	188,823
855	@	Barr Laboratories, Inc.	49,034
6,650		Cardinal Health, Inc.	425,268
3,400	@	Express Scripts, Inc.	287,164
13,500	@@	GlaxoSmithKline PLC	333,836
3,700	@	Hospira, Inc.	163,355
740	@	IVAX Corp.	22,170
5,500	@	King Pharmaceuticals, Inc.	86,515
23,600		Merck & Co., Inc.	693,840
1,100	@@	Merck KGaA	90,520
350		Omnicare, Inc.	19,933
34,900		Pfizer, Inc.	739,879
2,040	@@	Roche Holding AG	305,443
3,300	@@	Takeda Pharmaceutical Co., Ltd.	180,994
110	@,L	USANA Health Sciences, Inc.	4,343
			3,872,404
		Pipelines: 0.1%
540	L	Equitable Resources, Inc.	20,191
850		Questar Corp.	63,376
			83,567
		Real Estate: 0.3%
11,000	@@	Cheung Kong Holdings Ltd.	114,062
4,700	@@	Leopalace21 Corp.	150,510
			264,572
		Real Estate Investment Trusts: 0.0%
110	L	Colonial Properties Trust	$4,832
385	L	Developers Diversified Realty Corp.	17,441
60	L	Essex Property Trust, Inc.	5,502
140	L	New Century Financial Corp.	5,064
			32,839
		Retail: 5.3%
295		Abercrombie & Fitch Co.	18,089
370	@	Advance Auto Parts, Inc.	15,666
1,415		American Eagle Outfitters, Inc.	32,205
690		Barnes & Noble, Inc.	27,835
7,375	L	Best Buy Co., Inc.	355,770
180		Burlington Coat Factory Warehouse Corp.	7,135
374	L	Casey’s General Stores, Inc.	8,609
345		Cato Corp.	7,452
293	@	CEC Entertainment, Inc.	10,489
1,305	@,L	Chico’s FAS, Inc.	57,564
187	@,L	Children’s Place	9,275
1,105		Claire’s Stores, Inc.	31,526
3,200		Darden Restaurants, Inc.	114,496
1,900	@@	Don Quijote Co., Ltd.	141,112
6,700	@@	Enterprise Inns PLC	100,855
220	@,L	Genesco, Inc.	8,723
60	@,L	Guitar Center, Inc.	3,164
7,600	@@	GUS PLC	117,565
320	@,L	Hibbett Sporting Goods, Inc.	9,587
9,950		Home Depot, Inc.	415,711
5,600		J.C. Penney Co., Inc. Holding Co.	293,832
310	@,L	Jack in the Box, Inc.	10,416
25,375	@@	Kingfisher PLC	98,426
200	L	Landry’s Restaurants, Inc.	5,410
194		Longs Drug Stores Corp.	8,270
3,700	L	Lowe’s Cos., Inc.	249,676
16,350		McDonald’s Corp.	553,448
137	@,L	Men’s Wearhouse, Inc.	4,014
460		Michaels Stores, Inc.	17,204
4,900		Nordstrom, Inc.	180,712
1,140	@	O’Reilly Automotive, Inc.	34,702
990	@	Pacific Sunwear of California, Inc.	26,195
210	@,L	Panera Bread Co.	14,280
131	@,L	Papa John’s Intl., Inc.	7,134
1,070	@,L	Payless Shoesource, Inc.	24,450
380	@,L	Select Comfort Corp.	9,109
300	@,L	Shopko Stores, Inc.	8,604
361		Sonic Automotive, Inc.	7,509
144	@,L	Sonic Corp.	4,261
14,700		Staples, Inc.	339,570
3,400	@	Starbucks Corp.	103,530
10,000	@@	Takashimaya Co., Ltd.	154,846
4,250		Target Corp.	227,418
303	@	Too, Inc.	9,584
80	@,L	Tractor Supply Co.	4,309
11,850		Wal-Mart Stores, Inc.	575,435
2,700		Wendy’s Intl., Inc.	137,106
400	@,L	Williams-Sonoma, Inc.	17,356
6,300	L	Yum! Brands, Inc.	307,377
138	@,L	Zale Corp.	3,850
			4,930,861

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Savings and Loans: 0.0%
176		Downey Financial Corp.	$11,388
163	@,L	FirstFed Financial Corp.	8,531
300	@,L	Franklin Bank Corp.	5,550
			25,469
		Semiconductors: 2.6%
7,100	@,@@	ASML Holding NV	135,583
307	@	DSP Group, Inc.	7,982
49,350		Intel Corp.	1,316,657
1,050	@,L	Lam Research Corp.	39,417
1,020	@	Micrel, Inc.	12,322
1,470		Microchip Technology, Inc.	49,039
152	@,L	Microsemi Corp.	4,218
8,200		National Semiconductor Corp.	212,216
570	@,L	Silicon Laboratories, Inc.	22,145
145	@	Supertex, Inc.	6,125
19,200		Texas Instruments, Inc.	623,616
2,418	@	Triquint Semiconductor, Inc.	10,881
90	@	Varian Semiconductor Equipment Associates, Inc.	3,962
			2,444,163
		Software: 2.9%
843	@	Activision, Inc.	11,220
272	@,L	Advent Software, Inc.	7,790
265	@,L	Ansys, Inc.	11,135
5,300		Autodesk, Inc.	221,116
8,800		Automatic Data Processing, Inc.	413,600
5,000	@	BMC Software, Inc.	102,450
71	@,L	Cerner Corp.	6,844
3,900	@,L	Citrix Systems, Inc.	105,846
8,700	@	Compuware Corp.	80,301
616	@	Dun & Bradstreet Corp.	40,040
430	@	eFunds Corp.	8,854
355	@,L	FileNet Corp.	9,564
380		Global Payments, Inc.	16,636
278	@	Hyperion Solutions Corp.	14,720
4,400		Intuit, Inc.	235,708
360	@	JDA Software Group, Inc.	5,400
43,600		Microsoft Corp.	1,208,157
268	@	MRO Software, Inc.	4,084
8,700	@,L	Novell, Inc.	67,686
4,650	@	Parametric Technology Corp.	27,203
351	@	Serena Software, Inc.	8,227
196	@	SPSS, Inc.	5,660
1,050	@,L	Sybase, Inc.	23,573
575	@,L	Transaction Systems Architects, Inc.	16,733
			2,652,547
		Telecommunications: 4.8%
16,500	L	AT&T, Inc.	411,015
228	@	Audiovox Corp.	3,158
9,100		Bellsouth Corp.	248,066
57,850	@	Cisco Systems, Inc.	1,014,688
275		Commonwealth Telephone Enterprises, Inc.	9,532
200	@	Comtech Telecommunications	8,720
10,700	@@	Deutsche Telekom AG	177,693
400	@	Ditech Communications Corp	3,508
5,318	@@	Elisa Oyj	100,960
972		Harris Corp.	43,332
27,250		Motorola, Inc.	656,453
24	@@	Nippon Telegraph & Telephone Corp.	107,902
28,000	@@	Oki Electric Industry Co., Ltd.	93,227
7,550		Qualcomm, Inc.	$343,299
14,600		Sprint Corp.	365,584
50,100	@@	Telecom Italia S.p.A.	118,899
36,000	@@	Telefonaktiebolaget LM Ericsson	116,864
5,500	@@	Telekom Austria AG	124,163
3,800	@@	Telekomunikasi Indonesia Tbk PT ADR	83,904
420		Telephone & Data Systems, Inc.	15,351
14,277		Verizon Communications, Inc.	456,578
			4,502,896
		Toys/Games/Hobbies: 0.1%
3,624	L	Hasbro, Inc.	74,002
313	@,L	JAKKS Pacific, Inc.	6,379
189	@	Lenox Group, Inc.	2,336
			82,717
		Transportation: 1.7%
6,200		Burlington Northern Santa Fe Corp.	410,315
580		CH Robinson Worldwide, Inc.	23,461
558		CNF, Inc.	31,806
6,600	@@	Deutsche Post AG	143,697
31	@@	East Japan Railway Co.	194,755
210	@	HUB Group, Inc.	8,516
367		Landstar System, Inc.	15,796
7,819		Norfolk Southern Corp.	345,913
435		Overseas Shipholding Group, Inc.	22,168
5,200		United Parcel Service, Inc.	405,079
			1,601,506
		Trucking and Leasing: 0.0%
677		Gatx Corp.	25,482
			25,482
		Water: 0.1%
3,181	@@	Veolia Environnement	135,840
			135,840
		Total Common Stock (Cost $65,161,659)	75,880,708

PREFERRED STOCK: 0.1%
		Banks: 0.1%
5	@,#,C,X	DG Funding Trust	53,921
			53,921
		Diversified Financial Services: 0.0%
450	@,C	National Rural Utilities Cooperative Finance Corp.	10,085
			10,085
		Insurance: 0.0%
1,675	@,C	Metlife, Inc.	42,177
			42,177
		Telecommunications: 0.0%
15	@,@@,#	Centaur Funding Corp.	19,172
			19,172
		Total Preferred Stock (Cost $127,834)	125,355

RIGHTS: 0.0%
		Real Estate: 0.0%
344		Cheung Kong Holdings Ltd.	—
		Total Rights (Cost $—)	—

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
CORPORATE BONDS/NOTES: 1.9%
		Banks: 0.6%
$30,000	@@,C	Australia & New Zealand Banking Group Ltd., 4.588%, due 10/29/49	$25,639
13,000	@@,#	Banco Santander Santiago Chile SA, 4.148%, due 12/09/09	12,972
13,000	@@,#	Banco Santander Santiago Chile SA, 7.375%, due 07/18/12	14,414
20,000	@@,C	Bank of Ireland, 4.188%, due 12/29/49	17,309
20,000	@@,C	Bank of Nova Scotia, 4.250%, due 8/31/85	16,868
10,000	@@	Bank of Scotland, 3.813%, due 12/29/49	8,650
10,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	10,642
10,000	@@,C	Barclays Bank PLC, 6.278%, due 12/15/49	9,811
19,000	@@,#,C	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	18,305
10,000	@@,#,C	Danske Bank A/S, 5.914%, due 12/29/49	10,410
10,000	@@,C	Den Norske Bank ASA, 4.186%, due 08/29/49	8,425
21,000	#,C	Dresdner Funding Trust I, 8.151%, due 06/30/31	25,152
40,000	@@,#,C	HBOS PLC, 5.375%, due 11/29/49	39,727
50,000	@@,C	HSBC Bank PLC, 3.788%, due 06/29/49	42,001
18,000	C	Huntington Capital Trust I, 4.943%, due 02/01/27	17,121
20,000	@@,C	Lloyds TSB Bank PLC, 4.160%, due 08/29/49	17,356
23,000	#,C	M&T Bank Corp., 3.850%, due 04/01/13	22,430
14,000	C	Mellon Capital I, 7.720%, due 12/01/26	14,862
15,000	@@	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	16,195
20,000	@@,C	National Australia Bank Ltd., 4.525%, due 10/29/49	17,032
19,000		PNC Funding Corp., 4.500%, due 03/10/10	18,599
9,000	#,C	Rabobank Capital Funding Trust, 5.254%, due 12/29/49	8,747
17,000	@@,#,C	Resona Bank Ltd., 5.850%, due 09/01/49	16,827
40,000	@@,C	Royal Bank of Scotland Group PLC, 3.813%, due 12/29/49	34,753
20,000	@@,C	Societe Generale, 4.656%, due 11/29/49	17,119
20,000	@@,C	Standard Chartered PLC, 4.750%, due 07/29/49	16,100
40,000	@@,C	Standard Chartered PLC, 4.875%, due 11/29/49	32,300
10,000	@@	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	10,575
6,000		Wachovia Corp., 5.500%, due 08/01/35	5,709

$20,000	@@,C	Westpac Banking Corp., 4.369%, due 09/30/49	$16,768
14,000	#,C	Westpac Capital Trust IV, 5.256%, due 12/29/49	13,630
			556,448
		Beverages: 0.0%
26,000	@@,L	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	30,680
8,000	@@,C	Coca-Cola HBC Finance BV, 5.125%, due 09/17/13	8,000
			38,680
		Chemicals: 0.0%
6,000	@@,#	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	6,043
10,000		Stauffer Chemical, 5.330%, 0/15/10	7,969
10,000		Stauffer Chemical, 7.770%, 04/15/17	5,273
			19,285
		Commercial Services: 0.1%
100,000	C	Tulane University of Louisiana, 5.168%, due 11/15/12	100,000
			100,000
		Diversified Financial Services: 0.5%
6,505	@@,#,C	Arcel Finance Ltd., 5.984%, due 02/01/09	6,585
20,139	@@,#,C	Arcel Finance Ltd., 7.048%, due 09/01/11	20,836
27,020	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 06/15/11	27,222
18,000	C	Citigroup Capital II, 7.750%, due 12/01/36	18,972
26,000	#,C	Corestates Capital Trust I, 8.000%, due 12/15/26	27,622
20,000	@@,C	Financiere CSFB NV, 4.188%, due 03/29/49	16,200
18,000	C	Fund American Cos., Inc., 5.875%, due 05/15/13	18,063
19,000	L	Goldman Sachs Group, Inc., 4.070%, due 03/02/10	19,024
21,000		HSBC Finance Corp., 5.000%, due 06/30/15	20,296
13,000	#,C	HVB Funding Trust III, 9.000%, due 10/22/31	17,272
10,000	L	International Lease Finance Corp., 5.000%, due 04/15/10	9,915
16,000	C,L	JPM Capital Trust I, 7.540%, due 01/15/27	16,927
17,000	C,L	JPM Capital Trust II, 7.950%, due 02/01/27	18,151
34,000	#,C	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	33,625
15,000	@@	Paribas, 4.045%, due 12/31/49	12,927
12,000	@@,#,C	Petroleum Export Ltd/ Cayman SPV, 4.623%, due 06/15/10	11,889
21,000	@@,#,C	Petroleum Export Ltd/ Cayman SPV, 5.265%, due 06/15/11	20,786

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Diversified Financial Services (continued)
$40,911	@@,#,C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	$40,771
8,000	C,L	Residential Capital Corp., 6.375%, due 06/30/10	8,072
23,000	C	Residential Capital Corp., 6.875%, due 06/30/15	24,115
100,000	#	Toll Road Investors Partnership II LP, .000%, due 02/15/45	12,108
24,000	@@,C	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	26,029
			427,407
		Electric: 0.2%
30,000	C	Consumers Energy Co., 4.250%, due 04/15/08	29,349
44,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	51,179
22,000	C	Entergy Gulf States, Inc., 5.120%, due 08/01/10	21,402
22,000	C	Enterprise Capital Trust II, 5.240%, due 06/30/28	21,827
12,000	#	Power Contract Financing, LLC, 6.256%, due 02/01/10	12,190
4,698		PPL Montana, LLC, 8.903%, due 07/02/20	5,406
7,787	#	Tenaska Virginia Partners, LP, 6.119%, due 03/30/24	8,049
			149,402
		Food: 0.0%
36,000	C	Tyson Foods, Inc., 7.250%, due 10/01/06	36,651
			36,651
		Insurance: 0.1%
17,000		Prudential Financial, Inc., 4.104%, due 11/15/06	16,883
33,000	#,C	Zurich Capital Trust I, 8.376%, due 06/01/37	35,668
			52,551
		Media: 0.0%
17,000	C	Comcast Corp., 5.650%, due 06/15/35	15,428
17,000	C	COX Communications, Inc., 6.850%, due 01/15/18	17,804
			33,232
		Multi-National: 0.0%
12,000	@@	Corp Andina de Fomento, 5.125%, due 05/05/15	11,751
			11,751
		Oil and Gas: 0.1%
16,000	C,L	Amerada Hess Corp., 6.650%, due 08/15/11	17,193
18,000	@@,#	Empresa Nacional de Petroleo, 4.875%, due 03/15/14	17,123
$4,000	@@,#	Empresa Nacional de Petroleo, 6.750%, due 11/15/12	$4,290
13,000	@@,L	Nexen, Inc., 5.200%, due 03/10/15	12,818
30,000	#	Pemex Project Funding Master Trust, 5.170%, due 06/15/10	31,110
15,000	@@,#,C	Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.298%, due	14,781
12,000	#,C	Valero Energy Corp., 6.125%, due 04/15/07	12,166
			109,481
		Real Estate: 0.1%
25,000	C	EOP Operating, LP, 7.750%, due 11/15/07	26,245
6,000	C	Liberty Property, LP, 6.375%, due 08/15/12	6,291
20,000	C	Liberty Property, LP, 7.750%, due 04/15/09	21,611
			54,147
		Real Estate Investment Trusts: 0.1%
24,000		Health Care Property Investors, Inc., 4.875%, due 09/15/10	23,447
19,000	C	Simon Property Group, LP, 4.875%, due 03/18/10	18,691
36,000	C	Simon Property Group, LP, 6.375%, due 11/15/07	36,851
			78,989
		Retail: 0.0%
25,000	C	May Department Stores Co., 3.950%, due 07/15/07	24,572
			24,572
		Savings and Loans: 0.0%
14,000	C	Great Western Financial, 8.206%, due 02/01/27	14,980
			14,980
		Telecommunications: 0.1%
22,000	C	BellSouth Corp., 4.200%, due 09/15/09	21,362
12,000	@@,+	Deutsche Telekom Intl. Finance BV, 8.500%, due 06/15/10	13,371
7,000	C	New Cingular Wireless Services, Inc., 8.125%, due 05/01/12	8,069
10,000	+	Sprint Capital Corp., 4.780%, due 08/17/06	9,992
17,000	@@,C,L	Telefonos de Mexico SA de CV, 4.750%, due 01/27/10	16,752
25,000	C,L	Verizon Global Funding Corp., 5.850%, due 09/15/35	23,760
			93,306
		Total Corporate Bonds/Notes (Cost $1,814,329)	1,800,882

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
U.S. GOVERNMENT AGENCY OBLIGATIONS: 5.5%
		Federal Home Loan Bank: 0.2%
$150,000	L	3.250%, due 12/17/07	$145,842
70,000	L	4.125%, due 10/19/07	69,301
			215,143
		Federal Home Loan Mortgage Corporation: 0.9%
69,000		3.875%, due 06/15/08	67,659
68,000	L	4.000%, due 08/17/07	67,256
65,590	C	4.500%, due 12/15/16	64,639
134,000		4.625%, due 12/19/08	133,697
73,000	C	5.000%, due 05/15/20	71,535
76,658	C	5.000%, due 08/15/16	75,795
187,348	C	5.500%, due 11/15/18	188,966
52,000		5.875%, due 03/21/11	54,125
73,461	C	6.000%, due 01/15/29	75,042
65,722		6.500%, due 01/01/24	67,612
			866,326
		Federal National Mortgage Association: 4.3%
215,000	C	3.875%, due 02/01/08	211,439
138,000		3.875%, due 07/15/08	135,333
41,000	L	4.250%, due 09/15/07	40,705
12,000		4.500%, due 12/15/35	11,213
221,000		4.500%, due 12/15/18	213,679
137,000		4.625%, due 10/15/13	134,754
29,746		4.821%, due 08/01/35	29,343
544,000		5.000%, due 12/01/17	536,010
686,000		5.000%, due 12/15/35	660,061
133,000		5.250%, due 08/01/12	134,218
46,607		5.500%, due 02/01/18	46,842
254,000		5.500%, due 12/15/19	255,111
73,650		5.500%, due 11/01/33	72,766
671,000		5.500%, due 12/01/33	660,935
55,816		6.000%, due 08/01/16	57,050
30,607		6.000%, due 07/01/17	31,283
29,000		6.000%, due 11/15/20	29,616
47,599		6.000%, due 04/25/31	48,675
326,000		6.000%, due 12/15/34	327,936
20,442		6.500%, due 12/01/33	20,934
65,000		6.500%, due 12/15/35	66,564
61,000		6.625%, due 11/15/10	65,880
126,729		7.000%, due 12/01/27	132,636
14,548		7.000%, due 04/01/32	15,198
1,930		7.000%, due 08/01/35	2,015
			3,940,196
		Government National Mortgage Association: 0.1%
12,114		6.500%, due 01/15/29	12,611
42,019		7.000%, due 02/15/28	44,183
			56,794
		Total U.S. Government Agency Obligations (Cost $5,097,573)	5,078,459

U.S. TREASURY OBLIGATIONS: 5.6%
		U.S. Treasury Notes: 4.2%
1,040,000	L	4.250%, due 10/15/10	1,031,632
1,338,000	L	4.375%, due 11/15/08	1,337,059
1,108,000	L	4.500%, due 11/15/10	1,111,939
356,000	L	4.500%, due 11/15/15	356,167
			3,836,797
		U.S. Treasury Bonds: 1.4%
$794,000	L	5.375%, due 02/15/31	$872,656
35,000	L	5.500%, due 08/15/28	38,387
80,000	L	6.000%, due 02/15/26	92,241
40,000	L	6.250%, due 08/15/23	46,817
115,000	L	7.250%, due 05/15/16	139,743
101,000	L	9.250%, due 02/15/16	138,780
			1,328,624
		U.S. Treasury STRIP: 0.0%
72,000		4.780%, due 05/15/16	44,208
			44,208
		Total U.S. Treasury Obligations (Cost $5,192,203)	5,209,629

ASSET-BACKED SECURITIES: 0.3%
		Automobile Asset-Backed Securities: 0.1%
30,000	C	Carmax Auto Owner Trust, 4.210%, due 01/15/10	29,679
16,000	C	Honda Auto Receivables Owner Trust, 2.790%, due 03/16/09	15,638
24,000	C	Nissan Auto Receivables Owner Trust, 4.190%, due 07/15/09	23,757
42,000	C	USAA Auto Owner Trust, 2.040%, due 02/16/10	41,346
			110,420
		Credit Card Asset-Backed Securities: 0.1%
15,000	C	Bank One Issuance Trust, 4.540%, due 09/15/10	14,857
15,000	C	Capital One Master Trust, 4.900%, due 03/15/10	15,031
60,000	C	Chemical Master Credit Card Trust 1, 7.090%, due 02/15/09	60,777
50,000	C	Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	50,266
			140,931
		Other Asset-Backed Securities: 0.1%
14,844	C	Chase Funding Mortgage Loan Asset-Backed Certificates, 2.734%, due 09/25/24	14,753
18,000	C	Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	17,754
12,000	C	Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	11,859
9,000	C	Popular ABS Mortgage Pass-Through Trust, 4.596%, due 11/25/35	8,904
			53,270
		Total Asset-Backed Securities (Cost $310,980)	304,621

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
COLLATERALIZED MORTGAGE OBLIGATIONS: 0.9%
		Commercial Mortgage-Backed Securities: 0.5%
$16,000	C	Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	$15,479
19,000	C	Banc of America Commercial Mortgage, Inc., 4.611%, due 07/10/43	18,652
11,000	C	Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	10,831
37,000	C	Bear Stearns Commercial Mortgage Securities, 3.880%, due 08/13/39	35,533
11,000	C	COMM, 3.600%, due 03/10/39	10,558
121,000	C	CS First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	118,071
11,000	C	CS First Boston Mortgage Securities Corp., 7.776%, due 04/15/62	12,119
58,000	C	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	59,870
140,000	C	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	149,791
8,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	7,765
10,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.449%, due 01/12/38	9,689
16,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 5.857%, due 10/12/35	16,526
13,000	C	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	12,509
7,000	C	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29	6,790
			484,183
		Whole Loan Collateralized Mortgage Obligations: 0.4%
19,000	C	Banc of America Commercial Mortgage, Inc., 4.877%, due 11/10/42	18,811
110,631	C	Countrywide Alternative Loan Trust, 5.414%, due 10/25/35	109,734
29,665	C	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25	29,481
23,697	C	Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18	23,223
36,387	C	MASTR Alternative Loans Trust, 5.500%, due 01/25/20	36,273
105,162	C	MASTR Asset Securitization Trust, 5.500%, due 06/25/33	102,828
19,985	C	Thornburg Mortgage Securities Trust, 4.561%, due 09/25/34	20,029
			340,379
		Whole Loan Collateralized Support CMO: 0.0%
$13,751	C	Bank of America Mortgage Securities, 5.250%, due 11/25/19	$13,552
17,621	C	Bank of America Mortgage Securities, 5.500%, due 11/25/33	16,795
			30,347
		Total Collateralized Mortgage Obligations (Cost $880,515)	854,909

MUNICIPAL BONDS: 0.1%
		Municipal: 0.1%
5,000		City of New York, 5.000%, due 11/01/08	5,208
5,000		City of New York, 5.000%, due 11/01/11	5,342
10,000	C	City of New York, 5.000%, due 11/01/15	10,696
5,000	C	City of New York, 5.000%, due 04/01/35	5,097
5,000		Sales Tax Asset Receivables Corp., 4.060%, due 10/15/10	4,816
5,000		Sales Tax Asset Receivables Corp., 4.660%, due 10/15/14	4,844
		Total Municipal Bonds (Cost $36,788)	36,003
		Total Long-Term Investments (Cost $78,621,881)	89,290,566

SHORT-TERM INVESTMENTS: 21.3%
		Commercial Paper: 1.1%
1,000,000		Master Funding LLC, 4.100%, due 12/14/05	998,409
		Total Commercial Paper (Cost $998,523)	998,409
		Repurchase Agreement: 7.7%
7,157,000	S	Goldman Sachs Repurchase Agreement dated 11/30/05 4.000%, due 12/01/05, $7,157,795 to be received upon repurchase (Collateralized by $7,597,000 of Federal National Mortgage Note, 5.650%, Market Value Plus accrued interest $7,300,671, due 03/16/29)	7,157,000
		Total Repurchase Agreement (Cost $7,157,000)	7,157,000

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION GROWTH FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
	Securities Lending Collateralcc: 21.3%
$11,605,625	The Bank of New York Institutional Cash Reserves Fund		$11,605,625
	Total Securities Lending Collateral (Cost $11,605,625)		11,605,625
	Total Short-Term Investments (Cost $19,761,148)		19,761,034

	Total Investments In Securities (Cost $98,383,029)*	117.4%	$109,051,600
	Other Assets and Liabilities-Net	(17.4)	(16,133,872)
	Net Assets	100.0%	$92,917,728

Certain foreign securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).

@                                    Non-income producing security

@@                        Foreign issuer

ADR                     American Depositary Receipt

GDR                       Global Depositary Receipt

STRIP              Separate Trading of Registered Interest and Principal of Securities

+                                         Step-up basis bonds. Interest rates shown reflect current coupon rates.

#                                         Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C                                        Bond may be called prior to maturity date.

cc                                    Securities purchased with cash collateral for securities loaned.

W                                   When-issued or delayed delivery security.

S                                         Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.

L                                         Loaned security, a portion or all of the security is on loan at November 30, 2005.

*                                         Cost for federal income tax purposes is $99,591,010. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$10,541,413
Gross Unrealized Depreciation	(1,080,823)
Net Unrealized Appreciation	$9,460,590

Information concerning open futures contracts for ING Strategic Allocation Growth Fund at November 30, 2005 is shown below:

	No. of	Notional	Expiration	Unrealized
Long Contracts	Contracts	Market Value	Date	Gain
S&P 500 FUTURE	1	$312,775	12/15/2005	$4,419

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED)

Shares			Value
COMMON STOCK: 40.8%
		Advertising: 0.0%
79	L	Catalina Marketing Corp.	$2,091
4	@@	Dentsu, Inc.	10,783
			12,874
		Aerospace/Defense: 1.3%
40	@,L	Alliant Techsystems, Inc.	3,035
2,610		Boeing Co.	177,977
29		Engineered Support Systems, Inc.	1,172
910		General Dynamics Corp.	104,013
68		Kaman Corp.	1,306
1,820		Lockheed Martin Corp.	110,292
84	@	Moog, Inc.	2,460
2,508		Raytheon Co.	96,357
1,150		Rockwell Collins, Inc.	52,555
77	@	Teledyne Technologies, Inc.	2,521
1,460		United Technologies Corp.	78,606
			630,294
		Agriculture: 0.6%
2,780	L	Altria Group, Inc.	202,392
2	@@	Japan Tobacco, Inc.	26,792
610	L	Reynolds American, Inc.	54,302
1,400	@@	Swedish Match AB	15,979
			299,465
		Airlines: 0.2%
47	@,L	Alaska Air Group, Inc.	1,656
91	@,L	Mesa Air Group, Inc.	935
106		Skywest, Inc.	3,148
4,500		Southwest Airlines Co.	74,250
			79,989
		Apparel: 0.3%
2,430	@	Coach, Inc.	83,665
64		K-Swiss, Inc.	1,999
70		Polo Ralph Lauren Corp.	3,752
79	@	Quiksilver, Inc.	970
80	@	Timberland Co.	2,647
560		VF Corp.	31,724
			124,757
		Auto Manufacturers: 0.3%
452	@@	DaimlerChrysler AG	22,786
10,650		Ford Motor Co.	86,584
2,000	@@	Nissan Motor Co., Ltd.	20,551
106		Oshkosh Truck Corp.	4,763
400	@@	Volvo AB	17,071
			151,755
		Auto Parts and Equipment: 0.1%
4,000	@@	Bosch Automotive Systems Corp.	19,498
1,160	@,L	Goodyear Tire & Rubber Co.	19,871
60		Modine Manufacturing Co.	1,997
500	@@	NOK Corp.	13,351
			54,717
		Banks: 2.8%
480	@@	Alpha Bank AE	14,131
4,181	@@	Banca Intesa S.p.A.	20,139
500	@@	Banco Itau Holding Financeira SA ADR	12,680
8,810		Bank of America Corp.	404,290
1,200	@@	Bank of Ireland	$18,541
400	@@	BNP Paribas	31,519
67		Central Pacific Financial Corp.	2,452
1,100		Comerica, Inc.	63,437
700	@@	Commerzbank AG	20,636
2,000	@@	DBS Group Holdings Ltd.	19,362
310	@@	Deutsche Bank AG	30,228
32		East-West Bancorp, Inc.	1,211
208	@@	First Bancorp Puerto Rico	2,517
54		First Republic Bank	2,094
132	L	Fremont General Corp.	3,090
2,433	@@	HBOS PLC	36,614
30		Hudson United BanCorp	1,263
500	@@	ICICI Bank Ltd. ADR	12,735
300	@@	KBC Bancassurance Holding	26,014
26		Mercantile Bankshares Corp.	1,545
3	@@	Mitsubishi Tokyo Financial Group, Inc.	37,739
4	@@	Mizuho Financial Group, Inc.	28,115
140	@@	OTP Bank Rt. GDR	9,282
1,421		PNC Financial Services Group, Inc.	90,617
1,400	@@	Royal Bank of Scotland Group PLC	39,841
47	L	South Financial Group, Inc.	1,394
2,000	@@	Sumitomo Trust & Banking Co., Ltd.	16,794
1,300	@@	Suncorp-Metway Ltd.	18,998
2,510		U.S. Bancorp	76,003
440	@@	UBS AG	40,501
2,080		Wachovia Corp.	111,072
2,160		Wells Fargo & Co.	135,755
87		Wilmington Trust Corp.	3,523
			1,334,132
		Beverages: 1.1%
5,530		Coca-Cola Co.	236,076
2,000	@@	Diageo PLC	28,800
4,410		PepsiCo, Inc.	261,071
			525,947
		Biotechnology: 0.3%
1,600	@	Amgen, Inc.	129,488
224	@	Savient Pharmaceuticals, Inc.	838
			130,326
		Building Materials: 0.1%
50	@	Drew Industries, Inc.	1,506
32	L	Florida Rock Industries, Inc.	1,596
200	@@	Lafarge SA	17,090
60		Martin Marietta Materials, Inc.	4,507
			24,699
		Chemicals: 0.4%
100		Chemtura Corp.	1,205
1,220		Dow Chemical Co.	55,205
1,280		Du Pont EI de Nemours & Co.	54,720
90		Ferro Corp.	1,701
59	@	FMC Corp.	3,137
87		Lyondell Chemical Co.	2,212
1,080		PPG Industries, Inc.	65,589
400	@@,#	Reliance Industries Ltd. GDR	14,456
			198,225
		Coal: 0.0%
50		Peabody Energy Corp.	3,943
			3,943

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION INCOME FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Commercial Services: 0.5%
50		Administaff, Inc.	$2,253
80	@,L	Alliance Data Systems Corp.	3,086
110	@,L	Career Education Corp.	4,103
39	@	Consolidated Graphics, Inc.	1,996
47		Corporate Executive Board Co.	4,066
20		CPI Corp.	352
97	@,L	Education Management Corp.	3,274
870		Equifax, Inc.	33,321
2,050		H&R Block, Inc.	50,101
30		Manpower, Inc.	1,394
1,880		McKesson Corp.	94,563
76	@	Pharmaceutical Product Development, Inc.	4,430
35		Pre-Paid Legal Services, Inc.	1,489
5,500	@@	Rentokil Initial PLC	15,328
87	@	Sotheby’s Holdings	1,656
190	@	Spherion Corp.	1,862
30	@	Vertrue, Inc.	1,084
			224,358
		Computers: 2.1%
2,680	@	Apple Computer, Inc.	181,800
24	@	CACI Intl., Inc.	1,329
238	@	Cadence Design Systems, Inc.	4,079
50	@	Cognizant Technology Solutions Corp.	2,430
7,190	@	Dell, Inc.	216,850
60	@,L	DST Systems, Inc.	3,568
9,500	@	EMC Corp.	132,335
7,930		Hewlett-Packard Co.	235,282
50		Imation Corp.	2,198
2,130		International Business Machines Corp.	189,357
20	@,L	Kronos, Inc.	947
65	@,L	Micros Systems, Inc.	3,140
58		MTS Systems Corp.	2,046
80	@,L	Radiant Systems, Inc.	1,042
59	@,L	SanDisk Corp.	3,013
150	@	Synopsys, Inc.	2,928
826	@@	TietoEnator OYJ	27,379
222	@,L	Western Digital Corp.	3,312
			1,013,035
		Cosmetics/Personal Care: 0.8%
2,150		Colgate-Palmolive Co.	117,218
4,610	L	Procter & Gamble Co.	263,646
			380,864
		Distribution/Wholesale: 0.2%
30	L	Building Material Holding Corp.	2,470
1,150		Genuine Parts Co.	50,956
34		SCP Pool Corp.	1,324
2,000	@,@@	Sumitomo Corp.	23,667
60	@,L	United Stationers, Inc.	2,940
			81,357
		Diversified Financial Services: 3.2%
1,700		American Express Co.	87,414
161	@,L	AmeriCredit Corp.	3,993
6,000		Charles Schwab Corp.	91,500
6,850		Citigroup, Inc.	332,568
1,210		Fannie Mae	58,141
1,500		Goldman Sachs Group, Inc.	193,541
6,000	@@	Hong Kong Exchanges and Clearing Ltd.	$21,780
80	L	Indymac Bancorp, Inc.	3,062
79	@	Investment Technology Group, Inc.	3,072
4,700		JPMorgan Chase & Co.	179,775
38		Legg Mason, Inc.	4,661
1,060		Lehman Brothers Holdings, Inc.	133,560
2,880		Merrill Lynch & Co., Inc.	191,290
3,350		Morgan Stanley	187,701
50	@	Portfolio Recovery Associates, Inc.	1,916
90	@@	SFCG Co. Ltd.	19,073
60	@	World Acceptance Corp.	1,652
			1,514,699
		Electric: 0.8%
167		Alliant Energy Corp.	4,734
800	@@	Chubu Electric Power Co., Inc.	19,099
500		Dominion Resources, Inc.	37,975
1,200	L	Duke Energy Corp.	32,232
2,150		Edison Intl.	97,008
800	@@	Fortum Oyj	14,037
300	@@	RWE AG	20,697
58	L	Scana Corp.	2,298
1,270		TXU Corp.	130,340
60		Wisconsin Energy Corp.	2,277
			360,697
		Electrical Components and Equipment: 0.4%
80	W	AMETEK, Inc.	3,409
1,688		Emerson Electric Co.	127,640
40	@@	Samsung Electronics Co., Ltd. GDR	11,539
2,000	@,@@	Sumitomo Electric Industries Ltd.	27,625
			170,213
		Electronics: 0.4%
2,750	@	Agilent Technologies, Inc.	98,065
109	@	Arrow Electronics, Inc.	3,379
145	@	Avnet, Inc.	3,263
77	@	Coherent, Inc.	2,432
70	@	Cymer, Inc.	2,675
45	@,L	FLIR Systems, Inc.	1,112
55	@,L	Itron, Inc.	2,571
1,100	@@	Koninklijke Philips Electronics NV	30,655
3,500	@	Sanmina-SCI Corp.	14,490
6,048	@,L	Solectron Corp.	21,712
39	@	Trimble Navigation Ltd.	1,271
54	@,L	Varian, Inc.	2,266
			183,891
		Energy-Alternate Sources: 0.0%
80	@,L	Headwaters, Inc.	2,850
			2,850
		Engineering and Construction: 0.1%
400	@@	Bouygues SA	19,076
40	@	Emcor Group, Inc.	2,830
50	@,L	Shaw Group, Inc.	1,445
4,000	@@	Taisei Corp.	17,076
30	@	URS Corp.	1,264
200	@@,L	Vinci SA	15,910
			57,601

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION INCOME FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Entertainment: 0.1%
2,475	@@	Aristocrat Leisure Ltd	$22,489
50		GTECH Holdings Corp.	1,530
3,600	@@	Hilton Group PLC	20,721
			44,740
		Environmental Control: 0.0%
49		Republic Services, Inc.	1,757
			1,757
		Food: 0.6%
3,770		Archer-Daniels-Midland Co.	88,859
100	@@	Colruyt SA	13,443
37		Corn Products Intl., Inc.	823
60	@,L	Dean Foods Co.	2,291
90		Flowers Foods, Inc.	2,333
1,974		General Mills, Inc.	93,825
93		Hormel Foods Corp.	3,050
1		J&J Snack Foods Corp.	61
32		Nash Finch Co.	860
51	@	Ralcorp Holdings, Inc.	2,126
1,004		SUPERVALU, Inc.	32,851
2,600	@@	Unilever PLC	25,390
30		Whole Foods Market, Inc.	4,418
			270,330
		Forest Products and Paper: 0.0%
547		Louisiana-Pacific Corp.	14,753
100		Rock-Tenn Co.	1,336
			16,089
		Gas: 0.3%
131		Atmos Energy Corp.	3,481
6,800	@@	Centrica PLC	26,972
58		Energen Corp.	2,129
300	L	Nicor, Inc.	12,030
1,795		Sempra Energy	78,890
75	@	Southern Union Co.	1,770
206		UGI Corp.	4,532
100		WGL Holdings, Inc.	3,042
			132,846
		Healthcare-Products: 0.8%
70		Beckman Coulter, Inc.	3,898
25		Cooper Cos., Inc.	1,370
74		Dentsply Intl., Inc.	4,117
58	@	Haemonetics Corp.	2,966
48	@	Hologic, Inc.	3,411
800	@@	Hoya Corp.	28,875
21	@,L	Idexx Laboratories, Inc.	1,503
110	@	Immucor, Inc.	2,725
3,890		Johnson & Johnson	240,207
1,680		Medtronic, Inc.	93,357
50	@	ResMed, Inc.	2,040
106	@	Respironics, Inc.	4,100
50	@,L	Varian Medical Systems, Inc.	2,541
15		Vital Signs, Inc.	716
			391,826
		Healthcare-Services: 1.4%
1,300	W,L	Aetna, Inc.	120,237
102	@	Community Health Systems, Inc.	4,089
1,050	@	Coventry Health Care, Inc.	62,549
200	@@	Fresenius Medical Care AG	18,973
100	@,L	Health Net, Inc.	$5,103
1,060	@	Humana, Inc.	48,580
98	@	Lincare Holdings, Inc.	4,207
109	@,L	Odyssey Healthcare, Inc.	2,019
65	@,L	PacifiCare Health Systems, Inc.	5,593
40	@	Pediatrix Medical Group, Inc.	3,382
40	@,L	Sierra Health Services, Inc.	3,129
3,670		UnitedHealth Group, Inc.	219,686
2,110	@	WellPoint, Inc.	162,111
			659,658
		Holding Companies-Diversified: 0.0%
4,000	@@	Citic Pacific Ltd.	10,942
			10,942
		Home Builders: 0.0%
20	L	MDC Holdings, Inc.	1,363
10	@,L	Meritage Homes Corp.	665
10	@,L	NVR, Inc.	6,872
40	L	Standard-Pacific Corp.	1,507
40	@,L	Toll Brothers, Inc.	1,376
			11,783
		Home Furnishings: 0.0%
22		Harman Intl. Industries, Inc.	2,145
			2,145
		Household Products/Wares: 0.1%
101	L	American Greetings Corp.	2,646
40		CNS Inc.	920
200	@@	Henkel KGaA	19,283
			22,849
		Housewares: 0.0%
79		Toro Co.	3,175
			3,175
		Insurance: 2.2%
75		American Financial Group, Inc.	2,786
3,390		American Intl. Group, Inc.	227,605
5		AmerUs Group Co.	2,937
20,000	@,@@	China Life Insurance Co. Ltd.	15,729
990		Chubb Corp.	95,872
20	@@	Everest Re Group Ltd.	2,102
144		Fidelity National Financial, Inc.	5,446
90		First American Corp.	4,235
85		Horace Mann Educators Corp.	1,610
44		LandAmerica Financial Group, Inc.	2,849
8,100	@@	Legal & General Group PLC	16,329
1,150	L	Lincoln National Corp.	59,777
821		Loews Corp.	79,292
2,890		MetLife, Inc.	148,662
72		Old Republic Intl. Corp.	1,916
15	@,L	Philadelphia Consolidated Holding Co.	1,454
1,644		Principal Financial Group, Inc.	83,301
80		Protective Life Corp.	3,534
1,850		Prudential Financial, Inc.	143,190
1,800	@@	QBE Insurance Group Ltd.	25,284
80		Radian Group, Inc.	4,525
774		Safeco Corp.	43,538
53		Selective Insurance Group, Inc.	2,966
49		Stewart Information Services Corp.	2,477
360	@@	Swiss Reinsurance Co.	26,513
70		UICI	2,493

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Insurance (continued)
108		W.R. Berkley Corp.	$5,035
66		Zenith National Insurance Corp.	3,128
120	@,@@	Zurich Financial Services AG	24,394
			1,038,979
		Internet: 0.4%
1,800	@	Amazon.Com, Inc.	87,227
30	@	CheckFree Corp.	1,406
1,550	@,L	eBay, Inc.	69,455
94	@,L	Internet Security Systems	2,149
75	@	Macromedia, Inc.	3,365
141	@,L	McAfee, Inc.	3,921
120	@,L	Secure Computing Corp.	1,649
20	@,L	Websense, Inc.	1,299
			170,471
		Iron/Steel: 0.2%
10	L	Cleveland-Cliffs, Inc.	953
1,060	L	Nucor Corp.	71,104
4,000	@@	Sumitomo Metal Industries Ltd.	13,764
			85,821
		Leisure Time: 0.1%
100	L	Bally Total Fitness Holding Corp.	701
590	L	Carnival Corp.	32,148
81	@,L	Multimedia Games, Inc.	825
23	L	Polaris Industries, Inc.	1,137
300	@@	Sankyo Co. Ltd.	15,105
			49,916
		Machinery-Construction and Mining: 0.0%
80		JLG Industries, Inc.	3,640
30		Joy Global, Inc.	1,587
			5,227
		Machinery-Diversified: 0.0%
67		Applied Industrial Technologies, Inc.	2,141
30		Briggs & Stratton Corp.	1,086
30		Cognex Corp.	928
38		IDEX Corp.	1,677
60		Nordson Corp.	2,389
			8,221
		Media: 0.9%
2,890	@,L	Comcast Corp.	76,296
1,870		McGraw-Hill Cos., Inc.	99,204
1,700	@@	Mediaset S.p.A.	17,881
3,430		News Corp.	50,798
6,280		Time Warner, Inc.	112,914
2,070		Viacom, Inc.	69,138
598	@@	Vivendi Universal SA	17,256
			443,487
		Metal Fabricate/Hardware: 0.0%
30	@,L	AM Castle & Co	620
105	L	Commercial Metals Co.	3,686
1		Lawson Products, Inc.	38
112		Precision Castparts Corp.	5,710
46		Quanex Corp.	2,845
			12,899

		Mining: 0.5%
700	@,@@	Anglo American PLC	$21,921
1,600	@@	BHP Billiton Ltd.	25,737
1,150	@	Freeport-McMoRan Copper & Gold, Inc.	59,927
3,000	@@	Mitsui Mining & Smelting Co. Ltd.	16,967
600		Newmont Mining Corp.	27,672
600	L	Phelps Dodge Corp.	81,401
200	@@	Umicore	21,495
			255,120
		Miscellaneous Manufacturing: 1.5%
2,370		3M Co.	185,998
90		Acuity Brands, Inc.	2,798
63		AptarGroup, Inc.	3,456
95		Donaldson Co., Inc.	3,177
60	@,L	EnPro Industries, Inc.	1,731
13,890		General Electric Co.	496,150
50		Roper Industries, Inc.	1,970
46		Teleflex, Inc.	3,044
			698,324
		Office Furnishings: 0.0%
98		Herman Miller, Inc.	2,998
62		HNI Corp.	3,125
			6,123
		Office/Business Equipment: 0.1%
400	@,@@	Canon, Inc.	22,471
			22,471
		Oil and Gas: 4.1%
1,540		Burlington Resources, Inc.	111,265
4,906		ChevronTexaco Corp.	281,162
115	@,L	Cimarex Energy Co.	4,475
3,500		ConocoPhillips	211,784
1,720		Devon Energy Corp.	103,544
1,100	@@	ENI S.p.A.	29,805
60		Ensco Intl., Inc.	2,842
1,250		EOG Resources, Inc.	89,734
10,630		Exxon Mobil Corp.	616,858
94	L	Frontier Oil Corp.	3,542
58		Helmerich & Payne, Inc.	3,365
150		Noble Energy, Inc.	5,606
160	@@	Norsk Hydro ASA	15,992
1,460		Occidental Petroleum Corp.	115,778
100	@@	Petroleo Brasileiro SA - Petrobras	6,760
49	@,L	Petroleum Development Corp.	1,654
70	L	Pogo Producing Co.	3,430
150	@	Pride Intl., Inc.	4,469
700	@@	Repsol YPF SA	20,553
1,797	@@	Royal Dutch Shell PLC	57,993
100	@	Southwestern Energy Co.	3,407
97	L	St. Mary Land & Exploration Co.	3,455
62	@,L	Stone Energy Corp.	2,753
860	L	Sunoco, Inc.	66,392
63	@,L	Swift Energy Co.	2,910
200	@@	Total SA	49,896
1,130	L	Valero Energy Corp.	108,706
470		Vintage Petroleum, Inc.	24,619
			1,952,749
		Oil and Gas Services: 0.2%
51	@	Cooper Cameron Corp.	4,061
450	@,@@	Petroleum Geo-Services ASA	12,665

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION INCOME FUND	PORTFOLIO OF INVESTMENTS AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Oil and Gas Services (continued)
500		Schlumberger Ltd.	$47,636
70		Tidewater, Inc.	3,164
80	@,L	Veritas DGC, Inc.	2,616
			70,142
		Pharmaceuticals: 2.1%
2,050		Abbott Laboratories	77,306
90		Alpharma, Inc.	2,378
640		Amerisourcebergen Corp.	51,424
88	@	Barr Laboratories, Inc.	5,047
1,910	L	Cardinal Health, Inc.	122,145
1,000	@	Express Scripts, Inc.	84,460
2,200	@@	GlaxoSmithKline PLC	54,403
1,050	@	Hospira, Inc.	46,358
80	@	IVAX Corp.	2,397
1,650	@	King Pharmaceuticals, Inc.	25,955
6,750		Merck & Co., Inc.	198,449
200	@@	Merck KGaA	16,458
40		Omnicare, Inc.	2,278
9,830		Pfizer, Inc.	208,395
350	@@	Roche Holding AG	52,404
600	@@	Takeda Pharmaceutical Co., Ltd.	32,908
30	@,L	USANA Health Sciences, Inc.	1,184
			983,949
		Pipelines: 0.0%
60	L	Equitable Resources, Inc.	2,243
90		Questar Corp.	6,711
			8,954
		Real Estate: 0.1%
2,000	@@	Cheung Kong Holdings Ltd.	20,738
800	@@	Leopalace21 Corp.	25,619
			46,357
		Real Estate Investment Trusts: 0.0%
30		Colonial Properties Trust	1,318
40	L	Developers Diversified Realty Corp.	1,812
15	L	Essex Property Trust, Inc.	1,376
36	L	New Century Financial Corp.	1,302
			5,808
		Retail: 2.7%
27		Abercrombie & Fitch Co.	1,656
45	@	Advance Auto Parts, Inc.	1,905
151		American Eagle Outfitters, Inc.	3,437
69		Barnes & Noble, Inc.	2,783
2,015	L	Best Buy Co., Inc.	97,203
50		Burlington Coat Factory Warehouse Corp.	1,982
97	L	Casey’s General Stores, Inc.	2,233
85		Cato Corp.	1,836
70	@	CEC Entertainment, Inc.	2,506
136	@,L	Chico’s FAS, Inc.	5,999
53	@,L	Childrens Place	2,629
114		Claire’s Stores, Inc.	3,252
970		Darden Restaurants, Inc.	34,707
300	@@	Don Quijote Co., Ltd.	22,281
1,100	@@	Enterprise Inns PLC	16,558
60	@,L	Genesco, Inc.	2,379
20	@,L	Guitar Center, Inc.	1,055
1,300	@@	GUS PLC	20,110
86	@,L	Hibbett Sporting Goods, Inc.	2,577
2,800		Home Depot, Inc.	116,983
1,580		J.C. Penney Co., Inc. Holding Co.	$82,903
4,575	@@	Kingfisher PLC	17,746
50	L	Landry’s Restaurants, Inc.	1,353
50		Longs Drug Stores Corp.	2,132
980	L	Lowe’s Cos., Inc.	66,130
4,570		McDonald’s Corp.	154,694
33	@,L	Men’s Wearhouse, Inc.	967
53		Michaels Stores, Inc.	1,982
1,550		Nordstrom, Inc.	57,164
120	@	O’Reilly Automotive, Inc.	3,653
110	@	Pacific Sunwear of California, Inc.	2,911
55	@,L	Panera Bread Co.	3,740
30	@	Papa John’s Intl., Inc.	1,634
114	@	Payless Shoesource, Inc.	2,605
91	@,L	Select Comfort Corp.	2,181
71	@,L	Shopko Stores, Inc.	2,036
92		Sonic Automotive, Inc.	1,914
32	@,L	Sonic Corp.	947
4,300		Staples, Inc.	99,329
1,100	@	Starbucks Corp.	33,495
2,000	@@	Takashimaya Co., Ltd.	30,969
1,160		Target Corp.	62,072
77	@	Too, Inc.	2,436
20	@,L	Tractor Supply Co.	1,077
3,240		Wal-Mart Stores, Inc.	157,333
800		Wendy’s Intl., Inc.	40,624
40	@,L	Williams-Sonoma, Inc.	1,736
1,700	L	Yum! Brands, Inc.	82,943
34	@,L	Zale Corp.	949
			1,263,726
		Savings and Loans: 0.0%
45		Downey Financial Corp.	2,911
40	@,L	FirstFed Financial Corp.	2,094
70	@	Franklin Bank Corp.	1,295
			6,300
		Semiconductors: 1.4%
1,300	@,@@	ASML Holding NV	24,825
82	@,L	DSP Group, Inc.	2,132
13,710		Intel Corp.	365,783
111	@,L	Lam Research Corp.	4,167
110	@	Micrel, Inc.	1,329
159	L	Microchip Technology, Inc.	5,304
40	@,L	Microsemi Corp.	1,110
2,350		National Semiconductor Corp.	60,818
60	@,L	Silicon Laboratories, Inc.	2,331
34	@	Supertex, Inc.	1,436
5,570		Texas Instruments, Inc.	180,914
252	@,L	Triquint Semiconductor, Inc.	1,134
20	@	Varian Semiconductor Equipment Associates, Inc.	880
			652,163
		Software: 1.6%
93	@	Activision, Inc.	1,238
32	@,L	Advent Software, Inc.	916
62	@	Ansys, Inc.	2,605
1,600		Autodesk, Inc.	66,752
2,600		Automatic Data Processing, Inc.	122,199
1,450	@,L	BMC Software, Inc.	29,711
20	@,L	Cerner Corp.	1,928
1,150	@,L	Citrix Systems, Inc.	31,211
2,460	@	Compuware Corp.	22,706
67	@	Dun & Bradstreet Corp.	4,355

See Accompanying Notes to Financial Statements

ING STRATEGIC ALLOCATION INCOME FUND	PORTFOLIO OF INVESTMENTS
AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Shares			Value
		Software (continued)
110	@	eFunds Corp.	$2,265
92	@	FileNet Corp.	2,478
100		Global Payments, Inc.	4,378
66	@	Hyperion Solutions Corp.	3,495
1,150	L	Intuit, Inc.	61,606
90	@	JDA Software Group, Inc.	1,350
12,050		Microsoft Corp.	333,905
67	@	MRO Software, Inc.	1,021
2,450	@,L	Novell, Inc.	19,061
1,480	@	Parametric Technology Corp.	8,658
86	@	Serena Software, Inc.	2,016
54	@	SPSS, Inc.	1,560
115	@,L	Sybase, Inc.	2,582
61	@,L	Transaction Systems Architects, Inc.	1,775
			729,771
		Telecommunications: 2.5%
4,800	L	AT&T, Inc.	119,568
59	@	Audiovox Corp.	817
2,700		Bellsouth Corp.	73,602
16,010	@	Cisco Systems, Inc.	280,816
150		Commonwealth Telephone Enterprises, Inc.	5,199
47	@	Comtech Telecommunications	2,049
1,900	@@	Deutsche Telekom AG	31,553
936	@@	Elisa Oyj	17,769
108		Harris Corp.	4,815
7,900		Motorola, Inc.	190,311
4	@@	Nippon Telegraph & Telephone Corp.	17,984
4,000	@@	Oki Electric Industry Co., Ltd.	13,318
2,110		Qualcomm, Inc.	95,942
4,300		Sprint Corp.	107,672
9,300	@@	Telecom Italia S.p.A.	22,071
6,000	@@	Telefonaktiebolaget LM Ericsson	19,477
1,000	@@	Telekom Austria AG	22,575
600	@@	Telekomunikasi Indonesia Tbk PT ADR	13,248
100		Telephone & Data Systems, Inc.	3,655
4,191		Verizon Communications, Inc.	134,028
			1,176,469
		Toys/Games/Hobbies: 0.1%
997	L	Hasbro, Inc.	20,355
77	@,L	JAKKS Pacific, Inc.	1,569
48	@	Lenox Group, Inc.	593
			22,517
		Transportation: 0.8%
1,700		Burlington Northern Santa Fe Corp.	112,506
60		CH Robinson Worldwide, Inc.	2,427
57		CNF, Inc.	3,249
1,200	@@	Deutsche Post AG	26,127
5	@@	East Japan Railway Co.	31,412
50	@	HUB Group, Inc.	2,028
90		Landstar System, Inc.	3,874
2,183		Norfolk Southern Corp.	96,576
52		Overseas Shipholding Group, Inc.	2,650
1,460		United Parcel Service, Inc.	113,733
			394,582
		Trucking and Leasing: 0.0%
68		Gatx Corp.	2,560
			2,560
		Water: 0.0%
489	@@	Veolia Environnement	$20,882
			20,882
		Total Common Stock (Cost $16,450,012)	19,262,816
PREFERRED STOCK: 0.7%
		Banks: 0.3%
11	@,#,C,L,X	DG Funding Trust	118,628
			118,628
		Diversified Financial Services: 0.1%
1,275	@,C	National Rural Utilities Cooperative Finance Corp.	28,573
			28,573
		Insurance: 0.2%
1,000	@,@@	Aegon NV	25,344
3,725	@,C	Metlife, Inc.	93,795
			119,139
		Telecommunications: 0.1%
34	@,@@,#	Centaur Funding Corp.	43,456
			43,456
		Total Preferred Stock (Cost $315,281)	309,796
RIGHTS: 0.0%
		Real Estate: 0.0%
63		Cheung Kong Holdings Ltd.	—
		Total Rights (Cost $—)	—

Principal Amount			Value
CORPORATE BONDS/NOTES: 8.6%
		Banks: 2.6%
$60,000	@@,C	Australia & New Zealand Banking Group Ltd., 4.588%, due 10/29/49	51,278
37,000	@@,#	Banco Santander Santiago Chile SA, 4.148%, due 12/09/09	36,921
29,000	@@	Banco Santander Santiago Chile SA, 7.375%, due 07/18/12	32,153
40,000	@@,C	Bank of Ireland, 4.188%, due 12/29/49	34,617
30,000	@@	Bank of Nova Scotia, 4.250%, due 08/31/85	25,302
20,000	@@,C	Bank of Scotland, 3.750%, due 11/30/49	17,300
16,000	C	BankAmerica Capital II, 8.000%, due 12/15/26	17,027
30,000	@@,C	Barclays Bank PLC, 6.278%, due 12/15/49	29,434
42,000	@@,#,C	Chuo Mitsui Trust & Banking Co., Ltd., 5.506%, due 04/15/49	40,464
28,000	@@,#,C	Danske Bank A/S, 5.914%, due 12/29/49	29,149
30,000	@@,C	Den Norske Bank ASA, 4.186%, due 08/29/49	25,275

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Banks (continued)
$47,000	#,C	Dresdner Funding Trust I, 8.151%, due 06/30/31	$56,294
90,000	@@,#	HBOS PLC, 5.375%, due 11/29/49	89,385
110,000	@@,C	HSBC Bank PLC, 3.788%, due 06/29/49	92,401
41,000	C	Huntington Capital Trust I, 4.943%, due 02/01/27	38,998
50,000	@@,C	Lloyds TSB Bank PLC, 4.160%, due 08/29/49	43,389
57,000	#,C	M&T Bank Corp., 3.850%, due 04/01/13	55,587
38,000	C	Mellon Capital I, 7.720%, due 12/01/26	40,340
30,000	@@,C	Mizuho Financial Group Cayman Ltd., 8.375%, due 12/31/49	32,389
40,000	@@,C	National Australia Bank Ltd., 4.525%, due 10/29/49	34,063
43,000		PNC Funding Corp., 4.500%, due 03/10/10	42,092
21,000	#,C	Rabobank Capital Funding Trust, 5.254%, due 12/29/49	20,409
37,000	@@,#,C	Resona Bank Ltd., 5.850%, due 09/01/49	36,624
90,000	@@,C	Royal Bank of Scotland Group PLC, 3.813%, due 12/29/49	78,193
40,000	@@,C	Societe Generale, 4.656%, due 11/29/49	34,239
40,000	@@,C	Standard Chartered PLC, 4.750%, due 07/29/49	32,200
100,000	@@,C	Standard Chartered PLC, 4.875%, due 11/29/49	80,750
23,000	@@	Sumitomo Mitsui Banking Corp., 8.150%, due 08/01/49	24,323
14,000		Wachovia Corp., 5.500%, due 08/01/35	13,322
30,000	@@,C	Westpac Banking Corp., 4.369%, due 09/30/49	25,152
30,000	#,C	Westpac Capital Trust IV, 5.256%, due 12/29/49	29,208
			1,238,278
		Beverages: 0.2%
61,000	@@,L	Cia Brasileira de Bebidas, 8.750%, due 09/15/13	71,980
19,000	@@,C	Coca-Cola HBC Finance BV, 5.125%, due 09/17/13	19,001
			90,981
		Chemicals: 0.1%
13,000	@@,#	Sociedad Quimica y Minera de Chile SA, 7.700%, due 09/15/06	13,092
10,000		Stauffer Chemical, 5.330%, due 04/15/10	7,969
30,000		Stauffer Chemical, 7.770%, due 04/15/17	15,819
			36,880
		Commercial Services: 0.2%
100,000	C,L	Tulane University of Louisiana, 5.168%, due 11/15/12	100,000
			100,000
		Diversified Financial Services: 2.4%
$16,263	@@,#,C	Arcel Finance Ltd., 5.984%, due 02/01/09	$16,463
47,955	@@,#,C	Arcel Finance Ltd., 7.048%, due 09/01/11	49,614
82,023	@@,#	Brazilian Merchant Voucher Receivables Ltd., 5.911%, due 6/15/11	82,639
68,000	@@,#,C	BTM Curacao Holdings NV, 4.760%, due 07/21/15	66,558
41,000	C	Citigroup Capital II, 7.750%, due 12/01/36	43,214
72,000	#,C	Corestates Capital Trust I, 8.000%, due 12/15/26	76,492
35,000	@@,C	Financiere CSFB NV, 4.188%, due 03/29/49	28,350
43,000	L	Goldman Sachs Group, Inc., 4.070%, due 03/02/10	43,053
43,000		HSBC Finance Corp., 5.000%, due 06/30/15	41,558
30,000	#,C	HVB Funding Trust III, 9.000%, due 10/22/31	39,858
22,000	L	International Lease Finance Corp., 5.000%, due 04/15/10	21,814
37,000	C,L	JPM Capital Trust I, 7.540%, due 01/15/27	39,144
44,000	C,L	JPM Capital Trust II, 7.950%, due 02/01/27	46,980
77,000	#,C	Mangrove Bay Pass-Through Trust, 6.102%, due 07/15/33	76,151
33,000	@@,C	Paribas, 4.045%, due 12/31/49	28,440
27,000	@@,#,C	Petroleum Export Ltd. SPV, 4.623%, due 06/15/10	26,751
34,000	@@,#,C	Petroleum Export Ltd. SPV, 5.265%, due 06/15/11	33,653
91,264	@@,#,C	PF Export Receivables Master Trust, 6.436%, due 06/01/15	90,952
100,000	@@,#,C	Preferred Term Securities XII, 4.460%, due 03/23/35	100,374
15,000	C	Residential Capital Corp., 6.375%, due 06/30/10	15,135
40,000	C,L	Residential Capital Corp., 6.875%, due 06/30/15	41,939
300,000	#,L	Toll Road Investors Partnership II LP, .000%, due 02/15/45	36,324
53,000	@@,C	UFJ Finance Aruba AEC, 8.750%, due 12/31/49	57,480
39,000		US DOMESTIC, 5.875%, due 05/15/13	39,136
			1,142,072
		Electric: 0.7%
66,000	C	Consumers Energy Co., 4.250%, due 04/15/08	64,569
75,000	@@,L	Empresa Nacional de Electricidad SA, 8.625%, due 08/01/15	87,236
50,000	C	Entergy Gulf States, Inc., 5.120%, due 08/01/10	48,642
48,000	C	Enterprise Capital Trust II, 5.240%, due 06/30/28	47,623
35,000	#	Power Contract Financing, LLC, 6.256%, due 02/01/10	35,553
11,745		PPL Montana, LLC, 8.903%, due 07/02/20	13,515

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Electric (continued)
$20,438	#	Tenaska Virginia Partners, LP, 6.119%, due 03/30/24	$21,127
			318,265
		Food: 0.2%
80,000	C	Tyson Foods, Inc., 7.250%, due 10/01/06	81,447
			81,447
		Insurance: 0.2%
38,000		Prudential Financial, Inc., 4.104%, due 11/15/06	37,738
75,000	#,C	Zurich Capital Trust I, 8.376%, due 06/01/37	81,065
			118,803
		Media: 0.1%
30,000	C	Comcast Corp., 5.650%, due 06/15/35	27,225
38,000	C	COX Communications, Inc., 6.850%, due 01/15/18	39,799
			67,024
		Multi-National: 0.1%
26,000	@@	Corp Andina de Fomento, 5.125%, due 05/05/15	25,461
			25,461
		Oil and Gas: 0.5%
34,000	C,L	Amerada Hess Corp., 6.650%, due 08/15/11	36,535
42,000	@@,#,L	Empresa Nacional de Petroleo, 4.875%, due 03/15/14	39,953
9,000	@@,#	Empresa Nacional de Petroleo ENAP, 6.750%, due 11/15/12	9,654
29,000	@@,L	Nexen, Inc., 5.200%, due 03/10/15	28,594
68,000	#	Pemex Project Funding Master Trust, 5.170%, due 06/15/10	70,515
34,000	@@,#,C	Ras Laffan Liquefied Natural Gas Co Ltd II, 5.298%, due 09/30/20	33,503
25,000	C	Valero Energy Corp., 6.125%, due 04/15/07	25,346
			244,100
		Real Estate: 0.3%
56,000	C	EOP Operating, LP, 7.750%, due 11/15/07	58,788
17,000	C	Liberty Property, LP, 6.375%, due 08/15/12	17,825
45,000	C	Liberty Property, LP, 7.750%, due 04/15/09	48,624
			125,237
		Real Estate Investment Trusts: 0.4%
52,000		Health Care Property Investors, Inc., 4.875%, due 09/15/10	50,802
43,000	C	Simon Property Group, LP, 4.875%, due 03/18/10	42,300
78,000	C	Simon Property Group, LP, 6.375%, due 11/15/07	79,844
			172,946
		Retail: 0.1%
$56,000	C	May Department Stores Co., 3.950%, due 07/15/07	$55,041
			55,041
		Savings and Loans: 0.1%
37,000	C	Great Western Financial, 8.206%, due 02/01/27	39,591
			39,591
		Telecommunications: 0.4%
50,000	C	BellSouth Corp., 4.200%, due 09/15/09	48,550
27,000	@@,+	Deutsche Telekom Intl. Finance BV, 8.500%, due 06/15/10	30,085
15,000	C	New Cingular Wireless Services, Inc., 8.125%, due 05/01/12	17,290
25,000	+	Sprint Capital Corp., 4.780%, due 08/17/06	24,980
37,000	@@,C,L	Telefonos de Mexico SA de CV, 4.750%, due 01/27/10	36,461
45,000	C,L	Verizon Global Funding Corp., 5.850%, due 09/15/35	42,768
			200,134
		Total Corporate Bonds/Notes (Cost $4,089,848)	4,056,260
U.S. GOVERNMENT AGENCY OBLIGATIONS: 17.7%
		Federal Home Loan Bank: 0.8%
245,000	L	3.250%, due 12/17/07	238,209
125,000	L	4.125%, due 10/19/07	123,752
			361,961
		Federal Home Loan Mortgage Corporation: 4.4%
118,000		3.875%, due 06/15/08	115,707
116,000	L	4.000%, due 08/17/07	114,731
220,911	C	4.500%, due 12/15/16	217,709
63,000		4.500%, due 12/15/18	60,913
24,000		4.500%, due 12/15/35	22,425
232,000		4.625%, due 12/19/08	231,476
132,678	C	5.000%, due 08/15/16	131,184
150,000	C	5.000%, due 05/15/20	146,989
386,185	C	5.500%, due 11/15/18	389,517
26,000		5.500%, due 12/15/18	26,114
170,000		5.500%, due 12/15/33	167,663
88,000		5.875%, due 03/21/11	91,596
14,000		6.000%, due 11/15/20	14,298
35,192		6.000%, due 12/01/28	35,552
195,406	C	6.000%, due 01/15/29	199,611
105,555		7.000%, due 11/01/31	110,052
			2,075,537
		Federal National Mortgage Association: 12.2%
360,000	C,L	3.875%, due 02/01/08	354,037
236,000		3.875%, due 07/15/08	231,438
70,000		4.250%, due 09/15/07	69,496
234,000		4.625%, due 10/15/13	230,164
88,246		4.821%, due 08/01/35	87,050
684,000		5.000%, due 12/01/17	673,953
1,343,000		5.000%, due 12/15/35	1,292,219
227,000		5.250%, due 08/01/12	229,079
128,854		5.500%, due 02/01/18	129,504

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount			Value
		Federal National Mortgage Association (continued)
$344,000		5.500%, due 12/15/19	$345,505
104,337		5.500%, due 11/01/33	103,086
291,000		5.500%, due 12/01/33	286,635
155,489		6.000%, due 08/01/16	158,926
49,762		6.000%, due 10/01/18	50,863
124,288		6.000%, due 04/25/31	127,097
841,000		6.000%, due 12/15/34	845,994
331,000		6.500%, due 12/15/35	338,965
104,000		6.625%, due 11/15/10	112,319
50,923		7.000%, due 02/01/31	53,212
20,325		7.000%, due 03/01/32	21,239
4,824		7.000%, due 08/01/35	5,038
9,933		7.500%, due 11/01/30	10,437
8,361		7.500%, due 09/01/31	8,781
			5,765,037
		Government National Mortgage Association: 0.3%
14,631		6.500%, due 02/15/26	15,243
21,949		6.500%, due 02/15/29	22,848
33,447		6.500%, due 01/15/32	34,763
27,977		7.000%, due 02/15/28	29,417
20,346		7.000%, due 02/15/28	21,394
37,260		7.500%, due 12/15/23	39,629
			163,294
		Total U.S. Government Agency Obligations (Cost $8,415,051)	8,365,829
U.S. TREASURY OBLIGATIONS: 14.8%
		U.S. Treasury Notes: 10.6%
609,000		4.250%, due 11/30/07	607,240
1,598,000	L	4.250%, due 10/15/10	1,585,142
143,000	L	4.375%, due 11/15/08	142,899
2,177,000	L	4.500%, due 11/15/10	2,184,740
504,000	L	4.500%, due 11/15/15	504,236
			5,024,257
		U.S. Treasury Bonds: 4.0%
968,000	L	5.375%, due 02/15/31	1,063,893
80,000	L	5.500%, due 08/15/28	87,741
221,000	L	6.000%, due 02/15/26	254,815
193,000	L	7.250%, due 05/15/16	234,525
169,000	L	9.250%, due 02/15/16	232,217
			1,873,191
		U.S. Treasury STRIP: 0.2%
162,000	L	4.780%, due 05/15/16	99,467
			99,467
		Total U.S. Treasury Obligations (Cost $6,991,322)	6,996,915
ASSET-BACKED SECURITIES: 1.4%
		Automobile Asset-Backed Securities: 0.3%
9,000	C	Carmax Auto Owner Trust, 4.210%, due 01/15/10	8,904
20,417	C	Household Automotive Trust, 2.310%, due 04/17/08	20,303
7,000	C	Nissan Auto Receivables Owner Trust, 4.190%, due 07/15/09	6,929
$125,000	C	USAA Auto Owner Trust, 2.040%, due 02/16/10	$123,054
			159,190
		Credit Card Asset-Backed Securities: 0.8%
45,000	C	Bank One Issuance Trust, 4.540%, due 09/15/10	44,571
43,000	C	Capital One Master Trust, 4.900%, due 03/15/10	43,088
145,000	C	Chemical Master Credit Card Trust 1, 7.090%, due 02/15/09	146,879
145,000	C	Citibank Credit Card Issuance Trust, 5.650%, due 06/16/08	145,772
			380,310
		Other Asset-Backed Securities: 0.3%
61,229	C,L	Chase Funding Mortgage Loan Asset-Backed Certificates, 2.734%, due 09/25/24	60,857
76,000	C,L	Chase Funding Mortgage Loan Asset-Backed Certificates, 4.045%, due 05/25/33	74,955
3,000	C,L	Countrywide Asset-Backed Certificates, 4.493%, due 02/25/36	2,965
2,000	C,L	Popular ABS Mortgage Pass-Through Trust, 4.596%, due 11/25/35	1,979
			140,756
		Total Asset-Backed Securities (Cost $696,665)	680,256
COLLATERALIZED MORTGAGE OBLIGATIONS: 4.9%
		Commercial Mortgage-Backed Securities: 2.5%
12,000	C	Banc of America Commercial Mortgage, Inc., 4.502%, due 07/10/42	11,609
10,000	C	Banc of America Commercial Mortgage, Inc., 4.764%, due 07/10/45	9,846
44,000	C	Banc of America Commercial Mortgage, Inc., 4.877%, due	43,563
30,000	C	COMM, 3.600%, due 03/10/39	28,793
409,000	C	CS First Boston Mortgage Securities Corp., 3.861%, due 03/15/36	399,103
31,000	C	CS First Boston Mortgage Securities Corp., 7.776%, due 04/15/62	34,154
170,000	C	DLJ Commercial Mortgage Corp., 6.240%, due 11/12/31	175,482
405,000	C	DLJ Commercial Mortgage Corp., 7.300%, due 06/10/32	433,327
4,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.223%, due 01/15/42	3,882
22,000	C	JP Morgan Chase Commercial Mortgage Securities Corp., 4.449%, due 01/12/38	21,316
10,000	C	LB-UBS Commercial Mortgage Trust, 3.992%, due 10/15/29	9,622

See Accompanying Notes to Financial Statements

PORTFOLIO OF INVESTMENTS
ING STRATEGIC ALLOCATION INCOME FUND	AS OF NOVEMBER 30, 2005 (UNAUDITED) (CONTINUED)

Principal Amount				Value
		Commercial Mortgage-Backed Securities (continued)
$15,000	C	LB-UBS Commercial Mortgage Trust, 4.201%, due 12/15/29		$14,549
				1,185,246
		Whole Loan Collateralized Mortgage Obligations: 2.2%
229,164	C	Countrywide Alternative Loan Trust, 5.414%, due 10/25/35		227,304
186,231	C	Countrywide Alternative Loan Trust, 5.500%, due 02/25/25		185,074
72,406	C	Countrywide Home Loan Mortgage Pass Through Trust, 5.000%, due 11/25/18		70,959
29,686	#,C	GSMPS Mortgage Loan Trust, 4.541%, due 01/25/35		29,765
110,047	C	MASTR Alternative Loans Trust, 5.500%, due 01/25/20		109,705
373,581	C	MASTR Asset Securitization Trust, 5.500%, due 06/25/33		365,292
59,956	C	Thornburg Mortgage Securities Trust, 4.561%, due 09/25/34		60,088
				1,048,187
		Whole Loan Collateralized Support CMO: 0.2%
41,253	C	Bank of America Mortgage Securities, 5.250%, due 11/25/19		40,656
43,700	C	Bank of America Mortgage Securities, 5.500%, due 11/25/33		41,651
				82,307
		Total Collateralized Mortgage Obligations (Cost $2,384,801)		2,315,740
MUNICIPAL BONDS: 0.2%
		Municipal: 0.2%
20,000		City of New York, 5.000%, due 11/01/08		20,833
20,000		City of New York, 5.000%, due 11/01/11		21,367
20,000	C	City of New York, 5.000%, due 11/01/15		21,393
10,000	C	City of New York, 5.000%, due 04/01/35		10,193
20,000		Sales Tax Asset Receivables Corp., 4.060%, due 10/15/10		19,263
15,000		Sales Tax Asset Receivables Corp., 4.660%, due 10/15/14		14,533
		Total Municipal Bonds (Cost $110,147)		107,582
		Total Long-Term Investments (Cost $39,453,127)		42,095,194
SHORT-TERM INVESTMENTS: 38.4%
		Commercial Paper: 2.1%
1,000,000		Master Funding LLC, 4.100%, due 12/14/05		998,409
		Total Commercial Paper (Cost $998,522)		998,409
		Repurchase Agreement: 17.0%
$8,043,000	S	Goldman Sachs Repurchase Agreement dated 11/30/05 4.000%, due 12/01/05, $8,043,894 to be received upon repurchase (Collateralized by $3,215,000 of Federal National Mortgage Note, 5.650%, Market Value Plus accrued interest $8,204,005, due 03/16/29)		$8,043,000
		Total Repurchase Agreement (Cost $8,043,000)		8,043,000
		Securities Lending Collateralcc: 19.3%
9,096,058		The Bank of New York Institutional Cash Reserves Fund		9,096,058
		Total Securities Lending Collateral (Cost $9,096,058)		9,096,058
		Total Short-Term Investments (Cost $18,137,580)		18,137,467
		Total Investments In Securities (Cost $57,590,708)*	127.5%	$60,232,661
		Other Assets and Liabilities-Net	(27.5)	(12,986,789)
		Net Assets	100.0%	$47,245,872

Certain foreign securities may have been fair valued in accordance with procedures approved by the Board of Directors/Trustees (Note 2A).
@	Non-income producing security
@@	Foreign issuer
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
STRIP	Separate Trading of Registered Interest and Principal of Securities
+	Step-up basis bonds. Interest rates shown reflect current coupon rates.
#

Securities with purchases pursuant to Rule 144A, under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. These securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

C	Bond may be called prior to maturity date.
cc	Securities purchased with cash collateral for securities loaned.
W	When-issued or delayed delivery security.
S	Segregated securities for certain derivatives, when-issued or delayed delivery securities and forward currency exchange contracts.
L	Loaned security, a portion or all of the security is on loan at November 30, 2005.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.
*	Cost for federal income tax purposes is $58,093,498. Net unrealized appreciation consists of:

Gross Unrealized Appreciation	$2,582,710
Gross Unrealized Depreciation	(443,547)
Net Unrealized Appreciation	$2,139,163

Information concerning open futures contracts for ING Strategic Allocation Income Fund at November 30, 2005 is shown below:

Long Contracts	No. of Contracts	Notional Market Value	Expiration Date	Unrealized Gain
U.S. Treasury 30 Year Bond	4	$449,125	12/20/2005	$3,446

See Accompanying Notes to Financial Statements

ING Funds Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund’s prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.ingfunds.com.

Domestic Equity and Income Funds	Global Equity Funds
ING Balanced Fund	ING Global Equity Dividend Fund
ING Convertible Fund	ING Global Real Estate Fund
ING Equity Income Fund	ING Global Value Choice Fund
ING Real Estate Fund
International Equity Funds
Domestic Equity Growth Funds	ING Emerging Countries Fund
ING Fundamental Research Fund	ING Foreign Fund
ING Disciplined LargeCap Fund	ING Greater China Fund
ING Growth Fund	ING Index Plus International Equity Fund
ING LargeCap Growth Fund	ING International Capital Appreciation Fund
ING MidCap Opportunities Fund	ING International Fund
ING Opportunistic LargeCap Fund	ING International SmallCap Fund
ING SmallCap Opportunities Fund	ING International Value Fund
ING Small Company Fund	ING International Value Choice Fund
ING Precious Metals Fund
Domestic Equity Index Funds	ING Russia Fund
ING Index Plus LargeCap Fund
ING Index Plus MidCap Fund	International Fixed Income Fund
ING Index Plus SmallCap Fund	ING Emerging Markets Fixed Income Fund

Domestic Equity Value Funds	International Fund-of-Funds
ING Financial Services Fund	ING Diversified International Fund
ING LargeCap Value Fund
ING MagnaCap Fund	Loan Participation Fund
ING MidCap Value Fund	ING Senior Income Fund
ING MidCap Value Choice Fund
ING SmallCap Value Fund	Money Market Funds
ING SmallCap Value Choice Fund	ING Aeltus Money Market Fund
ING Money Market Fund
Fixed Income Funds
ING GNMA Income Fund	Strategic Allocation Funds
ING High Yield Bond Fund	ING Strategic Allocation Balanced Fund
ING Intermediate Bond Fund	ING Strategic Allocation Growth Fund
ING National Tax-Exempt Bond Fund	ING Strategic Allocation Income Fund

*                 An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Registrant uses to determine how to vote proxies related to portfolio securities is available (1) without charge, upon request, by calling Shareholder Services toll-free at 800-992-0180; (2) on the Registrant’s website at www.ingfunds.com and (3) on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Information regarding how the Registrant voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Registrant’s website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Registrant’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330; and is available upon request from the Registrant by calling Shareholder Services toll-free at 800-992-0180.

Investment Manager	Transfer Agent
ING Investments, LLC	DST Systems, Inc.
7337 East Doubletree Ranch Road	P.O. Box 419368
Scottsdale, Arizona 85258	Kansas City, Missouri 64141

Administrator	Custodian
ING Funds Services, LLC	The Bank of New York
7337 East Doubletree Ranch Road	100 Colonial Center Parkway, Suite 300
Scottsdale, Arizona 85258	Lake Mary, Florida 32746

Distributor	Legal Counsel
ING Funds Distributor, LLC	Goodwin Procter, LLP
7337 East Doubletree Ranch Road	Exchange Place,
Scottsdale, Arizona 85258	53 State Street
1-800-334-3444	Boston, Massachusetts 02109

For more complete information, or to obtain a prospectus on any ING fund, please call your Investment Professional or ING Funds Distributor, LLC at (800) 992-0180 or log on to www.ingfunds.com. The prospectus should be read carefully before investing. Consider the fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this information and other information about the fund. Check with your Investment Professional to determine which funds are available for sale within their firm. Not all funds are available for sale within their firm. Not all funds are available for sale at all firms.

FUNDS	PRSAR-ADEABCIOR	(1105-012706)

ITEM 2.                             CODE OF ETHICS.

Not required for semi-annual filing.

ITEM 3.                             AUDIT COMMITTEE FINANCIAL EXPERT.

Not required for semi-annual filing.

ITEM 4.                             PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required for semi-annual filing.

ITEM 5.                             AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not required for semi-annual filing.

ITEM 6.                             SCHEDULE OF INVESTMENTS.

Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7.                             DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                             PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                             PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                       SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Board has a Nominating Committee for the purpose of considering and presenting to the Board candidates it proposes for nomination to fill Independent Trustee vacancies on the Board.  The Committee currently consists of all Independent Trustees of the Board (6 individuals).  The Nominating Committee operates pursuant to a Charter approved by the Board. The primary purpose of the Nominating Committee is to consider and present to the Board the candidates it proposes for nomination to fill vacancies on the Board. In evaluating candidates, the Nominating Committee may consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met.  Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include at a minimum the following information as to each individual proposed for nomination as trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the Securities and Exchange Commission.

ITEM 11.                       CONTROLS AND PROCEDURES.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.                       EXHIBITS.

(a)(1)                    The Code of Ethics is not required for the semi-annual filing.

(a)(2)                    A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(a)(3)                    Not required for semi-annual filing.

(b)                                 The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Series Fund, Inc.

By	/s/	James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date:	February 9, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/	James M. Hennessy
James M. Hennessy
President and Chief Executive Officer

Date:	February 9, 2006

By	/s/	Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	February 9, 2006